UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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Soliciting Material Pursuant to §240.14a-12

XL GROUP
Public Limited Company

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XL GROUP PLC

SPECIAL COURT-ORDERED MEETING AND EXTRAORDINARY GENERAL MEETING OF HOLDERS OF ORDINARY SHARES TO BE HELD ON [•], 2016

[•], 2016
To the Holders of Ordinary Shares of XL Group plc (“XL-Ireland”):
On [•], 2016, commencing at [•] [a.m./p.m.], local time, we will hold two special meetings of holders of our ordinary shares at our offices located at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland.
At these meetings, you will be asked to vote on a number of proposals, including proposals for a “scheme of arrangement” under Irish law that would change the place of incorporation of the ultimate parent holding company of the XL group of companies from Ireland to Bermuda.
Our Board of Directors has unanimously determined that changing the place of incorporation of our holding company to Bermuda and the other proposals referenced below are in the interests of XL-Ireland and its shareholders. In summary, our Board of Directors believes that following the acquisition of Catlin Group Limited in 2015, which has bolstered XL-Ireland’s already substantial operations in and ties to Bermuda, together with the Bermuda Monetary Authority’s extensive knowledge of XL-Ireland’s operations, Bermuda’s position within the international (re)insurance market and the recent determination of Bermuda’s equivalence with Solvency II, a change in incorporation to Bermuda will be advantageous to XL-Ireland, its operations and its shareholders. The reasons for the redomestication and the other proposals are discussed in further detail in the accompanying proxy statement.
Completion of the proposed scheme of arrangement will result in the cancellation of your ordinary shares in XL-Ireland, and the replacement of those shares with an equal number of common shares issued by XL Group Ltd (formerly known as Coral Reef Limited), a new Bermuda exempted company (“XL-Bermuda”).
Following completion of the redomestication, our ordinary shares will continue to be listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “XL” and on the Bermuda Stock Exchange (the “BSX”) under the ticker symbol “XL.BH”. Our ultimate parent holding company will continue to be registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, and be subject to the same SEC reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 and the applicable corporate governance rules of the NYSE. We will continue to report our financial results in U.S. dollars and under U.S. generally accepted accounting principles. We will no longer be required to provide you with Irish Statutory Accounts prepared in accordance with Irish law, but we will be required to provide you certain financial information pursuant to Bermuda law.
In addition to the proposals relating to the scheme of arrangement, we are also asking you to approve the following additional proposals at the extraordinary general meeting (as more fully described in the accompanying “scheme circular” and set out in the Notice Of Extraordinary General Meeting at Annex F):
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To approve a reduction of our capital under Sections 84 and 85 of the Irish Companies Act 2014 in order to effect a cancellation of our outstanding ordinary shares in connection with the scheme of arrangement.

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To approve the terms of the acquisition of XL-Ireland ordinary shares by XL-Bermuda, a subsidiary of XL-Ireland prior to the scheme of arrangement, in connection with the scheme of arrangement.

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To approve the authorization of the directors of XL-Ireland to allot ordinary shares in XL-Ireland to XL-Bermuda up to an amount equal to the nominal value of the ordinary shares in XL-Ireland which are to be cancelled in connection with the scheme of arrangement.

i

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To approve the application by XL-Ireland of a reserve credit, arising on its books of account as a result of the cancellation of XL-Ireland ordinary shares in connection with the scheme of arrangement, to pay up in full at par the ordinary shares allotted to XL-Bermuda in connection with the scheme of arrangement.

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To approve an amendment to the memorandum of association of XL-Ireland to grant XL-Ireland a new object enabling it to enter into the scheme of arrangement.

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To approve an amendment to the articles of association of XL-Ireland to (1) provide that the allotment or issue of all ordinary shares in XL-Ireland on or after the amendment to the articles of association and before the capital of XL-Ireland is reduced by the cancellation of the XL-Ireland ordinary shares, being any XL-Ireland ordinary shares in issue before 5:00 p.m. (Eastern Standard Time) and 10:00 p.m. (Irish time) on the day before the hearing at which the Scheme of Arrangement is sanctioned (the “Cancellation Record Time”) will be subject to the Scheme of Arrangement; (2) allow XL-Bermuda to transfer to itself, or to any person on its behalf, any ordinary shares allotted or issued to any person in XL-Ireland on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of XL-Ireland that are not subject to the Scheme of Arrangement; (3) allow XL-Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (2) above; and (4) disapply rights of pre-emption to ordinary shares in XL-Ireland allotted and issued pursuant to the Scheme of Arrangement.

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To approve, as a prospective shareholder of XL-Bermuda, a bye-law of XL-Bermuda that will require that any amendment to the bye-laws of XL-Bermuda must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL-Bermuda has unanimously approved the proposed amendment, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.

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To approve, as a prospective shareholder of XL-Bermuda, a bye-law of XL-Bermuda that will require that any merger or amalgamation involving XL-Bermuda must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL-Bermuda has unanimously approved the proposed amendment, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.

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To approve, as a prospective shareholder of XL-Bermuda, a bye-law of XL-Bermuda that will provide XL-Bermuda the option to purchase for fair market value all or part of the shares held by a XL-Bermuda shareholder if the Board of Directors in its sole discretion determines that ownership of shares of XL-Bermuda by any shareholders may result in adverse tax, regulatory or legal consequences to XL-Bermuda or its subsidiaries or any other shareholder to the extent the Board of Directors, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences.

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To approve motions to adjourn each meeting to a later date to solicit additional proxies, in the discretion of the chairman of the meeting, if there are insufficient proxies to approve the meeting proposals at the time of each applicable shareholder meeting.

The accompanying proxy statement provides important information about the meeting proposals described above. We encourage you to read the entire document carefully, including the “Risk Factors” section beginning on page 32 of the accompanying proxy statement, before voting. You are entitled to vote by attending the meetings or by appointing a proxy. It is not necessary that the proxy appointed by you be a shareholder of XL-Ireland.
Your vote is very important. Your Board of Directors unanimously recommends that you vote “FOR” all of the above proposals.

To ensure that your XL-Ireland ordinary shares are voted in accordance with your wishes, please mark, date, sign and return the accompanying proxy cards (one gold for the scheme meeting, and one white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible or appoint a proxy to vote your XL-Ireland ordinary shares by using the Internet.
If you hold your XL-Ireland ordinary shares in “street name” through a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), please follow the voting instructions provided to your broker, which may include an option to vote by telephone.
If you are a holder of domestic depositary interests representing XL-Ireland ordinary shares (“DDIs”) held through Computershare Investor Services PLC (“Computershare UK”), you should follow the instructions you receive from Computershare UK (if you hold such DDIs directly) or through your broker or nominee.
Please note that holders of XL-Ireland ordinary shares through brokers or nominees, and holders of DDIs may be required to submit voting instructions to their applicable broker or nominee at or prior to a deadline which is before [•], 2016 and such holders should therefore follow the separate instructions that will be provided by such broker or nominee.
If you have any questions about the meetings or require assistance, please call Georgeson LLC, our proxy solicitor, at [•] (toll-free within the United States), at [•] (outside the United States) or at [•] (toll-free within the United Kingdom).
On behalf of XL-Ireland’s Board of Directors, thank you for your continued support.
Sincerely,
[Insert signature]	[Insert signature]
Michael McGavick Chief Executive Officer	Eugene McQuade Chairman of the Board of Directors
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the contemplated scheme of arrangement or determined if the accompanying proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.
The accompanying proxy statement related to the XL Group plc ordinary shares is dated [•], 2016 and is first being mailed to the holders of XL Group plc’s ordinary shares on or about [•], 2016.

SUMMARY OF NOTICES OF THE SPECIAL COURT-ORDERED MEETING AND THE EXTRAORDINARY GENERAL
MEETING OF THE HOLDERS OF XL GROUP PLC ORDINARY SHARES
TO BE HELD ON [•], 2016
To the Holders of Ordinary Shares of XL Group plc:
On [•], 2016, XL Group plc, a public limited company organized under the laws of Ireland (“XL-Ireland”), will hold a special court-ordered meeting (the “scheme meeting”) of the holders of XL-Ireland ordinary shares (the “shareholders”), which will commence at [•] [a.m./p.m.], local time, and an extraordinary general meeting (the “extraordinary general meeting”) of shareholders, which will commence at [•] [a.m./p.m.], local time (or as soon thereafter as the scheme meeting concludes or is adjourned), in order to approve certain proposals, including a proposal related to a scheme of arrangement under Irish law. We sometimes refer to these meetings together as the “shareholder meetings.” The shareholder meetings will be held at our offices at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland. Shareholders are being asked to vote on the following matters:
At the scheme meeting:
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To approve the scheme of arrangement substantially in the form attached as Annex A to the accompanying proxy statement (the “Scheme of Arrangement”), pursuant to which (i) all of the existing ordinary shares, par value $0.01 per share (the “XL-Ireland ordinary shares”), of XL-Ireland (other than XL-Ireland ordinary shares held by XL Group Ltd (formerly known as Coral Reef Limited) (“XL-Bermuda”) and, if applicable, its nominees) will be cancelled, (ii) the reserves created on cancellation of the XL-Ireland ordinary shares will be used to issue XL-Ireland ordinary shares to XL-Bermuda and (iii) in return for such issuance of new XL-Ireland ordinary shares to XL-Bermuda, XL-Bermuda will issue common shares, par value $0.01 per share (the “XL-Bermuda common shares”) to the holders of XL-Ireland ordinary shares. Pursuant to the Scheme of Arrangement, each shareholder will receive one XL-Bermuda common share for each XL-Ireland ordinary share owned by such shareholder.

We refer to this proposal (Proposal Number One) as the “Scheme of Arrangement Proposal.”
At the extraordinary general meeting:
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If the Scheme of Arrangement Proposal is approved, to approve at the extraordinary general meeting the Scheme of Arrangement by and on behalf of XL-Ireland.

We refer to this proposal (Proposal Number Two) as the “EGM Scheme of Arrangement Proposal.”
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If the Scheme of Arrangement Proposal is approved, to approve a reduction of capital of XL-Ireland under Sections 84 and 85 of the Irish Companies Act 2014 in order to effect the cancellation of XL-Ireland ordinary shares contemplated by the Scheme of Arrangement.

We refer to this proposal (Proposal Number Three) as the “Capital Reduction Proposal.”
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If the Scheme of Arrangement Proposal is approved, to approve the terms of the acquisition of XL-Ireland ordinary shares by XL-Bermuda, a subsidiary of XL-Ireland prior to the Scheme of Arrangement, in connection with the Scheme of Arrangement.

We refer to this proposal (Proposal Number Four) as the “Subsidiary Share Acquisition Proposal.”
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If the Scheme of Arrangement Proposal is approved, to approve the authorization of the directors of XL-Ireland to allot ordinary shares in XL-Ireland to XL-Bermuda up to an amount equal to the nominal value of the ordinary shares cancelled in connection with the Scheme of Arrangement.

We refer to this proposal (Proposal Number Five) as the “Directors’ Allotment Authority Proposal.”

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If the Scheme of Arrangement Proposal is approved, to approve the application by XL-Ireland of a reserve credit, arising on its books of account as a result of the cancellation of ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the ordinary shares allotted to XL-Bermuda in connection with the Scheme of Arrangement.

We refer to this proposal (Proposal Number Six) as the “Ireland Reserve Application Proposal.”
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If the Scheme of Arrangement Proposal is approved, to approve an amendment to the memorandum of association of XL-Ireland to grant XL-Ireland a new object enabling it to enter into the Scheme of Arrangement.

We refer to this proposal (Proposal Number Seven) as the “Ireland Memorandum Amendment Proposal.”
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If the Scheme of Arrangement Proposal is approved, to approve an amendment to the articles of association of XL-Ireland to (1) provide that the allotment or issue of all ordinary shares in XL-Ireland on or after the amendment to the articles of association and before the Cancellation Record Time will be subject to the Scheme of Arrangement; (2) allow XL-Bermuda to transfer to itself, or to any person on its behalf, any ordinary shares allotted or issued to any person in XL-Ireland on or after 5:00 p.m. (Eastern Standard Time) and 10:00 p.m. (Irish time) on the day before the hearing at which the Scheme of Arrangement is sanctioned (the “Cancellation Record Time”), or otherwise issued after the amendment to the articles of association of XL-Ireland that are not subject to the Scheme of Arrangement; (3) allow XL-Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (2) above; and (4) disapply rights of pre-emption to ordinary shares in XL-Ireland allotted or issued pursuant to the Scheme of Arrangement.

We refer to this proposal (Proposal Number Eight) as the “Ireland Articles Amendment Proposal.”
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If the Scheme of Arrangement Proposal is approved, to approve, as a prospective shareholder of XL-Bermuda, a bye-law of XL-Bermuda that will require that any amendment to the bye-laws of XL-Bermuda must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL-Bermuda has unanimously approved the proposed amendment, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.

We refer to this proposal (Proposal Number Nine) as the “Bermuda Bye-Law Amendment Threshold Proposal.”
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If the Scheme of Arrangement Proposal is approved, to approve, as a prospective shareholder of XL-Bermuda, a bye-law of XL-Bermuda that will require that any merger or amalgamation involving XL-Bermuda must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL-Bermuda has unanimously approved the proposal, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.

We refer to this proposal (Proposal Number Ten) as the “Bermuda Merger and Amalgamation Threshold Proposal.”
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If the Scheme of Arrangement Proposal is approved, to approve, as a prospective shareholder of XL-Bermuda, a bye-law of XL-Bermuda that will provide XL-Bermuda the option to purchase for fair market value all or part of the shares held by a XL-Bermuda shareholder if the Board of Directors in its sole discretion determines that ownership of shares of XL-Bermuda by any shareholders may result in adverse tax, regulatory or legal consequences to XL-Bermuda or its subsidiaries or any other shareholder to the extent the Board of Directors, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences.

We refer to this proposal (Proposal Number Eleven) as the “Bermuda Repurchase Right Proposal.”
v

At both shareholder meetings:
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To approve motions to adjourn each meeting to a later date to solicit additional proxies, in the discretion of the chairman of the meeting, if there are insufficient proxies to approve the meeting proposals at the time of each applicable shareholder meeting.

We refer to such proposals as the “Adjournment Proposals.”
The proposals contemplated by this proxy statement, including the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Subsidiary Share Acquisition Proposal, the Director’s Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal, the Ireland Articles Amendment Proposal, the Bermuda Bye-Law Amendment Threshold Proposal, the Bermuda Merger and Amalgamation Threshold Proposal, the Bermuda Repurchase Right Proposal and the Adjournment Proposals, are sometimes referred to herein as the “meeting proposals.”
The transactions contemplated by the Scheme of Arrangement, including the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal and, if approved, the Subsidiary Share Acquisition Proposal, are sometimes referred to herein as the “Transaction.”
Approval of each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal by our shareholders is a condition to the Scheme of Arrangement becoming effective.
The formal notices of the scheme meeting and the extraordinary general meeting are provided as attachments to the accompanying proxy statement as Annexes E and F, respectively, and should be read closely. This summary does not constitute the formal notice in respect of either of those meetings.
If any other matters properly come before either of the shareholder meetings or any adjournments of either of such shareholder meetings, the persons named in the proxy card will have the authority to vote the XL-Ireland ordinary shares represented by all properly executed proxies in their discretion. The Board of Directors of XL-Ireland currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.
The XL-Ireland Board of Directors has set [•], 2016 as the record date for the scheme meeting and for the extraordinary general meeting. This means that only those persons who were holders of XL-Ireland ordinary shares at the close of business on the record date will be entitled to receive notice of the shareholder meetings and to attend and vote at the shareholder meetings and any adjournments thereof.
The scheme meeting is being convened in accordance with an order of the High Court of Ireland (the “Irish High Court”) dated [•], 2016. If the XL-Ireland shareholders approve each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal and the other conditions to the Scheme of Arrangement have been satisfied or waived (and we do not abandon the Scheme of Arrangement), we will proceed to seek the sanction of the Irish High Court in respect of the Scheme of Arrangement and the Capital Reduction Proposal. Our Irish counsel has advised us that the Irish High Court is unlikely to sanction the Scheme of Arrangement until all conditions to the Transaction have been satisfied or waived. Sanction of the Irish High Court must be obtained as a condition to the Scheme of Arrangement becoming effective. We expect the hearing before the Irish High Court regarding sanction of the Scheme of Arrangement to be held on [•], 2016. If you are an XL-Ireland shareholder who wishes to appear in person or by counsel at the Irish High Court hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so by giving proper written notice to A&L Goodbody Solicitors, North Wall Quay, IFSC, Dublin 1 as Irish legal advisers to XL-Ireland not less than two weeks before the date of such hearing. XL-Ireland will not object to the participation in the Irish High Court hearing by any person who holds shares through a broker or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate.

The accompanying proxy statement and proxy cards (one gold for the scheme meeting, and one white for the extraordinary general meeting) are first being sent to XL-Ireland shareholders on or about [•], 2016 and contain additional information on how to attend the shareholder meetings and vote any ordinary shares you own in person at the shareholder meetings.
Proof of ownership of XL-Ireland ordinary shares as of the record date, as well as a form of personal photo identification, must be presented to be admitted to the shareholder meetings.
If you hold your XL-Ireland ordinary shares in the name of a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), or if you are a holder of domestic depositary interests representing XL-Ireland ordinary shares (“DDIs”) held through Computershare Investor Services PLC (“Computershare UK”), and you plan to attend the shareholder meetings, you must present proof of your ownership of those shares or DDIs as of the record date, such as a bank or brokerage account statement or letter from your broker or other nominee, together with a form of personal photo identification, to be admitted to the shareholder meetings. In addition, you may not vote your XL-Ireland ordinary shares in person at the shareholder meetings unless you obtain an “instrument of proxy” from Computershare UK (if you hold such DDIs directly) or the broker or nominee that holds your XL-Ireland ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy”.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SHAREHOLDER MEETINGS, PLEASE TAKE THE NECESSARY STEPS TO VOTE AT THE MEETING.
IF YOU ARE A REGISTERED SHAREHOLDER, YOU SHOULD MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARDS ONE GOLD FOR THE SCHEME MEETING, AND ONE WHITE FOR THE EXTRAORDINARY GENERAL MEETING) IN THE ENCLOSED, POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE, OR APPOINT A PROXY TO VOTE YOUR XL-IRELAND ORDINARY SHARES BY USING THE INTERNET.
IF YOU HOLD YOUR XL-IRELAND ORDINARY SHARES IN “STREET NAME” THROUGH A BROKER OR NOMINEE, PLEASE FOLLOW THE VOTING INSTRUCTIONS PROVIDED TO YOU BY SUCH BROKER OR NOMINEE, WHICH MAY INCLUDE AN OPTION TO VOTE BY TELEPHONE.
IF YOU ARE A HOLDER OF DDIs HELD THROUGH COMPUTERSHARE UK, YOU SHOULD FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM COMPUTERSHARE UK (IF YOU HOLD SUCH DDIs DIRECTLY) OR THROUGH YOUR BROKER OR NOMINEE.
PLEASE NOTE THAT HOLDERS OF XL-IRELAND ORDINARY SHARES THROUGH A BROKER OR NOMINEE, AND HOLDERS OF DDIs MAY BE REQUIRED TO SUBMIT VOTING INSTRUCTIONS TO COMPUTERSHARE UK, IF APPROPRIATE, OR THEIR APPLICABLE BROKER OR NOMINEE AT OR PRIOR TO THE DEADLINE APPLICABLE FOR THE SUBMISSION OF XL-IRELAND SHAREHOLDERS AND SUCH HOLDERS SHOULD THEREFORE FOLLOW THE SEPARATE INSTRUCTIONS THAT WILL BE PROVIDED BY SUCH NOMINEE.

The accompanying proxy statement incorporates documents by reference. Please see “Where You Can Find More Information” beginning on page [•] of the accompanying proxy statement for a listing of documents incorporated by reference. These documents are available to any person, including any beneficial owner, upon request by contacting us at:
XL Group
Investor Relations
100 Washington Boulevard
6th Floor
Stamford, CT 06902
Telephone: (203) 964 3470
Fax: (203) 964 3444
Email: investorinfo@xlgroup.com
To ensure timely delivery of these documents, any request should be made no later than [•], 2016. The exhibits to these documents will generally not be made available unless such exhibits are specifically incorporated by reference in the accompanying proxy statement.

x

XL GROUP PLC

PROXY STATEMENT

For the Special Court-Ordered Meeting and the Extraordinary General Meeting
of the Holders of XL Group plc Ordinary Shares
to be held on [•], 2016

This proxy statement, which also constitutes the “scheme circular” required to be sent to shareholders under Section 452 of the Companies Act 2014 of Ireland, is furnished to the holders of ordinary shares (the “shareholders”) of XL Group plc, a public limited company organized under the laws of Ireland (“XL-Ireland”), in connection with the solicitation of proxies on behalf of the Board of Directors of XL-Ireland (the “Board”) to be voted at the special court-ordered meeting of shareholders (the “scheme meeting”) and the extraordinary general meeting of shareholders (the “extraordinary general meeting”) to be held on [•], 2016, and any adjournments thereof, at the times and place and for the purposes set forth in the accompanying notices of the scheme meeting and the extraordinary general meeting. We sometimes refer to these meetings together as the “shareholder meetings.” This proxy statement and the accompanying proxy cards (one gold proxy card for the scheme meeting, and one white proxy card for the extraordinary general meeting) (which proxy cards do not apply to XL-Ireland’s 2016 Annual General Meeting) are first being sent to shareholders on or about [•], 2016. Please mark, date, sign and return the enclosed proxy cards (one gold for the scheme meeting, and one white for the extraordinary general meeting) to ensure that all of your XL-Ireland ordinary shares, par value $0.01 per share (the “XL-Ireland ordinary shares”), are represented at the shareholder meetings.
XL-Ireland ordinary shares represented by valid proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, “FOR” each of the meeting proposals set forth in this proxy statement. You may revoke your proxy at any time before it is exercised at the shareholder meetings by timely delivery of a properly executed, later-dated proxy with respect to the shareholder meetings to XL-Ireland. You may also notify our Secretary in writing before the shareholder meetings that you are revoking your proxy with respect to the shareholder meetings.
The Board has set [•], 2016 as the record date (the “record date”) for the scheme meeting and for the extraordinary general meeting. This means that only those persons who were holders of XL-Ireland ordinary shares at the close of business on [•], 2016 will be entitled to receive notice of the shareholder meetings and to attend and vote at the shareholder meetings and any adjournments thereof. As of the record date, [•] XL-Ireland ordinary shares were issued and outstanding.
Only holders of XL-Ireland ordinary shares as of the record date are invited to attend the shareholder meetings. We have enclosed two proxy cards - one gold proxy card for the scheme meeting, and one white proxy card for the extraordinary general meeting. Please complete, sign and return both proxy cards.
Proof of ownership of XL-Ireland ordinary shares as of the record date, as well as a form of personal photo identification, must be presented to be admitted to the shareholder meetings.
If you hold your XL-Ireland ordinary shares in “street name” beneficially though a bank, broker, trustee, custodian or other nominee (which we generally refer to as “brokers” or “nominees”), or if you are a holder of domestic depositary interests representing XL-Ireland ordinary shares (“DDIs”) held through Computershare Investor Services PLC (“Computershare UK”), you must follow the procedures required by Computershare UK (if you hold such DDIs directly) or your broker or nominee to appoint or revoke a proxy with respect to the shareholder meetings. You should contact Computershare UK, if appropriate, or your broker or nominee directly for more information on these procedures.
In addition, if you wish to attend the special meetings in person and you either hold your XL-Ireland ordinary shares in “street name” beneficially though a broker or nominee, or are a holder of DDIs, you must present proof of your ownership of those shares or DDIs as of the record date, such as a bank or brokerage account statement or letter from your bank, broker or other nominee, together with a form of personal photo identification, to be admitted to the shareholder meetings. In addition, you may not vote your XL-Ireland ordinary shares in person at the shareholder meetings unless you obtain an “instrument of proxy” from Computershare UK (if you hold such DDIs directly) or the broker or nominee that holds your XL-Ireland ordinary shares. You will need to follow the instructions of Computershare UK, if appropriate, or your broker or nominee in order to obtain such an “instrument of proxy”.

STRUCTURE OF THE TRANSACTION
In Proposal Number One (the “Scheme of Arrangement Proposal”), we are seeking your approval at the scheme meeting with respect to a scheme of arrangement under Sections 449 to 455 of the Irish Companies Act 2014, substantially in the form attached as Annex A to this proxy statement (the “Scheme of Arrangement”), that, once it becomes effective, will result in you owning common shares of XL Group Ltd (formerly known as Coral Reef Limited), a Bermuda exempted company (“XL-Bermuda”), instead of XL-Ireland ordinary shares.
In Proposal Number Two (the “EGM Scheme of Arrangement Proposal”), we are seeking your approval at the extraordinary general meeting with respect to the Scheme of Arrangement. This second approval at the extraordinary general meeting is being sought to fulfill a requirement of Irish law.
In Proposal Number Three (the “Capital Reduction Proposal”), we are seeking your approval at the extraordinary general meeting of a capital reduction under Sections 84 and 85 of the Irish Companies Act 2014 in order to effect the cancellation of XL-Ireland ordinary shares contemplated by the Scheme of Arrangement.
In Proposal Number Four (the “Subsidiary Share Acquisition Proposal”), we are seeking your approval at the extraordinary general meeting of the terms of the acquisition of XL-Ireland ordinary shares by XL-Bermuda, a subsidiary of XL-Ireland prior to the Scheme of Arrangement, in connection with the Scheme of Arrangement.
In Proposal Number Five (the “Directors’ Allotment Authority Proposal”), we are seeking your approval at the extraordinary general meeting of the authorization of the directors of XL-Ireland to allot ordinary shares in XL-Ireland to XL-Bermuda up to an amount equal to the nominal value of the ordinary shares cancelled in connection with the Scheme of Arrangement.
In Proposal Number Six (the “Ireland Reserve Application Proposal”), we are seeking your approval at the extraordinary general meeting of the application by XL-Ireland of a reserve credit, arising on its books of account as a result of the cancellation of XL-Ireland ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the XL-Ireland ordinary shares allotted to XL-Bermuda in connection with the Scheme of Arrangement.
In Proposal Number Seven (the “Ireland Articles Amendment Proposal”), we are seeking your approval at the extraordinary general meeting of the application by XL-Ireland of an amendment to the articles of association of XL-Ireland to (1) provide that the allotment or issue of all ordinary shares in XL-Ireland on or after the amendment to the articles of association and before 5:00 p.m. (Eastern Standard Time) and 10:00 p.m. (Irish time) on the day before the hearing at which the Scheme of Arrangement is sanctioned (the “Cancellation Record Time”) will be subject to the Scheme of Arrangement; (2) allow XL-Bermuda to transfer to itself, or to any person on its behalf, any ordinary shares allotted or issued to any person in XL-Ireland on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of XL-Ireland that are not subject to the Scheme of Arrangement; (3) allow XL-Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (2) above; and (4) disapply rights of pre-emption to ordinary shares in XL-Ireland allotted or issued pursuant to the Scheme of Arrangement.
In Proposal Number Eight (the “Ireland Memorandum Amendment Proposal”), we are seeking your approval at the extraordinary general meeting of the application by XL-Ireland of an amendment to the memorandum of association of XL-Ireland to grant XL-Ireland a new object enabling it to enter into the Scheme of Arrangement.
Prior to the Scheme of Arrangement, XL-Bermuda, as a subsidiary of XL-Ireland, will acquire shares of XL-Ireland. If the Scheme of Arrangement becomes effective, (i) XL-Ireland’s share in XL-Bermuda will be cancelled, (ii) all of the existing ordinary shares of XL-Ireland will be cancelled, other than the XL-Ireland ordinary shares held by XL-Bermuda and, if applicable, its nominees, (iii) XL-Ireland will issue shares to XL-Bermuda equal to the number of shares cancelled pursuant to (ii) above using the reserve created by the cancellation of the XL-Ireland ordinary shares, and (iv) in return for such issuance of XL-Ireland ordinary shares to XL-Bermuda, XL-Bermuda will issue common shares of XL-Bermuda, par value $0.01 per share (“XL-Bermuda common shares”), to existing XL-Ireland shareholders whose shares were cancelled pursuant to (ii) above. As a result of the Scheme of Arrangement, each shareholder of XL-Ireland will receive one XL-Bermuda common share for each XL-Ireland ordinary share owned by such shareholder, except XL-Bermuda and, if applicable, its nominees who will retain their initial shares in XL-Ireland.
There are several steps required in order for us to effect the Scheme of Arrangement, including holding the scheme meeting. The scheme meeting is being convened in accordance with an order of the High Court of Ireland (the “Irish High Court”) dated [•], 2016. We will hold the scheme meeting to approve the Scheme of Arrangement on [•], 2016. If each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal are approved by the shareholders and the other conditions to the Scheme of Arrangement having been satisfied or waived (and we do not abandon the Scheme of Arrangement), we will seek the Irish High Court’s sanction of the Scheme of Arrangement and the Capital Reduction Proposal.
If we obtain the requisite approvals from our shareholders and the Irish High Court and if all of the other conditions to the Scheme of Arrangement are satisfied or, if allowed by law, waived, we intend to file the court order authorizing the Scheme of Arrangement with the Irish Companies Registration Office within 21 days. Registration of that order by the Registrar of Companies will cause the Scheme of Arrangement to become effective before the opening of trading of the XL-Ireland ordinary shares on the New York Stock Exchange, Inc. (the “NYSE”) on the date of such registration (the “Effective Time”). The Effective Time will depend on factors such as any postponement or adjournment of the Sanction Hearing.
At the Effective Time, the following steps will occur effectively simultaneously in the following order:
1.
XL-Ireland’s share in XL-Bermuda will be cancelled;

2.
all of the existing ordinary shares of XL-Ireland will be cancelled, other than the XL-Ireland ordinary shares held by XL-Bermuda and, if applicable, its nominees;

3.
XL-Ireland will issue shares to XL-Bermuda equal to the number of shares cancelled pursuant to step 2 above using the reserve created by the cancellation of the XL-Ireland ordinary shares; and

4.
in return for such issuance of XL-Ireland ordinary shares to XL-Bermuda, XL-Bermuda will issue XL-Bermuda common shares to existing XL-Ireland shareholders whose shares were cancelled pursuant to step 2 above.

As a result of the Scheme of Arrangement, the holders of XL-Ireland ordinary shares will become holders of XL-Bermuda common shares and XL-Bermuda and, if applicable, its nominees will own all of the outstanding XL-Ireland ordinary shares. The members of the Board of Directors of XL-Ireland then in office will become the members of the Board of Directors of XL-Bermuda at the Effective Time.
After the Effective Time, you will continue to own an interest in the ultimate parent holding company of the XL group of companies, which will conduct the same business operations through its subsidiaries as conducted by XL-Ireland through its subsidiaries before the Effective Time. The number of XL-Bermuda common shares you will own will be the same as the number of XL-Ireland ordinary shares you owned prior to the Effective Time, and your relative ownership interest in XL will remain unchanged.
At [•], 2016, [•] XL-Ireland ordinary shares were issued and outstanding.
The transactions contemplated by the Scheme of Arrangement, including the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal and, if approved, the Subsidiary Share Acquisition Proposal, are sometimes referred to herein as the “Transaction.”
If, and only if, the Transaction is consummated, XL-Ireland will be liquidated and following the effectiveness of such liquidation, XL-Ireland’s direct, wholly owned subsidiary XLIT Ltd. will become a direct, wholly owned subsidiary of XL-Bermuda. If the Transaction is consummated, the liquidation of XL-Ireland is expected to occur before the end of 2016.

The following diagram depicts our organizational structure immediately before and after the Transaction and the liquidation of XL-Ireland. The diagram does not depict any XL-Ireland subsidiaries (other than XL-Bermuda prior to the Effective Time and XLIT Ltd).
We use the terms “XL,” “we,” “our company,” “our” and “us” in this proxy statement to refer to XL Group plc and its subsidiaries prior to the Scheme of Arrangement and to refer to XL Group Ltd and its subsidiaries after the Scheme of Arrangement.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE OTHER PROPOSALS
1.    Q:
What am I being asked to vote on at the shareholder meetings?

A:
Shareholders are being asked to vote on the following matters:

At the scheme meeting:
•
To approve the Scheme of Arrangement, pursuant to which: (i) XL-Ireland’s share in XL-Bermuda will be cancelled; (ii) all of the existing ordinary shares of XL-Ireland will be cancelled, other than the XL-Ireland ordinary shares held by XL-Bermuda and, if applicable, its nominees; (iii) XL-Ireland will issue shares to XL-Bermuda equal to the number of shares cancelled pursuant to (ii) above using the reserve created by the cancellation of the XL-Ireland ordinary shares; and (iv) in return for such issuance of XL-Ireland ordinary shares to XL-Bermuda, XL-Bermuda will issue XL-Bermuda common shares to existing XL-Ireland shareholders whose shares were cancelled pursuant to (ii) above. Pursuant to the Scheme of Arrangement, each shareholder of XL-Ireland will receive one XL-Bermuda common share for each XL-Ireland ordinary share owned by such shareholder, except XL-Bermuda and, if applicable, its nominees will retain their initial shares in XL-Ireland.

At the extraordinary general meeting:
•
If the Scheme of Arrangement Proposal is approved, to approve the Scheme of Arrangement by and on behalf of XL-Ireland.

•
If the Scheme of Arrangement Proposal is approved, to approve a reduction of capital of XL-Ireland under Sections 84 and 85 of the Irish Companies Act 2014 in order to effect the cancellation of XL-Ireland ordinary shares contemplated by the Scheme of Arrangement.

•
If the Scheme of Arrangement Proposal is approved, to approve the terms of the acquisition of XL-Ireland ordinary shares by XL-Bermuda, a subsidiary of XL-Ireland prior to the Scheme of Arrangement, in connection with the Scheme of Arrangement, which are set forth in Exhibit G of this proxy statement.

•
If the Scheme of Arrangement Proposal is approved, to approve the authorization of the directors of XL-Ireland to allot ordinary shares in XL-Ireland to XL-Bermuda up to an amount equal to the nominal value of the ordinary shares cancelled in connection with the Scheme of Arrangement.

•
If the Scheme of Arrangement Proposal is approved, to approve the application by XL-Ireland of a reserve credit, arising on its books of account as a result of the cancellation of ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the ordinary shares allotted to XL-Bermuda in connection with the Scheme of Arrangement.

•
If the Scheme of Arrangement Proposal is approved, to approve an amendment to the memorandum of association of XL-Ireland to grant XL-Ireland a new object enabling it to enter into the Scheme of Arrangement.

•
If the Scheme of Arrangement Proposal is approved, to approve an amendment to the articles of association of XL-Ireland to (1) provide that the allotment or issue of all ordinary shares in XL-Ireland on or after the amendment to the articles of association and before the Cancellation Record Time will be subject to the Scheme of Arrangement; (2) allow XL-Bermuda to transfer to itself, or to any person on its behalf, any ordinary shares allotted or issued to any person in XL-Ireland on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of XL-Ireland that are not subject to the Scheme of Arrangement; (3) allow XL-Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (2) above; and (4) disapply rights of pre-emption to ordinary shares in XL-Ireland allotted or issued pursuant to the Scheme of Arrangement.

•
If the Scheme of Arrangement Proposal is approved, to approve, as a prospective shareholder of XL-Bermuda, a bye-law of XL-Bermuda that will require that any amendment to the bye-laws of XL-Bermuda must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL-Bermuda has unanimously approved the proposed amendment, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.

•
If the Scheme of Arrangement Proposal is approved, to approve, as a prospective shareholder of XL-Bermuda, a bye-law of XL-Bermuda that will require that any merger or amalgamation involving XL-Bermuda must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL-Bermuda has unanimously approved the proposed amendment, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.

•
If the Scheme of Arrangement Proposal is approved, to approve, as a prospective shareholder of XL-Bermuda, a bye-law of XL-Bermuda that will provide XL-Bermuda the option to purchase for fair market value all or part of the shares held by a XL-Bermuda shareholder if the Board of Directors in its sole discretion determines that ownership of shares of XL-Bermuda by any shareholders may result in adverse tax, regulatory or legal consequences to XL-Bermuda or its subsidiaries or any other shareholder to the extent the Board of Directors, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences.

At both of the shareholder meetings:
•
To approve motions to adjourn each meeting to a later date to solicit additional proxies, in the discretion of the chairman of the meeting, if there are insufficient proxies to approve the meeting proposals at the time of each applicable shareholder meeting.

We refer to such proposals as the “Adjournment Proposals”. The proposals contemplated by this proxy statement, including the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Subsidiary Share Acquisition Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal, the Ireland Articles Amendment Proposal, the Bermuda Bye-Law Amendment Threshold Proposal, the Bermuda Merger and Amalgamation Threshold Proposal, the Bermuda Repurchase Right Proposal and the Adjournment Proposals, are sometimes referred to herein as the “meeting proposals”.
Please see “Proposal Number One: The Scheme of Arrangement Proposal”, “Proposal Number Two: The EGM Scheme of Arrangement Proposal”, “Proposal Number Three: The Capital Reduction Proposal”, “Proposal Number Four: The Subsidiary Share Acquisition Proposal”, “Proposal Number Five: The Directors’ Allotment Authority Proposal”, “Proposal Number Six: The Ireland Reserve Application Proposal”, “Proposal Number Seven: The Ireland Memorandum Amendment Proposal”, “Proposal Number Eight: The Ireland Articles Amendment Proposal”, “Proposal Number Nine: The Bermuda Bye-Law Amendment Threshold Proposal”, “Proposal Number Ten: The Bermuda Merger and Amalgamation Threshold Proposal” and “Proposal Number Eleven: The Bermuda Repurchase Right Proposal.”

2.    Q:
Why is XL proposing the Scheme of Arrangement and related transactions?

A:
As a result of developments since 2010, including XL’s acquisition of Catlin Group Limited (“Catlin”) in 2015 and the determination of Bermuda’s full equivalence with Solvency II, the Board determined that changing the jurisdiction of incorporation of the XL group of companies’ parent holding company to Bermuda would be in the interests of XL-Ireland and its shareholders for, among others, the following reasons:

•
XL-Ireland engaged in numerous discussions with the Central Bank of Ireland (“CBI”) regarding group supervision following which XL-Ireland and the CBI concluded that the Bermuda Monetary Authority (“BMA”) would be best situated to serve as the XL group of companies’ group wide supervisor and be in a position to approve the XL group of companies’ internal capital model. This determination was buttressed by (i) the BMA’s extensive knowledge of both the XL group of companies and Catlin, (ii) the significance of operations, concentration of risk and balance sheet that the XL group of companies (including the former Catlin companies) has in Bermuda, (iii) the work that the BMA has performed on the group internal capital models for both the XL group of companies and Catlin, (iv) the experience and resources of the BMA to regulate international property and casualty (“P&C”) (re)insurance companies and (v) the following specific considerations:

◦
The XL group of companies has operated in Bermuda since 1986 and the XL group of companies’ largest concentration of risk and its largest operating balance sheet is in Bermuda. XL Insurance (Bermuda) Ltd (“XLIB”), which is the XL group of companies’ largest operating company and holds all of the XL group of companies’ other operating subsidiaries, is domiciled in Bermuda and is regulated for solvency and other purposes, by the BMA;

◦
The acquisition of Catlin has resulted in a significantly greater presence of our operations in Bermuda;

◦
The November 26, 2015 determination by the European Union’s Commission (the “European Commission”) of full Solvency II equivalence for Bermuda provided the potential for the BMA to be recognized as group wide supervisor for the XL group of companies under Solvency II; and

◦
The acquisition of Catlin required that XL-Ireland integrate and conform policies and model approaches before implementing and seeking approval of a group internal capital model. As Catlin’s group supervisor, the BMA had performed substantial work on Catlin group’s internal capital model prior to its acquisition by XL-Ireland. The BMA, as the regulator of XLIB, also performed substantial work in coordination with the CBI on the XL group of companies’ group internal capital model prior to the acquisition of Catlin and has indicated its readiness to work with the XL group of companies to finalize and approve a group internal capital model. These factors contributed to the Board’s belief that the BMA would be well positioned to facilitate the most timely and efficient approval of a group internal capital model for the XL group of companies, a key goal for the XL group of companies;

•
The long-term stability of Bermuda’s legal and regulatory environment mirrors that of Ireland. Bermuda’s legal and regulatory history as a financial services and insurance and reinsurance hub is particularly strong. The European Commission’s determination of full Solvency II equivalence, including group supervision equivalence, for Bermuda strongly supports the Board’s determination that Bermuda is a respected member of the international (re)insurance and regulatory community;

•
Bermuda has continued to emerge as a premier regulator of global insurance and reinsurance companies. Bermuda’s market is one of the top three reinsurance markets in the world, and includes 15 of the top 40 reinsurers. Bermuda has also emerged as a significant hub for institutional investment in the insurance and reinsurance sector. In addition, Bermuda’s proximity to the United States and its significant transport links to the United States and London enhance operating efficiencies for the XL group of companies;

•
Bermuda, like Ireland, is a common law jurisdiction. In addition, both jurisdictions are subject to companies acts that have their source in English companies law. Therefore, despite certain differences between the two corporate legal systems, we believe that the rights of XL-Ireland shareholders and XL-Bermuda shareholders will be substantially similar; and

•
Bermuda law, like Irish law, permits dividends to be paid in U.S. dollars and upon the approval of the Board without the need for shareholder approval.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Background and Reasons for the Transaction.”
3.    Q:
How does the Board of Directors recommend that I vote?

A:
Our Board of Directors unanimously recommends that our shareholders vote “FOR” each of the meeting proposals set forth in this proxy statement.

4.    Q:
Who can vote at the shareholder meetings?

A:
All persons who were registered holders of XL-Ireland ordinary shares at the close of business on [•], 2016, the record date for the shareholder meetings, are shareholders of record for the purposes of the shareholder meetings and will be entitled to attend and vote, in person or by proxy, at the shareholder meetings and any adjournments thereof. Each shareholder of record will be entitled to one vote per XL-Ireland share held by such shareholder at the shareholder meetings.

If you hold your XL-Ireland ordinary shares in “street name” beneficially though a broker or nominee, or if you are a holder of DDIs, you must follow the procedures required by Computershare UK (if you hold such DDIs directly) or your broker or nominee to appoint or revoke a proxy with respect to the shareholder meetings. You should contact Computershare UK, if appropriate, or your broker or nominee directly for more information on these procedures.
Please see “The Shareholder Meetings—Record Date; Voting Rights.”
5.    Q:
How do I vote if I am a registered shareholder?

A:
You may vote your XL-Ireland ordinary shares either by voting in person at the shareholder meetings or by submitting a completed proxy. We have enclosed two proxy cards (one gold proxy card for the scheme meeting, and one white proxy card for the extraordinary general meeting). By submitting your proxy, you are legally authorizing another person to vote your XL-Ireland ordinary shares by proxy in accordance with your instructions. You may appoint any person as your proxy and it is not a requirement that this person be a shareholder of XL-Ireland. The enclosed proxy card designates [Michael McGavick] or, failing him, [Kirstin Gould] to vote your XL-Ireland ordinary shares in accordance with the voting instructions you indicate in your proxy at each of the shareholder meetings. If you wish to appoint another person as your proxy, you can strike out the name of  [Michael McGavick] or [Kirstin Gould] and replace it with the name of such other person.

In addition, if any other matters (other than the meeting proposals contained in this proxy statement) properly come before either of the shareholder meetings or any adjournments of those meetings, the persons named in the proxy card will have the authority to vote your XL-Ireland ordinary shares on those matters in their discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.
You may submit your proxy either by mail, courier or hand delivery, via the Internet (at https: //www. [________________]). Please let us know whether you plan to attend each of the shareholder meetings by marking the appropriate box on your proxy card or by following the instructions provided when you submit your proxy via the Internet. For more details about Internet proxies, please see “The Shareholder Meetings—How You Can Vote.” In order for your proxy to be validly submitted and for your XL-Ireland ordinary shares to be voted in accordance with your proxy, we must receive your mailed, couriered or hand-delivered proxy prior to the start of the applicable shareholder meeting. If you submit a proxy via the Internet, then you may submit your voting instructions up until [•] [a.m./p.m.], local time, on [•], 2016.
If you do not wish to vote all of your XL-Ireland ordinary shares in the same manner on any particular proposal(s), you may specify your vote by clearly hand-marking the proxy card to indicate how you want to vote your XL-Ireland ordinary shares. You may not split your vote if you are voting via the Internet.
If you do not specify on the enclosed proxy cards that are submitted (or when giving your proxy via the Internet) how you want to vote your XL-Ireland ordinary shares, the proxy holders will vote such unspecified shares “FOR” each of the meeting proposals set forth in this proxy statement.
Please see “The Shareholder Meetings—Proxies” and “The Shareholder Meetings—How You Can Vote.”
6.    Q:
How can I vote if I hold my shares in “street name”?

A:
Shareholders who hold their shares in “street name” beneficially though a broker or nominee must vote their XL-Ireland ordinary shares by following the procedures established by their broker or nominee. This applies to our employees who received, through our employee plans, XL-Ireland ordinary shares that are held in accounts with Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“Merrill Lynch”).

Under NYSE Rule 452, absent instructions, brokers and nominees who hold XL-Ireland ordinary shares on behalf of customers will not have the authority to vote on any of the matters to be considered at the shareholder meetings, other than the Adjournment Proposals. If you do not instruct your broker or nominee on how to vote your XL-Ireland ordinary shares prior to the shareholder meetings, your XL-Ireland ordinary shares will not be voted at the shareholder meetings and such XL-Ireland ordinary shares will not be considered when determining whether any applicable proposal has received the required approval. However, they will be counted as present by person or by proxy for purposes of the relevant quorum requirement.
If you hold XL-Ireland ordinary shares through a broker or nominee, we recommend that you contact your broker or nominee directly for more information on the procedures by which your XL-Ireland ordinary shares can be voted. Your broker or nominee will not be able to vote your XL-Ireland ordinary shares unless it receives appropriate instructions from you.
In addition, you may not vote your XL-Ireland ordinary shares in person at the shareholder meetings unless you obtain an “instrument of proxy” from your broker or nominee that holds your XL-Ireland ordinary shares. You will need to follow the instructions of your broker or nominee in order to obtain such an “instrument of proxy”.
Please see “The Shareholder Meetings—How You Can Vote.” Please also see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for further information on how shares held in the “street name” of a broker will be considered for purposes of the “majority in number” approval requirement.
7.    Q:
How can I vote if I hold DDIs?

A:
Holders of DDIs through Computershare UK must vote the XL-Ireland ordinary shares underlying such DDIs by following the procedures established by Computershare UK (if you hold such DDIs directly) or those established by their broker or nominee.

If you do not instruct Computershare UK or, if appropriate, your broker or nominee on how to vote the XL-Ireland ordinary shares underlying your DDIs prior to the shareholder meetings, the XL-Ireland ordinary shares underlying your DDIs will not be voted at the shareholder meetings and such XL-Ireland ordinary shares will not be considered unless your broker or nominee possesses discretionary voting authority when determining whether any applicable proposal has received the required approval. However, they will be counted as present by person or by proxy for purposes of the relevant quorum requirement.
If you hold DDIs, we recommend that you contact Computershare UK (if you hold such DDIs directly) or your broker or nominee directly for more information on the procedures by which the XL-Ireland ordinary shares underlying your DDIs can be voted. Computershare UK, if appropriate, or your broker or nominee will not be able to vote such XL-Ireland ordinary shares unless it receives appropriate instructions from you.
In addition, you may not vote such XL-Ireland ordinary shares in person at the shareholder meetings unless you obtain an “instrument of proxy” from your broker or nominee. You will need to follow the instructions of Computershare UK, if appropriate, or your broker or nominee in order to obtain such an “instrument of proxy”.
Please see “The Shareholder Meetings—How You Can Vote.” Please also see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for further information on how shares held in the “street name” of a broker will be considered for purposes of the “majority in number” approval requirement.
8.    Q:
What vote of XL-Ireland shareholders is required to approve the meeting proposals?

A:
The Scheme of Arrangement Proposal requires approval by the affirmative vote of  (i) a majority in number of the registered holders of XL-Ireland ordinary shares attending the scheme meeting, in person or by proxy and (ii) not less than 75% of the XL-Ireland ordinary shares voted at the scheme meeting, in person or by proxy.

The EGM Scheme of Arrangement Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the EGM Scheme of Arrangement Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
The Capital Reduction Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the Capital Reduction Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
The Subsidiary Share Acquisition Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
The Directors’ Allotment Authority Proposal requires the affirmative vote of more than 50% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Directors’ Allotment Authority Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
The Ireland Reserve Application Proposal requires the affirmative vote of more than 50% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Reserve Application Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
The Ireland Memorandum Amendment Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Memorandum Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
The Ireland Articles Amendment Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Articles Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

The Bermuda Bye-Law Amendment Threshold Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
The Bermuda Merger and Amalgamation Threshold Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
The Bermuda Repurchase Right Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
The Adjournment Proposals require the affirmative vote of XL-Ireland’s ordinary shares representing more than 50% of all XL-Ireland ordinary shares voted, in person or by proxy, at the relevant meeting.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval.”
9.    Q:
What quorum is required for action at the shareholder meetings?

A:
At the scheme meeting to approve the Scheme of Arrangement Proposal, at least two shareholders must be present in person or by proxy representing at least two-thirds of the XL-Ireland ordinary shares that carry the right to vote at the meeting in order for the meeting to proceed.

At the extraordinary general meeting, at least two shareholders must be present, in person or by proxy, representing at least two-thirds of the issued XL-Ireland ordinary shares that carry the right to vote at the meeting in order for the meeting to proceed with all resolutions considered. An adjournment of either meeting can be approved by a quorum of at least two shareholders representing at least 50% of XL-Ireland ordinary shares that carry the right to vote at the meeting.
For purposes of determining a quorum, abstentions and broker non-votes present in person or by proxy are counted as represented.
Please see “The Shareholder Meetings—Quorum.”
10.  Q:
When do you expect the Transaction to be consummated?

A:
We currently expect to complete the Scheme of Arrangement, if approved and sanctioned, in the third quarter of 2016. The Transaction may be delayed or abandoned by our Board for any reason prior to obtaining the sanction of the Irish High Court, even if the Transaction has been approved by the requisite vote of the XL-Ireland shareholders.

The Board may determine not to proceed with the Transaction for any reason.
Please see “Proposal Number One: The Scheme of Arrangement Proposal—Effective Time of the Transaction” and “Proposal Number One: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.”
11.  Q:
If all required approvals are obtained and conditions are satisfied or waived, is the Transaction required to be consummated?

A:
The Transaction may be delayed or abandoned by our Board for any reason prior to obtaining the sanction of the Irish High Court, even if the Transaction has been approved by the requisite vote of the XL-Ireland shareholders. However, the Board will not have any statutory discretion under Irish law to refuse to consummate the Scheme of Arrangement if the Scheme of Arrangement is sanctioned by the Irish Court.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.”
12.  Q:
Will the Transaction affect XL’s future operations?

A:
We believe that the Transaction and the contemplated liquidation of XL-Ireland will have no material impact on how we conduct our day-to-day operations.

13.  Q:
Will the Transaction dilute my economic interest?

A:
No, your relative economic ownership in XL will not change as a result of the Transaction.

14.  Q:
How will the Transaction affect XL’s financial reporting and the information XL provides to its shareholders?

A:
Upon completion of the transaction, we will remain subject to the U.S. Securities and Exchange Commission (the “SEC”) reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). We will continue to file reports on Forms 10-K, 10-Q and 8-K with the SEC, as we currently do. We will no longer be required to provide you with Irish Statutory Accounts prepared in accordance with Irish law, but we will be required to provide you certain financial information pursuant to Bermuda law.

15.  Q:
How will XL-Bermuda common shares differ from XL-Ireland ordinary shares?

A:
XL-Bermuda common shares will be similar to your existing XL-Ireland ordinary shares. However, there are differences between what your rights as a shareholder will be under Bermuda law and what they currently are as a shareholder under Irish law. In addition, there are differences between the organizational documents of XL-Bermuda and XL-Ireland.

We discuss these and other differences in detail under “Description of XL Group Ltd Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.” XL-Bermuda’s memorandum of association and bye-laws will be substantially in the forms attached to this proxy statement as Annexes B and C, respectively.
16.  Q:
What are the material tax consequences of the Transaction?

A:
The Transaction should not be a taxable transaction for XL-Ireland or XL-Bermuda for either Irish, Bermuda or U.S. federal income tax purposes. Further, under U.S. federal income tax law, holders of XL-Ireland ordinary shares generally should not recognize gain or loss in the Transaction.

For Irish tax law purposes, holders of XL-Ireland ordinary shares who are neither resident nor ordinarily resident in Ireland and who do not have some connection with Ireland other than holding XL-Ireland ordinary shares should not be within the charge to Irish capital gains tax or corporation tax on chargeable gains on the cancellation of their XL-Ireland ordinary shares in connection with the Scheme of Arrangement.
For a discussion of certain material U.S. federal, Bermuda, Irish and United Kingdom tax consequences of the Transaction to XL’s shareholders and XL, please see “Summary—Proposal Number One: The Scheme of Arrangement Proposal—Tax Considerations of the Transaction” and “Material Tax Considerations Relating to the Transaction.”
17.  Q:
If the Scheme of Arrangement is approved and consummated, do I have to take any action to participate in the Scheme of Arrangement?

A:
Not if your XL-Ireland ordinary shares are held in book-entry form or by your broker. XL-Ireland ordinary shares so held will automatically be cancelled at the Effective Time and, as part of the Scheme of Arrangement, new XL-Bermuda common shares will be issued to you or your broker without any action on your part. Please see “Proposal Number One: The Scheme of Arrangement Proposal—Cancellation and Issuance of Shares.” If you hold your XL-Ireland ordinary shares in certificated form, please see the following question.

18.  Q:
What happens if I hold share certificates?

A:
If you hold your XL-Ireland ordinary shares in certificated form, and the Scheme of Arrangement is consummated, your XL-Ireland ordinary shares will automatically be cancelled at the Effective

Time and cease to be valid and your ownership of XL-Bermuda common shares will be evidenced through an electronic book-entry in your name on XL-Bermuda’s shareholder records. Upon completion of the Transaction, our transfer agent will mail you a letter of transmittal for you to complete and return along with your old certificates and, once returned and validated, will send to you a statement documenting your ownership of XL-Bermuda common shares in registered form. You should not return your XL-Ireland ordinary share certificates with the enclosed proxy cards.
Please see “Proposal Number One: The Scheme of Arrangement Proposal—Cancellation and Issuance of Shares.” Please also see “Summary—Proposal Number One: The Scheme of Arrangement Proposal—Tax Considerations of the Transaction” and “Material Tax Considerations Relating to the Transaction—Bermuda Tax Considerations” for further information.
19.  Q:
What happens if I hold DDIs?

A:
XL-Ireland and XL-Bermuda intend to take the necessary steps with Computershare UK to have outstanding DDIs in respect of XL-Ireland ordinary shares to be automatically cancelled and replaced at the Effective Time with DDIs issued in respect of XL-Bermuda common shares.

20.  Q:
May I revoke my proxy?

A:
Any proxy is revocable.

•
If you hold your XL-Ireland ordinary shares in “street name” beneficially though a broker or nominee, or if you are a holder of DDIs, you must follow the procedures required by Computershare UK (if you hold such DDIs directly) or your broker or nominee to revoke your proxy or change your vote. You should contact Computershare UK, if appropriate, or your broker or nominee if you have any questions with respect to these procedures.

•
For registered holders of XL-Ireland ordinary shares:

◦
After you have submitted a proxy, you may revoke it by mail, courier, or hand delivery before the shareholder meetings by sending a written notice to our Secretary at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland. Your written notice must be received prior to the start of the applicable shareholder meeting.

◦
If you wish to revoke your submitted proxy and submit new voting instructions by mail, courier or hand delivery, then you must sign, date and mail, courier or hand-deliver a proxy card with your new voting instructions for the shareholder meetings, which we must receive prior to the start of the applicable shareholder meeting.

◦
If you wish to revoke your submitted proxy and submit new voting instructions via the Internet, then you must submit such new voting instructions for the shareholder meetings via the Internet by [•] [a.m./p.m.], local time, on [•], 2016.

◦
You also may revoke your proxy in person by completing a written ballot (but only if you are the registered owner of the XL-Ireland ordinary shares as of the record date or if you obtain a “form of proxy” from the registered owner of the XL-Ireland ordinary shares as of the record date) and vote your XL-Ireland ordinary shares at the shareholder meetings.

•
Attending the shareholder meetings without taking one of the actions above will not revoke your proxy.

Please see “The Shareholder Meetings—Revoking Your Proxy.”
21.  Q:
How do I attend the shareholder meetings?

A:
All holders of XL-Ireland ordinary shares as of the record date are invited to attend the scheme meeting at XL’s registered office, located at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland, which will commence at [•] [a.m./p.m.], local time, on [•], 2016. All holders of XL-Ireland ordinary shares are also invited to attend the extraordinary general meeting at XL’s registered office, which will commence at [•] [a.m./p.m.], local time, on [•], 2016 (or as soon thereafter as the scheme meeting concludes or is adjourned). Proof of ownership of XL-Ireland ordinary shares as of the record date, as well as a form of personal photo identification, must be presented to be admitted to either of the shareholder meetings.
If you are not a registered holder of XL-Ireland ordinary shares – in other words, if you hold XL-Ireland ordinary shares in “street name” through a broker or nominee or if you are a holder of DDIs – then your name will not appear in XL-Ireland’s register of shareholders. In such circumstances, XL-Ireland ordinary shares are held in your broker’s name or the name of the nominee through which your broker holds the shares, on your behalf, and your broker or nominee will be entitled to vote your XL-Ireland ordinary shares in accordance with your instructions. This also applies to our employees who received, through our employee plans, ordinary shares that are held in accounts with Merrill Lynch. In order for you to attend the shareholder meetings, you must present proof of your ownership of your shares or DDIs as of the record date, such as a bank or brokerage account statement or letter from Computershare UK (if you hold such DDIs directly) or your bank, broker or other nominee, together with a form of personal photo identification, to be admitted to the shareholder meetings. Note that, if you are not a registered holder of your XL-Ireland ordinary shares, even if you attend the shareholder meetings, you cannot vote the XL-Ireland ordinary shares that are held by your broker or nominee unless you obtain an “instrument of proxy” from Computershare UK (if you hold such DDIs directly) or the broker or nominee that holds your XL-Ireland ordinary shares. You will need to follow the procedures required by Computershare UK, if appropriate, or your broker or nominee in order to obtain such an “instrument of proxy.” You should contact your broker or nominee if you have any questions with respect to these procedures.
Please see “The Shareholder Meetings—How You Can Vote”.
22.  Q:
Whom should I call if I have questions about the shareholder meetings or the meeting proposals in this proxy statement?

A:
You should contact our proxy solicitor:
Georgeson LLC
480 Washington Blvd., 26th Floor
Jersey City, NJ 07310
Toll-free within the United States: [•]
Outside the United States: [•]
Toll-free within the United Kingdom: [•]

SUMMARY
This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Transaction and the meeting proposals more fully, and for a more complete legal description of the Transaction, you should read carefully the entire proxy statement, including the Annexes. The Scheme of Arrangement, substantially in the form attached as Annex A to this proxy statement, is the legal document that governs the Transaction. The memorandum of association and bye-laws of XL-Bermuda, substantially in the forms attached to this proxy statement as Annexes B and C, respectively, will govern XL-Bermuda after the completion of the Scheme of Arrangement.
Proposal Number One: The Scheme of Arrangement Proposal
Parties to the Transaction
XL Group plc.   XL Group plc (which we sometimes refer to as “XL-Ireland”), through its subsidiaries, is a global insurance and reinsurance company providing property, casualty and specialty products to industrial, commercial and professional firms, insurance companies and other enterprises on a worldwide basis. The registered office of XL-Ireland is located at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland and XL Group plc’s telephone number is +353 (1) 400 5500.
XL Group Ltd   XL Group Ltd (which we refer to as “XL-Bermuda”), will be wholly owned by XL-Ireland prior to the Effective Time of the Scheme of Arrangement. If the Scheme of Arrangement is consummated, XL-Bermuda will become the ultimate parent holding company of the XL group of companies. Prior to the Transaction, XL-Bermuda will not engage in any business or other activities other than in connection with its formation and the Transaction. Following the Effective Time, the holders of XL-Ireland ordinary shares will own XL-Bermuda. The registered office of XL-Bermuda will be located at Crawford House, 50 Cedar Avenue, Hamilton HM11, Bermuda and XL-Bermuda’s telephone number will be (441) 292-8515.
The Scheme of Arrangement
Prior to the Scheme of Arrangement, XL-Bermuda, as a subsidiary of XL-Ireland, will acquire XL-Ireland ordinary shares. If the Scheme of Arrangement becomes effective, (i) XL-Ireland’s share in XL-Bermuda will be cancelled, (ii) all of the existing ordinary shares of XL-Ireland will be cancelled, other than the XL-Ireland ordinary shares held by XL-Bermuda and, if applicable, its nominees, (iii) XL-Ireland will issue shares to XL-Bermuda equal to the number of shares cancelled pursuant to (ii) above using the reserve created by the cancellation of the XL-Ireland ordinary shares, and (iv) in return for such issuance of XL-Ireland ordinary shares to XL-Bermuda, XL-Bermuda will issue XL-Bermuda common shares to existing XL-Ireland shareholders whose shares were cancelled pursuant to (ii) above. As a result of the Scheme of Arrangement, each shareholder of XL-Ireland will receive one XL-Bermuda common share for each XL-Ireland ordinary share owned by such shareholder, except XL-Bermuda and, if applicable, its nominees who will retain their initial shares in XL-Ireland.
There are several steps required in order for us to effect the Scheme of Arrangement, including holding the scheme meeting. The scheme meeting is being convened in accordance with an order of the Irish High Court dated [•], 2016. We will hold the scheme meeting to approve the Scheme of Arrangement on [•], 2016. If each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal are approved by the shareholders and the other conditions to the Scheme of Arrangement having been satisfied or waived (and we do not abandon the Scheme of Arrangement), we will seek the Irish High Court’s sanction of the Scheme of Arrangement and the Capital Reduction Proposal.
If we obtain the requisite approvals from our shareholders and the Irish High Court and if all of the other conditions to the Scheme of Arrangement are satisfied or, if allowed by law, waived, we intend to file the court order authorizing the Scheme of Arrangement with the Irish Companies Registration Office. Registration of that order by the Registrar of Companies will cause the Scheme of Arrangement to become effective before the opening of trading of the XL-Ireland ordinary shares on the New York Stock Exchange, Inc. (the “NYSE”) on the date of such registration (the “Effective Time”). The Effective Time will depend on factors such as any postponement or adjournment of the Sanction Hearing.
At the Effective Time, the following steps will occur effectively simultaneously in the following order:
1.
XL-Ireland’s share in XL-Bermuda will be cancelled;

2.
all of the existing ordinary shares of XL-Ireland will be cancelled, other than the XL-Ireland ordinary shares held by XL-Bermuda and, if applicable, its nominees;

3.
XL-Ireland will issue shares to XL-Bermuda equal to the number of shares cancelled pursuant to step 2 above using the reserve created by the cancellation of the XL-Ireland ordinary shares; and

4.
in return for such issuance of XL-Ireland ordinary shares to XL-Bermuda, XL-Bermuda will issue XL-Bermuda common shares to existing XL-Ireland shareholders whose shares were cancelled pursuant to step 2 above.

As a result of the Scheme of Arrangement, the holders of XL-Ireland ordinary shares will become holders of XL-Bermuda common shares and XL-Bermuda and, if applicable, nominees will own all of the outstanding XL-Ireland ordinary shares. The members of the Board of Directors of XL-Ireland then in office will become the members of the Board of Directors of XL-Bermuda at the Effective Time.
After the Effective Time, you will continue to own an interest in the ultimate parent holding company of the XL group of companies, which will conduct the same business operations through its subsidiaries as were conducted by XL-Ireland through its subsidiaries before the Effective Time. The number of XL-Bermuda common shares you will own will be the same as the number of XL-Ireland ordinary shares you owned prior to the Effective Time, and your relative ownership interest in XL will remain unchanged.
The completion of the Scheme of Arrangement will change the companies law that applies to us from Irish law to Bermuda law. There are differences between the rights you will have as a shareholder under Bermuda law and your current rights as a shareholder under Irish law. In addition, there are differences between the organizational documents of XL-Bermuda and XL-Ireland. Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors” for a summary of material differences and rights.
Court Sanction of the Scheme of Arrangement
We cannot complete the Scheme of Arrangement without the sanction of the Irish High Court. Subject to the holders of XL-Ireland ordinary shares approving the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal, the Irish High Court will be required to hold a hearing to authorize the Scheme of Arrangement and the connected Capital Reduction Proposal (the “Sanction Hearing”). If we obtain the requisite approval from shareholders and the other conditions to the Scheme of Arrangement have been satisfied or waived (and we do not abandon the Scheme of Arrangement), the Irish High Court has scheduled the Sanction Hearing on [•], 2016, at [•] [a.m./p.m.], local time. Assuming that the scheme meeting is conducted in accordance with the Irish High Court’s order and that the shareholders approve the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal by the thresholds required by the Irish Companies Act 2014, we are not aware of any reason why the Irish High Court would not sanction the Scheme of Arrangement. Nevertheless, the Irish High Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.

At the Sanction Hearing, the Irish High Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of XL-Ireland and XL-Bermuda. Subject to any applicable laws, XL-Ireland may consent to any condition, modification or amendment of the Scheme of Arrangement on behalf of its shareholders which the Irish High Court may think fit to approve or impose. In determining whether to exercise its discretion and authorize the Scheme of Arrangement, the Irish High Court will determine, among other things, whether the Scheme of Arrangement is fair to XL-Ireland’s shareholders.
If obtained, the sanction of the Irish High Court will constitute the basis for an exemption, under Section 3(a)(10) of the Securities Act, from the registration requirements of the Securities Act with respect to the Transaction.
Reasons for the Transaction
As a result of developments since 2010, including XL’s acquisition of Catlin Group Limited (“Catlin”) in 2015 and the determination of Bermuda’s full equivalence with Solvency II, the Board determined that changing the jurisdiction of incorporation of the XL group of companies’ parent holding company to Bermuda would be in the interests of XL-Ireland and its shareholders for, among others, the following reasons:
•
XL-Ireland engaged in numerous discussions with the CBI regarding group supervision following which XL-Ireland and the CBI concluded that the BMA would be best situated to serve as the XL group of companies’ group wide supervisor and be in a position to approve the XL group of companies’ internal capital model. This determination was buttressed by (i) the BMA’s extensive knowledge of both the XL group of companies and Catlin, (ii) the significance of operations, concentration of risk and balance sheet that the XL group of companies (including the former Catlin companies) has in Bermuda, (iii) the work that the BMA has performed on the group internal capital models for both the XL group of companies’ and Catlin, (iv) the experience and resources of the BMA to regulate international P&C (re)insurance companies and (v) the following specific considerations:

◦
The XL group of companies has operated in Bermuda since 1986 and the XL group of companies’ largest concentration of risk and its largest operating balance sheet is in Bermuda. XLIB, which is the XL group of companies’ largest operating company and holds all of the XL group of companies’ other operating subsidiaries, is domiciled in Bermuda and is regulated for solvency and other purposes, by the BMA;

◦
The acquisition of Catlin has resulted in a significantly greater presence of our operations in Bermuda;

◦
The November 26, 2015 determination by the European Commission of full Solvency II equivalence for Bermuda provided the potential for the BMA to be recognized as group wide supervisor for the XL group of companies under Solvency II; and

◦
The acquisition of Catlin required that XL-Ireland integrate and conform policies and model approaches before implementing and seeking approval of a group internal capital model. As Catlin’s group supervisor, the BMA had performed substantial work on Catlin group’s internal capital model prior to its acquisition by XL-Ireland. The BMA, as the regulator of XLIB, also performed substantial work in coordination with the CBI on the XL group of companies’ group internal capital model prior to the acquisition of Catlin and has indicated its readiness to work with the XL group of companies to finalize and approve a group internal capital model. These factors contributed to the Board’s belief that the BMA would be well positioned to facilitate the most timely and efficient approval of a group internal capital model for the XL group of companies, a key goal for the XL group of companies;

•
The long-term stability of Bermuda’s legal and regulatory environment mirrors that of Ireland. Bermuda’s legal and regulatory history as a financial services and insurance and reinsurance hub is particularly strong. The European Commission’s determination of full Solvency II equivalence, including group supervision equivalence, for Bermuda strongly supports the Board’s determination that Bermuda is a respected member of the international (re)insurance and regulatory community;
•
Bermuda has continued to emerge as a premier regulator of global insurance and reinsurance companies. Bermuda’s market is one of the top three reinsurance markets in the world, and includes 15 of the world’s top 40 reinsurers. Bermuda has also emerged as a significant hub for institutional investment in the insurance and reinsurance sector. In addition, Bermuda’s proximity to the United States and its significant transport links to the United States and London enhance operating efficiencies for the XL group of companies;

•
Bermuda, like Ireland, is a common law jurisdiction. In addition, both jurisdictions are subject to companies acts that have their source in English companies law. Therefore, despite certain differences between the two corporate legal systems, we believe that the rights of XL-Ireland shareholders and XL-Bermuda shareholders will be substantially similar; and

•
Bermuda law, like Irish law, permits dividends to be paid in U.S. dollars and upon the approval of the Board without the need for shareholder approval.

Please see “Proposal Number One: The Scheme of Arrangement Proposal—Background and Reasons for the Transaction.”
Tax Considerations of the Transaction
U.S. Federal Income Tax Considerations.   For U.S. federal income tax purposes, holders of XL-Ireland ordinary shares generally should not recognize gain or loss in the Transaction. Please see “Material Tax Considerations Relating to the Transaction—U.S. Federal Income Tax Considerations.”
Bermuda Tax Considerations.   For Bermuda income tax purposes, there is no Bermuda income, corporation or profits tax; withholding tax; capital gains tax; capital transfer tax; estate duty or inheritance tax payable by the holders of XL-Bermuda common shares, other than holders of XL-Bermuda common shares ordinarily resident in Bermuda. Please see “Material Tax Considerations Relating to the Transaction—Bermuda Tax Considerations.”
Irish Tax Considerations.   For Irish income tax purposes, the Scheme of Arrangement should not be treated as involving a distribution subject to Irish tax as income. In addition, holders of XL-Ireland ordinary shares who are neither resident nor ordinarily resident in Ireland and who do not hold their shares in connection with an Irish trade, should not be within the charge to Irish capital gains tax or corporation tax on any chargeable gains on the cancellation of their XL-Ireland ordinary shares in connection with the Scheme of Arrangement. Please see “Material Tax Considerations Relating to the Transaction—Irish Tax Considerations.”
United Kingdom Tax Considerations.   The Scheme of Arrangement should not be treated as involving a distribution subject to United Kingdom tax as income and as giving rise to a taxable disposal for the purposes of United Kingdom capital gains tax and corporation tax on chargeable gains. Please see “Material Tax Considerations Relating to the Transaction—United Kingdom Tax Considerations.”
Please refer to “Material Tax Considerations Relating to the Transaction” for a description of certain material U.S. federal, Bermudian, Irish and United Kingdom tax consequences of the Transaction to XL-Ireland shareholders. Determining the actual tax consequences to you may be complex and will depend on your specific situation. Accordingly, the tax consequences summarized above may not apply to all holders of XL-Ireland ordinary shares and you should consult your own tax advisors regarding the particular U.S. (federal, state and local), Bermuda, Irish and United Kingdom and other non-U.S. tax consequences of the Transaction and ownership and disposition of the XL-Bermuda common shares in light of your particular situation.
Rights of Shareholders
The principal attributes of the XL-Bermuda common shares will be similar to the attributes of the XL-Ireland ordinary shares. However, there are differences between the rights you will have as a shareholder under Bermuda law and your current rights as a shareholder under Irish law. In addition, there are differences between the organizational documents of XL-Bermuda and XL-Ireland. We discuss material differences and rights in detail under “Description of XL Group Ltd Share Capital” and “Comparison of Rights of Shareholders and Powers of the Board of Directors.”
Stock Exchange Listing and Financial Reporting
The Scheme of Arrangement is not expected to affect our stock exchange listing on the NYSE or on the BSX. The XL-Ireland ordinary shares are expected to continue to trade on the NYSE and the BSX until the Effective Time. Immediately following the Effective Time, the XL-Bermuda common shares will be listed on the NYSE under the symbol “XL” and are expected to be listed on the BSX under the symbol “XL.BH”, the same symbols under which the XL-Ireland ordinary shares are currently listed.
Upon completion of the Transaction, we will remain subject to U.S. Securities and Exchange Commission (“SEC”) reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the applicable corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). We will no longer be required to provide you with Irish Statutory Accounts prepared in accordance with Irish law, but we will be required to provide you certain financial information pursuant to Bermuda law.
No Appraisal Rights
Under Irish law, none of the holders of XL-Ireland ordinary shares have any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.
Accounting Treatment of the Transaction
Under U.S. GAAP, the Transaction represents transactions between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of XL-Bermuda will be reflected at their carrying amounts in the accounts of XL-Ireland at the Effective Time.
Proposal Number Two: The EGM Scheme of Arrangement Proposal
In connection with the Scheme of Arrangement, and in addition to the passing of the resolution at the scheme meeting pursuant to the Scheme of Arrangement Proposal, as part of Irish law requirements the holders of XL-Ireland ordinary shares will also be required to pass a resolution to approve the Scheme of Arrangement at the extraordinary general meeting, so that the Scheme of Arrangement is approved by and on behalf of XL-Ireland. The information set out above in respect of Scheme of Arrangement Proposal applies equally to the EGM Scheme of Arrangement Proposal.
The EGM Scheme of Arrangement Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting. Approval of the EGM Scheme of Arrangement Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.
Our Board unanimously recommends that our shareholders vote “FOR” the EGM Scheme of Arrangement Proposal.
Proposal Number Three: The Capital Reduction Proposal
In connection with the Scheme of Arrangement, the holders of XL-Ireland ordinary shares will be required to pass a resolution to reduce XL-Ireland share capital through the cancellation of all outstanding XL-Ireland ordinary shares. If the Scheme of Arrangement Proposal has been approved, holders of XL-Ireland ordinary shares will be asked at the extraordinary general meeting to approve such cancellation of the XL-Ireland ordinary shares.

In order to approve the Capital Reduction Proposal, we must obtain the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting. Approval of the Capital Reduction Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Capital Reduction Proposal.
Please see “Risk Factors,” “Description of XL Group Ltd Share Capital—Dividends” and “Description of XL Group Ltd Share Capital—Share Repurchases, Redemptions and Conversions.”
Proposal Number Four: The Subsidiary Share Acquisition Proposal
In connection with the Scheme of Arrangement, the holders of XL-Ireland ordinary shares are being asked to approve the terms of the acquisition of XL-Ireland ordinary shares by XL-Bermuda, as a subsidiary of XL-Ireland prior to the Scheme of Arrangement, at the extraordinary general meeting in connection with the Scheme of Arrangement, which terms are set forth on Annex G to this proxy statement.
In order to approve the Subsidiary Share Acquisition Proposal, we must obtain the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Subsidiary Share Acquisition Proposal.
Proposal Number Five: The Directors’ Allotment Authority Proposal
Holders of XL-Ireland ordinary shares are being asked to approve the authorization of the directors of XL-Ireland to allot ordinary shares in XL-Ireland to XL-Bermuda up to an amount equal to the nominal value of the ordinary shares in XL-Ireland which are to be cancelled in connection with the Scheme of Arrangement.
The Directors’ Allotment Authority Proposal requires the affirmative vote of more than 50% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Directors’ Allotment Authority Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Directors’ Allotment Authority Proposal.
Proposal Number Six: The Ireland Reserve Application Proposal
Holders of XL-Ireland ordinary shares are being asked to approve the application by XL-Ireland of a reserve credit, arising on its books of account as a result of the cancellation of ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the ordinary shares allotted to XL-Bermuda in connection with the Scheme of Arrangement.
The Ireland Reserve Application Proposal requires the affirmative vote of more than 50% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Reserve Application Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.

Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Reserve Application Proposal.
Proposal Number Seven: The Ireland Memorandum Amendment Proposal
Holders of XL-Ireland ordinary shares are being asked to approve an amendment to the memorandum of association of XL-Ireland to grant XL-Ireland a new object enabling it to enter into the Scheme of Arrangement.
The Ireland Memorandum Amendment Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Memorandum Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Memorandum Amendment Proposal.
Proposal Number Eight: The Ireland Articles Amendment Proposal
Holders of XL-Ireland ordinary shares are being asked to approve an amendment to the articles of association of XL-Ireland to (1) provide that the allotment or issue of all ordinary shares in XL-Ireland on or after the amendment to the articles of association and before the Cancellation Record Time will be subject to the Scheme of Arrangement; (2) allow XL-Bermuda to transfer to itself, or to any person on its behalf, any ordinary shares allotted or issued to any person in XL-Ireland on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of XL-Ireland that are not subject to the Scheme of Arrangement; (3) allow XL-Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (2) above; and (4) disapply rights of pre-emption to ordinary shares in XL-Ireland allotted or issued pursuant to the Scheme of Arrangement.
The Ireland Articles Amendment Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Articles Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Articles Amendment Proposal.
Proposal Number Nine: The Bermuda Bye-Law Amendment Threshold Proposal
Holders of XL-Ireland ordinary shares are being asked to approve, as prospective shareholders of XL-Bermuda, proposed bye-law 90 of XL-Bermuda that will require that any amendment to the bye-laws of XL-Bermuda must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL-Bermuda has unanimously approved the proposed amendment, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.
In order to approve the Bermuda Bye-Law Amendment Threshold Proposal, we must obtain the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.

Currently, under Irish law and XL-Ireland’s articles of association, amendments to XL-Ireland’s articles of association require a special resolution of the affirmative vote of  (i) a majority in number of the registered holders of XL-Ireland ordinary shares attending a court-convened meeting of shareholders in person or by proxy and (ii) not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy. Bermuda law permits a reduction of this threshold and XL-Ireland’s Board of Directors believes that it would be in the interests of shareholders to reduce the required approval threshold for an amendment to XL-Bermuda’s bye-laws where XL-Bermuda’s Board of Directors has unanimously approved such amendment.
If the Bermuda Bye-Law Amendment Threshold Proposal is not approved, then bye-law 90 of XL-Bermuda as set forth on Annex C will instead provide that any amendment to the bye-laws of XL-Bermuda must be approved by 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting, which would mirror the current voting requirements under Irish law and XL-Ireland’s articles of association.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Bermuda Bye-Law Amendment Threshold Proposal.
Proposal Number Ten: The Bermuda Merger and Amalgamation Threshold Proposal
Holders of XL-Ireland ordinary shares are being asked to approve, as prospective shareholders of XL-Bermuda, proposed bye-law 92 of XL-Bermuda that will require that any merger or amalgamation involving XL-Bermuda must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL-Bermuda has unanimously approved the proposal, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.
In order to approve the Bermuda Merger and Amalgamation Threshold Proposal, we must obtain the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.
Currently, under Irish law, mergers and amalgamations involving XL-Ireland require a special resolution of the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at a general meeting. Bermuda law permits a reduction of this threshold and XL-Ireland’s Board of Directors believes that it would be in the interests of shareholders to reduce the required approval threshold for mergers and amalgamations involving XL-Bermuda following the Effective Time where XL-Bermuda’s Board of Directors unanimously supports the transaction.
If the Bermuda Merger and Amalgamation Proposal is not approved, then bye-law 92 of XL-Bermuda as set forth on Annex C will instead provide that any merger or amalgamation involving XL-Bermuda must be approved by 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting, which would mirror the current voting requirements under Irish law.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Bermuda Merger and Amalgamation Threshold Proposal.
Proposal Number Eleven: The Bermuda Repurchase Right Proposal
Holders of XL-Ireland ordinary shares are being asked to approve, as prospective shareholders of XL-Bermuda, proposed bye-laws 11(1)(b), 11(1)(c) and 11(2) of XL-Bermuda that will provide XL-Bermuda the option to purchase for fair market value all or part of the shares held by a XL-Bermuda shareholder if the Board of Directors in its sole discretion determines that ownership of shares of XL-Bermuda by any shareholders may result in adverse tax, regulatory or legal consequences to

XL-Bermuda or its subsidiaries or any other shareholder to the extent the Board of Directors, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences. The full text of proposed bye-law is set forth on Annex C.
In order to approve the Bermuda Repurchase Right Proposal, we must obtain the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.
The ability of a company to repurchase shares to avoid adverse tax, regulatory or legal consequences to the company, any subsidiary or any shareholder is not uncommon in Bermuda, at least for insurers or reinsurers such as XL. The Bermuda Companies Act 1981, as amended (the “Bermuda Companies Act”) allows companies to have such a right, so long as the authorization is included in the company’s bye-laws or memorandum of association.
XL-Ireland’s Board of Directors believes that it would be in the interests of shareholders to provide for such a right in XL-Bermuda’s bye-laws. XL-Bermuda, like XL-Ireland, will have subsidiaries and operations across the globe and so will be subject to a variety of regulatory, legal and tax regimes. Bye-laws 11(1)(b), 11(1)(c) and 11(2) would provide flexibility for XL-Bermuda to avoid potential adverse tax, regulatory or legal consequences to XL-Bermuda or any subsidiary or shareholder thereof under such regimes if the Board of Directors, in its reasonable discretion, determines it necessary to avoid or cure such adverse consequences.
If the repurchase right is exercised, the shares will be repurchased by XL-Bermuda (or sold to a third party if XL-Bermuda assigns its purchase rights as provided in bye-laws 11(1)(b), 11(1)(c) and 11(2)) at the Fair Market Value (as defined in the XL-Bermuda bye-laws). For so long as the NYSE is the primary securities exchange on which the XL-Bermuda common shares are traded, “Fair Market Value” will be the average closing sale price of the shares on the NYSE for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to the bye-laws. Section 11(2) of the bye-laws contains a restriction, waivable by the Board of Directors, on XL-Bermuda’s ability to exercise the rights under bye-law 11(1) if such transaction would result in any shareholder owning 10% or more of the outstanding shares or voting power of XL-Bermuda.
If the Bermuda Repurchase Right Proposal is not approved, then bye-law 11 of XL-Bermuda as set forth on Annex C will not include bye-laws 11(1)(b), 11(1)(c) and 11(2), which would be consistent with the current provision under the XL-Ireland articles of association.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the votes required.
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Bermuda Repurchase Right Proposal.
Market Price Information
On February 26, 2016, the last trading day before the public announcement of the Scheme of Arrangement, the closing price of the XL-Ireland ordinary shares as reported by the NYSE was $34.64 per share. On [•], 2016, the most recent practicable date before the date of this proxy statement, the closing price of the XL-Ireland ordinary shares as reported by the NYSE was $[•] per share.
Shareholder Meetings
Time, Place, Date and Purpose of the Shareholder meetings.   The shareholder meetings are scheduled to be held on [•], 2016 at XL’s offices, located at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland.
The scheme meeting is scheduled to commence at [•] [a.m./p.m.], local time, on that date. At the scheme meeting, XL-Ireland’s Board of Directors will ask the holders of XL-Ireland ordinary shares, voting as a class, to vote on:
•
Proposal Number One—the Scheme of Arrangement Proposal.

The extraordinary general meeting is scheduled to commence at [•] [a.m./p.m.], local time, on that date (or as soon thereafter as the scheme meeting concludes or is adjourned). At the extraordinary general meeting, XL-Ireland’s Board of Directors will ask the holders of XL-Ireland ordinary shares to vote on:
•
Proposal Number Two—the EGM Scheme of Arrangement Proposal.

•
Proposal Number Three—the Capital Reduction Proposal.

•
Proposal Number Four—the Subsidiary Share Acquisition Proposal.

•
Proposal Number Five—the Directors’ Allotment Authority Proposal.

•
Proposal Number Six—the Ireland Reserve Application Proposal.

•
Proposal Number Seven—the Ireland Memorandum Amendment Proposal.

•
Proposal Number Eight—the Ireland Articles Amendment Proposal.

•
Proposal Number Nine—the Bermuda Bye-Law Amendment Threshold Proposal.

•
Proposal Number Ten—the Bermuda Merger and Amalgamation Threshold Proposal.

•
Proposal Number Eleven—the Bermuda Repurchase Right Proposal.

Also, at both shareholder meetings, XL-Ireland’s Board of Directors may ask the holders of XL-Ireland ordinary shares to approve the Adjournment Proposals.
If any other matters properly come before the shareholder meetings or any adjournments of either of such shareholder meetings, the persons named on the enclosed proxy cards will have the authority to vote the XL-Ireland ordinary shares represented by all properly executed proxies in their discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.
Record Date.   Only holders of XL-Ireland ordinary shares on [•], 2016 are entitled to notice of and to vote at the shareholder meetings or any adjournments of either of such shareholder meetings.
Quorum.   At the scheme meeting to approve the Scheme of Arrangement Proposal, at least two shareholders must be present in person or by proxy representing at least two-thirds of the XL-Ireland ordinary shares that carry the right to vote at the meeting. At the extraordinary general meeting, at least two shareholders must be present, in person or by proxy, representing at least two-thirds of XL-Ireland ordinary shares of the issued XL-Ireland ordinary shares that carry the right to vote at the meeting in order for the meeting to proceed with all resolutions considered. For purposes of determining a quorum, abstentions and broker non-votes present in person or by proxy are counted as represented. An adjournment of either meeting can be approved by a quorum of at least two shareholders representing at least 50% of XL-Ireland ordinary shares that carry the right to vote at the meeting.
Required Votes of Shareholders
Scheme of Arrangement Proposal.   The Scheme of Arrangement Proposal requires approval by the affirmative vote of  (i) a majority in number of the registered holders of XL-Ireland ordinary shares attending the scheme meeting, in person or by proxy and (ii) 75% or more of the XL-Ireland ordinary shares voted at the scheme meeting, in person or by proxy.
For the purpose of calculating the “majority in number” requirement for the approval of the Scheme of Arrangement Proposal, each registered shareholder, voting in person or by proxy, will be counted as a single shareholder, regardless of the number of ordinary shares voted by that shareholder. Only shareholders whose names are recorded on XL-Ireland’s register of members will be counted for purposes of the “majority-in-number” requirement. As such, where shares are held through DTC (including XL-Ireland ordinary shares held in “street name” by brokers or nominees through DTC or XL-Ireland ordinary shares held indirectly by holders of DDIs) or other nominees on behalf of beneficial owners, and DTC (or such other nominee) is listed as the registered holder of such shares on XL-Ireland’s register of members, the Irish High Court will not “look through” the nominee to determine how the beneficial owners of shares instructed those shares to be voted. Accordingly, DTC and other nominee holders of ordinary shares who are registered shareholders will each be counted as one shareholder for the purpose of calculating the “majority in number” requirement. If a registered shareholder (including DTC or other nominee holder of ordinary shares) elects (or is directed) to vote a portion of such registered shareholder’s ordinary shares “FOR” the Scheme of Arrangement Proposal, and a portion “AGAINST” the Scheme of Arrangement Proposal, then that registered shareholder will be counted as one shareholder voting “FOR” the Scheme of Arrangement Proposal and as one shareholder voting “AGAINST” the Scheme of Arrangement Proposal, thereby effectively cancelling out that registered shareholder’s vote for the purposes of the “majority in number” calculation (but not for purposes of the 75% or more in value calculation).
EGM Scheme of Arrangement Proposal.   The EGM Scheme of Arrangement Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the EGM Scheme of Arrangement Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Capital Reduction Proposal.   The Capital Reduction Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the Capital Reduction Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Subsidiary Share Acquisition Proposal.   The Subsidiary Share Acquisition Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Directors’ Allotment Authority Proposal.    The Directors’ Allotment Authority Proposal requires the affirmative vote of more than 50% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Director’s Allotment Authority Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Ireland Reserve Application Proposal.   The Ireland Reserve Application Proposal requires the affirmative vote of more than 50% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Reserve Application Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Ireland Memorandum Amendment Proposal.   The Ireland Memorandum Amendment Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Memorandum Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Ireland Articles Amendment Proposal.   The Articles Ireland Amendment Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy. Approval of the Ireland Articles Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Bermuda Bye-Law Amendment Threshold Proposal.   The Bermuda Bye-Law Amendment Threshold Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Bermuda Merger and Amalgamation Threshold Proposal.   The Bermuda Merger and Amalgamation Threshold Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Bermuda Repurchase Right Proposal.   The Bermuda Repurchase Right Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Effect of Abstentions and Shares Not Voted
Abstentions will be counted as present for purposes of determining whether there is a quorum but will not count as votes “FOR” or “AGAINST” the meeting proposals. An abstention on any proposal has the effect of a vote not being cast with respect to the relevant shares in relation to that proposal. Although considered present for purposes of the relevant quorum requirement, such shares will not be considered when determining whether the proposal has received the required approval.
If you hold your XL-Ireland ordinary shares through a broker or nominee (including if you are a holder of DDIs) and you do not instruct Computershare UK (if you hold such DDIs directly) or your broker or nominee on how to vote your XL-Ireland ordinary shares prior to the shareholder meetings, Computershare UK, if appropriate, or your broker or nominee, or the depository through which your broker or nominee holds your shares, will not be able to vote your XL-Ireland ordinary shares at the shareholder meetings or affect the outcome of the vote, which is based on shares voting. However, your XL-Ireland ordinary shares will be counted as present for purposes of the relevant quorum requirement.
Under NYSE Rule 452, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. We believe that the meeting proposals described in this proxy statement (other than the Adjournment Proposals) are proposals for non-routine matters.
Proxies
General.   Two proxy cards are being sent to each shareholder as of the record date – one gold proxy card for the scheme meeting and one white proxy card for the extraordinary general meeting.
If you are a registered holder of XL-Ireland ordinary shares as of the record date, to ensure that your XL-Ireland ordinary shares are voted in accordance with your wishes, please mark, date, sign and return the accompanying proxy cards (one gold for the scheme meeting, and one white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible or appoint a proxy to vote your XL-Ireland ordinary shares by using the Internet. If you have timely submitted a properly executed proxy card or properly appointed a proxy to vote your XL-Ireland ordinary shares by using the Internet, your XL-Ireland ordinary shares will be voted as indicated.
If you are a registered shareholder and if you do not specify on the applicable enclosed proxy card that is submitted or when giving your proxy via the Internet how you want to vote your XL-Ireland ordinary shares, the proxy holders will vote such unspecified XL-Ireland ordinary shares “FOR” each of the meeting proposals set forth in this proxy statement.
If you hold your XL-Ireland ordinary shares in “street name” through a broker or nominee, please follow the voting instructions provided by your broker, which may include an option to vote by telephone.
If you are a holder of DDIs, you should follow the instructions you receive from Computershare UK (if you hold such DDIs directly) or through your broker or nominee.
Please note that holders of XL-Ireland ordinary shares through brokers or nominees, and holders of DDIs may be required to submit voting instructions to Computershare UK (if you hold such DDIs directly) or to their applicable broker or nominee at or prior to a deadline which is before [•], 2016 and such holders should therefore follow the separate instructions that will be provided by such broker or nominee. Computershare UK, if appropriate, or your broker or nominee will not be able to vote your XL-Ireland ordinary shares unless it receives appropriate and timely instructions from you.
Revocation.   You may revoke your proxy at any time before it is exercised at the shareholder meetings by one of the following means.
If you are a registered shareholder, you may revoke your proxy by:
•
sending a written notice to our Secretary at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland, specifying that you are revoking your proxy with respect to the shareholder meetings. Your written notice must be received a sufficient amount of time before the shareholder meeting to permit the necessary examination and tabulation of the revocation before the votes are taken;

•
if you submitted a proxy card, submitting a new proxy card with respect to the shareholder meetings with a later date than the proxy you last submitted;

•
if you submitted voting instructions via the Internet, submitting new voting instructions via the Internet, which will replace the last proxy received; or

•
if you are a registered holder (or if you obtain a “form of proxy” from the registered owner of the ordinary shares), voting in person at the shareholder meetings.

If you hold your XL-Ireland ordinary shares in “street name” beneficially though a broker or nominee, or if you are a holder of DDIs, you must follow the procedures required by Computershare UK (if you hold such DDIs directly) or your broker or nominee to revoke your proxy or change your vote. You should contact Computershare UK, if appropriate, or your broker or nominee if you have any questions with respect to these procedures.
Attending the shareholder meetings without taking one of the actions above will not revoke your proxy.

SELECTED HISTORICAL FINANCIAL AND OTHER DATA
The following table presents selected historical financial and other data for XL-Ireland. The income statement data for fiscal years 2015, 2014, 2013, 2012 and 2011 and the balance sheet data as of December 31, 2015, 2014, 2013, 2012 and 2011 are derived from our consolidated financial statements. The selected historical financial and other data presented below should be read in conjunction with the financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in XL-Ireland’s Annual Report on Form 10-K for the year ended December 31, 2015 and other financial information incorporated by reference in this proxy statement. Historical financial information may not be indicative of XL-Bermuda’s future performance.
We have included no data for XL-Bermuda because this entity was not in existence during any of the periods shown below.
	Year Ended December 31,
	2015	2014	2013	2012	2011
	(U.S. dollars in thousands)
Income Statement Data
Net premiums earned	$8,226,425	$5,895,070	$6,309,521	$6,090,437	$5,690,130
Net investment income	872,370	918,625	957,716	1,012,348	1,137,769
Net realized (losses) gains on investments	19,997	122,991	87,777	14,098	(188,359)
Net realized and unrealized (losses) gains on derivative instruments	53,123	29,886	7,798	5,221	(10,738)
Fee income and other	33,201	43,630	40,031	51,789	41,748
Net losses and loss expenses incurred	4,766,200	3,258,393	3,731,464	3,765,482	4,078,391
Claims and policy benefits – life operations	115,997	242,963	465,702	486,195	535,074
Acquisition costs, operating expenses and foreign exchange gains and losses	3,306,891	2,041,865	2,094,258	2,097,992	1,869,688
Interest expense	205,215	134,106	155,462	172,204	205,592
Extinguishment of debt	5,592	—	—	—	—
Impairment of goodwill	—	—	—	—	429,020
(Loss) income before non-controlling interests, net income from operating affiliates and income tax expense	909,031	258,517	1,094,348	710,524	(420,962)
(Loss) income from operating affiliates	44,740	107,218	119,804	53,887	76,786
Preference share dividends(1)	98,721	76,743	77,187	79,087	72,278
Gain on redemption of Series C Preference Ordinary Shares	—	—	—	—	—
Net (loss) income available to shareholders	$1,207,152	$188,340	$1,059,916	$651,128	$(474,760)

(1)
Preference share dividends represent dividends on the Redeemable Series C preference ordinary shares issued by XLIT Ltd. (the “Series C Preference Shares”) and the Series D and E preference ordinary shares issued by XLIT Ltd. (the “Series D and E Preference Shares”). Following the 2010 redomestication from Cayman Islands to Ireland, subsequent to July 1, 2010, the Series C Preference Shares (which were redeemed in 2011) and the Series D and E Preference Shares represent non-controlling interests in XL-Ireland’s consolidated financial statements.

	Year Ended December 31,
	2015	2014	2013	2012	2011
Other Financial Data
Earnings (loss) per ordinary share:
Basic	$4.22	$0.71	$3.68	$2.12	$(1.52)
Diluted	$4.15	$0.69	$3.63	$2.10	$(1.52)
Cash dividends per ordinary share	$0.72	$0.64	$0.56	$0.44	$0.44
	As of December 31,
	2015	2014	2013	2012	2011
	(U.S. dollars in thousands, except per ordinary share amounts)
Balance Sheet Data
Total investments available for sale	$33,753,898	$30,484,053	$28,996,661	$28,818,982	$27,017,285
Cash and cash equivalents	3,256,236	2,521,814	1,800,832	2,618,378	3,825,125
Restricted cash	154,992	—	—	—
Investments in affiliates	1,708,899	1,637,620	1,370,943	1,126,875	1,052,729
Unpaid losses and loss expenses recoverable	5,262,706	3,429,368	3,435,230	3,382,102	3,654,948
Premiums receivable	4,712,493	2,473,736	2,612,602	2,568,862	2,411,611
Total assets	58,682,938	45,046,819	45,652,887	45,386,895	44,665,265
Unpaid losses and loss expenses	25,439,744	19,353,243	20,481,065	20,484,121	20,613,901
Future policy benefit reserves	4,163,500	4,707,199	4,803,816	4,812,046	4,845,394
Unearned premiums	7,043,358	3,973,132	3,846,526	3,755,086	3,555,310
Notes payable and debt	2,644,970	1,662,580	2,263,203	1,672,778	2,275,327
Shareholders’ equity	13,654,463	11,435,766	11,349,298	11,856,403	10,756,130
Fully diluted tangible book value per ordinary share(2)	31.52	36.79	33.86	33.35	28.31
	Year Ended December 31,
	2015	2014	2013	2012	2011
Operating Ratios
Loss and loss expense ratio(3)	58.4%	57.0%	62.0%	65.3%	76.6%
Underwriting expense ratio(4)	33.6%	31.2%	30.5%	31.0%	30.9%
Combined ratio(5)	92.0%	88.2%	92.5%	96.3%	107.5%

(2)
Fully diluted tangible book value per ordinary share is a non-GAAP financial measure and is calculated by dividing ordinary shareholders’ equity excluding intangible assets (as disclosed on the face of the balance sheets) by the number of outstanding ordinary shares at the applicable period end combined with the impact from dilution of share-based compensation.

(3)
The loss and loss expense ratio related to the property and casualty operations is calculated by dividing the losses and loss expenses incurred by the net premiums earned for the Insurance and Reinsurance segments.

(4)
The underwriting expense ratio related to the property and casualty operations is the sum of acquisition expenses and operating expenses for the Insurance and Reinsurance segments divided by net premiums earned for the Insurance and Reinsurance segments.

(5)
The combined ratio related to the property and casualty operations is the sum of the loss and loss expense ratio and the underwriting expense ratio. A combined ratio under 100% represents an underwriting profit and over 100% represents an underwriting loss.

UNAUDITED SUMMARY PRO FORMA FINANCIAL INFORMATION
Pro forma consolidated financial statements for XL-Bermuda are not presented in this proxy statement because no significant pro forma adjustments are required to be made to show the impact of the Transaction to the historical income statement of XL-Ireland for the year ended December 31, 2015 or the historical balance sheet as of December 31, 2015. Those financial statements are included in XL-Ireland’s Annual Report on Form 10-K for the year ended December 31, 2015.

RISK FACTORS
Before you decide how to vote your XL-Ireland ordinary shares, you should consider carefully the following risk factors related to the meeting proposals set forth in this proxy statement, in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2015 and any subsequent filings we make with the SEC prior to the date of the shareholder meetings.
Your rights as a shareholder will change as a result of the Scheme of Arrangement due to differences between Bermuda law and Irish law.
Because of differences between Bermuda law and Irish law, if the Scheme of Arrangement is consummated, certain of your rights as a shareholder will change. Certain of these changes will be conditioned on the approval of proposals at the shareholder meetings relating to the adoption of bye-laws of XL-Bermuda. A discussion of material differences in shareholder rights between XL-Ireland and XL-Bermuda is included in detail under “Description of XL Group Ltd Share Capital”, “Comparison of Rights of Shareholders and Powers of the Board of Directors”, “Proposal Number Nine: The Bermuda Bye-Law Amendment Threshold Proposal—Effect of Proposal”, “Proposal Number Ten: The Bermuda Merger and Amalgamation Threshold Proposal—Effect of Proposal”, and “Proposal Number Eleven: The Bermuda Repurchase Right Proposal—Effect of Proposal.” XL-Bermuda’s memorandum of association and bye-laws will be substantially in the forms attached to this proxy statement as Annexes B and C, respectively, subject to the items identified above which will be subject to approval by holders of XL-Ireland ordinary shares at the extraordinary general meeting as referenced above. Further, although not reflected in the memorandum of association or bye-laws of XL-Bermuda, because XL-Bermuda will not be incorporated in Ireland, if the Transaction is consummated, attempted takeovers of XL-Bermuda would not, as a matter of law, be subject to the Irish Takeover Rules nor review by the Irish Takeover Panel.
The anticipated benefits of the Transaction may not be realized.
We may not realize the benefits we anticipate from the Transaction. Our failure to realize those benefits could have a material and adverse effect on our business, results of operations or financial condition.
Please see “Proposal Number One: The Scheme of Arrangement Proposal—Background and Reasons for the Transaction.”
If the Irish High Court does not sanction the Scheme of Arrangement, XL-Ireland will not have the ability to effect the Transaction.
We cannot proceed with the Transaction unless the Irish High Court sanctions the Scheme of Arrangement after conducting the Sanction Hearing. Assuming that the scheme meetings are conducted in accordance with the Irish High Court’s order and that the shareholders approve the Scheme of Arrangement Proposal by the majority required by the Irish Companies Act, we are not aware of any reason why the Irish High Court would not sanction the Scheme of Arrangement. Nevertheless, the Irish High Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.
If the Irish High Court does not sanction the Scheme of Arrangement, XL-Ireland will be unable to effect the Transaction as contemplated under the Scheme of Arrangement (even if the requisite shareholders have approved the Scheme of Arrangement). In addition, the Irish High Court may impose such conditions, modifications or amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of XL-Ireland and XL-Bermuda. If such conditions, modifications or amendments are imposed, XL will be unable to effect the Transaction without amending the Scheme of Arrangement, which, depending on the nature of such conditions, modifications or amendments, might require new shareholder approvals. In addition, it is likely that XL may determine to terminate the Scheme of Arrangement and not proceed with the Transaction if any condition, modification or amendment is imposed on us that is adverse to XL.
Please see “Proposal Number One: The Scheme of Arrangement Proposal—Court Sanction of the Scheme of Arrangement.”

The market for the XL-Bermuda common shares may differ from the market for the XL-Ireland ordinary shares.
We will continue to list XL-Bermuda common shares on the NYSE under the symbol “XL”, the same trading symbol as the XL-Ireland ordinary shares. The market price, trading volume or volatility of the XL-Bermuda common shares could be different from those of the XL-Ireland ordinary shares.
XL-Bermuda may become subject to taxes in Bermuda after March 31, 2035, which may have a material adverse effect on its financial condition.
Bermuda currently does not impose profits taxes, income taxes, capital gains taxes or any tax of the nature of estate or inheritance taxes. The Bermuda Minister of Finance, under the Exempted Undertakings Tax Protection Act 1966, as amended, of Bermuda, has provided XL-Bermuda an assurance that if any legislation is enacted in Bermuda that would “impose tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition” of any such tax will not be applicable to XL-Bermuda or any of its respective operations, shares, debentures or other obligations until March 31, 2035. It is possible that after March 31, 2035 XL-Bermuda may become subject to Bermuda taxes of the nature described above if Bermuda changes its tax laws as described in the prior sentence.
The Transaction may not allow us to maintain a competitive worldwide effective corporate tax rate.
We believe the Transaction should permit us to maintain a competitive worldwide effective tax rate. However, we cannot provide any assurance as to what our worldwide effective tax rate will be after the Transaction because of, among other things, uncertainty regarding the amount of business activities in any particular jurisdiction in the future and the tax laws of such jurisdictions. Our actual worldwide effective tax rate may vary from our expectation and that variation may be material.
If Bermuda does not maintain Solvency II equivalence in the future, XL could face other regulation that would be adverse to its business.
Although the Solvency II equivalence determination for Bermuda (and other third countries) has been granted for an “indefinite period”, Solvency II provides that equivalence for third countries should be regularly reviewed to take into account any changes to the prudential or solvency regime. It is therefore possible that in the future a determination could be made that Bermuda’s insurance supervisory regime is no longer equivalent to Solvency II. In such event, European Union supervisors may conduct group supervision in respect of XL or utilize (currently unspecified) “other methods” to achieve the aims of group supervision. These methods may include requiring XL to form a European Union subgroup under a new European Union domiciled holding company over which supervision would be exercised by a European supervisor, possibly accompanied by additional supervisory measures. This supervision or any group supervision conducted, or alternative measures utilized by European Union supervisors may apply in addition to Bermuda’s group supervision regime and could impose restrictions and requirements on XL that could be material and adverse to XL’s business and operations.
The Transaction will result in additional direct and indirect costs, even if it is not consummated.
We will incur additional costs and expenses in connection with and as a result of the Transaction. These costs and expenses include professional fees to comply with Bermuda corporate laws and financial reporting requirements, as well as any additional costs we may incur going forward as a result of our new corporate structure. In addition, we have incurred and expect to incur further legal, accounting, filing and possible other fees and mailing, financial printing and other expenses in connection with the Transaction, even if the Scheme of Arrangement Proposal is not approved or the Transaction is not consummated.
We may choose to abandon or defer the Transaction.
The Transaction may be abandoned, at any time or for any reason prior to the Sanction Hearing, by action of the Board of Directors. While we currently expect the Effective Time to take place soon after the Sanction Hearing, the Effective Time will not occur until the Irish Registrar of Companies has registered an order of the High Court approving the Scheme of Arrangement. In addition the Board of Directors may defer the application to the Irish High Court to approve the Scheme of Arrangement until the latest of  [•], 2016 (or such later date as the Irish High Court has allowed) or may abandon the Transaction before the Sanction Hearing for economic, strategic or other reasons, including if adverse conditions are imposed on the Transaction by the Irish High Court. It is likely that XL may determine to terminate the Scheme of Arrangement and not proceed with the Transaction if any condition, modification or amendment is imposed on us that is adverse to XL.
The enforcement of judgments in shareholder suits against XL-Bermuda may be more difficult.
XL-Bermuda is a Bermuda company. XL-Bermuda has been advised by its Bermuda counsel, ASW Law Limited, that a judgment for the payment of money rendered by a court in the U.S. based on civil liability would not be automatically enforceable in Bermuda. XL-Bermuda has also been advised by ASW Law Limited that with respect to a final and conclusive judgment obtained in a court of competent jurisdiction in the U.S. under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty), a Bermuda court would be expected to enforce a judgment based thereon, provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda. As a result, it may be difficult for a shareholder to effect service of process within the U.S. or to enforce judgments obtained against XL-Bermuda in U.S. courts. XL-Bermuda will irrevocably agree that it may be served with process with respect to actions based on offers and sales of securities made in the U.S. by having [Puglisi & Associates] be XL-Bermuda’s U.S. agent appointed for that purpose. A Bermuda court may impose civil liability on XL-Bermuda or its directors or officers in a suit brought in the Supreme Court of Bermuda against XL-Bermuda or such persons with respect to a violation of U.S. federal securities laws, provided that the facts surrounding such violation would constitute or give rise to a cause of action under Bermuda law.

FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Private Securities Litigation Reform Act of 1995 (“PSLRA”) provides a “safe harbor” for forward-looking statements.
Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. Such statements include forward-looking statements both with respect to us in general, and to the insurance and reinsurance sectors in particular (both as to underwriting and investment matters). These statements are based on current plans, estimates and expectations, all of which involve risk and uncertainty. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements for purposes of the PSLRA or otherwise.
The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to obtain approval of the XL-Ireland shareholders and the Irish High Court for, and to satisfy the other conditions to, the Transaction within the expected timeframe or at all, our ability to realize the expected benefits from the Transaction, the occurrence of difficulties in connection with the Transaction, any unanticipated costs in connection with the Transaction and changes in tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by the tax authorities in Bermuda, the United States and other jurisdictions following the Transaction.
The foregoing factors are in addition to those factors discussed under “Risk Factors” and “Proposal Number One: The Scheme of Arrangement Proposal—Background and Reasons for the Transaction” and elsewhere in this proxy statement, as well as those in the documents that we incorporate by reference into this proxy statement (including, without limitation, the “Risk Factors” sections of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the SEC prior to the date of the shareholder meetings). There may be other risks and uncertainties that we are unable to predict at this time. We expressly disclaim any obligation to update or revise these forward-looking statements whether as a result of new information, future developments or otherwise.

PROPOSAL NUMBER ONE: THE SCHEME OF ARRANGEMENT PROPOSAL
The Scheme of Arrangement
Prior to the Scheme of Arrangement, XL-Bermuda, as a subsidiary of XL-Ireland, will acquire shares of XL-Ireland. If the Scheme of Arrangement becomes effective, (i) XL-Ireland’s share in XL-Bermuda will be cancelled, (ii) all of the existing ordinary shares of XL-Ireland will be cancelled, other than the XL-Ireland ordinary shares held by XL-Bermuda and, if applicable, its nominees, (iii) XL-Ireland will issue shares to XL-Bermuda equal to the number of shares cancelled pursuant to (ii) above using the reserve created by the cancellation of the XL-Ireland ordinary shares, and (iv) in return for such issuance of XL-Ireland ordinary shares to XL-Bermuda, XL-Bermuda will issue XL-Bermuda common shares to existing XL-Ireland shareholders whose shares were cancelled pursuant to (ii) above. As a result of the Scheme of Arrangement, each shareholder of XL-Ireland will receive one XL-Bermuda common share for each XL-Ireland ordinary share owned by such shareholder, except XL-Bermuda and, if applicable, its nominees who will retain their initial shares in XL-Ireland.
There are several steps required in order for us to effect the Scheme of Arrangement, including holding the scheme meeting. The scheme meeting is being convened in accordance with an order of the Irish High Court dated [•], 2016. We will hold the scheme meeting to approve the Scheme of Arrangement on [•], 2016. If each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal are approved by the shareholders and the other conditions to the Scheme of Arrangement having been satisfied or waived (and we do not abandon the Scheme of Arrangement), we will seek the Irish High Court’s sanction of the Scheme of Arrangement and the Capital Reduction Proposal.
If we obtain the requisite approvals from our shareholders and the Irish High Court and if all of the other conditions to the Scheme of Arrangement are satisfied or, if allowed by law, waived, we intend to file the court order authorizing the Scheme of Arrangement with the Irish Companies Registration Office. Registration of that order by the Registrar of Companies will cause the Scheme of Arrangement to become effective before the opening of trading of the XL-Ireland ordinary shares on the New York Stock Exchange, Inc. (the “NYSE”) on the date of such registration (the “Effective Time”). The Effective Time will depend on factors such as any postponement or adjournment of the Sanction Hearing.
At the Effective Time, the following steps will occur effectively simultaneously in the following order:
1.
XL-Ireland’s share in XL-Bermuda will be cancelled;

2.
all of the existing ordinary shares of XL-Ireland will be cancelled, other than the XL-Ireland ordinary shares held by XL-Bermuda and, if applicable, its nominees;

3.
XL-Ireland will issue shares to XL-Bermuda equal to the number of shares cancelled pursuant to step 2 above using the reserve created by the cancellation of the XL-Ireland ordinary shares; and

4.
in return for such issuance of XL-Ireland ordinary shares to XL-Bermuda, XL-Bermuda will issue XL-Bermuda common shares to existing XL-Ireland shareholders whose shares were cancelled pursuant to step 2 above.

As a result of the Scheme of Arrangement, the holders of XL-Ireland ordinary shares will become holders of XL-Bermuda common shares and XL-Bermuda and, if applicable, its nominees will own all of the outstanding XL-Ireland ordinary shares. The members of the Board of Directors of XL-Ireland then in office will become the members of the Board of Directors of XL-Bermuda at the Effective Time.
After the Effective Time, you will continue to own an interest in the ultimate parent holding company of the XL group of companies, which will conduct the same business operations through its subsidiaries as conducted by XL-Ireland through its subsidiaries before the Effective Time. The number of XL-Bermuda common shares you will own will be the same as the number of XL-Ireland ordinary shares you owned prior to the Effective Time, and your relative ownership interest in XL will remain unchanged.

Court Sanction of the Scheme of Arrangement
Pursuant to Section 453 of the Irish Companies Act 2014, the Scheme of Arrangement must be sanctioned by the Irish High Court. This required XL-Ireland to file an originating notice of motion and supporting documentation in connection with the Scheme of Arrangement with the Irish High Court. Prior to the mailing of this proxy statement, XL-Ireland obtained an order from the Irish High Court providing for the convening of the scheme meeting of XL-Ireland shareholders and other procedural matters regarding such meeting and the Irish High Court proceeding, including a date upon which the Irish High Court will hold the Sanction Hearing. Subject to the shareholders approving each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal by the relevant majorities required by the Irish Companies Act 2014 and the other conditions to the Scheme of Arrangement having been satisfied or waived (and assuming we do not abandon the Scheme of Arrangement), the Irish High Court will hold the Sanction Hearing, hear the application and, we expect, authorize the Scheme of Arrangement.
At the Sanction Hearing, the Irish High Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of XL-Ireland and XL-Bermuda. Subject to any applicable laws, XL-Ireland may consent to any condition, modification or amendment of the Scheme of Arrangement on behalf of the XL-Ireland shareholders that the Irish High Court may think fit to approve or impose. In determining whether to exercise its discretion and authorize the Scheme of Arrangement, the Irish High Court will determine, among other things, whether the Scheme of Arrangement is fair to XL-Ireland’s shareholders.
We expect the Sanction Hearing to be held on [•], 2016 at the Irish High Court in Dublin. If you are a shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so by giving notice to XL-Ireland’s solicitors, A&L Goodbody, North Wall Quay, IFSC, Dublin 1, Ireland by not less than two weeks before the date of such meeting. XL-Ireland will not object to the participation in the Sanction Hearing by any shareholder who holds shares through a broker or any other person with a legitimate interest in the proceedings and all such persons will have a right to participate. Assuming that the scheme meeting is conducted in accordance with the Irish High Court’s order and that the shareholders approve the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal and the Capital Reduction Proposal by the majority required by the Irish Companies Act 2014, we are not aware of any reason why the Irish High Court would not sanction the Scheme of Arrangement. Nevertheless, the Irish High Court’s sanction is a matter for its discretion and there can be no assurance if or when such sanction will be obtained.
If the Scheme of Arrangement is sanctioned by the Irish High Court, we intend to file the court order authorizing the Scheme of Arrangement with the Irish Companies Registration Office. Registration of that order by the Registrar of Companies will cause the Scheme of Arrangement to become effective before the opening of trading of the XL-Ireland ordinary shares on the NYSE on the date of such registration, or at such other date and time after such court order filing as the registration of that order may occur, which we refer to as the “Effective Time.”
If the shareholders approve each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal (and we do not abandon the Scheme of Arrangement), then XL-Ireland will apply for sanction of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement in its entirety for a complete understanding of its terms and conditions. The Scheme of Arrangement will be substantially in the form attached as Annex A to this proxy statement.

Once the Scheme of Arrangement is effective, the Irish High Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement.
Please see “—Conditions to Completion of the Transaction” below for more information on the conditions to the Transaction.
Background and Reasons for the Transaction
Background
In 2010, the XL group of companies changed the jurisdiction of incorporation of its parent holding company from the Cayman Islands to Ireland after a careful review of a number of factors, including (i) reputational, political and other risks because of negative publicity regarding companies that were incorporated in jurisdictions such as the Cayman Islands at that time and (ii) the concomitant potential impact of such risks on the XL group of companies’ global business platforms.
Evolution of XL-Ireland’s Global Business Operations—The Catlin Acquisition.
Since 2010, XL-Ireland’s Board and management team has overseen a significant evolution of the nature and scope of XL-Ireland’s global business operations. In furtherance of XL-Ireland’s strategy and in recognition of the five macro forces shaping the property and casualty (“P&C”) insurance industry (globalization, analytics and big data, broker consolidation, alternative capital and regulation), in May 2015, we completed our acquisition of the entire issued share capital of Catlin Group Limited (“Catlin”), a Bermuda domiciled global P&C insurer and reinsurer with a significant presence in Bermuda. XL-Ireland’s already substantial operations in and ties to Bermuda were bolstered by the acquisition. Catlin had been domiciled in Bermuda since 2001 and, prior to its acquisition by XL-Ireland, Catlin’s group wide supervisor had been the BMA. Moreover, following the closing of the Catlin acquisition, a significant number of Catlin’s employees, including our Executive Deputy Chairman, Stephen Catlin, have remained in Bermuda, in addition to the sizeable XL-Ireland employee base already located there.
Group Supervision and Solvency II
Subsequent to XL-Ireland’s redomestication to Ireland in 2010, the Central Bank of Ireland (“CBI”) informed XL-Ireland that it would be its group supervisor under Solvency II. Solvency II was implemented on January 1, 2016. Under Solvency II, among other matters, insurers subject to Solvency II are required to calculate their Solvency Capital Requirement based upon a standard formula or a regulator approved internal capital model. XL-Ireland has previously determined to seek a regulator approved internal capital model for its Solvency Capital Requirement. An internal capital model would be designed to address risks specific to the XL group of companies. It would be based on principles and restrictions applicable to the XL group of companies’ operations and business of the XL group of companies. Therefore it would more accurately reflect the solvency and capital needs of XL-Ireland and its subsidiaries, as opposed to the standard Solvency II formula which was designed as a “one size fits all” model. Such an internal capital model would be expected to result in a more relevant solvency assessment and more efficient capital position, as well as increased financial flexibility, for XL-Ireland.
On November 26, 2015, the European Union’s Commission (the “European Commission”) adopted a delegated act determining full equivalence with Solvency II of the solvency/prudential regime applicable in Bermuda in all three equivalence areas: reinsurance; group solvency calculation; and group supervision. The European Union’s Council and European Parliament raised no objections to the European Commission’s decision by February 26, thereby acknowledging and endorsing the European Commission’s determination. As a result of this determination, among other things, group supervision exercised by the BMA is to be deemed equivalent to the supervision of EU groups carried out by the EU supervisory authorities in accordance with Solvency II.

Reasons for Redomestication to Bermuda
As a result of these and other developments since XL-Ireland’s redomestication to Ireland in 2010, XL-Ireland’s Board determined that changing the jurisdiction of incorporation of the XL group of companies’ parent holding company to Bermuda would be in the interests of XL-Ireland and its shareholders for, among others, the following reasons:
•
XL-Ireland engaged in numerous discussions with the CBI regarding group supervision following which XL-Ireland and the CBI concluded that the BMA would be best situated to serve as the XL group of companies’ group wide supervisor and be in a position to approve the XL group of companies’ internal capital model. This determination was buttressed by (i) the BMA’s extensive knowledge of both the XL group of companies and Catlin, (ii) the significance of operations, concentration of risk and balance sheet that the XL group of companies (including the former Catlin companies) has in Bermuda, (iii) the work that the BMA has performed on the group internal capital models for both the XL group of companies’ and Catlin, (iv) the experience and resources of the BMA to regulate international P&C (re)insurance companies and (v) the following specific considerations:

◦
The XL group of companies has operated in Bermuda since 1986 and the XL group of companies’ largest concentration of risk and its largest operating balance sheet is in Bermuda. XLIB, which is the XL group of companies’ largest operating company and holds all of the XL group of companies’ other operating subsidiaries, is domiciled in Bermuda and is regulated for solvency and other purposes, by the BMA;

◦
The acquisition of Catlin has resulted in a significantly greater presence of our operations in Bermuda;

◦
The November 26, 2015 determination by the European Commission of full Solvency II equivalence for Bermuda provided the potential for the BMA to be recognized as group wide supervisor for the XL group of companies under Solvency II; and

◦
The acquisition of Catlin required that XL-Ireland integrate and conform policies and model approaches before implementing and seeking approval of a group internal capital model. As Catlin’s group supervisor, the BMA had performed substantial work on Catlin group’s internal capital model prior to its acquisition by XL-Ireland. The BMA, as the regulator of XLIB, also performed substantial work in coordination with the CBI on the XL group of companies’ group internal capital model prior to the acquisition of Catlin and has indicated its readiness to work with the XL group of companies to finalize and approve a group internal capital model. These factors contributed to the Board’s belief that the BMA would be well positioned to facilitate the most timely and efficient approval of a group internal capital model for the XL group of companies, a key goal for the XL group of companies;

•
The long-term stability of Bermuda’s legal and regulatory environment mirrors that of Ireland. Bermuda’s legal and regulatory history as a financial services and insurance and reinsurance hub is particularly strong. The European Commission’s determination of full Solvency II equivalence, including group supervision equivalence, for Bermuda strongly supports the Board’s determination that Bermuda is a respected member of the international (re)insurance and regulatory community;

•
Bermuda has continued to emerge as a premier regulator of global insurance and reinsurance companies. Bermuda’s market is one of the top three reinsurance markets in the world, and includes 15 of the world’s top 40 reinsurers. Bermuda has also emerged as a significant hub for institutional investment in the insurance and reinsurance sector. In addition, Bermuda’s proximity to the United States and its significant transport links to the United States and London enhance operating efficiencies for the XL group of companies;

•
Bermuda, like Ireland, is a common law jurisdiction. In addition, both jurisdictions are subject to companies acts that have their source in English companies law. Therefore, despite certain differences between the two corporate legal systems, we believe that the rights of XL-Ireland shareholders and XL-Bermuda shareholders will be substantially similar; and

•
Bermuda law, like Irish law, permits dividends to be paid in U.S. dollars and upon the approval of the Board without the need for shareholder approval.

Please see “Risk Factors—Your rights as a shareholder will change as a result of the Scheme of Arrangement due to differences between Bermuda law and Irish law,” “Risk Factors—The anticipated benefits of the Transaction may not be realized” and “Risk Factors—If Bermuda does not maintain Solvency II equivalence in the future, XL could face other regulation that would be adverse to its business.”
Amendment, Termination or Delay
Subject to applicable Irish law and any other applicable laws, the Scheme of Arrangement may be amended, modified or supplemented at any time before or after its approval by the holders of XL-Ireland ordinary shares at the scheme meeting. At the Sanction Hearing, the Irish High Court may impose such conditions, modifications and amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of XL-Ireland and XL-Bermuda. Subject to any applicable laws, XL-Ireland may consent to any condition, modification or amendment of the Scheme of Arrangement on behalf of the shareholders which the Irish High Court may think fit to approve or impose. After approval of the Scheme of Arrangement by the XL-Ireland shareholders, no amendment, modification or supplement to the Scheme of Arrangement may be made or effected that legally requires further approval by XL-Ireland shareholders without obtaining that approval.
The Board may abandon the Scheme of Arrangement and the Transaction, delay the Transaction or engage in corporate restructuring related to the Transaction at any time prior to the Sanction Hearing, without obtaining the approval of XL-Ireland’s shareholders, even though the Scheme of Arrangement may have been approved by the requisite vote of the shareholders and all other conditions to the Transaction may have been satisfied or, if allowed by law, waived for any reason (including legal, tax and regulatory reasons arising from the Transaction).
Unless the Scheme of Arrangement has become effective on or before December 31, 2016 (unless extended with the approval of the Irish High Court), the Scheme of Arrangement will lapse by its terms and not come into effect.
Conditions to Completion of the Transaction
The Transaction will not be consummated unless the following conditions are satisfied or, if allowed by law, waived:
1.
the Scheme of Arrangement Proposal is approved by the requisite vote of the holders of XL-Ireland ordinary shares, voting as a class;

2.
the Capital Reduction Proposal is approved by the requisite vote of the holders of XL-Ireland ordinary shares;

3.
the EGM Scheme of Arrangement Proposal is approved by the requisite vote of the holders of XL-Ireland ordinary shares;

4.
the Directors’ Allotment Authority Proposal is approved by the requisite vote of the holders of XL-Ireland ordinary shares;

5.
the Ireland Reserve Application Proposal is approved by the requisite vote of the holders of XL-Ireland ordinary shares;

6.
the Ireland Memorandum Amendment Proposal is approved by the requisite vote of the holders of XL-Ireland ordinary shares;

7.
the Ireland Articles Amendment Proposal is approved by the requisite vote of the holders of XL-Ireland ordinary shares; and

8.
the requisite court order sanctioning the Scheme of Arrangement and the Capital Reduction is obtained from the Irish High Court.

Counsel has advised us that the Irish High Court is unlikely to sanction the Scheme of Arrangement until all other conditions to the Transaction have been satisfied or waived.
We are parties to certain agreements that by their terms require the consent of third parties prior to the implementation of the Scheme of Arrangement and certain related transactions. We believe that we will obtain all necessary consents on a timely basis and that the failure to obtain any other consents will not have a material impact on our business or our ability to consummate the Transaction.
Federal Securities Law Consequences; Resale Restrictions
The issuance of XL-Bermuda shares to XL-Ireland shareholders in the Scheme of Arrangement will not be registered under the Securities Act in reliance upon Section 3(a)(10) of the Securities Act. That section exempts from registration securities issued solely in exchange for outstanding securities where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to authorize the Scheme of Arrangement, the Irish High Court will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to XL-Ireland’s shareholders. The Irish High Court has fixed the date and time for the Sanction Hearing, which is scheduled to be held at the Irish High Court in Dublin on [•], 2016, at [•] [a.m./p.m.], local time.
The XL-Bermuda common shares issued to XL-Ireland shareholders in connection with the Transaction will be freely transferable, except as follows:
•
Persons who are affiliates of XL-Ireland or have been affiliates within 90 days prior to reselling any XL-Bermuda common shares may resell any XL-Bermuda common shares in the manner permitted by Rule 144 promulgated under the Securities Act. In computing the holding period of the XL-Ireland ordinary shares for the purposes of Rule 144(d), such persons will be permitted to “tack” the holding period of their XL-Ireland ordinary shares held prior to the Effective Time.

•
Persons whose XL-Ireland ordinary shares bear a legend restricting transfer will receive XL-Bermuda common shares that are subject to the same restrictions.

Persons who may be deemed to be affiliates of XL-Ireland or XL-Bermuda for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, XL-Ireland or XL-Bermuda, and would generally not be expected to include shareholders who are not executive officers, directors or significant holders of XL-Ireland ordinary shares or XL-Bermuda common shares.
We have not filed a registration statement with the SEC covering any resales of the XL-Bermuda shares to be received by XL-Ireland’s shareholders in connection with the Transaction. XL-Bermuda intends to file certain post-effective amendments to existing effective registration statements of XL-Bermuda concurrently with the completion of the Transaction.
Upon consummation of the Scheme of Arrangement, the XL-Bermuda common shares will be deemed to be registered under Section 12(b) of the Exchange Act, by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement and XL-Bermuda will be deemed to be the successor issuer of the registered ordinary shares.
Effective Time of the Transaction
If the Scheme of Arrangement Proposal and the Capital Reduction Proposal are approved by the requisite vote of the shareholders and the Scheme of Arrangement is sanctioned by the Irish High Court and all of the other conditions to the consummation of the Scheme of Arrangement are satisfied or, if allowed by law, waived, we intend to file the court order authorizing the Scheme of Arrangement with the Irish Companies Registration Office. Registration of that order will cause the Scheme of Arrangement to become effective at the Effective Time, which is expected to be before the opening of trading of the XL-Ireland ordinary shares on the NYSE on the date of such registration (or at such other date and time after such court order filing as the registration of that order may occur), at which time the various steps of the Scheme of Arrangement as detailed above will occur effectively simultaneously. Subject to any order to the contrary by the Irish High Court, the Effective Time must be on or before [•], 2016.
The expected timetable for the Transaction is set forth in Annex D to this proxy statement.
In the event the conditions to the Transaction are not satisfied or, if allowed by law, waived, the Transaction may be abandoned or delayed, even after approval by the requisite vote of the XL-Ireland shareholders; however, we may not abandon the Transaction after the Irish High Court has sanctioned the Scheme of Arrangement. The Transaction may be abandoned or delayed by our Board of Directors at any time prior to the Sanction Hearing, without obtaining the approval of the XL-Ireland shareholders, even though the Scheme of Arrangement may have been approved by the requisite vote of the XL-Ireland shareholders and all other conditions to the Transaction may have been satisfied or, if allowed by law, waived.
Please see “—Amendment, Termination or Delay”.
Management of XL-Bermuda
If the Transaction is consummated, the executive officers and directors of XL-Ireland immediately prior to the Effective Time are expected to be the executive officers and directors of XL-Bermuda.
Exculpation and Indemnification
Under the Irish Companies Act 2014, a company may not exempt its directors or corporate secretary from liability for negligence or a breach of duty or trust. Where a breach of duty has been established, directors and the corporate secretary may be statutorily exempted by a court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.
XL-Ireland’s articles of association also contain provisions that indemnify its directors and officers against liabilities to the fullest extent permitted by law (except in the case of claims by or in the right of XL-Ireland) and expenses they may incur in their capacity as directors and officers, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the interests of XL-Ireland and, with respect to any criminal action or proceeding, had no reasonable cause to believe their actions were unlawful. In addition, to the extent that a director or officer is successful on the merits or otherwise in defense of any relevant legal proceeding, the articles of association of XL-Ireland provide that he or she will be indemnified against expenses actually and reasonably incurred by him or her in connection with that legal proceeding. The indemnity provisions do not extend to situations involving claims by or in the right of XL-Ireland in which a court determines that a director or officer is liable for willful neglect or default in the performance of his or her duty to XL-Ireland.
The Irish Companies Act 2014 prescribes that an advance commitment to indemnify only permits a company to pay the costs or discharge the liability of a director or corporate secretary where judgment is given in favor of the director or corporate secretary in any civil or criminal action in respect of such costs or liability, or where the Irish High Court grants relief because the director or corporate secretary acted honestly and reasonably and ought fairly to be excused wholly or partly. Any provision whereby an Irish company seeks to commit in advance to indemnify its directors or corporate secretary over and above the limitations imposed by the Irish Companies Act 2014 will be void under Irish law, whether contained in its bye-laws or any contract between the company and the director or corporate secretary. The Bermuda Companies Act permits XL-Bermuda to indemnify its directors, any other officers and the auditor against losses arising or liability resulting from their negligence, default, breach of duty or breach of trust in relation to XL-Bermuda or any subsidiary of XL-Bermuda; provided, that XL-Bermuda is not permitted to indemnify any such person against any liability arising from their fraud or dishonesty.
The bye-laws of XL-Bermuda provide that XL-Bermuda will indemnify every “Indemnified Person” (which includes any director or other officer, including, if applicable, any resident representative) out of the assets of XL-Bermuda against all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him by or by reason of any act done, conceived in or omitted in the conduct of XL-Bermuda’s business or in the discharge of his duties or in defending any proceedings, whether civil or criminal; provided, that such Indemnified Person had no reasonable cause to believe that his conduct was unlawful and such expenses and liabilities are not found by a court of competent jurisdiction (upon entry of a final non-appealable judgment) to be the result of any such Indemnified Person’s fraud and dishonesty.
In a recent Bermuda Supreme Court case, the Court ordered that the indemnity provisions of a Bermuda company’s bye-laws were enforceable and could be relied on by the defendant directors after the Court found them guilty of misfeasance for breaching their duty of care owed to the company. This case demonstrates that the Bermuda courts will uphold indemnification provisions in the bye-laws of a Bermuda company to protect its directors and officers.
XL-Bermuda’s bye-laws also provide that XL-Bermuda may purchase and maintain insurance for the benefit of any indemnified person against any liability incurred by him or her under the Bermuda Companies Act in his or her capacity as a director or officer or indemnifying such indemnified person in respect of any loss arising or liability attaching to him or her by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the indemnified person may be guilty in relation to XL-Bermuda or any subsidiary thereof.
In order to continue to retain and attract highly experienced and capable persons to serve as directors and executives of XL, we intend that XL-Bermuda will enter into arrangements (in the form of agreements) following the Scheme of Arrangement providing for the indemnification of, and advancement of expenses to, the directors and certain executive officers of XL-Bermuda. We expect that the indemnification and expense advancement provided under these arrangements will be substantially similar to the indemnity currently afforded by XLIT under similar contractual indemnification arrangements. XL-Bermuda also expects to continue to maintain liability insurance policies similar to those currently maintained by XL-Ireland.
Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Indemnification of Directors and Officers; Insurance.”
Interests of Certain Persons in the Transaction
Except for the indemnification arrangements described above, no person who has been a director or executive officer of XL-Ireland at any time since the beginning of our last fiscal year, or any associate of any such person, has any material or substantial interest in the Transaction, except for any interest arising from his or her ownership of securities of XL-Ireland. No such person is receiving any extra or special benefit not shared on a pro rata basis by all other holders of XL-Ireland ordinary shares.
Regulatory Matters
We will be required to obtain an exemption from the acquisition of control (“Form A”) application and approval requirements from the domiciliary regulators of the U.S. insurance subsidiaries of XL. If one or more domiciliary state regulators refuses to grant our exemption request, we will be required to make a Form A application or similar filing in such state, and obtain approval of that application, prior to the Effective Time.
In addition, we will also be required to obtain the prior approval of, or make filings with, certain insurance and financial services regulators in several non-U.S. jurisdictions in which our insurance subsidiaries conduct business.
No Appraisal Rights
Under Irish law, none of the holders of XL-Ireland ordinary shares has any right to an appraisal of the value of their shares or payment for them in connection with the Transaction.

Cancellation and Issuance of Shares
Assuming the Scheme of Arrangement becomes effective, if your XL-Ireland ordinary shares are held in book-entry form or by your broker, your XL-Ireland ordinary shares will automatically be cancelled at the Effective Time and cease to be valid and, in consideration therefor, fully paid and non-assessable XL-Bermuda common shares will be issued to you or your broker without any action on your part. If you hold your XL-Ireland ordinary shares in certificated form, and the Scheme of Arrangement becomes effective, your XL-Ireland ordinary shares will automatically be cancelled at the Effective Time and cease to be valid and your ownership of XL-Bermuda common shares will be evidenced through an electronic book-entry in your name on XL-Bermuda’s shareholder records. Our transfer agent will mail you a letter of transmittal for your old certificates and send to you a statement documenting your ownership of XL-Bermuda common shares in registered form.
Certain XL-Ireland ordinary shares are held and settled through DDIs. The XL-Ireland ordinary shares underlying DDIs are held by Computershare UK and its affiliates as nominees through DTC. XL-Ireland and XL-Bermuda intend to take the necessary steps with Computershare UK to have outstanding DDIs in respect of XL-Ireland ordinary shares to be automatically cancelled and replaced at the Effective Time with DDIs issued in respect of XL-Bermuda common shares.
You should not return your XL-Ireland ordinary share certificates with the enclosed proxy card.
XL-Bermuda common shares issued pursuant to the Scheme of Arrangement will be fully paid and non-assessable.
Equity Incentive Plans
If the Transaction is consummated, XL-Bermuda will assume the existing obligations of XL-Ireland in connection with awards granted under XL-Ireland’s equity incentive plans, which include the following plans:
•
XL Group plc 1999 Performance Incentive Program for Employees; and

•
XL Group plc Directors Stock & Option Plan,

(the “Equity Incentive Plans”).
The Equity Incentive Plans will be amended as necessary to comply with Bermuda law and give effect to the Transaction, including to provide (1) that XL-Bermuda common shares will be issued, held, available or used to measure or satisfy benefits as appropriate under the Equity Incentive Plans, in substitution for XL-Ireland ordinary shares; and (2) for the appropriate substitution of XL-Bermuda for XL-Ireland in the Equity Incentive Plans. The Transaction will not impact the terms and conditions of the awards granted under the Equity Incentive Plans after the substitution of XL-Bermuda for XL-Ireland.
XL-Bermuda intends to file new registration statements and/or post-effective amendments to certain effective registration statements of XL-Ireland concurrently with the completion of the Transaction in connection with its assumption of the existing obligations of XL-Ireland in connection with awards granted under XL-Ireland’s Equity Incentive Plans.
Effect on Employees
In connection with consummation of the Transaction, all outstanding employment agreements entered into with XL-Ireland’s senior executives are expected to be assumed by XL-Bermuda. We expect there will be minimal effect on our employees globally as a result of the Transaction.
Outstanding Debt and Effect on Access to Capital and Credit Markets
We do not believe that the Transaction will have any material effect on our credit facilities or senior notes. Certain amendments to our credit facilities will need to be obtained in connection with the subsequent liquidation of XL-Ireland, these are being sought from our lenders. In addition, XL-Bermuda will need to execute one or more supplemental indentures in connection with our senior notes. Following the Transaction, all of our outstanding debt will remain outstanding and XL-Bermuda or one or more its subsidiaries will continue to be the borrowers, issuers and guarantors of such debt.
We do not expect that the Transaction will have any adverse effect on our ability to access the capital markets or bank credit markets.
Stock Exchange Listing and Reporting Obligations
XL-Ireland ordinary shares are expected to continue to trade on the NYSE and the BSX until the Effective Time.
We intend to make application so that, immediately following the Effective Time, the XL-Bermuda common shares (for which there is currently no established public trading market) will be listed on the NYSE under the symbol “XL”, the same symbol under which the XL-Ireland ordinary shares are currently listed. XL-Bermuda common shares are also expected to be listed on the Bermuda Stock Exchange following the Effective Time under the symbol “XL.BH”, the same symbol under which the XL-Ireland ordinary shares are currently listed. We do not currently intend to list the XL-Bermuda common shares on any other stock exchange.
Upon completion of the Transaction, we will remain subject to SEC reporting requirements, the mandates of Sarbanes-Oxley and the corporate governance rules of the NYSE, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP. We will no longer be required to provide you with Irish Statutory Accounts prepared in accordance with Irish law, but we will be required to provide you certain financial information pursuant to Bermuda law.
Accounting Treatment of the Transaction
Under U.S. GAAP, the Transaction represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of XL-Bermuda will be reflected at their carrying amounts in the accounts of XL-Ireland at the Effective Time.
Effect of the Transaction on Potential Future Status as a Foreign Private Issuer
Under SEC rules, companies organized outside of the United States that qualify as “foreign private issuers” remain subject to SEC regulation, but are exempt from certain requirements that apply to U.S. reporting companies. XL-Ireland is not a “foreign private issuer.” Even if XL-Bermuda meets the tests for a “foreign private issuer,” we do not currently intend to avail ourselves of the benefits of being a “foreign private issuer.”
Required Vote
The Scheme of Arrangement Proposal requires approval by the affirmative vote of  (i) a majority in number of the registered holders of XL-Ireland ordinary shares attending the scheme meeting, in person or by proxy and (ii) 75% or more of the XL-Ireland ordinary shares voted at the scheme meeting, in person or by proxy.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Board Recommendation
Our Board has approved the Scheme of Arrangement and unanimously recommends that our shareholders vote “FOR” the Scheme of Arrangement Proposal at the scheme meeting.
Resolution
“THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairman thereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be and is hereby approved and that the directors of the Company be and are hereby authorized to take such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.”

PROPOSAL NUMBER TWO: THE EGM SCHEME OF ARRANGEMENT PROPOSAL
In connection with Scheme of Arrangement, and in addition to the passing of the resolution at the scheme meeting Proposal Number One: The Scheme of Arrangement Proposal the holders of XL-Ireland ordinary shares will also be required to pass a resolution to approve the Scheme of Arrangement at the extraordinary general meeting, so that the Scheme of Arrangement is approved by and on behalf of XL-Ireland. The information set out above in respect of Proposal Number One: The Scheme of Arrangement proposal apply equally to Proposal Number Two: The EGM Scheme of Arrangement Proposal.
Required Vote
The EGM Scheme of Arrangement Proposal requires approval by the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Effect of Proposal
The approval of the Scheme of Arrangement contemplated by the EGM Scheme of Arrangement Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the EGM Scheme of Arrangement Proposal is not approved, the Scheme of Arrangement cannot be completed.
Board Recommendation
Our Board has approved the EGM Scheme of Arrangement Proposal and unanimously recommends that our shareholders vote “FOR” the Scheme of Arrangement Proposal at the scheme meeting.
Resolution
“THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairman thereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the High Court of Ireland be and is hereby approved and that the directors of the Company be and are hereby authorized to take such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.”

PROPOSAL NUMBER THREE: THE CAPITAL REDUCTION PROPOSAL
In connection with the Scheme of Arrangement, the holders of XL-Ireland ordinary shares will be required to pass a resolution to reduce XL-Ireland share capital through the cancellation of all outstanding XL-Ireland ordinary shares. If the Scheme of Arrangement Proposal has been approved, holders of XL-Ireland ordinary shares will also be asked at the extraordinary general meeting to approve such cancellation of the XL-Ireland ordinary shares, except those held by XL-Bermuda and, if applicable, its nominees.
Required Vote
The Capital Reduction Proposal requires approval by the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Effect of Proposal
The capital reduction contemplated by the Capital Reduction Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Capital Reduction Proposal is not approved, the Scheme of Arrangement cannot be completed.
Board Recommendation
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Capital Reduction Proposal.
Resolution
“THAT subject to (i) the passing of Resolution 1 (approval of the Scheme of Arrangement); (ii) the confirmation of the High Court of Ireland pursuant to Sections 84 and 85 of the Companies Act 2014; and (iii) the passing by the requisite majority of the resolution (approval of the Scheme of Arrangement) proposed at a meeting of the shareholders of the Company convened by order of the High Court of Ireland for today’s date, the issued share capital of the Company be reduced by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) but without thereby reducing the authorised share capital of the Company.”

PROPOSAL NUMBER FOUR: THE SUBSIDIARY SHARE ACQUISITION PROPOSAL
In connection with the Scheme of Arrangement, at the extraordinary general meeting the holders of XL-Ireland ordinary shares are being asked to approve the acquisition on the terms of a written memorandum of the purchase contract of XL-Ireland ordinary shares by XL-Bermuda, as a subsidiary of XL-Ireland prior to the Scheme of Arrangement, at the extraordinary general meeting in connection with the Scheme of Arrangement. The form of memorandum of purchase is set forth on Annex G to this proxy statement.
Required Vote
In order to approve the Subsidiary Share Acquisition Proposal, we must obtain the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Effect of Proposal
The approval of the Subsidiary Share Acquisition Proposal is not a condition to the Scheme of Arrangement becoming effective. However, if the Subsidiary Share Acquisition Proposal is not approved, XL-Ireland will be required as a procedural step to obtain a valuation before it can issue ordinary shares to XL-Bermuda as part of the Scheme of Arrangement.
Board Recommendation
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Subsidiary Share Acquisition Proposal.
Resolution
“THAT, the acquisition by XL Group Ltd of ordinary shares of US$0.01 each in the capital of XL Group plc, on the terms set out in a written memorandum of the contract for purchase (a copy of which has been produced to this meeting and for the purposes of identification, signed by the chairman thereof), be and is hereby approved, provided that the authority granted by such approval shall expire on the date falling eighteen months following the date on which this resolution is passed unless previously varied, revoked or renewed by a special resolution.”

PROPOSAL NUMBER FIVE: THE DIRECTORS’ ALLOTMENT AUTHORITY PROPOSAL
Holders of XL-Ireland ordinary shares are being asked to approve the authorization of the directors of XL-Ireland to allot ordinary shares in XL-Ireland to XL-Bermuda up to an amount equal to the nominal value of the ordinary shares in XL-Ireland which are to be cancelled in connection with the Scheme of Arrangement.
Required Vote
In order to approve the Directors’ Allotment Authority Proposal, we must obtain the affirmative vote of more than 50% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Effect of Proposal
The allotment contemplated by the Directors’ Allotment Authority Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Directors’ Allotment Authority Proposal is not approved, the Scheme of Arrangement cannot be completed.
Board Recommendation
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Directors’ Allotment Authority Proposal.
Resolution
“THAT, subject to and forthwith upon the reduction of capital referred to at Resolution 2 (the Capital Reduction Proposal) taking effect the directors of the Company be and are hereby generally and unconditionally authorized pursuant to and in accordance with Section 1021 of the Companies Act 2014 to allot and issue New XL Group Shares, (as defined in the Scheme of Arrangement referred to at Resolution 1 (approval of the Scheme of Arrangement)) provided that (i) this authority will expire on [•], 20[•], (ii) the maximum aggregate number of shares that may be allotted hereunder shall be an amount equal to the number of the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) and (iii) this authority shall be without prejudice to any other authority under the said Section 1021 (or any predecessor legislation thereto) previously granted before the date on which this resolution is passed.”

PROPOSAL NUMBER SIX: THE IRELAND RESERVE APPLICATION PROPOSAL
Holders of XL-Ireland ordinary shares are being asked to approve the application by XL-Ireland of a reserve credit, arising on its books of account as a result of the cancellation of ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the ordinary shares allotted to XL-Bermuda in connection with the Scheme of Arrangement.
Required Vote
The Ireland Reserve Application Proposal requires the affirmative vote of more than 50% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Effect of Proposal
The application of the reserve credit contemplated by the Ireland Reserve Application Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Ireland Reserve Application Proposal is not approved, the Scheme of Arrangement cannot be completed.
Board Recommendation
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Reserve Application Proposal.
Resolution
“THAT, subject to and forthwith upon the reduction of capital referred to at Resolution 2 (the Capital Reduction Proposal) taking effect the reserve credit arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) be applied in paying up in full at par such number of New XL Group Shares, (as defined in the Scheme of Arrangement referred to in Resolution 1) as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 2, such New XL Group Ltd Shares to be allotted and issued to XL Group Ltd and/or its nominees credited as fully paid up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.”

PROPOSAL NUMBER SEVEN: THE IRELAND MEMORANDUM AMENDMENT PROPOSAL
Holders of XL-Ireland ordinary shares are being asked to approve an amendment to the memorandum of association of XL-Ireland to grant XL-Ireland a new object enabling it to enter into the Scheme of Arrangement.
Required Vote
The Ireland Memorandum Amendment Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Effect of Proposal
The granting of the new object enabling XL-Ireland to enter into the Scheme of Arrangement contemplated by the Ireland Memorandum Amendment Proposal is a prerequisite step to the completion of the Scheme of Arrangement. If the Ireland Memorandum Amendment Proposal is not approved, the Scheme of Arrangement cannot be completed.
Board Recommendation
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Memorandum Amendment Proposal.
Resolution
“THAT, with effect from the passing of this resolution, the Memorandum of Association of the Company be amended by adding the following new paragraph 3.48:
“To enter into any scheme of arrangement with its creditors or members or any class of them pursuant to Sections 449 to 455 of the Companies Act 2014.””

PROPOSAL NUMBER EIGHT: THE IRELAND ARTICLES AMENDMENT PROPOSAL
Holders of XL-Ireland ordinary shares are being asked to approve an amendment to the articles of association of XL-Ireland to (1) provide that the allotment or issue of all ordinary shares in XL-Ireland on or after the amendment to the articles of association and before the Cancellation Record Time will be subject to the Scheme of Arrangement; (2) allow XL-Bermuda to transfer to itself, or to any person on its behalf, any ordinary shares allotted or issued to any person in XL-Ireland on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of XL-Ireland that are not subject to the Scheme of Arrangement; (3) allow XL-Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (2) above; and (4) disapply rights of pre-emption to ordinary shares in XL-Ireland allotted or issued pursuant to the Scheme of Arrangement.
Required Vote
The Ireland Articles Amendment Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Effect of Proposal
The amendment of the articles of association of XL-Ireland to (1) provide that the allotment or issue of all ordinary shares in XL-Ireland on or after the amendment to the articles of association and before the Cancellation Record Time will be subject to the Scheme of Arrangement; (2) allow XL-Bermuda to transfer to itself, or to any person on its behalf, any ordinary shares allotted or issued to any person in XL-Ireland on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of XL-Ireland that are not subject to the Scheme of Arrangement; (3) allow XL-Ireland to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (2) above; and (4) disapply rights of pre-emption to ordinary shares in XL-Ireland allotted or issued pursuant to the Scheme of Arrangement is a prerequisite step to the completion of the Scheme of Arrangement. If the Ireland Articles Amendment Proposal is not approved, the Scheme of Arrangement cannot be completed.
Board Recommendation
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Ireland Articles Amendment Proposal.
Resolution
“THAT, with effect from the passing of this resolution, the Articles of Association of the Company be amended by adding the following new Article 124:
“124   SCHEME OF ARRANGEMENT
(a)
In these Articles, the Scheme means the scheme of arrangement between the Company and the holders of the ordinary shares dated [•], 2016 under Sections 449 to 455 of the Companies Act 2014 in its original form or with or subject to any modifications, additions or conditions as may be approved or imposed by the Court and expressions defined in the Scheme and (if not so defined) in the document constituting the scheme circular circulated with the Scheme under Section 452 of the Companies Act 2014 shall have the same meanings in this Article.

(b)
Notwithstanding any other provisions of these Articles, if the Company allots and issues any Ordinary Shares (other than to XL Group Ltd or its nominees) on or after the adoption of this Article and prior to the Cancellation Record Time such Ordinary Shares shall be allotted and issued subject to the terms of the Scheme and the holder or holders of those Ordinary Shares shall be bound by the Scheme accordingly.

(c)
Notwithstanding any other provision of these Articles, if any new Ordinary Shares are allotted or issued to any person (a “new member”) (other than under the Scheme or to XL Group Ltd or its nominees) (i) on or after the Cancellation Record Time or (ii) otherwise, after the adoption of this Article in any circumstances in which neither the Scheme nor Article 124(b) above applies, XL Group Ltd may, provided that the Scheme has become effective, have such Ordinary Shares transferred immediately, free of all encumbrances, to XL Group Ltd and/or its nominee(s) in consideration of the issue by XL Group Ltd to the new member of the number of common shares of US$0.01 each in the capital of XL Group Ltd to which the new member would have been entitled under the Scheme had such Ordinary Shares transferred to XL Group Ltd hereunder been Cancellation Shares at the Cancellation Record Time.

(d)
In order to give effect to any such transfer required by this Article 124, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney for, the new member in favour of XL Group Ltd and/or its nominee(s). Pending the registration of XL Group Ltd as a holder of any Ordinary Share to be transferred under this Article 124, the new member shall not be entitled to exercise any rights attaching to any such Ordinary Share unless so agreed by XL Group Ltd and XL Group Ltd shall be irrevocably empowered to appoint a person nominated by the Directors of XL Group Ltd to act as attorney or agent on behalf of any holder or holders of that Ordinary Share in accordance with any directions XL Group Ltd may give in relation to any dealings with or disposal of that Ordinary Share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder or holders of that Ordinary Share must exercise all rights attaching to it in accordance with the directions of XL Group Ltd. The Company shall not be obliged to issue a certificate to the new member for any such Ordinary Share.

(e)
No right of pre-emption granted to any holder or holders of Ordinary Shares nor to any other person whatsoever shall apply to the allotment or issue of Ordinary Shares pursuant to the Scheme of Arrangement.””

PROPOSAL NUMBER NINE: THE BERMUDA BYE-LAW AMENDMENT
THRESHOLD PROPOSAL
Holders of XL-Ireland ordinary shares are being asked to approve, as prospective shareholders of XL-Bermuda, proposed bye-law 90 of XL-Bermuda that will require that any amendment to the bye-laws of XL-Bermuda must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL-Bermuda has unanimously approved the proposed amendment, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting. The full text of the proposed bye-law 90 is set forth in Annex C.
Required Vote
In order to approve the Bermuda Bye-Law Amendment Threshold Proposal, we must obtain the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Effect of Proposal
Currently, under Irish law and XL-Ireland’s articles of association, amendments to XL-Ireland’s articles of association require a special resolution. This requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy or a written resolution signed by the holders of not less than 75% of the XL-Ireland ordinary shares, provided that all of the holders of XL-Ireland ordinary shares have been circulated with the proposed text of the resolution and explanation of its main purpose. Bermuda law permits a reduction of this threshold and XL-Ireland’s Board of Directors believes that it would be in the interests of shareholders to reduce the required approval threshold for an amendment to XL-Bermuda’s bye-laws where XL-Bermuda’s Board of Directors has unanimously approved such amendment.
If the Bermuda Bye-Law Amendment Threshold Proposal is not approved, then bye-law 90 of XL-Bermuda as set forth on Annex C will instead provide that any amendment to the bye-laws of XL-Bermuda must be approved by 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting, which would mirror the current voting requirements under Irish law and XL-Ireland’s articles of association.
Board Recommendation
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Bermuda Bye-Law Amendment Threshold Proposal.
Resolution
“THAT, upon the effectiveness of the Scheme of Arrangement bye-law 90 of XL Group Ltd will read immediately prior to the effective time of the Scheme of Arrangement as follows:
“90   Alteration of Bye-laws
No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by (1) seventy-five percent (75%) of the votes cast by Members present or represented by proxy and voting at a general meeting or (2) if the Board has unanimously approved the proposal, a majority of votes cast by Members present or represented by proxy and voting at such general meeting.””

PROPOSAL NUMBER TEN: THE BERMUDA MERGER AND AMALGAMATION
THRESHOLD PROPOSAL
Holders of XL-Ireland ordinary shares are being asked to approve, as prospective shareholders of XL-Bermuda, proposed bye-law 92 of XL-Bermuda that will require that any merger or amalgamation involving XL-Bermuda must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL-Bermuda has unanimously approved the proposal, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting. The full text of the proposed bye-law 92 is set forth in Annex C.
Required Vote
In order to approve the Bermuda Merger and Amalgamation Threshold Proposal, we must obtain the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Effect of Proposal
Currently, under Irish law, in most cases, mergers and amalgamations involving XL-Ireland require a special resolution. This requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at a general meeting or as a written resolution signed by the holders of not less than 75% of the XL-Ireland ordinary shares, provided that all of the holders of XL-Ireland ordinary shares have been circulated with the proposed text of the resolution and explanation of its main purpose. Bermuda law permits a reduction of this threshold and XL-Ireland’s Board of Directors believes that it would be in the interests of shareholders to reduce the required approval threshold for mergers and amalgamations involving XL-Bermuda following the Effective Time where XL-Bermuda’s Board of Directors unanimously supports the transaction.
If the Bermuda Merger and Amalgamation Threshold Proposal is not approved, then bye-law 92 of XL-Bermuda as set forth on Annex C will instead provide that any merger or amalgamation involving XL-Bermuda must be approved by 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting, which would mirror the current voting requirements under Irish law.
Board Recommendation
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Bermuda Merger and Amalgamation Threshold Proposal.
Resolution
“THAT, upon the effectiveness of the Scheme of Arrangement bye-law 92 of XL Group Ltd will read immediately prior to the effective time of the Scheme of Arrangement as follows:
“92   Member Vote to Approve an Amalgamation or Merger
A resolution proposed for consideration at a general meeting to approve the amalgamation or merger of the Company with any other company shall require the affirmative vote of  (i) seventy-five percent (75%) of votes cast by Members present or represented by proxy and voting at such general meeting or (ii) if the Board has unanimously approved the proposal, a majority of the votes cast by Members present or represented by proxy and voting at such general meeting. In each case the quorum for such general meeting shall be as set out in Bye-Law 39.””

PROPOSAL NUMBER ELEVEN: THE BERMUDA REPURCHASE RIGHT PROPOSAL
Holders of XL-Ireland ordinary shares are being asked to approve, as prospective shareholders of XL-Bermuda, proposed bye-laws 11(1)(b), 11(1)(c) and 11(2) of XL-Bermuda that will provide XL-Bermuda the option to purchase for fair market value all or part of the XL-Bermuda common shares held by a XL-Bermuda shareholder if the Board of Directors in its sole discretion determines that ownership of such by any shareholders may result in adverse tax, regulatory or legal consequences to XL-Bermuda or its subsidiaries or any other shareholder to the extent the Board of Directors, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences. The full text of proposed bye-law 11 is set forth in Annex C.
Required Vote
In order to approve the Bermuda Repurchase Right Proposal, we must obtain the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, in person or by proxy, at the extraordinary general meeting.
Please see “The Shareholder Meetings—Votes of Shareholders Required for Approval” for more information on the vote required.
Effect of Proposal
The ability of a company to repurchase shares to avoid adverse tax, regulatory or legal consequences to the company, any subsidiary or any shareholder is found in the organizational documents of many publicly traded Bermuda companies. The Bermuda Companies Act allows companies to have such a right, so long as the authorization is included in the company’s bye-laws.
XL-Ireland’s Board of Directors believes that it would be in the interests of shareholders to provide for such a right in XL-Bermuda’s bye-laws. XL-Bermuda, like XL-Ireland, will have subsidiaries and operations across the globe and so will be subject to a variety of regulatory, legal and tax regimes. In particular, XL-Ireland and its subsidiaries are subject to laws that may impose limitations on the direct or indirect ownership of their shares by individuals in certain jurisdictions. Bye-laws 11(1)(b), 11(1)(c) and 11(2) would provide flexibility for XL-Bermuda to avoid potential adverse tax, regulatory or legal consequences to XL-Bermuda or any subsidiary or shareholder thereof under such regimes if the Board of Directors, in its reasonable discretion, determines it necessary to avoid or cure such adverse consequences.
If the repurchase right is exercised, the shares will be repurchased by XL-Bermuda (or sold to a third party if XL-Bermuda assigns its purchase rights as provided in bye-law 11(1)(b), 11(1)(c) and 11(2)) at the Fair Market Value (as defined in the XL-Bermuda bye-laws). For so long as the NYSE is the primary securities exchange on which the XL-Bermuda common shares are traded, “Fair Market Value” will be the average closing sale price of the shares on the NYSE for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to the bye-laws. Section 11(2) of the bye-laws contains a restriction, waivable by the Board of Directors, on XL-Bermuda’s ability to exercise the rights under bye-law 11(1) if such transaction would result in any shareholder owning 10% or more of the outstanding shares or voting power of XL-Bermuda.
If the Bermuda Repurchase Right Proposal is not approved, then bye-law 11 of XL-Bermuda as set forth on Annex C will not include bye-laws 11(1)(b), 11(1)(c) and 11(2), which would be consistent with the current provision under the XL-Ireland articles of association.
Board Recommendation
Our Board unanimously recommends that our shareholders vote “FOR” approval of the Bermuda Repurchase Right Proposal.

Resolution
“THAT, upon the effectiveness of the Scheme of Arrangement bye-law 11 of XL Group Ltd will read immediately prior to the effective time of the Scheme of Arrangement as follows:
“11   Exercise of power to purchase shares of or discontinue the Company
(1)
Purchase of Common Shares

(a)
The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.

(b)
Subject to the Act, if the Board in its sole discretion determines that ownership of shares of the Company by any Member may result in adverse tax, regulatory or legal consequences to the Company, any Subsidiary of the Company or any other Member, the Company will have the option, but not the obligation, to purchase all or part of the shares of the Company held by such Member (to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences) for immediately available funds in an amount equal to the Fair Market Value of such shares on the Business Day immediately prior to the date the Company sends the Repurchase Notice referred to below (the “Repurchase Price”); provided, that the Board will use reasonable efforts to exercise this option equally among similarly situated Members (to the extent possible under the circumstances). In the event that the Company determines to purchase any such shares, the Company will be entitled to assign its purchase right to a third party or parties, including one or more of the other Members, with the consent of such assignee. Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member’s shares and, if so required by the Company, shall sell the number of shares of the Company that the Company requires it to sell.

(c)
In the event that the Company or its assignee(s) determines to purchase any such shares, the Company shall provide each Member concerned with written notice of such determination (a “Repurchase Notice”) at least seven (7) calendar days prior to such purchase or such shorter period as each such Member may authorise, specifying the date on which any such shares are to be purchased and the Repurchase Price. The Company may revoke the Repurchase Notice at any time before it (or its assignee(s)) pays for the shares. Neither the Company nor its assignee(s) shall be obligated to give general notice to the Members of any intention to purchase or the conclusion of any purchase of shares of the Company. The closing of any such purchase of shares of the Company shall be no less than seven (7) calendar days after receipt of the Repurchase Notice by the Member, unless such Member agrees to a shorter period, and payment of the Repurchase Price by the Company or its assignee(s) shall be by wire transfer or certified check.

(2)
Restrictions on repurchases of shares

If the Company purchases any shares pursuant to Bye-law 11(b), it shall do so only in a manner that the Board believes the consummation of such transaction would not have the effect of increasing the number of the Controlled Shares of any person to 10% or any higher percentage of any class of voting Shares or of the total issued Shares or of the voting power of the Company. Notwithstanding the foregoing, the Board, in its sole discretion and by unanimous consent of all of the Directors then in office, may waive the provisions of this Bye-law 11(2).
(3)
Power to discontinue the Company

The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.””

MATERIAL TAX CONSIDERATIONS RELATING TO THE TRANSACTION
This section contains a general discussion of certain material tax consequences to holders of XL-Ireland ordinary shares of  (1) the Transaction, (2) post-Transaction ownership and disposition of XL-Bermuda common shares and (3) post-Transaction operations of XL.
The discussion under the caption “—U.S. Federal Income Tax Considerations” addresses certain material U.S. federal income tax consequences to (1) XL-Ireland and XL-Bermuda of the Transaction and post-Transaction operations, and (2) U.S. holders and non-U.S. holders (each as defined below) of exchanging XL-Ireland ordinary shares for XL-Bermuda common shares in the Transaction and owning and disposing of XL-Bermuda common shares received in the Transaction.
The discussion under the caption “—Bermuda Tax Considerations” addresses certain material Bermuda tax consequences to shareholders of the Transaction and of ownership and disposition of the XL-Bermuda common shares.
The discussion under the caption “—Irish Tax Considerations” addresses certain material Irish tax consequences of the Transaction for shareholders of the Transaction.
The discussion under the caption “—United Kingdom Tax Considerations” addresses certain material United Kingdom tax consequences to holders of XL-Ireland ordinary shares of exchanging XL-Ireland ordinary shares for XL-Bermuda common shares in the Transaction and owning and disposing of XL-Bermuda common shares received in the Transaction.
The below discussion applies to the shareholders who receive XL-Bermuda common shares through the Scheme of Arrangement. The discussion is not a substitute for an individual analysis of the tax consequences of the Transaction, post-Transaction ownership and disposition of XL-Bermuda common shares or post-Transaction operations of XL. You should consult your own tax advisors regarding the particular U.S. (federal, state and local), Bermuda, Irish, United Kingdom and other non-U.S. tax consequences of these matters in light of your particular situation.
U.S. Federal Income Tax Considerations
Scope of Discussion
This discussion generally does not address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or listing of all potential tax consequences of the Transaction or of holding and disposing of XL-Bermuda common shares and does not address all tax considerations that may be relevant to XL-Ireland shareholders. In particular, the below discussion addresses tax consequences to holders who hold their XL-Ireland ordinary shares, and who will hold their XL-Bermuda common shares, solely as capital assets, which generally means as property held for investment. The below discussion does not address any tax consequences to XL-Ireland or XL-Bermuda shareholders, as applicable, who, for U.S. federal tax purposes, are subject to special rules, such as:
•
banks, financial institutions or insurance companies;

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tax-exempt entities;

•
persons who hold shares as part of a straddle, hedge, integrated transaction or conversion transaction;

•
persons who have been, but are no longer, citizens or residents of the United States;

•
persons holding shares through a partnership or other fiscally transparent person;

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dealers or traders in securities, commodities or currencies;

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grantor trusts;

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persons subject to the alternative minimum tax;

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U.S. persons whose “functional currency” is not the U.S. dollar;

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regulated investment companies and real estate investment trusts;

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persons whose XL-Ireland ordinary shares constitute “Section 306 stock” (as defined in the Code);

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persons who received the XL-Ireland ordinary shares through exercise of employee share options or otherwise as compensation or through a tax qualified retirement plan;

•
persons who, at any time within the five-year period ending on the date of the Transaction, have owned (directly, indirectly or through attribution) 10% or more of the total combined voting power of all classes of shares of XL-Ireland entitled to vote; or

•
persons who, immediately after the Transaction, will own (directly, indirectly or through attribution) 10% or more of the total combined voting power of all classes of shares of XL-Bermuda entitled to vote.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the Treasury regulations promulgated thereunder, which we refer to as the “Treasury Regulations,” judicial and administrative interpretations thereof and the Convention Between the Government of the United States of America and the Government of the United Kingdom of Great Britain and Northern Ireland (on behalf of the Government of Bermuda) relating to the Taxation of Insurance Enterprises and Mutual Assistance in Tax Matters, which we refer to as, the “Bermuda-U.S. Tax Treaty,” in each case as in effect and available on the date of this proxy statement. All of the foregoing are subject to change, which change could apply with retroactive effect and could affect the tax consequences described in this proxy statement. The discussion assumes, as is the case under current law, that XL-Ireland and XL-Bermuda are treated as foreign persons for U.S. federal tax purposes and will be so treated as of and after the Effective Time (except to the extent XL-Ireland liquidates as previously mentioned herein). Neither XL-Ireland nor XL-Bermuda will request a ruling from the United States Internal Revenue Service, which we refer to as the “IRS,” as to the U.S. federal tax consequences of the Transaction, post-Transaction ownership and disposition of XL-Bermuda common shares or any other matter. There can be no assurance that the IRS will not challenge any of the U.S. federal tax consequences described below.
For purposes of this discussion, a “U.S. holder” is a beneficial owner of XL-Ireland ordinary shares or, after the completion of the Transaction, XL-Bermuda common shares, that for U.S. federal income tax purposes is:
•
an individual citizen or resident alien of the United States;

•
a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust, if such trust validly has elected to be treated as a U.S. person for U.S. federal income tax purposes or if  (1) a U.S. court can exercise primary supervision over its administration and (2) one or more U.S. persons have the authority to control all of the substantial decisions of the trust.

A “non-U.S. holder” is a beneficial owner of XL-Ireland ordinary shares or, after the completion of the Transaction, XL-Bermuda common shares, other than a U.S. holder or an entity or arrangement treated as a partnership for U.S. federal income tax purposes, which we refer to as a “Partnership.” If a Partnership is a beneficial owner of XL-Ireland ordinary shares or XL-Bermuda common shares, the tax treatment of a partner in that Partnership will generally depend on the status of the partner and the activities of the Partnership. Holders of XL-Ireland ordinary shares or XL-Bermuda common shares that are Partnerships and partners in such Partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Transaction and the ownership and disposition of XL-Bermuda common shares. For purposes of this tax discussion, “holder” or “shareholder” means either a U.S. holder or a non-U.S. holder or both, as the context may require.
Material U.S. Tax Consequences of the Transaction
XL-Ireland and XL-Bermuda.   Neither XL-Ireland nor XL-Bermuda should be subject to U.S. federal income tax as a result of the Transaction. Taking into account the actual liquidation of XL-Ireland, the

Transaction should qualify as a Section 368(a)(1)(F) reorganization and the below discussion describes the general consequences to U.S. holders and non-U.S. holders of the Transaction qualifying as a Section 368(a)(1)(F) reorganization.
U.S. Holders.   A U.S. holder who receives XL-Bermuda common shares in the Transaction should not recognize any gain or loss solely as a result of the Transaction. The tax basis of the XL-Bermuda common shares received in exchange for XL-Ireland ordinary shares will be equal to the basis of the XL-Ireland ordinary shares exchanged. U.S. holders whose tax basis in their XL-Ireland ordinary shares exceeds the fair market value of such shares at the time of the Transaction will carry over the tax basis (and thus the inherent “loss”) of their XL-Ireland ordinary shares to their XL-Bermuda common shares. Thus, subject to any subsequent changes in the fair market value of the XL-Bermuda common shares, any loss will be preserved. The holding period for the XL-Bermuda common shares received in the Transaction will include the holding period for the XL-Ireland ordinary shares surrendered in the Transaction. Under applicable Treasury Regulations, a U.S. holder should not be required to file a “gain recognition agreement,” with the IRS solely as a result of the Transaction, even if such U.S. holder owns five percent or more of the XL-Bermuda common shares immediately after the Transaction. U.S. holders who hold their XL-Ireland ordinary shares with differing tax bases or holding periods are urged to consult their tax advisor with regard to identifying the tax bases and holding periods of the particular XL-Bermuda common shares received in the Transaction.
Non-U.S. Holders.   A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on gain realized, if any, on the receipt of XL-Bermuda common shares in exchange for their XL-Ireland ordinary shares.
Material U.S. Tax Considerations Post-Transaction to XL
U.S. Income and Branch Profits Tax.   A foreign corporation deemed to be engaged in the conduct of a trade or business in the U.S. will generally be subject to U.S. federal income tax, as well as a branch profits tax in certain circumstances, on its income which is treated as effectively connected with the conduct of that trade or business unless the corporation is entitled to relief under an applicable income tax treaty, as discussed below. Such tax, if imposed, would be based on effectively connected income computed in a manner generally analogous to that applied to the income of a U.S. corporation, except that a foreign corporation is entitled to deductions and credits only if it timely files a U.S. federal income tax return. Whether a trade or business is being conducted in the United States is an inherently factual determination. Because the Code, Treasury Regulations and court decisions fail to identify definitively activities that constitute being engaged in a trade or business in the United States, we cannot assure you that the IRS will not contend successfully that XL-Bermuda and/or certain of its non-U.S. subsidiaries are or will be engaged in a trade or business in the United States. XL-Ireland believes it and its non-U.S. subsidiaries have operated, and XL-Bermuda and its non-U.S. subsidiaries intend to continue to operate, in such a manner that they will not be considered to be conducting a trade or business within the United States for purposes of U.S. federal income taxation, except with regard to XL’s business conducted through Lloyd’s of London, which we refer to as, the “Lloyd’s Business,” which is governed by a negotiated closing agreement between the IRS and Lloyd’s of London, pursuant to which certain of XL’s income related to the Lloyd’s Business is subject to U.S. tax. XL-Ireland and certain of its non-U.S. subsidiaries have, and XL-Bermuda and certain of its non-U.S. subsidiaries intend, to file protective U.S. federal income tax returns on a timely basis in order to preserve the right to claim income tax deductions and credits if it is ever determined that they are subject to U.S. federal income tax.
A corporation resident in Bermuda generally will be entitled to the benefits of the Bermuda-U.S. Tax Treaty if the corporation: (1) is a “resident” of Bermuda as defined under the “Residence” article of the Bermuda-U.S. Tax Treaty, and (2) qualifies under the “limitation on benefits” provisions of the Bermuda-U.S. Tax Treaty. XL-Bermuda expects to be entitled to the benefits of the Bermuda-U.S. Tax Treaty applicable to business profit of an enterprise of insurance. Assuming XL-Bermuda is entitled to benefits under the Bermuda-U.S. Tax Treaty, it will not be subject to U.S. federal income tax on any business income found to be effectively connected with a U.S. insurance trade or business unless that insurance trade or business is conducted through a permanent establishment in the United States, and then only on income attributable to that permanent establishment. Whether business is being conducted in the

United States through a permanent establishment is an inherently factual determination. XL-Bermuda intends to continue to conduct its activities so as not to have a permanent establishment in the United States, although we cannot assure you that it will achieve this result.
Some of XL-Bermuda’s non-U.S. subsidiaries may be entitled to the benefits of a tax treaty with the United States and the country where those subsidiaries are resident. In those cases, the non-U.S. subsidiaries may have additional protections against U.S. taxation.
Foreign corporations also are subject to U.S. withholding tax at a rate of 30% of the gross amount of certain “fixed or determinable annual or periodical gains, profits and income” derived from sources within the United States (such as dividends and certain interest on investments), to the extent such amounts are not effectively connected with the foreign corporation’s conduct of a trade or business in the United States. The tax rate is subject to reduction by applicable treaties.
U.S. subsidiaries of XL-Bermuda are and will continue to be subject to taxation in the United States on their worldwide income at regular corporate rates.
Sections 482 and 845 of the Code give the IRS broad authority to reallocate income, deductions and credits from transactions (in the case of Section 845 of the Code, reinsurance transactions) between related parties. XL-Ireland believes that all agreements it or its subsidiaries entered into, and XL-Bermuda believes that all agreements it or its subsidiaries intend to enter into, whether with related or unrelated parties, are and will remain at arm’s-length. Nevertheless, no assurance can be given that the IRS will not assert its authority under Sections 482 or 845 of the Code in a manner that would increase the tax liability of XL-Bermuda’s U.S. subsidiaries.
The United States also imposes an excise tax on insurance and reinsurance premiums paid to foreign insurers or reinsurers with respect to risks located in the United States. The rate of tax applicable to premiums paid to XL-Bermuda’s Bermuda subsidiaries is 4% for direct, non-life insurance premiums and 1% for reinsurance and direct, life insurance premiums.
Post-Transaction Consequences to U.S. Holders
Receiving Distributions on XL-Bermuda Common Shares.   Subject to the discussion below under “—Special Rules—Controlled Foreign Corporations,” “—Special Rules—Related Person Insurance Income” and “—Special Rules—Passive Foreign Investment Company Provisions,” U.S. holders will be required to include in gross income the gross amount of any distribution received on the XL-Bermuda common shares to the extent that the distribution is paid out of XL-Bermuda’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes, which we refer to as a dividend. With respect to non-corporate U.S. holders, certain dividends received from a qualified foreign corporation will be subject to U.S. federal income tax at a reduced rate. As long as the XL-Bermuda common shares are listed on the NYSE (or certain other stock exchanges) and XL-Bermuda is not a passive foreign investment company, XL-Bermuda will be treated as a qualified foreign corporation for this purpose. This reduced rate will not be available in all situations, and U.S. holders should consult their own tax advisor regarding the application of the relevant rules to their particular circumstances. Dividends from XL-Bermuda will not be eligible for the dividends-received deduction under the Code, which is generally allowed to U.S. corporate shareholders on dividends received from certain domestic and foreign corporations.
Distributions in excess of the current and accumulated earnings and profits of XL-Bermuda will be applied first to reduce the U.S. holder’s tax basis in its XL-Bermuda common shares, and thereafter will constitute gain from the sale or exchange of such shares. In the case of a non-corporate U.S. holder, such “gain” is subject to a reduced U.S. federal income tax rate if the holder’s holding period for such XL-Bermuda common shares exceeds 12 months. Special rules not here described may apply to U.S. holders who do not have a uniform tax basis and holding period in all of their XL-Bermuda common shares, and any such U.S. holders are urged to consult their own tax advisor with regard to such rules.
Dispositions of XL-Bermuda Common Shares.   Subject to the discussion below under “—Repurchase of Common Shares by XL-Bermuda,” “—Special Rules—Related Person Insurance Income” and “—Special Rules—Passive Foreign Investment Company Provisions,” U.S. holders of XL-Bermuda common shares generally should recognize capital gain or loss for U.S. federal income tax purposes on the sale, exchange or other taxable disposition of XL-Bermuda common shares in an amount equal to the difference between the amount realized from such sale, exchange or other taxable disposition and the U.S. holders’ tax basis in such shares. In the case of a non-corporate U.S. holder, such gain may be subject to a reduced U.S. federal income tax rate if the holder’s holding period for such XL-Bermuda common shares exceeds 12 months. The deductibility of capital losses is subject to limitations.
Repurchase of Common Shares by XL-Bermuda.   A repurchase of ordinary shares by XL-Bermuda generally will be treated as a dividend to the extent of XL-Bermuda’s current and accumulated earnings and profits unless it satisfies one of the alternative tests under Section 302(b) of the Code to be treated as a sale or exchange, subject to the potential application of the CFC, RPII and PFIC rules as discussed in “—Post-Transaction—Special Rules” below. The tests for determining whether a repurchase of shares will qualify as a sale or exchange under Section 302(b) of the Code include whether a repurchase (i) is “substantially disproportionate,” (ii) constitutes a “complete termination of the holder’s stock interest” in XL-Bermuda or (iii) is “not essentially equivalent to a dividend,” each within the meaning of Section 302(b) of the Code. In determining whether any of the tests under Section 302(b) of the Code are met, including the tests mentioned in the preceding sentence, shares considered to be owned by the U.S. holder under certain constructive ownership rules, as well as shares actually owned, generally must be taken into account. Because the determination of whether any of the alternative tests of Section 302(b) of the Code is satisfied with respect to a particular U.S. holder will depend on the particular facts and circumstances at the time the determination is made, U.S. holders are advised to consult their own tax advisors to determine their tax treatment in light of their own particular circumstances.
Post-Transaction Consequences to Non-U.S. Holders
Consequences of Owning XL-Bermuda Common Shares.   A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on dividends from XL-Bermuda unless: (1) the dividends are effectively connected with the holder’s conduct of a trade or business in the United States (and, if a tax treaty applies, the dividends are attributable to a permanent establishment or fixed place of business maintained by the non-U.S. holder in the United States); or (2) such non-U.S. holder is subject to backup withholding.
Consequences of Disposing of XL-Bermuda Common Shares.   A non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on any gain recognized on the sale, exchange or other disposition of XL-Bermuda common shares unless: (1) such gain is effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States (and, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by the non-U.S. holder in the United States); (2) in the case of certain capital gains recognized by a non-U.S. holder that is an individual, such individual is present in the United States for 183 days or more during the taxable year in which the capital gain is recognized and certain other conditions are met; or (3) the non-U.S. holder is subject to backup withholding.
Post-Transaction—Special Rules
Classification of XL-Bermuda or its Non-U.S. Subsidiaries as Controlled Foreign Corporations.   In general, a foreign corporation is considered a controlled foreign corporation, which we refer to as “CFC,” if 10% U.S. Shareholders own (directly, indirectly through non-U.S. entities or by application of the constructive ownership rules of Section 958(b) of the Code (i.e., “constructively”)) more than 50% of the total combined voting power of all classes of voting stock of such foreign corporation, or more than 50% of the total value of all stock of such corporation. A “10% U.S. Shareholder” is a U.S. Person (as defined in Section 957(c) of the Code) who owns (directly, indirectly through non-U.S. entities or constructively) at least 10% of the total combined voting power of all classes of stock entitled to vote of the foreign corporation. Each 10% U.S. Shareholder of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during a taxable year and owns shares in that CFC directly or indirectly through foreign entities on the last day of the foreign corporation’s taxable year on which it is a CFC must include in its gross income for U.S. federal income tax purposes its pro rata share (based on its actual direct and indirect, through foreign entities, ownership) of the CFC’s “subpart F income,” even if the subpart F income is not distributed. Subpart F income generally includes, among other things, investment income such as dividends, interest and capital gains, and income from insuring risks located outside the insurer’s country of incorporation. For purposes of taking into account insurance income, a CFC also includes a foreign corporation in which more than 25% of the total combined voting power of all classes of stock (or more than 25% of the total value of the stock) is owned by 10% U.S. Shareholders on any day during the taxable year of such corporation, if certain premium tests are met. It is expected that all of the income of XL-Bermuda’s insurance and reinsurance subsidiaries in Bermuda, and a portion of the income of XL-Bermuda’s other non-U.S. insurance and reinsurance subsidiaries, would be considered subpart F income if such subsidiary were to be considered a CFC. In addition, a non-U.S. insurance subsidiary of XL-Bermuda may be considered a CFC under the RPII rules discussed below.
Due to the dispersion of XL-Bermuda’s share ownership among holders, the provisions in its articles of association that impose limitations on the concentration of voting power of its voting shares, and other factors, XL-Bermuda believes that no U.S. Person that owns ordinary shares in XL-Bermuda directly, indirectly through foreign entities or constructively should be subject to treatment after the Transaction as a 10% U.S. Shareholder of a CFC. These provisions of XL-Bermuda’s bye-laws are described in “Description of XL Group plc Share Capital.” We cannot assure you, however, that the IRS will not challenge the effectiveness of these provisions for purposes of preventing CFC and 10% U.S. Shareholder status and that a court will not sustain such challenge.
Related Person Insurance Income
Generally.   The CFC rules described above also apply (with certain modifications) to certain insurance companies that earn related person insurance income, which we refer to as “RPII.” For purposes of applying the CFC rules to foreign corporations that earn RPII, a foreign corporation will be treated as a CFC if RPII Shareholders collectively own (directly, indirectly through foreign entities or by application of the constructive ownership rules) 25% or more of the stock of the corporation by vote or value. The term “RPII Shareholder” means any U.S. Person (as defined in Section 957(c) of the Code) who owns, directly or indirectly through foreign entities, any amount (rather than stock possessing 10% or more of the total combined voting power) of the foreign corporation’s stock.
RPII is defined as any “insurance income” attributable to policies of insurance or reinsurance with respect to which the person (directly or indirectly) insured is a “RPII Shareholder” of the foreign corporation or a “related person” to such RPII Shareholder. In general, and subject to certain limitations, “insurance income” is income (including premium and investment income) attributable to the issuing of any insurance or reinsurance contract which would be taxed under the provisions of the Code relating to insurance companies if the income were the income of a domestic insurance company.
For purposes of the RPII rules, “related person” means someone who controls or is controlled by the RPII Shareholder or someone who is controlled by the same person or persons that control the RPII Shareholder. “Control” is measured by either more than 50% in value or more than 50% in voting power of stock, applying constructive ownership principles. A corporation’s pension plan is ordinarily not a “related person” with respect to the corporation unless the pension plan owns, directly or indirectly through the application of constructive ownership rules, more than 50%, measured by vote or value, of the stock of the corporation. In the case of a partnership, trust or estate, control means the ownership, directly or indirectly, of more than 50% (by value) of the beneficial interests in such partnership, estate or trust.
If none of the exceptions described below applies, each U.S. Person who owns ordinary shares in XL-Bermuda (and therefore, indirectly in its non-U.S. insurance subsidiaries) on the last day of the tax year in which a non-U.S. subsidiary is a CFC would be required to include in its gross income for U.S. federal income tax purposes its share of RPII of that non-U.S. subsidiary for the U.S. Person’s taxable year that includes the end of that non-U.S. subsidiary’s taxable year. This inclusion generally would be determined as if such RPII were distributed proportionately only to such U.S. Persons holding shares at that date. The inclusion would be limited to the current-year earnings and profits of that non-U.S. subsidiary reduced by the shareholder’s pro rata share, if any, of certain prior-year deficits in earnings and profits. Even if one or more of the exceptions to the RPII rules applies, the general CFC rules described earlier may still apply to require 10% U.S. Shareholders to include in income their pro rata share of RPII, among other things.
RPII Exceptions.   The special RPII rules described above will not apply to a non-U.S. subsidiary if (1) direct or indirect insureds and persons related to such insureds, whether or not U.S. Persons, own, at all times during that non-U.S. subsidiary’s taxable year directly or indirectly, less than 20% of the voting power and less than 20% of the value of the stock of that non-U.S. subsidiary, which we refer to as, the “20% Ownership Exception,” (2) RPII, determined on a gross basis, is less than 20% of that non-U.S. subsidiary’s gross insurance income for the taxable year, which we refer to as, the “20% Gross Income Exception,” (3) that non-U.S. subsidiary elects to be taxed on its RPII as if the RPII were effectively connected with the conduct of a U.S. trade or business and to waive all treaty benefits with respect to RPII and meets certain other requirements or (4) that non-U.S. subsidiary elects to be treated as a U.S. corporation for U.S. tax purposes. XL-Bermuda expects its non-U.S. subsidiaries will operate in a manner such that they will qualify for the 20% Gross Income Exception and the 20% Ownership Exception; no assurances, however, can be provided that XL-Bermuda’s non-U.S. subsidiaries will operate in such manner successfully or that the IRS will not make any assertions to the contrary.
Computation of RPII.   In order to determine how much RPII each of its non-U.S. insurance subsidiaries has earned in each taxable year, XL-Ireland may obtain, and XL-Bermuda may obtain and rely upon information from its insureds and reinsureds to determine whether any of the insureds, reinsureds or other persons related to such insureds or reinsureds own XL-Bermuda shares and are U.S. Persons. XL-Bermuda may not be able to determine whether any of the underlying insureds of the insurance companies to which its non-U.S. subsidiaries provides insurance or reinsurance are RPII shareholders or related persons to such shareholders. Consequently, XL-Bermuda may not be able to determine accurately the gross amount of RPII earned by its non-U.S. subsidiaries in a given taxable year. XL-Bermuda may also seek information from its shareholders to determine whether direct or indirect owners of XL-Bermuda’s common shares at the end of the year are U.S. Persons so that the RPII may be determined and apportioned among such persons. To the extent XL-Bermuda is unable to determine whether a direct or indirect owner of shares is a U.S. Person, XL-Bermuda may assume that such owner is not a U.S. Person, thereby increasing the per share RPII amount for all shareholders identified as U.S. Persons.
Uncertainty as to Application of RPII.   Treasury Regulations interpreting the RPII provisions of the Code exist only in proposed form. It is not certain whether these Treasury Regulations will be adopted in their proposed form or what changes might ultimately be made or whether any such changes, as well as any interpretation or application of the RPII rules by the IRS, the courts or otherwise, might have retroactive effect. Accordingly, the meaning of the RPII provisions and their application to XL-Bermuda is uncertain. These provisions include the grant of authority to the U.S. Treasury to prescribe “such regulations as may be necessary to carry out the purposes of this subsection, including . . . regulations preventing the avoidance of this subsection through cross insurance arrangements or otherwise.” In addition, we cannot assure you that the IRS will not challenge any determinations by XL-Bermuda as to the amount, if any, of RPII that should be includible in income or that the amounts of the RPII inclusions will not be subject to adjustment based upon subsequent IRS examination. U.S. holders should consult their tax advisors as to the effects of these uncertainties.
Basis Adjustments for RPII.   A U.S. shareholder’s tax basis in its XL-Bermuda common shares will be increased by the amount of any subpart F income that the shareholder includes in income, including any RPII included in income by an RPII shareholder. Any distributions made by XL-Bermuda out of previously taxed subpart F income, including RPII income, will be exempt from further U.S. income tax in the hands of the U.S. shareholder. The U.S. shareholder’s tax basis in its XL-Bermuda common shares will be reduced by the amount of any distributions that are excluded from income under this rule.
Information Reporting.   Under certain circumstances, U.S. Persons owning stock in a foreign corporation are required to file IRS Form 5471 with their U.S. federal income tax returns. Generally, information reporting on IRS Form 5471 is required with respect to (1) a person who is treated as an RPII Shareholder, and (2) certain 10% U.S. Shareholders. For any taxable year in which XL-Bermuda determines that the 20% Gross Income Exception and the 20% Ownership Exception do not apply, XL-Bermuda intends to mail to all U.S. Persons registered as holders of its ordinary shares IRS Form 5471, completed with information from XL-Bermuda, for attachment to the U.S. federal income tax returns of such shareholders.

Dispositions of Ordinary Shares and Code Section 1248.   Section 1248 of the Code provides that if a U.S. Person sells or exchanges stock in a foreign corporation and such person owned directly, indirectly through certain foreign entities or constructively 10% or more of the voting power of the corporation at any time during the five-year period ending on the date of disposition when the corporation was a CFC, any gain from the sale or exchange of the shares will be treated as a dividend to the extent of the CFC’s earnings and profits (determined under U.S. federal income tax principles) during the period that the shareholder held the shares and while the corporation was a CFC (with certain adjustments). A 10% U.S. Shareholder may in certain circumstances be required to report a disposition of shares of a CFC by attaching IRS Form 5471 to the U.S. federal income tax or information return that it would normally file for the taxable year in which the disposition occurs.
Section 1248 of the Code also applies to the sale or exchange of shares in a foreign corporation if the foreign corporation would be treated as a CFC for RPII purposes and would be taxed as an insurance company if it were a domestic corporation, regardless of whether the shareholder is a 10% U.S. Shareholder or whether the 20% Gross Income Exception or the 20% Ownership Exception applies. Existing Treasury Regulations do not address whether Section 1248 of the Code would apply if a foreign corporation is not a CFC but the foreign corporation has a subsidiary that is a CFC or that would be taxed as an insurance company if it were a domestic corporation. U.S. holders should consult their tax advisors regarding the effects of these rules on a disposition of shares.
Passive Foreign Investment Company Provisions
The treatment of U.S. holders of XL-Bermuda common shares in some cases could be materially different from that described above if, at any relevant time, XL-Ireland or XL-Bermuda were a passive foreign investment company, which we refer to as a “PFIC.”
For U.S. tax purposes, a foreign corporation will generally be classified as a PFIC for any taxable year if either (1) 75% or more of its gross income is “passive income” (as defined for U.S. federal income tax purposes) or (2) the average percentage of assets held by such corporation which produce passive income or which are held for the production of passive income is at least 50%. For purposes of applying the tests in the preceding sentence, a look-through rule applies and the foreign corporation is deemed to own its proportionate share of the assets, and to receive directly the proportionate share of the income, of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock. In addition, the PFIC statutory provisions also contain an express exception for income derived in the active conduct of an insurance business by a corporation that is predominantly engaged in an insurance business. This exception is intended to ensure that income derived by a bona fide insurance company is not treated as passive income, except to the extent such income is attributable to financial reserves in excess of the reasonable needs of the insurance business.
XL believes that it is not a PFIC, and has not been a PFIC in any prior taxable year. XL further believes that XL-Bermuda will not be a PFIC following the Transaction. The tests for determining PFIC status are applied annually and it is difficult to accurately predict future income and assets relevant to this determination. In addition, there are currently no Treasury Regulations regarding the application of the PFIC provisions to an insurance company and Treasury Regulations or pronouncements interpreting or clarifying these rules may be forthcoming. Accordingly, no assurance can be given that the IRS would not challenge this position or that a court would not sustain such challenge.
If XL-Bermuda should determine in the future that it is a PFIC, it will endeavor to so notify U.S. holders of XL-Bermuda common shares, although there can be no assurance that it will be able to do so in a timely and complete manner.
U.S. holders of XL-Bermuda common shares should consult their own tax advisor about the PFIC rules, including the availability of certain elections.
Information Reporting and Backup Withholding
U.S. holders that own at least five percent (of total voting power or total value) of XL-Ireland immediately before the Transaction will be required to file a Section 368(a) statement. Other information reporting could also apply to the Transaction. Shareholders of XL-Ireland should consult their own tax advisor about the information reporting requirements that could be applicable to the exchange of XL-Ireland ordinary shares for XL-Bermuda common shares in the Transaction.
Dividends on XL-Bermuda common shares paid within the United States or through certain U.S.-related intermediaries are subject to information reporting unless the holder is a corporation, other exempt recipient or non-U.S. holder who establishes such foreign status. Dividends subject to information reporting are subject to backup withholding (currently at a rate of 28%) unless the payee furnishes the payor with a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the payment of proceeds from a sale of XL-Bermuda common shares within the United States or through certain U.S.-related intermediaries. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the holder furnishes certain required information to the IRS on a timely basis.
If a U.S. holder of XL-Bermuda common shares does not provide us (or our paying agent) with the holder’s correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the IRS.
In order for a non-U.S. holder to not be subject to backup withholding tax on a subsequent disposition of XL-Bermuda common shares, or dividends paid on those shares, a non-U.S. holder may be required to provide a taxpayer identification number, certify the holder’s foreign status or otherwise establish an exemption.
Holders should consult their tax advisor regarding the application of information reporting and backup withholding to their particular situations.
THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH XL-IRELAND ORDINARY SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.
Bermuda Tax Considerations
Taxation of XL-Bermuda
At the date of this proxy statement, there is no Bermuda income, corporation or profits tax; withholding tax; capital gains tax; capital transfer tax; estate duty or inheritance tax payable by XL-Bermuda. XL-Bermuda will not be subject to stamp duty on the issue, transfer or redemption of the XL-Bermuda common shares.
XL-Bermuda has received an undertaking from the Minister of Finance of Bermuda under the Exempted Undertakings Tax Protection Act, 1966, as amended, that, in the event that there is enacted in Bermuda any legislation imposing (i) tax computed on profits or income, (ii) tax computed on any capital assets, gain or appreciation or (iii) any tax in the nature of estate duty or inheritance tax, such tax shall not until March 31, 2035 be applicable to XL-Bermuda or to any of its operations, XL-Bermuda common shares, debentures or other obligations except insofar as such tax applies to persons ordinarily resident in Bermuda and holding such XL-Bermuda common shares, debentures or other obligations of XL-Bermuda or any land leased or let to XL-Bermuda.
As an exempted company, XL-Bermuda will be liable to pay the Bermuda Government an annual government fee, which is based on the assessable capital of XL-Bermuda (i.e. the total of XL-Bermuda’s authorized share capital and the amount, if any, standing to the credit of XL-Bermuda’s share premium account).
Taxation of holders of XL-Bermuda common shares
At the date of this proxy statement, there is no Bermuda income, corporation or profits tax; withholding tax; capital gains tax; capital transfer tax; estate duty or inheritance tax payable by the holders of XL-Bermuda common shares, other than holders of XL-Bermuda common shares ordinarily resident in Bermuda.

Prospective purchasers should consult legal advisors in the countries of their citizenship, residence and domicile to determine the possible tax or other consequences of purchasing, holding and redeeming XL-Bermuda common shares under the laws of their respective jurisdictions.
Irish Tax Considerations
Scope of Discussion
The following discussion describes the material Irish tax consequences of the Scheme of Arrangement expected to be applicable to certain beneficial owners of XL-Ireland ordinary shares. The summary is based upon Irish tax laws and the practice of the Irish Revenue Commissioners in effect on the date of this proxy statement. Changes in law and/or administrative practice may result in alteration of the tax considerations described below. The summary does not constitute tax advice and is intended only as a general guide. Also it is not exhaustive and shareholders should consult their own tax advisors about the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions) of the transactions and of the acquisition, ownership and disposal of XL-Ireland ordinary shares. The summary applies only to shareholders who will own XL-Ireland ordinary shares as capital assets and does not apply to other categories of shareholders, such as dealers in securities, trustees, insurance companies, collective investment schemes, pension funds or shareholders who have, or who are deemed to have, acquired their XL-Ireland ordinary shares by virtue of an Irish office or employment (performed or carried on in Ireland).
Taxation of holders of XL-Ireland ordinary shares
The Scheme of Arrangement should not be treated as involving a distribution subject to Irish tax as income.
Irish Tax on Chargeable Gains
Holders of XL-Ireland ordinary shares who are neither resident nor ordinarily resident in Ireland for Irish tax purposes and do not hold their shares in connection with a trade carried on by such shareholders through an Irish branch or agency should not be within the charge to Irish capital gains tax or corporation tax on chargeable gains (“CGT”) on the disposal of their XL-Ireland ordinary shares, or on the receipt of XL-Bermuda common shares pursuant to the Scheme of Arrangement.
Holders of XL-Ireland ordinary shares that are residents or ordinarily residents in Ireland for Irish tax purposes or that hold their XL-Ireland ordinary shares in connection with a trade carried on by such persons through an Irish branch or agency will, subject to the availability of any exemptions and reliefs, generally be within the charge to CGT in relation to the disposal of XL-Ireland ordinary shares under the Scheme of Arrangement.
However, for the purposes of Irish CGT (i) the receipt of XL-Bermuda common shares pursuant to the Scheme of Arrangement should be treated as a reorganization of XL-Ireland’s share capital and (ii) the effect should be that the holding of XL-Bermuda common shares received pursuant to the Scheme of Arrangement should be treated as the same asset, acquired at the same time and for the same consideration, as the holding of XL-Ireland ordinary shares held by that shareholder immediately prior to the Scheme of Arrangement.
Stamp Duty
The rate of stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the price paid or the market value of the shares acquired, whichever is greater. Where Irish stamp duty arises it is generally a liability of the transferee.
The documents effecting the Scheme of Arrangement should not attract Irish stamp duty.
United Kingdom Tax Considerations
Scope of discussion
The following statements are only a general guide to the material United Kingdom (“UK”) tax consequences to holders of XL-Ireland ordinary shares of exchanging XL-Ireland ordinary shares for

XL-Bermuda common shares in the Transaction and owning and disposing of XL-Bermuda common shares received in the Transaction. They do not constitute legal or tax advice. They are based on UK tax legislation as applied in England and published practice of Her Majesty’s Revenue & Customs (“HMRC”) in force and effect at the date of this document, both of which are subject to change, possibly with retrospective effect.
These statements relate solely to holders of XL-Ireland ordinary shares or, after completion of the Transaction, XL-Bermuda common shares who are resident in the UK (and, in the case of individuals, resident and domiciled in the UK) for UK tax purposes and who are not resident for tax purposes in any other jurisdiction (“UK Holders”), unless expressly provided otherwise.
These statements relate solely to UK Holders who are the absolute beneficial owners of their XL-Ireland ordinary shares and XL-Bermuda common shares, who are beneficially entitled to the dividends thereon in circumstances where the dividends paid are regarded for UK tax purposes as that person’s own income (and not the income of some other person) and receive dividends otherwise than through an Individual Savings Account or Self-Invested Personal Pension, who hold their XL-Ireland ordinary shares and XL-Bermuda common shares as an investment and not as trading stock, who have not (and are not deemed to have) acquired their XL-Ireland ordinary shares and XL-Bermuda common shares by reason of an office or employment and to whom the spilt year treatment does not apply.
The statements below are not exhaustive and may not apply to certain classes of UK Holders such as (but not limited to) dealers in securities, broker dealers, insurance companies, collective investment schemes, tax exempt organizations, financial institutions, persons who hold their XL-Ireland ordinary shares or XL-Bermuda common shares as part of hedging or conversion transactions, persons subject to the remittance basis, persons connected with XL-Ireland or XL-Bermuda, persons who hold investments in any HMRC-approved arrangements or schemes, or persons who control or hold (either alone or together with one or more associated or connected persons) directly or indirectly, 10% or more of the shares and/or voting power of XL-Ireland or XL-Bermuda.
Material UK Tax Consequences of the Scheme of Arrangement to UK Holders
Taxation of income.   The Scheme of Arrangement should not be treated as involving a distribution subject to UK tax as income.
Taxation of Chargeable Gains.   It is expected that for the purposes of UK taxation of chargeable gains (“CGT”) the Scheme of Arrangement will be a scheme of reconstruction.
UK Holders that, either alone or together with persons connected with them, do not hold more than 5% of the shares in or debentures of XL-Ireland, should not be treated as having made a disposal of their XL-Ireland ordinary shares for CGT purposes. Instead, the “roll-over” treatment is expected to apply such that the XL-Bermuda common shares should be treated as the same asset as the XL-Ireland ordinary shares for CGT purposes, acquired at the same time and for the same consideration as those XL-Ireland ordinary shares.
UK Holders that, either alone or together with persons connected with them, hold more than 5% of the shares in or debenture of XL-Ireland, will be eligible for the “roll-over” treatment described above only if the Scheme of Arrangement is effected for bona fide commercial reasons and does not form part of a scheme or arrangements of which the main purpose, or one of the main purposes, is avoidance of liability to UK capital gains tax or corporation tax. If these conditions are not met, then such UK Holder will be treated as receiving XL-Bermuda common shares in consideration for the cancellation of the XL-Ireland ordinary shares and as having made a disposal of the XL-Ireland ordinary shares which may, depending on individual circumstances, give rise to a chargeable gain or allowable loss for CGT purposes. XL-Ireland has not applied to HMRC for clearance under Section 138 of the Taxation of Chargeable Gains Act 1992 that the Scheme of Arrangement is effected for bona fide commercial reasons and does not form part of such a scheme or arrangement. UK Holders who are in any doubt about their position should consult their own tax advisors.
Transactions in Securities.   UK Holders should note that clearances have not been sought under Section 748 of the Corporation Tax Act 2010 and Section 701 of the Income Tax Act 2007 that HMRC will not issue a counter-acting tax assessment under the transaction in securities rules in Sections 731 et seq. of the Corporation Tax Act 2010 and Sections 682 et seq. of the Income Tax Act 2007 in relation to the Scheme of Arrangement. UK Holders who are in any doubt about their position should consult their own tax advisors.
UK Stamp Duty and Stamp Duty Reserve Tax (“SDRT”).   No UK stamp duty or SDRT should be payable by UK Holders as a result of the cancellation of XL-Ireland ordinary shares and the issue of XL-Bermuda common shares under the Scheme of Arrangement.
Taxation of Dividends
Individuals.   UK Holders who are within the charge to UK income tax will generally be subject to UK income tax on dividends on the XL-Bermuda common shares. Such individuals should generally be entitled to a non-payable tax credit equal to one-ninth of the amount of the dividend declared. For such UK Holders that are eligible for this tax credit, the credit will have the effect of reducing the effective rate of UK income tax on the amount of the dividend declared to zero (for individuals who are subject to tax at the basic rate), 25% (for individuals subject to tax at the higher rate) and 30.56% (for individuals subject to tax at the additional rate).
Following announcements in the July 2015 Budget and the 2015 Autumn Statement and Spending Review, on 9 December 2015 the UK government published draft legislation for inclusion in the Finance Bill 2016 to change the taxation of dividend income, currently intended to take effect from 6 April 2016. The first change relates to the abolition of the dividend tax credit, which is to be replaced by a new tax-free dividend allowance of  £5,000 per year. The second change relates to the rates at which dividend income in excess of the tax-free allowance is to be taxed: (i) 7.5% for basic rate taxpayers; (ii) 32.5% for higher rate taxpayers; and (iii) 38.1% for additional rate taxpayers.
Corporation Tax Payers.   UK Holders who are within the charge to UK corporation tax will prima facie be subject to UK corporation tax on any dividends on the XL-Bermuda common shares unless the dividend falls within an exempt class and certain conditions for exemption are satisfied. The exemption is of wide application and such UK Holders should therefore in practice generally not be subject to UK corporation tax on the dividend, unless such UK Holders elect to be taxed on the dividend.
Disposals of XL-Bermuda common shares
Taxation of Chargeable Gains.   A disposal or deemed disposal of XL-Bermuda common shares may, depending on the particular circumstances of the UK Holder and subject to any available exemptions or reliefs, give rise to a chargeable gain or an allowable loss for CGT purposes.
Individuals.   An individual UK Holder whose total taxable gains and income in a given tax year, including any gains made on the disposal or deemed disposal of his XL-Bermuda common shares, is less than or equal to the upper limit of the income tax basic rate band applicable in respect of that tax year, referred to as, the band limit, will generally be subject to capital gains tax at a flat rate of 18% in respect of any gain arising on a disposal or deemed disposal of his XL-Bermuda common shares in that year.
An individual UK Holder whose total taxable gains and income in a given tax year, including any gains made on the disposal or deemed disposal of his XL-Bermuda common shares, is greater than the band limit will generally be subject to capital gains tax at a flat rate of 18% in respect of any gain arising on a disposal or deemed disposal of his XL-Bermuda common shares (to the extent that, when added to the holder’s other taxable gains and income in that tax year, the gain is less than or equal to the band limit) and at a flat rate of 28% in respect of the remainder of the gain arising on a disposal or deemed disposal of his XL-Bermuda common shares in that year.
No indexation allowance will be available to an individual UK Holder in respect of any disposal of XL-Bermuda common shares. However, each individual UK Holder has an annual exemption, such that capital gains tax is chargeable only on gains arising from all sources during the tax year in excess of this figure.
The annual exemption is £11,100 for the tax year 2015/2016.

Corporation Tax Payers.   For UK Holders within the charge to UK corporation tax an indexation allowance may be available to reduce any chargeable gain arising (but not to create or increase any allowable loss).
Temporary Non-Residents.   A holder of XL-Bermuda common shares who is an individual, who has ceased to be resident for tax purposes in the UK for a period of less than five years and who disposes of XL-Bermuda common shares during that period may be liable to pay for UK capital gains tax (subject to any available exemption or relief). If applicable, the tax charge will arise in the tax year that the individual returns to the UK.
UK Stamp Duty and SDRT
No UK stamp duty should be payable in respect of any instrument of transfer of the XL-Bermuda common shares provided that the instrument is not executed in the UK and does not relate to any property situate, or to any matter or thing done or to be done, in the UK.
No SDRT should be payable in respect of an agreement to transfer XL-Bermuda common shares or DDIs, provided that the XL-Bermuda common shares are not registered in a register maintained in the UK by or on behalf of XL-Bermuda or paired with shares issued by a body corporate incorporated in the UK and, in respect of DDIs, provided further that XL-Bermuda is not centrally managed and controlled in the UK and that the XL-Bermuda common shares are listed on a recognised stock exchange (within the meaning given by Section 1137(1) of the Corporation Tax Act 2010).

DESCRIPTION OF XL GROUP LTD SHARE CAPITAL
The following description of XL-Bermuda’s share capital is a summary. This summary is subject to the Bermuda Companies Act and to the complete text of XL-Bermuda’s memorandum of association and bye-laws (which will be adopted by XL-Bermuda substantially in the forms attached as Annexes B and C, respectively, prior to the Effective Time). We encourage you to read those laws and documents carefully. There are differences between XL-Ireland’s memorandum and articles of association and XL-Bermuda’s memorandum of association and bye-laws.
See “Comparison of Rights of Shareholders and Powers of the Board of Directors.” Except where otherwise indicated, the description below reflects XL-Bermuda’s memorandum of association and bye-laws substantially as those documents will be in effect upon consummation of the Transaction.
Capital Structure
Authorized Share Capital
The authorized share capital of XL-Bermuda is US$100 divided into 10,000 shares of par value US$0.01 each. The authorized share capital of XL-Bermuda as of immediately prior to the Transaction will be US$[•] divided into [•] shares of par value US$0.01 each.
XL-Bermuda’s bye-laws authorize the XL-Bermuda Board of Directors (the “XL-Bermuda Board”), without shareholder approval, but subject to the provisions of XL-Bermuda’s bye-laws, the limitations prescribed by law and without prejudice to any special rights previously conferred on holders of any existing class or series of shares of XL-Bermuda, to issue, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities which are convertible into or exchangeable for shares, at such time, for such consideration and on such terms and conditions as the XL-Bermuda Board may determine.
The XL-Bermuda Board is authorised, pursuant to XL-Bermuda’s bye-laws and without shareholder approval, but subject to the provisions of XL-Bermuda’s bye-laws, the limitations prescribed by law and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, to issue and allot non-voting common shares that do not entitle the holders thereof to voting rights.
XL-Bermuda’s bye-laws authorize the XL-Bermuda Board, without shareholder approval, but subject to the provisions of XL-Bermuda’s bye-laws, the limitations prescribed by law and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, to issue shares in one or more series and if it does so, may name and designate each series in such manner as it deems appropriate to reflect the particular rights and restrictions attached to that series.
Each such share will have attached to it such preferred, qualified or other special rights, privileges and conditions and be subject to such restrictions, whether in regard to dividend, return of capital, redemption, conversion into the XL-Bermuda common shares or voting or otherwise, as the XL-Bermuda Board may determine on or before its allotment.
Except as otherwise specified below, references to voting by shareholders of XL-Bermuda are references to voting by holders of shares entitled to attend and vote generally at general meetings of the shareholders of XL-Bermuda. Immediately after the Effective Time, the only such shares of XL-Bermuda issued and outstanding will be the XL-Bermuda common shares issued pursuant to the Scheme of Arrangement.
Issued Share Capital
Immediately prior to the Transaction, the issued share capital of XL-Bermuda will be US$0.01 shares divided into one (1) XL-Bermuda common share of par value US$0.01 per XL-Bermuda common share, which share will be held by XL-Ireland. At the Effective Time, the XL-Bermuda common share held by XL-Ireland will be purchased at nominal value by XL-Bermuda and thereby treated as cancelled in accordance with Section 42A of the Bermuda Companies Act. Also at the Effective Time, XL-Bermuda will issue a number of its common shares that is equal to the number of XL-Ireland ordinary shares outstanding prior to the Transaction.

XL-Bermuda shares issued pursuant to the Transaction will be credited as fully paid up and will be non-assessable.
Pre-emption Rights, Share Warrants and Share Options
Under Bermuda law, there are no statutory pre-emption rights and therefore, no shareholder of a Bermuda company has an automatic pre-emptive right to subscribe for additional issuances of a company’s shares unless, and to the extent that, such right is attached to a class of shares on issue or is otherwise expressly granted to the shareholder under the bye-laws of such company or under any contract between the shareholder and the company. XL-Bermuda’s bye-laws do not grant pre-emptive rights to shareholders.
XL-Bermuda’s bye-laws provide that the XL-Bermuda Board is authorized to issue share warrants and share options by a resolution of the XL-Bermuda Board and such share warrants and share options will be contractual obligations of XL-Bermuda.
XL-Bermuda will be subject to the rules of the NYSE requiring shareholder approval of certain share issuances.
Dividends
Under the bye-laws of XL-Bermuda and in accordance with the Bermuda Companies Act, the XL-Bermuda Board may from time to time declare dividends, or distributions out of contributed surplus, (either in cash or in specie, including in shares of XL-Bermuda) to be paid to the shareholders in proportion to the number of shares held by them, and in accordance with their rights and interests, including such interim dividends as appear to the XL-Bermuda Board to be justified by the position of XL-Bermuda.
XL-Bermuda’s bye-laws authorize the XL-Bermuda Board, in its discretion (but subject to any rights or restrictions at the time lawfully attached to any class or series of shares, and subject to XL-Bermuda’s bye-laws and the solvency requirements discussed below), to declare such dividends and determine that any dividend shall be paid in cash or wholly or partly in specie, in which case the XL-Bermuda Board may fix the value for distribution in specie of any assets.
XL-Bermuda’s bye-laws provide that no dividend or distribution payable by XL-Bermuda will bear interest against XL-Bermuda and the XL-Bermuda Board may deduct from any such dividend or distribution all sums of money (if any) presently payable by him or her to XL-Bermuda on account of calls or otherwise in respect of shares of XL-Bermuda. Any dividend, or distribution out of contributed surplus, unclaimed for a period of six years from the date of declaration of such dividend or distribution will be forfeited and will revert and belong to XL-Bermuda.
Under the Bermuda Companies Act, a company may not (i) declare a dividend; or (ii) make a distribution out of contributed surplus, if there are reasonable grounds for believing that: (x) the company is or would, after the payment, be unable to pay its liabilities as they become due; or (y) the realizable value of the company’s assets would thereby be less than its liabilities.
Under XL-Bermuda’s bye-laws, a majority of the XL-Bermuda Board may fix, in advance, a record date for determining the shareholders entitled to receive any dividend or distribution.
Repurchased and redeemed XL-Bermuda common shares may be cancelled or held as treasury shares in accordance with the Bermuda Companies Act and on such terms as the XL-Bermuda Board thinks fit.
There is no distinction between interim and final dividends in Bermuda as the declaration and payment of dividends is at the discretion of the XL-Bermuda Board. Once the XL-Bermuda Board declares a dividend, only then will the XL-Bermuda Board be obliged to pay the dividend to XL-Bermuda common shareholders, subject to the solvency requirements discussed above and any other conditions set by the XL-Bermuda Board. Directors must also consider that the dividend declaration is in the interests of XL-Bermuda.

Share Repurchases, Redemptions and Conversions
Repurchases and Redemptions by XL-Bermuda
Under XL-Bermuda’s bye-laws, the XL-Bermuda Board may exercise all of the powers of XL-Bermuda to purchase or acquire all or any part of its own shares at any price and upon such terms as the XL-Bermuda Board may in its discretion determine provided always that such acquisition is in accordance with the Bermuda Companies Act. Further XL-Bermuda may acquire its own shares as treasury shares in accordance with the Bermuda Companies Act and on such terms as the XL-Bermuda Board think fit. The Bermuda Companies Act prohibits XL-Bermuda from exercising the rights to attend and vote at a general meeting of XL-Bermuda that attach to any treasury shares acquired by XL-Bermuda.
XL-Bermuda must satisfy the solvency requirements under the Bermuda Companies Act if it is to purchase its shares and may not purchase its own shares if, on the date on which the purchase is to be effected, there are reasonable grounds for believing that XL-Bermuda is, or after the purchase would be, unable to pay its liabilities as they become due.
If Proposal Number Eleven is approved by shareholders, XL-Bermuda’s bye-laws will provide XL-Bermuda the option to purchase for fair market value all or part of the shares held by a XL-Bermuda shareholder if the XL-Bermuda Board in its sole discretion determines that ownership of shares of XL-Bermuda by any such shareholders may result in adverse tax, regulatory or legal consequences to XL-Bermuda or its subsidiaries or any other shareholder to the extent the XL-Bermuda Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences.
Existing Share Repurchase Program
The Board of Directors of XL-Ireland has previously authorized a program to repurchase up to $1 billion of the ordinary shares of XL-Ireland, under which there remained, as of  [•], 2016, authorization to repurchase up to $[•] million of the ordinary shares of XL-Ireland. Prior to the consummation of the Transaction, we expect the Board of Directors of XL-Bermuda to authorize the repurchase or redemption of XL-Bermuda shares by XL-Bermuda and subsidiaries of XL-Bermuda pursuant to the program, such that XL-Bermuda and its subsidiaries will be authorized to purchase or redeem shares in an aggregate amount approximately equal to the then-remaining authorization under the existing XL-Ireland share repurchase program.
Bonus Shares
Under XL-Bermuda’s bye-laws, the XL-Bermuda Board may capitalize any part of the amount standing to the credit of  (i) any of XL-Bermuda’s share premium or other reserve accounts or funds; or (ii) the profit and loss account or otherwise, available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata to XL-Bermuda’s shareholders.
Consolidation and Division; Subdivision
Under its bye-laws, XL-Bermuda may, by resolution of the XL-Bermuda shareholders passed by 50% or more of the votes cast at a meeting of shareholders, divide any or all of its share capital into shares of smaller nominal value than its existing shares (often referred to as a stock split) or consolidate any or all of its share capital into shares of larger nominal value than its existing shares (often referred to as a reverse stock split).
Reduction of Share Capital
XL-Bermuda may, by resolution of the XL-Bermuda shareholders and by publishing the intent to reduce its capital in a local newspaper, reduce its authorized but unissued share capital, or its issued share capital, in any way and on such terms as it sees fit, pursuant to the Bermuda Companies Act. Under the Bermuda Companies Act, a Bermuda company may agree in its bye-laws that no shareholder approval of such share capital reduction is required. However, for these purposes, XL-Bermuda’s bye-laws require 50% or more of the votes cast by XL-Bermuda shareholders at a meeting of shareholders to pass the resolution, provided, a reduction of issued share capital shall require the affirmative vote of 75% of votes cast by shareholders present or represented by proxy and voting at such general meeting. Where any such share capital reduction is carried out, XL-Bermuda must file a memorandum of share reduction of share capital with the Bermuda Registrar of Companies.
Voting
Subject to the rights, if any, of the holders of any series of preferred shares, if and when issued and subject to applicable law, each holder of XL-Bermuda common shares will be entitled to one vote per share and all voting rights will be vested in those holders of record on the applicable record date on all matters voted on by the XL-Bermuda shareholders. However, if, and for so long as, the votes conferred by the XL-Bermuda Controlled Shares (as defined below) of any person constitute 10% or more of the votes conferred by the issued shares of the company, the voting rights with respect to the XL-Bermuda Controlled Shares of such person will be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 10%, pursuant to a formula set forth in XL-Bermuda’s bye-laws. “XL-Bermuda Controlled Shares” of a person (as defined in XL-Bermuda’s bye-laws) include (1) all XL-Bermuda shares owned directly, indirectly or constructively by that person (within the meaning of Section 958 of the U.S. Internal Revenue Code of 1986, as amended) or (2) all XL-Bermuda shares owned directly, indirectly or constructively by that person or any “group” of which that person is a part, within the meaning of Section 13(d)(3) of the Exchange Act.
Holders of XL-Bermuda common shares will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors to the XL-Bermuda Board can elect 100% of the directors to the XL-Bermuda Board and the holders of the remaining shares will not be able to elect any directors to the XL-Bermuda Board.
Shareholder decisions are generally taken by resolution at general meetings. Resolutions generally require approval by a simple majority of the votes cast at the meeting or by such higher majority as set out in the bye-laws. Matters requiring more than a simple majority resolution as a matter of Bermuda statutory law include, among other things, entering into a scheme of arrangement (75%) and removing an auditor (66 2/3%).
Variation of Rights Attaching to a Class of Shares
Under the Bermuda Companies Act, the rights attaching to any class of shares may be varied by the consent of the holders of those issued shares at such threshold as set out in the bye-laws.
Variation of any special rights attached to any class of issued shares of XL-Bermuda must, in accordance with XL-Bermuda’s bye-laws, be approved by (i) the consent in writing of the holders of all of the issued and outstanding shares of that class; or (ii) with the sanction of a resolution passed by two-thirds (2/3) of the votes cast at a separate general meeting of the shareholders of the class at which meeting the necessary quorum must be two persons at least holding or representing by proxy one-third (1/3) of the issued shares of the class.
The rights conferred upon the shareholders of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.
In addition, where the rights attaching to any class of shares are varied in accordance with the relevant bye-laws, the holders of at least 10% of the issued shares of that class could apply to the Bermuda Court to have the variation cancelled.
Inspection of Books and Records
Pursuant to XL-Bermuda’s bye-laws, the XL-Bermuda Board is required to keep records of account at XL-Bermuda’s registered office for inspection by the directors. Where the records of account are held in a location outside of Bermuda, the directors are required to keep at XL-Bermuda’s office such records as will enable the directors to ascertain with reasonable accuracy the financial position of XL-Bermuda at the end of each three month period. The shareholders of XL-Bermuda have no right to inspect any accounting record or book or document of XL-Bermuda except as provided for by law or as authorized by the XL-Bermuda Board.
XL-Bermuda must also keep a register of shareholders at its registered office in Bermuda for inspection and the Secretary of XL-Bermuda is required to establish and maintain a register of directors and officers for public inspection as prescribed by the Bermuda Companies Act. As a Bermuda company whose shares will be listed on an appointed stock exchange (i.e. the NYSE), XL-Bermuda may, in addition to its register of members at its registered office, keep one or more branch registers in a location outside of Bermuda. However, such branch register(s) must be kept in the same manner in which the register of members in Bermuda must be kept.
Acquisitions
Amalgamations and Mergers
Under the Bermuda Companies Act, the amalgamation or merger of a Bermuda company with another company (wherever incorporated) (other than certain affiliated companies) requires, subject to the company’s bye-laws, the amalgamation or merger to be approved by the company’s board of directors and by its shareholders. The Bermuda Companies Act prescribes approval by 75% of shareholders but permits companies to reduce this in its bye-laws to a simple majority.
If Proposal Number Ten is approved by shareholders, the XL-Bermuda bye-laws will require that amalgamation or merger must be approved by (1) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (2) if the XL-Bermuda Board has unanimously approved the proposed amalgamation or merger, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.
If Proposal Number Ten is not approved by shareholders, the XL-Bermuda bye-laws will require that any amalgamation or merger must be approved by 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.
For purposes of approval of an amalgamation or merger, all shares, whether or not otherwise entitled to vote, carry the right to vote. Holders of a separate class of shares are entitled to a separate class vote if the rights of such class would be varied by virtue of the amalgamation or merger.
Schemes of Arrangement
Bermuda companies are able to apply to the Bermuda Supreme Court (the “Bermuda Court”) under Section 99 of the Bermuda Companies Act to obtain the Bermuda Court’s sanction of a proposed scheme of arrangement. Schemes may be transfer schemes or cancellation schemes but, unlike a transfer scheme, a cancellation scheme requires the company to pass a solvency test or obtain the agreement of all of its creditors to the scheme. In either case, dissenting shareholders do not have express statutory appraisal rights, but the Bermuda Court will only sanction a scheme if it is fair. Shares owned by the offeror can be voted to approve the scheme but the Bermuda Court will be concerned to see that the shareholders approving the scheme are fairly representative of the general body of shareholders.
Under the Bermuda Companies Act, any scheme must be approved by a majority in number representing three quarters in value of the shareholders present and voting either in person or by proxy at the requisite special general meeting. If there are dissenting shareholders who hold more than 10% of the shares, the Bermuda Court might be persuaded not to exercise its discretion to sanction the scheme on the ground that the scheme constitutes a takeover within Section 102 of the Bermuda Companies Act and requires a 90% acceptance.
A Bermuda company may effect a squeeze-out of a minority shareholder in a Bermuda company by way of a general offer followed by a squeeze-out under Section 102 of the Bermuda Companies Act. Broadly, if the offer is approved by the holders of 90% in value of the shares which are the subject of the offer, the offeror can compulsorily acquire the shares of dissenting shareholders. Shares owned by the offeror or its subsidiaries or their nominees at the date of the offer do not, however, count towards the 90%. If the offeror or any of its subsidiaries or any nominee of the offeror, or any of its subsidiaries together already own more than 10% of the shares in the subject company at the date of the offer, the offeror must offer the same terms to all holders of the same class and the holders who accept the offer, besides holding not less than 90% in value of the shares, must also represent no less than 75% in number of the holders of those shares, although the additional restrictions should not apply if the offer is made by a subsidiary of a parent (where the subsidiary does not own more than 10% of the shares of the subject company) even where the parent owns more than 10% of the shares of the subject company, provided that the subsidiary and the parent are not nominees.
The 90% acceptance must be obtained within four months after the making of the offer and, once obtained, the compulsory acquisition may be commenced within two months of the acquisition of the 90%. Dissenting shareholders do not have express appraisal rights but are entitled to seek relief  (within one month of the compulsory acquisition notice) from the Bermuda Court which has power to make such orders as it thinks fit.
There is an alternative squeeze-out mechanism exercisable by the holders of 95% or more of the shares or any class of shares serving notice on the remaining shareholders or class of shareholders under Section 103 of the Bermuda Companies Act. Dissenting shareholders have a right to apply to the Bermuda Court within one month of the compulsory acquisition notice to have the value of their shares appraised by the Bermuda Court, but these appraisal rights differ from the appraisal rights in a merger, in that under Section 103 of the Bermuda Companies Act, if one dissenting shareholder applies to court and is successful in obtaining a higher valuation, that valuation must be paid to all shareholders being squeezed out.
Appraisal Rights
Under the Bermuda Companies Act, a dissenting shareholder of an amalgamating or merging company who did not vote in favor of the amalgamation or merger and does not believe it has been offered fair value for its shares may within one month of the giving of the notice calling the meeting at which the amalgamation or merger was decided upon apply to the Bermuda Court to appraise the fair value of its shares. Where the Bermuda Court has appraised any such shares and the amalgamation or merger has not been consummated before the appraisal then, within one month of the Bermuda Court appraising the value of the shares, the company is entitled to either: (i) pay to the dissenting shareholder an amount equal to the value of its shares as appraised by the Bermuda Court; or (ii) terminate the amalgamation or merger agreement in accordance with the Bermuda Companies Act.
Where the Bermuda Court has appraised the fair value of any shares and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Bermuda Court appraising the value of the shares, if the amount (if any) paid to the dissenting shareholder for his or her shares is less than that appraised by the Bermuda Court, the amalgamated or surviving company must pay to such shareholder the difference between the amount paid to such shareholder and the value appraised by the Bermuda Court.
There is no right of appeal from an appraisal by the Bermuda Court. The costs of any application to the Bermuda Court to appraise the fair value of any shares will be allocated between the company and the shareholder in the discretion of the Bermuda Court.
Disclosure of Interests in Shares
Under Bermuda law, securities may be offered or sold in Bermuda only in compliance with provisions of the Investment Business Act 2003, the Exchange Control Act of 1972, and related regulations of Bermuda that regulate the sale of securities in Bermuda. In addition, specific permission is required from the BMA, pursuant to the provisions of the Exchange Control Act of 1972 and related regulations, for all issuances and transfers of securities of Bermuda companies, other than in cases where the BMA has granted a general permission. The BMA, in its policy dated June 1, 2005, provides that where any equity securities of a Bermuda company, which would include the XL-Bermuda common shares, are listed on an appointed stock exchange (the NYSE is deemed to be an appointed stock exchange under Bermuda law), general permission is given for the issue and subsequent transfer of any securities of such company from and/or to a non-resident of Bermuda, for as long as any equity securities of the company remain so listed.

In addition, persons or groups (within the meaning of the Exchange Act) beneficially owning 5% or more of XL-Bermuda common shares must comply with the reporting requirements under Regulation 13D-G of the Exchange Act.
Anti-Takeover Provisions
Bermuda law does not include any takeover regulations applicable to shareholders of Bermuda companies.
XL-Bermuda’s bye-laws provide that the XL-Bermuda Board must decline to register a transfer of shares if it appears to the XL-Bermuda Board that the effect of such transfer would be to increase the number of the XL-Bermuda Controlled Shares of any person to 10% or more of any class of voting shares of the total issued shares or of the voting power of XL-Bermuda.
Corporate Governance
XL-Bermuda’s bye-laws allocate authority over the management of XL-Bermuda to the XL-Bermuda Board who may exercise all the powers of XL-Bermuda (except those powers that are required by the Bermuda Companies Act and XL-Bermuda’s bye-laws to be exercised by the shareholders of XL-Bermuda). The XL-Bermuda Board may delegate management (including its powers, discretions and authorities) of XL-Bermuda to committees of the XL-Bermuda Board or to any company, firm or person or any fluctuating body of persons for such period and subject to such conditions as the XL-Bermuda Board may think fit. Regardless of any delegation, the XL-Bermuda directors cannot absolve themselves entirely of their responsibility by delegation to others.
Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Shareholders’ Suits” and “Comparison of Rights of Shareholders and Powers of the Board of Directors—Enforcement of Civil Liabilities Against Foreign Persons.”
Duration; Dissolution; Rights upon Liquidation
XL-Bermuda’s duration will be unlimited. XL-Bermuda may be dissolved at any time by way of either a shareholder’s voluntary winding up or a creditors’ voluntary winding up. In the case of a shareholder’s voluntary winding up, the company must be solvent and a special resolution of the shareholders is required. XL-Bermuda may also be dissolved by way of court order on the application of a creditor.
In the event of a voluntary or involuntary liquidation, dissolution or winding up of XL-Bermuda, the holders of XL-Bermuda common shares will be entitled to share equally in any of the assets available for distribution after XL-Bermuda has paid in full all of its debts and after the holders of all series of XL-Bermuda’s outstanding preferred shares, if any, have received their liquidation preferences in full.
The rights of the shareholders to a return of XL-Bermuda’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in XL-Bermuda’s bye-laws or the terms of any shares issued by the Board of Directors of XL-Bermuda from time to time. The holders of preference shares, in particular, may have the right to priority over common or other shareholders in a dissolution or winding up of XL-Bermuda.
Please see “Comparison of Rights of Shareholders and Powers of the Board of Directors—Rights upon Liquidation.”
No Share Certificates
It is not intended that XL-Bermuda will issue share certificates unless (1) certificates are required by law, any stock exchange, a recognized depository, any operator of any clearance or settlement system, or the terms of issue of any class or series of its shares, or (2) a holder of XL-Ireland shares in respect of which a certificate has been issued applies for share certificates evidencing ownership of XL-Bermuda shares received pursuant to the Transaction. See “Proposal Number One: The Scheme of Arrangement Proposal.”
Under the bye-laws of XL-Bermuda, holders of XL-Bermuda common shares will have no right to certificates for their shares, except on request. Holders’ rights to request certificates for shares are subject to any resolution of the Board of Directors of XL-Bermuda determining otherwise.

Stock Exchange Listing
If the Transaction becomes effective, the Transaction will not affect our stock exchange listing of the ordinary shares. We intend to make application for and expect that, immediately following the Effective Time, the XL-Bermuda common shares will be listed on the NYSE under the symbol “XL,” the same symbol under which the XL-Ireland ordinary shares are currently listed. XL-Bermuda common shares are also expected to be listed on the BSX following the Effective Time. We do not currently intend to list the XL-Ireland ordinary shares on any stock exchange other than those listed above.
No Sinking Fund
The XL-Bermuda common shares will have no sinking fund provisions.
No Liability for Further Calls or Assessments
The shares to be issued in the Transaction will be duly and validly issued pursuant to the Transaction, will be credited as fully paid up and will be non-assessable.
Transfer and Registration of Shares
The XL-Bermuda share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in XL-Bermuda. A shareholder of XL-Bermuda who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who will also hold such shares beneficially through the same depository or other nominee will not be registered in XL-Bermuda’s official share register, as the depository or other nominee will remain the record holder of such shares.
The XL-Bermuda Board of Directors may in its absolute discretion, and without providing a reason, refuse to register the transfer of a share which is not fully paid up.
The XL-Bermuda Board may also refuse to register a transfer unless the shares of XL-Bermuda are (i) listed on an appointed stock exchange (of which the NYSE is one) or (ii) (A) a duly executed instrument of transfer is provided to XL-Bermuda or XL-Bermuda’s transfer agent accompanied by the certificate (if any has been issued) in respect of the shares to which it relates and by such other evidence as the XL-Bermuda Board may reasonably require to show the right of the transferor to make the transfer, (B) the instrument of transfer is only in respect of one class of shares, and (C) all applicable consents, authorizations, permissions or approvals of any governmental body or agency in Bermuda or any other applicable jurisdiction have been obtained (if required).
Among other things, the XL-Bermuda Board may also decline to register a transfer of shares unless a registration statement under the Securities Act is in effect with respect to the transfer or the transfer is exempt from registration. The registration of transfers may be suspended at such times and for such periods, not exceeding 30 days in any year, as the XL-Bermuda Board may from time to time determine (except as may be required by law). Further, XL-Bermuda’s bye-laws provide that the XL-Bermuda Board must decline to register a transfer of shares if it appears to the XL-Bermuda Board that the effect of such transfer would be to increase the number of the XL-Bermuda Controlled Shares of any person to 10% or more of any class of voting shares of the total issued shares or of the voting power of the company.
If the XL-Bermuda Board refuses to register a transfer of any share, it must send to the transferee notice of the refusal within thirty days after the date on which the instrument of transfer was lodged with XL-Bermuda.
Shares listed on an appointed stock exchange, such as the NYSE, may be transferred by any means permitted by the rules of such exchange.

COMPARISON OF RIGHTS OF SHAREHOLDERS AND
POWERS OF THE BOARD OF DIRECTORS
Your rights as a shareholder of XL-Ireland and the relative powers of XL-Ireland’s Board of Directors are governed by Irish law and XL-Ireland’s memorandum and articles of association. After the Transaction, you will be a XL-Bermuda shareholder, and your rights and the relative powers of XL-Bermuda’s Board of Directors will be governed by Bermuda law and XL-Bermuda’s memorandum of association and bye-laws.
Many of the principal attributes of the XL-Ireland ordinary shares and the XL-Bermuda common shares will be similar. However, there are differences between what your rights are under Irish law and what they will be after the Transaction under Bermuda law. In addition, there are differences between XL-Ireland’s memorandum and articles of association and XL-Bermuda’s memorandum of association and bye-laws.
The following discussion is a summary of certain changes in your rights resulting from the Transaction.
This summary does not cover all of the differences between Irish law and Bermuda law affecting companies and their shareholders or all of the differences between XL-Ireland’s memorandum and articles of association and XL-Bermuda’s memorandum of association and bye-laws. This summary is subject to the Bermuda Companies Act and the Irish Companies Act 2014, and to the complete text of XL-Ireland’s memorandum and articles of association, XL-Bermuda’s memorandum of association and bye-laws (which will be adopted by XL-Bermuda substantially in the forms attached as Annexes B and C, respectively, prior to the Effective Time). We encourage you to read those laws and documents carefully.
For information as to how you can obtain XL-Ireland’s memorandum and articles of association, please see “Where You Can Find More Information.” Except where otherwise indicated, the discussion of XL-Bermuda below reflects XL-Bermuda’s memorandum of association and bye-laws as those documents will be in effect upon consummation of the Transaction.
Provision	XL-Ireland	XL-Bermuda
Capital Structure
Authorized Share Capital	The authorized share capital of XL-Ireland is €40,000 divided into 40,000 subscriber shares with nominal value of €1 per share (which we refer to in this proxy statement as the “subscriber shares”) and US$9,999,900, divided into 500,000,000 ordinary shares with nominal of with US$0.01 per share (which we refer to in this proxy statement as the “XL-Ireland ordinary shares”), and 499,990,000 undesignated shares with nominal value of US$0.01 per share (which we refer to in this proxy statement as the “undesignated shares”).	The authorized share capital of XL-Bermuda is US$100 divided into 10,000 shares of par value US$0.01 each. The authorized share capital of XL-Bermuda as of immediately prior to the Transaction will be US$[•] divided into [•] shares of par value US$0.01 each.
Voting	Except as otherwise specified below, references to voting by shareholders of XL-Ireland are references to voting by holders of shares entitled to attend and vote generally at general meetings of the shareholders of XL-Ireland. The only such shares of XL-Ireland issued and outstanding are the XL-Ireland ordinary shares.
Except as otherwise specified below, references to voting by shareholders of XL-Bermuda are references to voting by holders of shares entitled to attend and vote generally at general meetings of the shareholders of XL-Bermuda. Note that shareholders of Bermuda companies are also referred to as “members”, and we use both terms interchangeably. Immediately after the Effective Time, the only such shares of XL-Bermuda issued and

Provision	XL-Ireland	XL-Bermuda
outstanding will be the XL-Bermuda common shares issued pursuant to the Scheme of Arrangement.
Increases in Authorized Share Capital	XL-Ireland has the authority, pursuant to its articles of association, to increase its authorized but unissued share capital by ordinary resolution by creating additional XL-Ireland shares of any class or series. An “ordinary resolution” of XL-Ireland requires more than 50% of the votes cast at a shareholders’ meeting by shareholders entitled to vote at that meeting.	XL-Bermuda has the authority, pursuant to its bye-laws, to increase its authorized but unissued share capital by resolution of the XL-Bermuda shareholders by creating additional XL-Bermuda shares of any class or series. XL-Bermuda’s bye-laws provide that a resolution for these purposes requires more than 50% of the votes cast at a shareholders’ meeting by shareholders entitled to vote at that meeting.
Issuance of Shares
As a matter of Irish law, the board of directors of a company may issue authorized but unissued new shares without shareholder approval once authorized to do so by the articles of association of the company or by an ordinary resolution adopted by the shareholders at a general meeting. The authority conferred can be granted for a maximum period of five years, at which point it must be renewed by the shareholders by an ordinary resolution.
Because of this requirement of Irish law, at the 2015 annual general meeting the shareholders approved an ordinary resolution to authorize the Board of Directors of XL-Ireland to issue new shares up to an aggregate nominal amount of  $846,880 (84,867,999) shares being the equivalent to approximately 33% of the aggregate nominal value of the issued ordinary share capital of XL-Ireland as of March 17, 2015 and this authority expires 18 months from the 2015 annual general meeting.
As a matter of Bermuda law, the board of directors of a company may issue authorized but unissued new shares without shareholder approval once authorized to do so by the bye-laws of the company. There is no time limit under Bermuda law restricting how long this authority may be granted for.
Undesignated Shares	XL-Ireland’s articles of association authorize its Board of Directors, without shareholder approval, to determine the terms of the undesignated shares issued by XL-Ireland. The XL-Ireland Board of Directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of that class or series of	XL-Bermuda’s bye-laws authorize the XL-Bermuda Board, without shareholder approval, but subject to the provisions of XL-Bermuda’s bye-laws, the limitations prescribed by law and without prejudice to any special rights previously conferred on holders of any existing class or series of shares of XL-Bermuda, to issue, allot, exchange or otherwise dispose of shares or options, warrants or other rights to

Provision	XL-Ireland	XL-Bermuda
shares, to provide from time to time for the issuance of ordinary shares or other classes or series of shares and to establish the characteristics of each such other class or series, including the number of shares and their preferred or deferred or other special rights and privileges or limitations, conditions and restrictions, whether in regard to dividends, voting, return of capital, conversion, redemption or otherwise.
purchase shares or securities which are convertible into or exchangeable for shares, at such time, for such consideration and on such terms and conditions as the XL-Bermuda Board may determine.
The XL-Bermuda Board is authorised, pursuant to XL-Bermuda’s bye-laws and without shareholder approval, but subject to the provisions of XL-Bermuda’s bye-laws, the limitations prescribed by law and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, to issue and allot non-voting common shares that do not entitle the holders thereof to voting rights.
XL-Bermuda’s bye-laws authorize the XL-Bermuda Board, without shareholder approval, but subject to the provisions of XL-Bermuda’s bye-laws, the limitations prescribed by law and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, to issue shares in one or more series and if it does so, may name and designate each series in such manner as it deems appropriate to reflect the particular rights and restrictions attached to that series.
Each such share will have attached to it such preferred, qualified or other special rights, privileges and conditions and be subject to such restrictions, whether in regard to dividend, return of capital, redemption, conversion into the XL-Bermuda common shares or voting or otherwise, as the XL-Bermuda Board may determine on or before its allotment.

Fractional Shares	Irish law does not recognize fractional shares held of record. Accordingly, XL-Ireland’s articles of association do not provide for the issuance of fractional XL-Ireland shares and the official register of XL-Ireland does not reflect any fractional shares. Whenever as a result of an alteration or reorganization of the share capital of XL-Ireland any shareholder would become entitled to fractions of a share, the Board of	Bermuda law recognizes fractional shares. Accordingly, the XL-Bermuda bye-laws authorize XL-Bermuda to issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares.

Provision	XL-Ireland	XL-Bermuda
Directors may, on behalf of those shareholders, sell the shares representing the fractions and distribute the proceeds of sale among those shareholders (or, if those proceeds are less than an amount fixed by the Board of Directors, retain them for the benefit of the company). This ability of the Board of Directors of XL-Ireland to dispose of fractional shares is required in order to comply with the Irish law prohibition on fractional shares held of record.
Issued Share Capital	The issued share capital of XL-Ireland as of the date of this proxy statement is $[•], consisting of [•] ordinary shares, with nominal value of US$0.01 per share.
Immediately prior to the Transaction, the issued share capital of XL-Bermuda will be US$0.01 divided into one (1) XL-Bermuda common share of par value US$0.01 per XL-Bermuda common share, which share will be held by XL-Ireland.
At the Effective Time, the XL-Bermuda common share held by XL-Ireland will be purchased at nominal value by XL-Bermuda, and thereby treated as cancelled, in accordance with Section 42A of the Bermuda Companies Act. Also at the Effective Time, XL-Bermuda will issue a number of its common shares that is equal to the number of XL-Ireland ordinary shares outstanding prior to the Transaction.

Reduction of Share Capital	XL-Ireland may, by ordinary resolution, reduce its authorized but unissued share capital. XL-Ireland also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel its issued share capital, any share premium account, any undenominated capital account or capital redemption reserve fund. A special resolution requires not less than 75% of the votes cast by XL-Ireland shareholders at a meeting of shareholders.	XL-Bermuda may, by resolution of the XL-Bermuda shareholders and by publishing the intent to reduce its capital in a local newspaper, reduce its authorized but unissued share capital, or its issued share capital, in any way and on such terms as it sees fit, pursuant to the Bermuda Companies Act. Under the Bermuda Companies Act, a Bermuda company may agree in its bye-laws that no shareholder approval of such share capital reduction is required. However, for these purposes, XL-Bermuda’s bye-laws require more than 50% of the votes cast by XL-Bermuda shareholders at a meeting of shareholders to pass the resolution, provided, a reduction of issued share capital shall require the affirmative vote of 75% of votes cast by members present or represented by proxy and voting at such general meeting. Where any such

Provision	XL-Ireland	XL-Bermuda
share capital reduction is carried out, XL-Bermuda must file a memorandum of share reduction of share capital with the Bermuda Registrar of Companies.
Pre-emption Rights, Share Warrants and Share Options
Under Irish law, certain statutory pre-emption rights apply automatically in favor of XL-Ireland ordinary shareholders when XL-Ireland shares are issued for cash. However, XL-Ireland opted out of these pre-emption rights in its articles of association as permitted under Irish law. Irish law requires this opt-out to be renewed at least every five years by a special resolution of the shareholders.
If the opt-out expires and is not renewed, shares issued for cash must be offered to pre-existing ordinary shareholders of XL-Ireland pro rata to their existing shareholding before the shares can be issued to any new shareholders or pre-existing shareholders in an amount greater than their pro rata entitlements. The statutory pre-emption rights:
•
generally do not apply where shares are issued for non-cash consideration;

•
do not apply to the issuance of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any dividend and capital distribution, which are sometimes referred to as non-participating shares); and

•
do not apply to the issuance of shares pursuant to certain employee compensation plans (the XL 1991 Performance Incentive Program and the XL Directors’ Stock and Option Plan both permit grants to non-employee directors, and while shares issuable to employees under these plans should be exempted, allotments to non-employee directors do not fit within this exception).

Under Bermuda law, there are no statutory pre-emption rights and therefore, no shareholder of a Bermuda company has an automatic pre-emptive right to subscribe for additional issuances of a company’s shares unless, and to the extent that, such right is attached to a class of shares on issue or is otherwise expressly granted to the shareholder under the bye-laws of such company or under any contract between the shareholder and the company. XL-Bermuda’s bye-laws do not grant pre-emptive rights to shareholders.

Provision	XL-Ireland	XL-Bermuda

•
The Irish Companies Act provides that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association or an ordinary resolution of shareholders. This authority can be granted for a maximum period of five years, after which it must be renewed by the shareholders by an ordinary resolution.

The articles of association of XL-Ireland provide that the Board of Directors of XL-Ireland is authorized to grant, upon such terms as the Board of Directors deems advisable, options to purchase (or commitments to issue at a future date) XL-Ireland shares of any class or series, and to cause warrants or other appropriate instruments evidencing such options or commitments to be issued. This authority under the articles was renewed at the 2015 annual general meeting and will lapse after 18 months from the date of the 2015 annual general meeting. Under the same 2015 shareholder authority, the Board of Directors may issue shares upon exercise of warrants or options or other commitments without further shareholder approval or authorization up to $846,880 (84,867,999) shares being equivalent to approximately 33% of the aggregate nominal value of the issued ordinary share capital of XL-Ireland as of March 17, 2015 and this authority expires 18 months from the 2015 annual general meeting. Statutory pre-emption rights will apply to the issuance of warrants and options issued by XL-Ireland unless an opt-out applies or shareholder approval for an opt-out is obtained in the same manner described directly above for XL-Ireland ordinary shares.
The Bermuda Companies Act provides that a Bermuda company may regulate in its bye-laws, among other things, the allotment and issue of warrants or options without shareholder approval once authorized to do so by the company’s bye-laws. There is no time limit under Bermuda law restricting how long this authority may be granted for.
XL-Bermuda’s bye-laws provide that the XL-Bermuda Board is authorized to issue share warrants and share options by a resolution of the XL-Bermuda Board and such share warrants and share options will be contractual obligations of XL-Bermuda.

	XL-Ireland is subject to the rules of the NYSE requiring shareholder approval of certain share issuances. The Irish Takeover Rules may be applicable in certain circumstances and can impact	XL-Bermuda will be subject to the rules of the NYSE requiring shareholder approval of certain share issuances. There is no takeover code in Bermuda equivalent to the Irish Takeover Rules.

Provision	XL-Ireland	XL-Bermuda
XL-Ireland’s ability to issue shares. Please see “Risk Factors.”
Dividends and Distributions
Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves, broadly, means the accumulated realized profits of XL-Ireland less accumulated realized losses of XL-Ireland on a standalone basis. In addition, no dividend or distribution may be made unless the net assets of XL-Ireland are not less than the aggregate of XL-Ireland’s share capital plus undistributable reserves and the distribution does not reduce XL-Ireland’s net assets below such aggregate.
Undistributable reserves include the share premium account, the capital redemption reserve fund and the amount by which XL-Ireland’s accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed XL-Ireland’s accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital.
Under Bermuda law, dividends may be made by the company out of its profits or other distributions may be made out of its contributed surplus (in each case, either in cash or in specie, including in shares of XL-Bermuda), to be paid to the shareholders in proportion to the number of shares held by them, and in accordance with their rights and interests, including such interim dividends as appear to the XL-Bermuda Board to be justified by the position of XL-Bermuda. For these purposes “contributed surplus” includes proceeds from donated shares, credits resulting from the redemption or conversion of shares at less than the amount set up as nominal capital and donations of cash and other assets to the company.
	The determination as to whether or not XL-Ireland has sufficient distributable reserves to fund a dividend must be made by reference to “relevant entity financial statements” of XL-Ireland. The “relevant entity financial statements” are either the last set of unconsolidated annual audited financial statements or unaudited financial statements prepared in accordance with the Irish Companies Act 2014, which give a “true and fair view” of XL-Ireland’s unconsolidated financial position in accordance with accepted accounting practice in Ireland. These “relevant entity financial statements” must be filed in the Companies Registration Office (the official public registry for companies in Ireland).	There is no requirement under Bermuda law to declare dividends, or declare distributions out of contributed surplus, by reference to any particular accounts or financial statements of XL-Bermuda.
	XL-Ireland’s articles of association authorize the Board of Directors of XL-Ireland to declare such dividends as	XL-Bermuda’s bye-laws authorize the XL-Bermuda Board, in its discretion (but subject to any rights or restrictions at the

Provision	XL-Ireland	XL-Bermuda

appear justified from the profits of XL-Ireland without the approval of the shareholders. The dividends can be declared and paid in the form of cash or non-cash assets, subject to applicable law. XL-Ireland may pay dividends in any currency but intends to do so in U.S. dollars. The Board of Directors of XL-Ireland may deduct from any dividend or other moneys payable to any shareholder all sums of money, if any, due from the shareholder to XL-Ireland in respect of shares of the company.
The Board of Directors of XL-Ireland is also authorized to issue shares in the future with preferred rights to participate in dividends declared by XL-Ireland. The holders of such preference shares may, depending on their terms, rank senior to the holders of the ordinary shares of XL-Ireland with respect to dividends.

time lawfully attached to any class or series of shares, and subject to XL-Bermuda’s bye-laws and the solvency requirements discussed below), to declare such dividends and determine that any dividend shall be paid in cash or wholly or partly in specie, in which case the XL-Bermuda Board may fix the value for distribution in specie of any assets. The XL-Bermuda Board may declare and pay dividends in any currency that the XL-Bermuda Board in its discretion shall choose.
XL-Bermuda’s bye-laws provide that no dividend or distribution payable by XL-Bermuda will bear interest against XL-Bermuda and the XL-Bermuda Board may deduct from any such dividend or distribution all sums of money (if any) presently payable by him or her to XL-Bermuda on account of calls or otherwise in respect of shares of XL-Bermuda. Any dividend, or distribution out of contributed surplus, unclaimed for a period of six years from the date of declaration of such dividend or distribution will be forfeited and will revert and belong to XL-Bermuda.
Under the Bermuda Companies Act, a company may not (i) declare a dividend; or (ii) make a distribution out of contributed surplus, if there are reasonable grounds for believing that: (x) the company is or would, after the payment, be unable to pay its liabilities as they become due; or (y) the realizable value of the company’s assets would thereby be less than its liabilities.
Under XL-Bermuda’s bye-laws, a majority of the XL-Bermuda Board may fix, in advance, a record date for determining the shareholders entitled to receive any dividend or distribution.
Before declaring any dividend or distribution, the XL-Bermuda Board may, from time to time, set aside out of the surplus or profits of XL-Bermuda, such amounts as it thinks proper as a reserve, to be used to meet contingencies or for equalizing dividends or for any other special or general purpose.

Provision	XL-Ireland	XL-Bermuda

There is no distinction between interim and final dividends in Bermuda as the declaration and payment of dividends is at the discretion of the XL-Bermuda Board. Once the XL-Bermuda Board declares and pays a dividend, only then will the XL-Bermuda Board be obliged to pay the dividend to XL-Bermuda common shareholders, subject to the solvency requirements discussed above and any other conditions set by the XL-Bermuda Board. Directors must also consider that the dividend declaration is in the interests of XL-Bermuda.

Share Repurchases, Redemptions and Conversions
Repurchases and Redemptions by XL-Ireland
Under Irish law and subject to certain restrictions, a company can issue redeemable shares and redeem or repurchase them out of distributable reserves (which are described above under “—Dividends”) or the proceeds of a new issue of shares made for that purpose. The issue or redemption of redeemable shares may only be made by XL-Ireland where the nominal value of the issued share capital that is not redeemable is at least 10% of the nominal value of the total issued share capital of XL-Ireland. No share may be redeemed unless it is fully paid up and the terms of redemption of the shares must provide for payment on redemption. Subject to certain limitations imposed by Irish law, shareholder approval will not be required to redeem XL-Ireland shares.
XL-Ireland’s articles of association provide that any ordinary share of XL-Ireland will be automatically converted into a redeemable share at the time of the existence or creation of an agreement, transaction or trade pursuant to which XL-Ireland acquires or will acquire its ordinary shares or an interest in its ordinary shares from a person, unless the ordinary shares are listed on a market recognized for the purposes of the Irish Companies Act and the Board

Repurchases and Redemptions by XL-Bermuda
Under Bermuda law and subject to certain restrictions, a company can issue redeemable shares and redeem them out of  (i) the capital paid up on the redeeming shares; or (ii) out of the funds of the company which would otherwise be available for dividends or distributions; or (iii) out of the proceeds of a fresh issue of shares made for the purpose of the redemption. Under the Bermuda Companies Act, a company limited by shares may, if authorized to do so by its memorandum of association or bye-laws, purchase its own shares.
Under XL-Bermuda’s bye-laws, the XL-Bermuda Board may exercise all of the powers of XL-Bermuda to purchase or acquire all or any part of its own shares at any price and upon such terms as the XL-Bermuda Board may in its discretion determine, provided always that such acquisition is in accordance with the Bermuda Companies Act. Further XL-Bermuda may acquire its own shares as treasury shares in accordance with the Bermuda Companies Act and on such terms as the XL-Bermuda Board think fit. The Bermuda Companies Act prohibits XL-Bermuda from exercising the rights to attend and vote at a general meeting of XL-Bermuda that attach to any treasury shares acquired by XL-Bermuda.

Provision	XL-Ireland	XL-Bermuda

of Directors of XL-Ireland determines to treat the acquisition as a purchase.
Accordingly, for Irish law purposes, it is intended that the repurchase of XL-Ireland ordinary shares can technically be consummated as a redemption of those shares as described in the preceding paragraph. If the articles of association of XL-Ireland did not contain such provisions, repurchases by XL-Ireland would be subject to many of the same rules that apply to purchases of XL-Ireland ordinary shares by subsidiaries described below under “—Purchases by Subsidiaries of XL-Ireland,” including the shareholder approval requirements described below and the requirement that any on-market purchases be consummated on a market recognized for the purposes of the Irish Companies Act. Except where otherwise noted, when we refer elsewhere in this proxy statement to repurchasing or buying back XL-Ireland shares, we are referring to the redemption of shares by XL-Ireland pursuant to such provision of the articles of association.
XL-Ireland’s articles of association also provide it with an additional general authority to purchase its own shares on-market that would take effect on substantially the same terms and be subject to substantially the same conditions applicable to purchases by XL-Ireland’s subsidiaries, as described below.

XL-Bermuda must satisfy the solvency requirements under the Bermuda Companies Act if it is to purchase its shares and may not purchase its own shares if, on the date on which the purchase is to be effected, there are reasonable grounds for believing that XL-Bermuda is, or after the purchase would be, unable to pay its liabilities as they become due.
If Proposal Number Eleven is approved by shareholders, XL-Bermuda’s bye-laws will provide XL-Bermuda the option to purchase for fair market value all or part of the shares held by a XL-Bermuda shareholder if the XL-Bermuda Board in its sole discretion determines that ownership of shares of XL-Bermuda by such shareholders may result in adverse tax, regulatory or legal consequences to XL-Bermuda or its subsidiaries or any other shareholder to the extent the XL-Bermuda Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences.

	The Board of Directors of XL-Ireland have the authority to issue preference or other classes or series of shares that may be redeemed at the option of either XL-Ireland or the holder, depending on the terms of such shares. Please see “—Capital Structure—Authorized Share Capital” above for additional information on preference shares.	The XL-Bermuda Board has the authority to issue preference or other classes or series of shares that may be redeemed at the option of either XL-Bermuda or the holder, depending on the terms of such shares.

Provision	XL-Ireland	XL-Bermuda
	Repurchased and redeemed XL-Ireland shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by XL-Ireland at any time must not exceed 10% of the nominal value of the company’s total issued share capital. While XL-Ireland holds shares as treasury shares, it cannot exercise any voting rights in respect of those shares and no dividend or other payment can be paid to XL-Ireland in respect of those shares. Treasury shares may be cancelled by XL-Ireland or re-issued subject to certain conditions.	Repurchased and redeemed XL-Bermuda common shares may be cancelled or held as treasury shares in accordance with the Bermuda Companies Act and on such terms as the XL-Bermuda Board thinks fit.
Purchases by Subsidiaries of XL-Ireland

Under Irish law, it may be permissible for a subsidiary to purchase XL-Ireland shares either on-market or off-market. In order for a subsidiary of XL-Ireland to make an on-market purchase of XL-Ireland’s shares, such shares must be purchased on a market recognized for the purposes of the Irish Companies Act such as the NYSE on which the XL-Ireland ordinary shares are listed.
A general authority of the shareholders of XL-Ireland is required to allow a subsidiary of XL-Ireland to make on-market purchases of XL-Ireland shares; however, as long as this general authority has been granted, no specific shareholder authority is required for a particular on-market purchase. This general authority must expire no later than five years after the date it was granted.
For an off-market purchase of XL-Ireland shares, the proposed purchase contract must be authorized by special resolution of the shareholders of XL-Ireland before the contract is entered into. The person whose shares are to be purchased cannot vote in favor of the special resolution and, for at least 21 days prior to the special resolution, the purchase contract must be on display or must be available for inspection by shareholders at the registered office of XL-Ireland.
There is no equivalent provision under Bermuda law.

Provision	XL-Ireland	XL-Bermuda

The number of XL-Ireland shares held by its subsidiaries at any time will count as treasury shares for the purposes of the permitted treasury share threshold of 10% of the nominal value of the issued share capital of XL-Ireland set by the Irish Companies Act. While a subsidiary holds XL-Ireland shares, it cannot exercise any voting rights in respect of those shares. The acquisition of XL-Ireland shares by a subsidiary must be funded out of distributable reserves of the subsidiary.

Bonus Shares	Under XL-Ireland’s articles of association, upon the recommendation of the Board of Directors of XL-Ireland, the shareholders by ordinary resolution may authorize the Board to capitalize any amount credited to any reserve (including the share premium account and the capital redemption reserve fund) or credited to the profit and loss account, and use such amount for the issuance to shareholders of shares as fully paid bonus shares on the same basis of entitlement as would apply in respect of a dividend distribution.	Under XL-Bermuda’s bye-laws, the XL-Bermuda Board may capitalize any part of the amount standing to the credit of (i) any of XL-Bermuda’s share premium or other reserve accounts or funds; or (ii) to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata to XL-Bermuda’s shareholders.
Financial Assistance	Under Irish law, there is a statutory prohibition on an Irish company giving financial assistance to another person for the purpose of the subscription or purchase of its own shares or the shares of its holding company.	Under Bermuda law, there is no statutory prohibition on a Bermuda company giving financial assistance to another person in order to purchase its own shares or the shares of its parent company.
Shareholder Approval of Business Combinations
There are a number of mechanisms for acquiring an Irish public limited company, including:
•
a court-approved scheme of arrangement under the Irish Companies Act 2014. A scheme of arrangement with one or more classes of shareholders requires a court order from the Irish High Court and the approval of: (1) more than 50% in number of the shareholders of each participating class or series voting on the scheme of arrangement, (2) representing

There are a number of mechanisms for acquiring a Bermuda limited company, including:
Schemes of Arrangement:
Bermuda companies are able to apply to the Bermuda Court under Section 99 of the Bermuda Companies Act to obtain the Court’s sanction of a proposed scheme of arrangement. Schemes may be transfer schemes or cancellation schemes but, unlike a transfer scheme, a cancellation scheme requires the company to pass a solvency test or obtain the

Provision	XL-Ireland	XL-Bermuda

75% or more by value of the shares of such participating class or series held by the shareholders voting on the scheme of arrangement, in each case at the relevant meeting or meetings. A scheme of arrangement, if authorized by the shareholders of each participating class or series and the court, is binding on all of the shareholders of each participating class or series. Shares held by the acquiring party are not excluded from the tally of a vote on the scheme, but such shares may be considered to belong to a separate class for the purposes of approving the scheme, in which case the acquiring party’s shares would not be voted for purposes of the separate class approval required from the remaining, non-acquiring shareholders;
•
through a tender offer by a third party. Where the holders of 80% or more in value of a class of XL-Ireland’s shares (excluding any shares already beneficially owned by the offeror) have accepted an offer for their shares in XL-Ireland, the remaining shareholders in that class may be statutorily required to also transfer their shares, unless, within one month, the non-tendering shareholders can obtain an Irish court order otherwise providing. If the offeror has acquired acceptances of 80% of all XL-Ireland’s shares but does not exercise its “squeeze out” right, then the non-accepting shareholders also have a statutory right to require the offeror to acquire their shares on the same terms as the original offer, or such other terms as the offeror and the non-tendering shareholders may agree or on such terms as an Irish court, on application of the offeror or non-tendering shareholder, may order. If XL-Ireland shares were listed on the Irish Stock Exchange or another regulated stock exchange in the European Union, this 80% threshold would be increased to agreement of all of its creditors to the scheme. In either case, dissenting shareholders do not have express statutory appraisal rights, but the Bermuda Court will only sanction a scheme if it is fair. Shares owned by the offeror can be voted to approve the scheme but the Bermuda Court will be concerned to see that the shareholders approving the scheme are fairly representative of the general body of shareholders.
Under the Bermuda Companies Act, any scheme must be approved by a majority in number representing three quarters in value of the shareholders present and voting either in person or by proxy at the requisite special general meeting. This threshold cannot be reduced by the company’s bye-laws. If there are dissenting shareholders who hold more than 10% of the shares, the Bermuda Court might be persuaded not to exercise its discretion to sanction the scheme on the ground that the scheme constitutes a takeover within Section 102 of the Bermuda Companies Act and requires a 90% acceptance. This 90% requirement cannot be reduced by the company’s bye-laws or otherwise.
A Bermuda company may effect a squeeze-out of a minority shareholder in a Bermuda company by way of a general offer followed by a squeeze-out under Section 102 of the Bermuda Companies Act. Broadly, if the offer is approved by the holders of 90% in value of the shares which are the subject of the offer, the offeror can compulsorily acquire the shares of dissenting shareholders. Shares owned by the offeror or its subsidiaries or their nominees at the date of the offer do not, however, count towards the 90%. If the offeror or any of its subsidiaries or any nominee of the offeror, or any of its subsidiaries together already own more than 10% of the shares in the subject company at the date of the offer, the offeror must offer the same terms to all holders of the same class and the holders who accept the offer, besides holding not less than 90% in value of the shares, must

Provision	XL-Ireland	XL-Bermuda

90% in value and voting rights of those shares;
•
by way of a merger with another company (including an Irish incorporated body corporate) pursuant to the Irish Companies Act; and

•
by way of a merger with a company incorporated in the European Economic Area under the European Commission (Cross-Border Mergers) Regulations 2008, which implement the European Union Cross Border Merger Directive 2005/56 in Ireland. Such a merger must be approved by a special resolution. Shareholders also may be entitled to have their shares acquired for cash. See “—Appraisal Rights” below.

Under Irish law, Board of Directors’ approval, but not shareholder approval, is required for a sale, lease or exchange of all or substantially all of the assets of XL-Ireland, except that such a transaction between XL-Ireland and a director of XL-Ireland or a person connected to such a director may require shareholder approval.

also represent no less than 75% in number of the holders of those shares, although the additional restrictions should not apply if the offer is made by a subsidiary of a parent (where the subsidiary does not own more than 10% of the shares of the subject company) even where the parent owns more than 10% of the shares of the subject company, provided that the subsidiary and the parent are not nominees. The percentages above cannot be varied by the company’s bye-laws.
The 90% acceptance must be obtained within four months after the making of the offer and, once obtained, the compulsory acquisition may be commenced within two months of the acquisition of the 90%. Dissenting shareholders do not have express appraisal rights but are entitled to seek relief  (within one month of the compulsory acquisition notice) from the Bermuda Court which has power to make such orders as it thinks fit. The above time frames cannot be varied by the company’s bye-laws.
There is an alternative squeeze-out mechanism exercisable by the holders of 95% or more of the shares or any class of shares serving notice on the remaining shareholders or class of shareholders under Section 103 of the Bermuda Companies Act. Dissenting shareholders have a right to apply to the Bermuda Court within one month of the compulsory acquisition notice to have the value of their shares appraised by the Bermuda Court, but these appraisal rights differ from the appraisal rights in a merger, in that under Section 103 of the Bermuda Companies Act, if one dissenting shareholder applies to court and is successful in obtaining a higher valuation, that valuation must be paid to all shareholders being squeezed out. The above 95% threshold cannot be varied by the company’s bye-laws.
Amalgamations and Mergers:
Under the Bermuda Companies Act, the amalgamation or merger of a Bermuda

Provision	XL-Ireland	XL-Bermuda

company with another company (wherever incorporated) (other than certain affiliated companies) requires, subject to the company’s bye-laws, the amalgamation or merger to be approved by the company’s board of directors and by its shareholders. The Bermuda Companies Act prescribes approval by 75% of shareholders but permits companies to reduce this in its bye-laws to a simple majority.
If Proposal Number Ten is approved by shareholders, the XL-Bermuda bye-laws will require that amalgamation or merger must be approved by (a) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (b) if the XL-Bermuda Board has unanimously approved the proposed amalgamation or merger, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.
If Proposal Number Ten is not approved by shareholders, the XL-Bermuda bye-laws will require that any amalgamation or merger must be approved by 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.
For purposes of approval of an amalgamation or merger, all shares, whether or not otherwise entitled to vote, carry the right to vote. Holders of a separate class of shares are entitled to a separate class vote if the rights of such class would be varied by virtue of the amalgamation or merger.

Disclosure of Interests in Shares	Under the Irish Companies Acts, a shareholder of XL-Ireland must notify XL-Ireland if, as a result of a transaction, (1) the shareholder will be interested in 3% or more of the XL-Ireland shares that carry voting rights or (2) the shareholder will cease to be interested in 3% or more of the XL-Ireland shares that carry voting rights. In addition, where a shareholder	Under Bermuda law, securities may be offered or sold in Bermuda only in compliance with provisions of the Investment Business Act 2003, the Exchange Control Act of 1972, and related regulations of Bermuda that regulate the sale of securities in Bermuda. In addition, specific permission is required from the BMA, pursuant to the provisions of the Exchange Control Act

Provision	XL-Ireland	XL-Bermuda
	is interested in 3% or more of the relevant XL-Ireland shares, the shareholder must notify XL-Ireland of any alteration of its interest that brings its total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of the relevant class of share capital. Where the percentage level of the shareholder’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. All such disclosures must be notified to XL-Ireland within 5 business days of the event that gave rise to the requirement to notify. Where a person fails to comply with the notification requirements described above, no right or interest of any kind whatsoever in respect of any shares in XL-Ireland concerned, held by such person, will be enforceable by such person, whether directly or indirectly, by action or legal proceeding. However, such person may apply to the Irish High Court to have the rights attaching to its shares reinstated.	of 1972 and related regulations, for all issuances and transfers of securities of Bermuda companies, other than in cases where the BMA has granted a general permission. The BMA, in its policy dated June 1, 2005, provides that where any equity securities of a Bermuda company, which would include the XL-Bermuda common shares, are listed on an appointed stock exchange (the NYSE is deemed to be an appointed stock exchange under Bermuda law), general permission is given for the issue and subsequent transfer of any securities of such company from and/or to a non-resident of Bermuda, for as long as any equity securities of the company remain so listed.
	In addition to the disclosure requirement described above, under the Irish Companies Acts, XL-Ireland may by notice in writing, and must, on the requisition of shareholders holding 10% or more of the paid up capital of the company carrying voting rights, require a person whom XL-Ireland knows or has reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued, to have been interested in shares comprised in XL-Ireland’s relevant share capital to: (1) indicate whether or not it is the case, and (2) where such person holds or has during that time held an interest in the XL-Ireland shares, to give certain further information as may be required by XL-Ireland including particulars of such person or beneficial owner’s past or	There is no equivalent disclosure provision under Bermuda law.

Provision	XL-Ireland	XL-Bermuda

present interests in XL-Ireland shares. Any information given in response to the notice is required to be given in writing within such reasonable time as may be specified in the notice.
Where such a notice is served by XL-Ireland on a person who is or was interested in XL-Ireland shares and that person fails to give XL-Ireland any information required within the reasonable time specified, XL-Ireland may apply to court for an order directing that the affected shares be subject to certain restrictions. Under the Irish Companies Act, the restrictions that may be placed on the shares by the court are as follows:
(1)
any transfer of those shares, or, in the case of unissued shares, any transfer of the right to be issued with shares and any issue of such shares, shall be void;

(2)
no voting rights shall be exercisable in respect of those shares;

(3)
no further shares shall be issued in respect of those shares or in pursuance of any offer made to the holder of those shares; and

(4)
no payment shall be made of any sums due from XL-Ireland on those shares, whether in respect of capital or otherwise.

Where shares in XL-Ireland are subject to these restrictions, the court may order the shares to be sold and may also direct that the shares shall cease to be subject to these restrictions.

	In addition, persons or groups (within the meaning of the Exchange Act) beneficially owning 5% or more of XL-Ireland’s ordinary shares must comply with the reporting requirements under Regulation 13D-G of the Exchange Act.	In addition, persons or groups (within the meaning of the Exchange Act) beneficially owning 5% or more of the XL-Bermuda common shares must comply with the reporting requirements under Regulation 13D-G of the Exchange Act.
Appraisal Rights	Generally, under Irish law, shareholders of an Irish company do not have statutory appraisal rights. If XL-Ireland	Under the Bermuda Companies Act, a dissenting shareholder of an amalgamating or merging company who

Provision	XL-Ireland	XL-Bermuda
	is being merged as the transferor company with another company pursuant to the Irish Companies Act or with another European Economic Area company under the European Commission (Cross-Border Mergers) Regulations 2008, (1) a shareholder of XL-Ireland who voted against the special resolution approving the merger or, (2) if 90% of the shares of XL-Ireland are held by the successor company, any other shareholder of XL-Ireland, may be entitled to require that the successor company acquire its shares for cash.	did not vote in favor of the amalgamation or merger and does not believe it has been offered fair value for its shares may within one month of the giving of the notice calling the meeting at which the amalgamation or merger was decided upon apply to the Bermuda Court to appraise the fair value of its shares. Where the Bermuda Court has appraised any such shares and the amalgamation or merger has not been consummated before the appraisal then, within one month of the Bermuda Court appraising the value of the shares, the company is entitled to either:

(i)
pay to the dissenting shareholder an amount equal to the value of its shares as appraised by the Bermuda Court; or

(ii)
terminate the amalgamation or merger agreement in accordance with the Bermuda Companies Act.

Where the Bermuda Court has appraised the fair value of any shares and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Bermuda Court appraising the value of the shares, if the amount (if any) paid to the dissenting shareholder for his or her shares is less than that appraised by the Bermuda Court, the amalgamated or surviving company must pay to such shareholder the difference between the amount paid to such shareholder and the value appraised by the Bermuda Court.
There is no right of appeal from an appraisal by the Bermuda Court. The costs of any application to the Bermuda Court to appraise the fair value of any shares will be allocated between the company and the shareholder in the discretion of the Bermuda Court.

Provision	XL-Ireland	XL-Bermuda
Anti-Takeover Measures	Shareholder Rights Plans and Share Issuances; Transfer Restriction

Irish law does not expressly prohibit companies from issuing share purchase rights or adopting a shareholder rights plan as an anti-takeover measure.
XL-Ireland’s articles of association allow the Board of Directors of XL-Ireland to adopt any shareholder rights plan upon such terms and conditions as the Board of Directors deems expedient and in the best interest of XL-Ireland, subject to applicable law, including the Irish Takeover Rules and Substantial Acquisition Rules described below and the requirement for shareholder authorization for the issue of shares described above.
XL-Bermuda’s bye-laws permit the Board, subject to applicable law, to adopt a shareholder rights plan.

Subject to the Irish Takeover Rules described below, the Board of Directors of XL-Ireland also has the power to issue any authorized and unissued XL-Ireland shares on such terms and conditions as it may determine to be in the best interest of XL-Ireland. It is possible that the terms and conditions of any issue of shares could discourage a takeover or other transaction that holders of some or a majority of the XL-Ireland ordinary shares might believe to be in their best interest or in which holders of XL-Ireland ordinary shares might receive a premium for their shares over the then-market price of the shares.
The articles of association of XL-Ireland provide that the Board of Directors of XL-Ireland must decline to register a transfer of shares if it appears to the Board of Directors that the effect of such transfer would be to increase the number of the XL-Ireland Controlled Shares of any person to 10% or more of any class of voting shares of the total issued shares or of the voting power of the company.

XL-Bermuda’s bye-laws provide that the XL-Bermuda Board must decline to register a transfer of shares if it appears to the XL-Bermuda Board that the effect of such transfer would be to increase the number of the XL-Bermuda Controlled Shares (which will have the same definition in the XL-Bermuda bye-laws as that of  “XL-Ireland Controlled Shares” in the XL-Ireland Articles) of any person to 10% or more of any class of voting shares of the total issued shares or of the voting power of the company.
“XL-Ireland Controlled Shares” of a person (as defined in XL-Ireland’s articles of association) include (1) all XL-Ireland shares owned directly, indirectly or constructively by that person (within the meaning of Section 958 of the U.S. Internal Revenue Code of 1986, as amended) or (2) all XL-Ireland shares owned directly, indirectly or constructively by that person or any “group” of which that person is a part, within the meaning of Section 13(d)(3) of the Exchange Act.

Provision	XL-Ireland	XL-Bermuda
Irish Takeover Rules and Substantial Acquisition Rules

A tender offer by which a third party makes an offer generally to shareholders or a class of shareholders to acquire shares of any class conferring voting rights of XL-Ireland will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel (as well as being governed by the Exchange Act and the regulations of the SEC thereunder). The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below. Takeovers by means of a scheme of arrangement are also generally subject to these regulations.
General Principles
The Irish Takeover Rules are based on the following General Principles that will apply to any transaction regulated by the Irish Takeover Panel:
•
in the event of an offer, all classes of shareholders of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

•
the holders of securities in the target company must have sufficient time and information to allow them to make an informed decision regarding the offer. If the board of directors of the target company advises the holders of the securities with respect to the offer, it must advise on the effects of the implementation of the offer on employment, employment conditions and the locations of the target company’s place of business;

•
the board of a target company must act in the interests of the company as a whole and must not deny the holders of securities the opportunity to decide on the merits of the offer;

Bermuda does not have any equivalent of the Irish Takeover Rules and Substantial Acquisition Rules.

Provision	XL-Ireland	XL-Bermuda

•
false markets must not be created in the securities of the target company or any other company concerned by the offer in such a way that the rise or fall of the prices of the securities becomes artificial and the normal functioning of the markets is distorted;

•
an offeror can only announce an offer after ensuring that it can fulfill in full any cash consideration offered, and after taking all reasonable measures to secure the implementation of any other type of consideration;

•
a target company may not be hindered in the conduct of its affairs for longer than is reasonable by an offer for its securities. This is a recognition that an offer will disrupt the day-to-day running of a target company particularly if the offer is hostile and the board of the target company must divert its attention to resist the offer; and

•
a “substantial acquisition” of securities (whether such acquisition is to be effected by one transaction or a series of transactions) will only be allowed to take place at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Offer
	If an acquisition of shares were to increase the aggregate holding of an acquirer and its concert parties (which generally mean persons acting in concert with the acquirer) to shares carrying 30% or more of the voting rights in XL-Ireland, the acquirer and, depending on the circumstances, its concert parties would be mandatorily required (except with the consent of the Irish Takeover Panel) to make a cash tender offer for the remaining outstanding shares at a price not less than the highest price paid for the shares by the acquirer or its concert parties during the previous 12	There is no equivalent provision under Bermuda law.

Provision	XL-Ireland	XL-Bermuda
months. This requirement would also be triggered by an acquisition of shares by a person holding (together with its concert parties) shares carrying between 30% and 50% of the voting rights in XL-Ireland if the effect of such acquisition were to increase the percentage of the voting rights held by that person (together with its concert parties) by 0.05% within a 12 month period.
Voluntary Offer; Requirements to Make a Cash Offer and Minimum Price Requirements

A voluntary offer is a tender offer that is not a mandatory offer. If an offeror or any of its concert parties acquire XL-Ireland shares of the same class as the shares that are the subject of the voluntary offer within the period of three months prior to the commencement of the offer period, the offer price must be not less than the highest price paid for XL-Ireland shares of that class by the offeror or its concert parties during that period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, having regard to the General Principles, believes it is appropriate to do so.
If the offeror or any of its concert parties has acquired XL-Ireland shares of the same class as the shares that are the subject of the voluntary offer (1) during the period of 12 months prior to the commencement of the offer period which represent 10% or more of the nominal value of the issued shares of that class or (2) at any time after the commencement of the offer period, the offer shall be in cash (or accompanied by a full cash alternative) and the price per share shall be not less than the highest price paid by the offeror or its concert parties for shares (of that class) during, in the case of  (1), the period of 12 months prior to the commencement of the offer period and, in the case of  (2), the offer period. The Irish Takeover Panel may apply this rule to an offeror
There is no equivalent provision under Bermuda law.

Provision	XL-Ireland	XL-Bermuda

who, together with its concert parties, has acquired less than 10% of the nominal value of the issued shares of the class of shares that is the subject of the offer in the 12 month period prior to the commencement of the offer period if the Irish Takeover Panel, having regard to the General Principles, considers it just and proper to do so.
An offer period will generally commence from the date of the first announcement of the offer or proposed offer.

Substantial Acquisition Rules
	The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of the voting rights of XL-Ireland. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of the voting rights of XL-Ireland is prohibited, if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of the voting rights of XL-Ireland and such acquisitions are made within a period of 7 days. These rules also require accelerated disclosure of certain other acquisitions of shares or rights over shares relating to such holdings.	There are no equivalent rules under Bermuda law.
Frustrating Action
	Under the Irish Takeover Rules, the Board of Directors of XL-Ireland is not permitted to take any action that might frustrate an offer for the XL-Ireland shares during the course of an offer or at any earlier time at which the Board of Directors has reason to believe an offer is or may be imminent, except as noted below. Potentially frustrating actions such as (1) the issue of shares, options or convertible securities, (2) material disposals, (3) entering into contracts other than in the ordinary course of	There is no equivalent provision under Bermuda law.

Provision	XL-Ireland	XL-Bermuda
business, or (4) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the Board of Directors has reason to believe an offer is or may be imminent. Exceptions to this prohibition are available where:

(a)
the action is approved by XL-Ireland’s shareholders at a general meeting; or

(b)
with the consent of the Irish Takeover Panel, where:

(i)
the Irish Takeover Panel is satisfied the action would not constitute a frustrating action;

(ii)
the holders of at least 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

(iii)
the action is in accordance with a contract entered into prior to the announcement of the offer (or the time at which the Board of Directors has reason to believe that an offer may be imminent); or

(iv)
the decision to take such action was made before the announcement of the offer (or the time at which the Board of Directors has reason to believe that an offer is or may be imminent) and either has been at least partially implemented or is in the ordinary course of business.

For other provisions that could be considered to have an anti-takeover effect, please see above at “—Pre-emption Rights, Share Warrants and Share Options” and “—Disclosure of Interests in Shares” and below at “—Election of Directors,” “—Appointment of Directors by the Board,” “—Removal of Directors,” “—Board and Committee Composition;

Provision	XL-Ireland	XL-Bermuda
Management,” “—Shareholder Consent to Action Without Meeting,” “—Amendment of Governing Documents,” “—Director Nominations,” “—Proposals of Shareholders,” “—Voting,” “—Variation of Rights Attaching to a Class or Series of Shares,” and “—Transfer and Registration of Shares.”
Election of Directors	XL-Ireland’s articles of association provide for a minimum of three directors and a maximum of 13 directors, plus such number of additional directors, if any, provided for in the terms of issue of any preference shares. The shareholders of XL-Ireland may from time to time increase or reduce the maximum or minimum number of directors by special resolution (but under Irish law, the minimum number of directors must not be less than two). The maximum number will automatically be increased to accommodate the exercise of the rights of the holders of any class or series of shares then in issue having special rights to nominate or appoint directors in accordance with their terms. The XL-Ireland articles of association do not include analogous provisions because it is unclear whether a provision in an Irish public limited company’s articles of association permitting the board to set the maximum number of directors would be valid in all circumstances under Irish law.	XL-Bermuda’s bye-laws provide for a minimum of three directors and a maximum of 15 directors, with the actual number to be determined from time to time by the XL-Bermuda Board. Under Bermuda law, the minimum number of directors must not be less than one, but there is no restriction on the maximum number of directors.

Provision	XL-Ireland	XL-Bermuda

Directors are elected or appointed at the annual general meeting or at any extraordinary general meeting called for that purpose. Each director is elected by the affirmative vote of a majority of the votes cast with respect to such director. However, to the extent that resolutions passed in an election of directors would result in the maximum number of directors provided for in the articles of association of XL-Ireland being exceeded, then the directors receiving the lowest number of votes in such election will not be elected.
XL-Ireland’s Board of Directors will cease to be classified following the completion of XL-Ireland’s 2016 annual general meeting.
The default position under the Bermuda Companies Act is that, except in the case of vacancies, directors are elected or appointed at the annual general meeting or at any special general meeting called for that purpose. Each director is elected by the affirmative vote of a majority of the votes cast at the relevant shareholder meeting with respect to such director. XL-Bermuda’s bye-laws do not set a higher threshold.
Appointment of Directors by the Board	Under XL-Ireland’s articles of association, the Board of Directors of XL-Ireland has the authority to appoint directors to XL-Ireland’s Board of Directors, either to fill a vacancy or as an additional director subject to the maximum in the articles of association. A vacancy on the Board of Directors of XL-Ireland created by the removal of a director may be filled by an ordinary resolution of the shareholders at the meeting at which such director is removed and, in the absence of such election or appointment, the remaining directors may fill the vacancy. The Board of Directors of XL-Ireland may fill a vacancy by an affirmative vote of a majority of the directors constituting a quorum, provided that if there is an insufficient number of directors to constitute a quorum, the Board may nonetheless act to fill such vacancies or call a general meeting of the shareholders. Vacancies with respect to directors elected by the holders of preference shares will be filled as described above under “—Election of Directors.” Under XL-Ireland’s articles of association, if the Board fills a vacancy, the director’s term expires at the same time as the term of the other directors of the same class of directors to which the director is appointed.	Under XL-Bermuda’s bye-laws, the XL-Bermuda Board has the authority at any time and from time to time to appoint any individual to be a director so as to fill a vacancy occurring as the result of an increase in the size of the XL-Bermuda Board, the removal of a director or a director’s office otherwise being vacated. A director so appointed will hold office for the balance of the term of such vacant XL-Bermuda Board position or until such director’s successor is elected or appointed or such director’s office is otherwise vacated.

Provision	XL-Ireland	XL-Bermuda
Removal of Directors	The Irish Companies Act provides that, notwithstanding anything contained in the articles of association of a company or in any agreement between that company and a director, the shareholders may by an ordinary resolution remove a director from office before the expiration of his or her term, provided that notice of any such resolution be given to the shareholders not less than 28 days before the meeting at which the director is to be removed, and the director will be entitled to be heard at such meeting. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) that the director may have against XL-Ireland in respect of his or her removal. The XL-Ireland articles of association include a provision reflecting the requirements of Irish law.	The Bermuda Companies Act provides that a director may be removed from office by the shareholders at a special general meeting called for that purpose. The notice of a meeting convened for the purpose of removing a director must contain a statement of intention to do so and be served on such director not less than 14 days before the meeting. The director subject to removal will be entitled to be heard on the motion for his removal. XL-Bermuda’s bye-laws include a provision reflecting these default requirements of Bermuda law.
Board and Committee Composition; Management	The articles of association of XL-Ireland allocate authority over the management of XL-Ireland to the Board of Directors of XL-Ireland. The Board of Directors may then delegate management of XL-Ireland to committees of the Board of Directors or such other persons as it thinks fit. Regardless of any delegation, the Board of Directors of XL-Ireland will remain responsible, as a matter of Irish law, for the proper management of the affairs of XL-Ireland. The XL-Ireland Board of Directors may create new committees or change the responsibilities of existing committees from time to time.
XL-Bermuda’s bye-laws allocate authority over the management of XL-Bermuda to the XL-Bermuda Board and the XL-Bermuda Board may exercise all the powers of XL-Bermuda (except those powers that are required by the Bermuda Companies Act and XL-Bermuda’s bye-laws to be exercised by the shareholders of XL-Bermuda).
The XL-Bermuda Board may delegate management (including its powers, discretions and authorities) of XL-Bermuda to committees of the XL-Bermuda Board or to any company, firm or person or any fluctuating body of persons for such period and subject to such conditions as the XL-Bermuda Board may think fit. Regardless of any delegation, the XL-Bermuda directors cannot absolve themselves entirely of their responsibility by delegation to others.

Duties of the Board of Directors	The directors of XL-Ireland have certain statutory and fiduciary duties. All of the directors have equal and overall responsibility for the management of XL-Ireland (although directors who also serve as employees will have additional	The directors of XL-Bermuda have certain statutory and fiduciary duties. All of the directors individually owe a fiduciary duty and a duty of skill and care in their dealings with or on behalf of XL-Bermuda and the Bermuda

Provision	XL-Ireland	XL-Bermuda

responsibilities and duties arising under their employment agreements and will be expected to exercise a greater degree of skill and diligence than non-executive directors).
The principal statutory duties include fiduciary duties of good faith and of exercising due care and skill in addition to other statutory duties of ensuring the maintenance of proper books of accounts, having annual accounts prepared, having an annual audit performed, maintaining certain registers and making certain filings as well as disclosure of personal interests. Particular duties also apply to directors of insolvent companies (for example, the directors could be liable for sanctions where they are deemed by the court to have carried on the business of XL-Ireland while insolvent, without due regard to the interests of creditors). For public limited companies like XL-Ireland, directors are under a specific duty to ensure that the corporate secretary is a person with the requisite knowledge and experience to discharge the role.

Companies Act imposes various duties on directors and officers of XL-Bermuda with respect to certain matters of management and administration of XL-Bermuda.
The Bermuda Companies Act imposes a duty on directors and officers of a Bermuda company:
(i)
to act honestly and in good faith with a view to the best interests of the company;

(ii)
to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances; and

(iii)
to disclose any interest in any material contract or proposed material contract or person that is party to a material contract or proposed material contract to the board of the company at the first opportunity.

Under Bermuda law, a person who is a director may be found personally liable for any breach of his or her fiduciary duties. The Bermuda Companies Act provides that in any proceedings for negligence, default, breach of duty or breach of trust against any officer (which includes a director), if it appears to a court that such officer is or may be liable in respect of the negligence, default, breach of duty or breach of trust, but that he or she has acted honestly and reasonably, and that, having regard to all the circumstances of the case, including those connected with his or her appointment, he or she ought fairly to be excused for the negligence, default, breach of duty or breach of trust, that court may relieve him or her, either wholly or partly, from any liability on such terms as the court may think fit. This provision has been interpreted to apply only to actions brought by or on behalf of a company against such officers.
In XL-Bermuda’s bye-laws, each XL-Bermuda shareholder and XL-Bermuda agree to waive any claim or

Provision	XL-Ireland	XL-Bermuda

right of action they might have, whether individually or by or in the right of XL-Bermuda, against any “Indemnified Person” (which includes any director, officer or resident representative (if applicable)) on account of any action taken by such Indemnified Person, or the failure of such Indemnified Person to take any action in the performance of his or her duties with or for XL-Bermuda; provided, however, that such waiver does not extend to any claims or rights of action arising out of any fraud or dishonesty which may attach to such Indemnified Person.
A director of a Bermuda company is not liable for the acts of co-directors or company officers solely by virtue of being a director. Rather, a director may rely in good faith on executives who have been appointed specifically for the purpose of attending to the detail of management. However, directors cannot absolve themselves entirely of their responsibility by delegation to others.

Indemnification of Directors and Officers; Insurance	To the fullest extent permitted by Irish law, XL-Ireland’s articles of association confer an indemnity on its directors and officers. However, this indemnity is limited by the Irish Companies Act, which prescribes that an advance commitment to indemnify only permits a company to pay the costs or discharge the liability of a director or corporate secretary where judgment is given in favor of the director or corporate secretary in any civil or criminal action in respect of such costs or liability, or where an Irish court grants relief because the director or corporate secretary acted honestly and reasonably and ought fairly to be excused. Any provision whereby an Irish company seeks to commit in advance to indemnify its directors or corporate secretary over and above the limitations imposed by the Irish Companies Acts will be void under Irish law, whether contained in its articles of association or any contract between the company and the director or corporate secretary. As a result, to the
To the fullest extent permitted by Bermuda law, XL-Bermuda’s bye-laws and the Bermuda Companies Act confer an indemnity on its directors and any other officers against losses arising or liability resulting from their negligence, default, breach of duty or breach of trust in relation to XL-Bermuda; provided, that XL-Bermuda is not permitted to indemnify any such person against any liability arising from their fraud or dishonesty.
XL-Bermuda’s bye-laws provide that XL-Bermuda will indemnify every Indemnified Person out of the assets of XL-Bermuda against all liabilities, actions, costs, charges, losses, damages and expenses (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him or her by reason of any act done, conceived in or omitted in the conduct of XL-Bermuda’s business or in the

Provision	XL-Ireland	XL-Bermuda
	extent the indemnification provisions in XL-Ireland’s articles of association apply to directors and the corporate secretary of XL-Ireland, the indemnity is limited. This restriction does not apply to executives who are not directors or the corporate secretary, or other persons who would be considered “officers” within the meaning of that term under the Irish Companies Act, of XL-Ireland.	discharge of his or her duties or in defending any proceedings, whether civil or criminal; provided, such expenses and liabilities are not found by a court of competent jurisdiction (upon entry of a final non-appealable judgment) to be the result of any such Indemnified Person’s fraud and dishonesty.

XL-Ireland’s articles of association also contain indemnification and expense advancement provisions for persons who are not directors or the corporate secretary of XL-Ireland.
XL-Ireland is permitted under its articles of association and the Irish Companies Act to take out directors’ and officers’ liability insurance, as well as other types of insurance, for its directors, officers, employees and agents.

In addition, XL-Bermuda is expected to enter into indemnification agreements with each of its directors. These agreements would provide XL-Bermuda’s directors with contractual assurance of their rights to indemnification against litigation risks and expenses, which indemnification is intended to be greater than that afforded by XL-Bermuda’s organizational documents.
XL-Bermuda’s bye-laws also provide that XL-Bermuda may purchase and maintain insurance for the benefit of any indemnified person against any liability incurred by him or her under the Bermuda Companies Act in his or her capacity as a director or officer or indemnifying such indemnified person in respect of any loss arising or liability attaching to him or her by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the indemnified person may be guilty in relation to XL-Bermuda or any subsidiary thereof.

Limitation on Director Liability	The articles of association of XL-Ireland contain an exemption from liability for its directors and executives. However, under Irish law, a company may not exempt its directors or corporate secretary from liability for negligence or a breach of duty or a breach of trust. Where a breach of duty has been established, directors or the corporate secretary may be statutorily exempted by an Irish court from personal liability for negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result.	As permitted by Bermuda law, the XL-Bermuda bye-laws contain a provision by which each XL-Bermuda shareholder agrees to waive any claim or right of action it might have, whether individually or by or in the right of XL-Bermuda, against any director, officer or any other Indemnified Person on account of any action taken by such director or officer or other Indemnified Person, or the failure of such director or officer or other Indemnified Person to take any action in the performance of his or her duties with or for XL-Bermuda; however, such waiver does not extend to any matter in respect of any fraud or

Provision	XL-Ireland	XL-Bermuda
dishonesty which may attach to such director, officer or other Indemnified Person. Further, under Bermuda law, a company may not indemnify and exempt from liability any director, officer or auditor against any liability arising from their fraud or dishonesty.
Conflicts of Interest
As a matter of Irish law, a director is under a general fiduciary duty to avoid conflicts of interest. Irish law and the XL-Ireland articles of association provide that:
(1)
a director may be a director of or otherwise interested in a company relating to XL-Ireland and will not be accountable to XL-Ireland for any remuneration or other benefits received as a result, unless XL-Ireland otherwise directs;

(2)
a director or a director’s firm may act for XL-Ireland in a professional capacity other than as auditor; and

(3)
a director may hold an office or place of profit in XL-Ireland and will not be disqualified from contracting with XL-Ireland.

If a director has a personal interest in an actual or proposed contract with XL-Ireland, the director must declare the nature of his or her interest at a meeting of the Board of Directors of XL-Ireland, and XL-Ireland is required to maintain a register of such declared interests that must be available for inspection by the shareholders. Such a director may vote on any resolution of the Board of Directors in respect of such a contract, and such a contract will not be voidable solely as a result.

As a matter of Bermuda law, a director is under a general fiduciary duty to avoid conflicts of interest. XL-Bermuda’s bye-laws state that:
(1)
a director may hold any other office or place of profit under XL-Bermuda (other than the office of auditor – discussed below) in conjunction with his or her office of director;

(2)
a director, or any person associated with, related to or affiliated with a director, may act in a professional capacity for XL-Bermuda. However, a director or director’s firm, partner or a company associated with, related to or affiliated with a director is not authorized to act as auditor of XL-Bermuda; and

(3)
provided a director has declared his or her direct or indirect interest in a contract or proposed contract or arrangement with XL-Bermuda and further provided that the chairperson of the relevant meeting has not disqualified the interested director, that director may vote at, and be counted in the quorum of, such meeting.

Directors are nonetheless required to exercise their judgment solely in the interests of XL-Bermuda.

Shareholders’ Suits	In Ireland, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of XL-Ireland. The central question at issue in deciding whether a minority shareholder may be permitted to bring a derivative action is whether,
In Bermuda, the rights of shareholders under Bermuda law are not as extensive as the rights of shareholders under legislation or judicial precedent in other jurisdictions.
The Bermuda Court ordinarily would be expected to follow English case law precedent, which would permit a shareholder to commence an action in the company’s name to remedy a wrong done

Provision	XL-Ireland	XL-Bermuda

unless the action is brought, a wrong committed against XL-Ireland would otherwise go unredressed. The cause of action may be against the director, another person or both.
A shareholder may also be permitted to bring proceedings against XL-Ireland in his or her own name where the shareholder’s rights as such have been infringed or where the affairs of XL-Ireland are being conducted, or the powers of the Board of Directors of XL-Ireland are being exercised, in a manner oppressive to any shareholder or shareholders or in disregard of their interests as shareholders. Oppression connotes conduct that is burdensome, harsh or wrong. This is an Irish statutory remedy and the court can grant any order it sees fit, including providing for the purchase or transfer of the shares of any shareholder.

to the company where the act complained of is alleged to be beyond its corporate power or is illegal or would result in the violation of its memorandum of association or bye-laws. Furthermore, consideration would be given by the Bermuda Court to acts that are alleged to constitute a fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of shareholders than that which actually approved it or where a power vested in the board of directors has been exercised for an improper purpose.
When the affairs of a company are being conducted in a manner which is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Bermuda Court, which may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.
The XL-Bermuda bye-laws contain a provision by which each XL-Bermuda shareholder agrees to waive any claim or right of action it might have, whether individually or by or in the right of XL-Bermuda, against any director, officer or any other Indemnified Person on account of any action taken by such director or officer or other Indemnified Person, or the failure of such director or officer or other Indemnified Person to take any action in the performance of his duties with or for XL-Bermuda; however, such waiver does not extend to any matter in respect of any fraud or dishonesty which may attach to such director, officer or other Indemnified Person.

Shareholder Consent to Action Without Meeting	XL-Ireland’s articles of association provide that anything which may be done by resolution of XL-Ireland at a general meeting may be done by resolution in writing, but only if it is signed by or on behalf of all of the shareholders who would be entitled to attend the relevant meeting and vote on	XL-Bermuda’s bye-laws provide that anything which may be done by resolution of XL-Bermuda at a general meeting may be done by resolution in writing, but only if it is signed by or on behalf of all of the shareholders who would be entitled to attend the relevant meeting and vote on the relevant

Provision	XL-Ireland	XL-Bermuda
	the relevant resolution.	resolution. Shareholders may act by written resolution except to remove directors or auditors.
Annual Meetings of Shareholders
XL-Ireland is required under Irish law to hold an annual general meeting within 18 months of incorporation and is required to hold each annual general meeting at intervals of no more than 15 months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting, no more than nine months after XL-Ireland’s fiscal year-end. XL-Ireland’s articles of association include a provision requiring annual general meetings to be held within such time periods as required by Irish law. Notice of a general meeting must be given to all shareholders, each director and the auditors of XL-Ireland. Irish law requires at least 21 days’ notice in writing for an annual general meeting. XL-Ireland’s articles of association provide a minimum notice period of 30 days for an annual general meeting.
The only matters which must, as a matter of Irish law, be transacted at an annual general meeting are the presentation of the annual profit and loss account, balance sheet and reports of the directors and auditors, the appointment or reappointment of auditors, the review by the shareholders of XL-Ireland’s affairs and, unless the articles of association provide otherwise, and the fixing of the auditor’s remuneration (or delegation of same) and the declaration of a dividend. If no resolution is made in respect of the reappointment of an auditor at an annual general meeting, the previous auditor will be deemed to have continued in office, subject to certain limited exceptions. The XL-Ireland articles of association provide that, at each annual general meeting, directors will be elected to fill the board seats of those directors whose terms expire at that annual general meeting.
At any annual general meeting, only

XL-Bermuda is required under Bermuda law to hold an annual general meeting every calendar year unless the shareholders elect to dispense with the holding of annual general meetings. Dispensation can be for a specified number of years or indefinitely although in practice this power will not be exercised for Bermuda companies listed on an onshore stock exchange, such as XL-Bermuda. The statutory general meeting held in the year of incorporation is deemed to be the annual general meeting for that year.
The only matters which must, as a matter of Bermuda law, be transacted at an annual general meeting are:
(1)
subject to the listed company exemption discussed below, the presentation of the annual financial statements and reports of the auditors;

(2)
appointment of the directors for the next year; and

(3)
the appointment of new auditors and the fixing of the auditor’s remuneration (unless the bye-laws provide that the auditor’s remuneration is to be fixed by the directors).

The presentation of the annual accounts, balance sheet and reports of the auditors and the appointment of the auditors at the annual general meeting can be waived by all of the shareholders and directors of XL-Bermuda. Furthermore, because XL-Bermuda will be a company listed on an appointed stock exchange, the Bermuda Companies Act permits XL-Bermuda to send instead of the full annual accounts, balance sheet and reports of the auditors as described above, summarized financial statements for the relevant period, which shall also be open for inspection at XL-Bermuda’s registered office in Bermuda. XL-Bermuda must send with such summarized financial statements (i) the

Provision	XL-Ireland	XL-Bermuda
such business may be conducted as has been brought before the meeting (1) by or at the direction of the Board of Directors of XL-Ireland, (2) in certain circumstances, at the direction of the Irish High Court or as required by law, or (3) business that the chairman of the meeting determines is properly within the scope of the meeting. In addition, shareholders entitled to vote at an annual general meeting may make nominations of candidates for election to the Board of Directors of XL-Ireland as described below under “—Director Nominations.”
auditor’s report on such summarized financial statements and (ii) a notice informing the member how to notify XL-Bermuda that such member elects to receive the full financial statements and reports of the auditors for the relevant period or subsequent periods or both. When sending such summary financial statements, XL-Bermuda will also be required under the Bermuda Companies Act to make available for inspection by the public at its registered office in Bermuda a copy of the full financial statements described above.
Under Section 79 of the Bermuda Companies Act, a Bermuda company is required to circulate a members’ resolution on the requisition of either:
(a)
members representing not less than 5% of the total voting rights of all members; or

(b)
a minimum of 100 members.

A Bermuda company is required to circulate notice of such resolution and a statement from the requisitionists of not more than 1,000 words with respect to the matter referred to in the proposed resolution. A Bermuda company is only required to give notice of the resolutions and to circulate the statement from the requisitionists where a copy of such requisition is (a) in the case of a requisition requiring notice of a resolution, not less than six weeks before the meeting, or (b) in the case of any other requisition, not less than one week before the meeting. However, if after a copy of the requisition requiring notice of a resolution has been deposited at the registered office of the company, an AGM is called for a date within six weeks or less after the copy has been deposited, the copy though not deposited within the time required shall be deemed to have been properly deposited.

Extraordinary Meetings of Shareholders	Extraordinary general meetings of XL-Ireland may be convened (1) by the Board of Directors of XL-Ireland, (2) on requisition of the shareholders holding the number of shares of XL-Ireland prescribed by the Irish Companies Act (currently 10% of the
Special general meetings of XL-Bermuda shareholders may be convened by:
(1)
the XL-Bermuda Board;

(2)
when requisitioned by shareholders pursuant to the provisions of Section 74 of the Bermuda Companies Act.

Provision	XL-Ireland	XL-Bermuda

paid up share capital of the company carrying voting rights), (3) in certain circumstances, on requisition of XL-Ireland’s auditors, or (4) by shareholders holding the number of shares of XL-Ireland prescribed by the Irish Companies Act (currently 50% of the paid up share capital of the company carrying voting rights).
Extraordinary general meetings are generally held for the purposes of approving shareholder resolutions of XL-Ireland as may be required from time to time. The business to be conducted at any extraordinary general meeting must be set forth in the notice of the meeting. At least 30 days’ notice of an extraordinary general meeting must be given to shareholders, each director and the auditors of XL-Ireland.
In the case of an extraordinary general meeting requisitioned holders of XL-Ireland ordinary shares, the proposed purpose of the meeting must be set out in the requisition notice of the meeting. The requisition notice can propose any business to be considered at the meeting. Under Irish law, upon receipt of this requisition notice, the Board of Directors of XL-Ireland has 21 days to convene the extraordinary general meeting of XL-Ireland’s shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of receipt of the requisition notice. If the Board of Directors does not proceed to convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one-half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of the receipt of the requisition notice by the Board of Directors.
If the Board of Directors of XL-Ireland becomes aware that the net assets of XL-Ireland are half or less of the amount of XL-Ireland’s called-up share capital, the Board of Directors of XL-Ireland must, not later than 28 days

Under Section 74 of the Bermuda Companies Act and XL-Bermuda’s bye-laws, the shareholders may requisition a special general meeting, provided they hold at the date of the deposit of the requisition shares representing not less than 10% of the paid-up capital of XL-Bermuda carrying a right to vote at general meetings;
(3)
the chairperson or the chief executive officer;

(4)
any two directors of XL-Bermuda; or

(5)
any director and the Secretary of XL-Bermuda.

Special general meetings are generally held for the purposes of approving shareholder resolutions of XL-Bermuda as may be required from time to time. The business to be conducted at any special general meeting must be set forth in the notice of the meeting. At least 5 days’ notice of a special general meeting must be given to shareholders of XL-Bermuda.
In the case of a special general meeting requisitioned by shareholders of XL-Bermuda, the requisition must state the purpose of the meeting, and must be signed by the requisitionists and deposited at the registered office of XL-Bermuda. If, within 21 days from the date of the deposit of the requisition, the directors do not proceed to convene a meeting (i.e. must give notice of a requisitioned meeting within 21 days, not hold the meeting within 21 days), the requisitionists, or any of them representing more than 50% of the total voting rights of all of them, may themselves convene a meeting, provided such meeting so convened is held within three months of the date of the deposit of the requisition. The three months maximum time limit within which, in such circumstances, the meeting must be held is not variable by XL-Bermuda’s bye-laws or otherwise.

Provision	XL-Ireland	XL-Bermuda
from the date that it learns of this fact, convene an extraordinary general meeting of XL-Ireland’s shareholders to be held not later than 56 days from such date. This meeting must be convened for the purposes of considering whether any, and if so what, measures should be taken to address the situation.
Record Dates for Shareholder Meetings	XL-Ireland’s articles of association provide that the Board of Directors of XL-Ireland may set the record date for purposes of determining which shareholders are entitled to notice of or to vote at a general meeting and the record date must not occur before the date on which the board resolution fixing such record date is adopted. If no record date is fixed by the Board of Directors of XL-Ireland, the record date will be the day on which the notice of the meeting is mailed.	XL-Bermuda’s bye-laws provide that the XL-Bermuda Board may set the record date for the purposes of determining which shareholders are entitled to notice of and to vote at any general meeting. Any such record date may be on or at any time before or after the date on which notice of the meeting is sent.
Director Nominations	Under the articles of association, shareholder’s notice must be delivered to or be mailed and received by the Secretary at XL-Ireland’s registered office not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual general meeting; provided, that in the event that the annual general meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder must be received not later than the close of business 10 clear days following the day on which such notice of the date of the annual general meeting was mailed or such public disclosure of the date of the annual general meeting was made, whichever occurs first.	Under XL-Bermuda’s bye-laws, a shareholder’s notice must be delivered to or be mailed and received by the Secretary at XL-Bermuda’s registered office not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual general meeting (the “AGM”); provided, that in the event that the AGM is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder must be received not later than the close of business on the tenth clear day following the day on which such notice of the date of the AGM was mailed or such public disclosure of the date of the AGM was made, whichever occurs first.
Proposals of Shareholders	Under Irish law, there is no general right for a shareholder to put items on the agenda of an annual general meeting other than as set out in the articles of association of a company. The articles of association of XL-Ireland provide only for the rights of shareholders above.	Under Bermuda law, there are limited rights for shareholders to put items on the agenda of an annual general meeting. Please see comments in “Annual Meetings of Shareholders” above.
Adjournment of Shareholder Meetings	XL-Ireland’s articles provide that the chairman of the meeting may with the consent (and shall upon the direction) of	XL-Bermuda’s bye-laws provide that the chairperson of the general meeting may, with the consent of a majority of the

Provision	XL-Ireland	XL-Bermuda
the shareholders, adjourn a meeting, whether or not a quorum is present. Further, a meeting may be adjourned by the chairman of the meeting if it appears to the chairman of the meeting that the facilities at the meeting place are inadequate for persons attending the meeting to communicate simultaneously with other persons present at the meeting, have access to documents and participate in any poll required to vote on any resolutions to be decided at the meeting. No business may be transacted at any adjourned meeting other than business that might have been transacted at the meeting originally called. New notice must be given for meetings adjourned for 30 days or more.
XL-Bermuda shareholders present in person or by proxy, or must, if so directed by XL-Bermuda shareholders holding a majority of the voting rights of those XL-Bermuda shareholders present in person or by proxy, adjourn any general meeting whether or not a quorum is present. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place of the adjourned meeting must be given to each XL-Bermuda shareholder in accordance with the provisions on special general meetings in XL-Bermuda’s bye-laws. Additionally, the chairperson of a general meeting may adjourn the meeting to another time and place without obtaining shareholder consent or direction in circumstances where it appears to the chairperson that:
(1)
it is likely to be impracticable to hold or continue that meeting because of the number of XL-Bermuda shareholders who are not present; or

(2)
the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(3)
an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the original meeting.
Under the Bermuda Companies Act, a poll could be demanded on a question of adjournment, by (1) the chairperson of the general meeting; (2) three members present at the meeting; (3) members present at the general meeting representing at least 10% of the total voting rights; or (4) members present at the general meeting holding at least 10% of the total sum paid up on all voting shares.

Provision	XL-Ireland	XL-Bermuda
Voting
Holders of XL-Ireland ordinary shares vote on all matters submitted to a vote of shareholders and are entitled to one vote per share, except that if, and for so long as, the votes conferred by the XL-Ireland Controlled Shares of any person constitute 10% or more of the votes conferred by the issued shares of the company, the voting rights with respect to the XL-Ireland Controlled Shares of such person will be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 10%, pursuant to a formula set forth in XL-Ireland’s articles of association.
All votes at a general meeting will be decided by way of a poll. Voting rights on a poll may be exercised by shareholders registered in XL-Ireland’s share register as of the record date for the meeting or by a duly appointed proxy of such a registered shareholder, which proxy need not be a shareholder. All proxies must be appointed in accordance with XL-Ireland’s articles of association. The articles of association of XL-Ireland provide that the Board of Directors may permit the appointment of proxies by the shareholders to be notified to XL-Ireland electronically.
In accordance with the articles of association of XL-Ireland, the Board of Directors of XL-Ireland may from time to time cause XL-Ireland to issue preference or other classes or series of shares. These shares may have such voting rights, if any, as may be specified in the terms of such shares (e.g., they may carry more votes per share than ordinary shares or may entitle their holders to a class vote on such matters as may be specified in the terms of the shares).

Subject to the rights, if any, of the holders of any series of preferred shares, if and when issued and subject to applicable law, each holder of XL-Bermuda common shares will be entitled to one vote per share and all voting rights will be vested in those holders of record on the applicable record date on all matters voted on by the XL-Bermuda shareholders. However, if, and for so long as, the votes conferred by the XL-Bermuda Controlled Shares (as defined below) of any person constitute 10% or more of the votes conferred by the issued shares of the company, the voting rights with respect to the XL-Bermuda Controlled Shares of such person will be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 10%, pursuant to a formula set forth in XL-Bermuda’s bye-laws.
Holders of XL-Bermuda common shares will have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors to the XL-Bermuda Board can elect 100% of the directors to the XL-Bermuda Board and the holders of the remaining shares will not be able to elect any directors to the XL-Bermuda Board.
Shareholders decisions are generally taken by resolution at general meetings. Resolutions generally require approval by a simple majority of the votes cast at the meeting or by such higher majority as set out in the bye-laws or by statute.
Matters requiring more than a simple majority resolution as a matter of Bermuda statutory law include entering into a scheme of arrangement (75%) and removing an auditor (66 2/3%).

Treasury shares and shares of XL-Ireland held by subsidiaries of XL-Ireland do not entitle their holders to vote at general meetings of shareholders. Except where a greater majority is required by Irish law or XL-Ireland’s articles of association, any question proposed for consideration at

Provision	XL-Ireland	XL-Bermuda

any general meeting of XL-Ireland or of any class of shareholders will be decided by an ordinary resolution passed by a simple majority of the votes cast by shareholders entitled to vote at such meeting. Irish law requires “special resolutions” of the shareholders at a general meeting to approve certain matters. A special resolution of XL-Ireland requires not less than 75% of the votes cast by shareholders at a meeting of shareholders. Examples of matters requiring special resolutions include:
•
Amending the objects of XL-Ireland set forth in its memorandum of association;

•
Amending the articles of association of XL-Ireland;

•
Approving a change of name of XL-Ireland;

•
Authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person of a director (which generally includes a family member or business partner of the director and any entity controlled by the director);

•
Opting out of pre-emption rights on the issuance of new shares;

•
Re-registration of XL-Ireland from a public limited company to a private company;

•
Purchase of XL-Ireland’s own shares off-market;

•
Reduction of issued share capital;

•
Resolving that XL-Ireland be wound up by the Irish courts;

•
Resolving in favor of a shareholders’ voluntary winding-up;

•
Re-designation of shares into different share classes;

• Setting the re-issue price of treasury shares; and • Mergers with companies

Provision	XL-Ireland	XL-Bermuda
incorporated in the European Economic Are (as described above under “—Shareholder Approval of Business Combinations”).
Variation of Rights Attaching to a Class or Series of Shares
Variation of any special rights attached to any class or series of issued shares of XL-Ireland must, in accordance with the articles of association of XL-Ireland, be approved by (1) a resolution of the shareholders of the class or series affected, passed by the affirmative vote of the holders of 2/3 of the shares of that class or series voted at a meeting of that class or series or (2) the written consent of all the shareholders of that class or series. In the case of a meeting to vary the rights of any class or series of shares, Irish law provides that the necessary quorum is the presence, in person or by proxy, of at least two shareholders representing 1/3 in nominal value (or, at an adjourned meeting, at least one shareholder representing any amount of nominal value) of the relevant class.
Every shareholder of the affected class or series will have one vote for each share of such class or series that he or she holds as of the record date for the meeting except that if, and for so long as, the votes conferred by the XL-Ireland Controlled Shares of any person constitute 10% or more of the votes conferred by the issued shares of the relevant class or series, the voting rights with respect to the XL-Ireland Controlled Shares of such person will be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 10%, pursuant to a formula set forth in XL-Ireland’s articles of association.

Under the Bermuda Companies Act, the rights attaching to any class of shares may be varied by the consent of the holders of those issued shares at such threshold as set out in the bye-laws.
Where the bye-laws are silent, the Bermuda Companies Act provides class rights may be varied by holders of 3/4 of the issued shares of that class with a quorum of two persons holding more than 1/3 of the issued shares of that class.
In addition, where the rights attaching to any class of shares are varied in accordance with the relevant bye-laws, the holders of at least 10% of the issued shares of that class could apply to the Bermuda Court to have the variation cancelled.
Variation of any special rights attached to any class or series of issued shares of XL-Bermuda must, in accordance with XL-Bermuda’s bye-laws, be approved by (i) the consent in writing of the holders of all of the issued and outstanding shares of that class; or (ii) with the sanction of a resolution passed by 2/3 of the votes cast at a separate general meeting of the shareholders of the class at which meeting the necessary quorum must be two persons at least holding or representing by proxy 1/3 of the issued shares of the class.
The rights conferred upon the shareholders of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

Amendment of Governing Documents	Under Irish law, XL-Ireland may alter its memorandum and articles of association by passing a special resolution of its shareholders to effect such amendment.	Amendment of Memorandum of Association Under Bermuda law, the shareholders of XL-Bermuda may amend the

Provision	XL-Ireland	XL-Bermuda

memorandum of association by a resolution approved by the affirmative vote of a majority of the votes cast on such resolution at a general meeting of XL-Bermuda. An amendment to the memorandum of association that alters a company’s business objects may require approval by the Bermuda Minister of Finance, who may grant or withhold approval at his or her discretion.
Amendment to Bye-laws
If Proposal Number Ten is approved by shareholders, the XL-Bermuda bye-laws will require that any amendment to the XL-Bermuda bye-laws must be approved by (a) 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at a general meeting or (b) if the XL-Bermuda Board has unanimously approved the proposed amendment, a majority of votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.
If Proposal Number Ten is not approved by shareholders, the XL-Bermuda bye-laws will require that any amendment to the XL-Bermuda bye-laws must be approved by 75% of the votes cast by shareholders of XL-Bermuda present or represented by proxy and voting at such general meeting.

Quorum Requirements	Under the articles of association of XL-Ireland, the presence, in person or by proxy, of at least two shareholders constituting the holders of at least 50% of the voting power of the issued shares of XL-Ireland that carry the right to vote at the meeting constitutes a quorum for the conduct of any business at a general meeting, other than business requiring a special resolution. The quorum required to pass a special resolution at a general meeting is the presence, in person or by proxy, of at least two shareholders constituting the holders of at least 2/3 of the voting power of the issued shares of XL-Ireland that carry the right to vote at the meeting.
Under XL-Bermuda’s bye-laws, the presence, in person or by proxy, of at least two shareholders constituting the holders of more than 50% of the aggregate voting power of all of the issued shares in XL-Bermuda that carry the right to vote at the meeting will constitute a quorum for all purposes; provided, that if XL-Bermuda or a class of shareholders has only one shareholder, one shareholder present in person or by proxy will constitute the necessary quorum.
Under the Bermuda Companies Act, the default quorum for meetings of a specific class of shareholders is two persons holding at least 1/3 of the issued shares of that class of shares, but this quorum may be varied by the company’s bye-laws.

Provision	XL-Ireland	XL-Bermuda

In the case of a meeting to vary the rights of any class or series of shares, discussed above under “—Variation of Rights Attaching to a Class or Series of Shares,” Irish law provides that the necessary quorum is the presence, in person or by proxy, of at least two shareholders representing 1/3 in nominal value (or, at an adjourned meeting, at least one shareholder representing any amount of nominal value) of the relevant class.

In the case of a meeting to vary the rights of any class or series of shares discussed above under “—Variation of Rights Attaching to a Class or Series of Shares,” Bermuda law provides that the default quorum is the presence, in person or by proxy, of at least two shareholders representing 1/3 of the issued shares of the class, but this quorum may be varied by the company’s bye-laws.

Inspection of Books and Records	Holders of shares carrying voting rights have certain rights under Irish law to inspect books and records, including the rights to: (1) receive a copy of the memorandum and articles of association of XL-Ireland and any act of the Irish Parliament which alters the memorandum of association of XL-Ireland; (2) inspect and obtain copies of the minutes of general meetings of shareholders (including resolutions adopted at such meetings); (3) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by XL-Ireland; (4) receive copies of the most recent balance sheets and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (5) receive balance sheets of any subsidiary company of XL-Ireland which have previously been sent to shareholders prior to an annual general meeting for the preceding ten years. The auditors of XL-Ireland also have the right to inspect all books and records of XL-Ireland. The auditors’ report must be circulated to the shareholders with XL-Ireland’s Financial Statements at least 21 days before the annual general meeting, and such report must be read to the shareholders at XL-Ireland’s annual general meeting. The “Financial Statements” referenced above mean XL-Ireland’s balance sheet, profit and loss account and, so far as they are not
Pursuant to XL-Bermuda’s bye-laws, the XL-Bermuda Board is required to keep records of account at XL-Bermuda’s registered office for inspection by the directors. Where the records of account are held in a location outside of Bermuda, the directors are required to keep at XL-Bermuda’s office such records as will enable the directors to ascertain with reasonably accuracy the financial position of XL-Bermuda at the end of each three month period. The shareholders of XL-Bermuda have no right to inspect any accounting record or book or document of XL-Bermuda except as provided for by law or authorized by the XL-Bermuda Board.
XL-Bermuda must also keep a register of shareholders at its registered office in Bermuda for inspection and the Secretary of XL-Bermuda is required to establish and maintain a register of directors and officers for public inspection as prescribed by the Bermuda Companies Act. As a Bermuda company whose shares will be listed on an appointed stock exchange (i.e. the NYSE), XL-Bermuda may, in addition to its register of members at its registered office, keep one or more branch registers in a location outside of Bermuda. However, such branch register(s) must be kept in the same manner in which the register of members in Bermuda must be kept.

Provision	XL-Ireland	XL-Bermuda
incorporated in the balance sheet or profit and loss account, any group accounts and the directors’ report, together with any other document required by law to be annexed to the balance sheet.
Transfer and Registration of Shares
XL-Ireland’s share register will be maintained by its transfer agent. Registration in this share register will be determinative of membership in XL-Ireland. A shareholder of XL-Ireland who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who will also hold such shares beneficially through the same depository or other nominee will not be registered in XL-Ireland’s official share register, as the depository or other nominee will remain the record holder of such shares.
A written instrument of transfer will be required under Irish law in order to register on XL-Ireland’s official share register any transfer of shares (1) from a person who holds such shares directly to any other person or (2) from a person who holds such shares beneficially to another person who also will hold such shares beneficially where the transfer involves a change in the depository or other nominee that is the record owner of the transferred shares. An instrument of transfer also will be required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on XL-Ireland’s official Irish share register. However, a shareholder who directly holds shares may transfer those shares into his or her own broker account (or vice versa) without giving rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of

The XL-Bermuda share register will be maintained by its transfer agent. The XL-Bermuda Board may refuse to register a transfer unless the shares of XL-Bermuda are (i) listed on an appointed stock exchange (of which the NYSE is one) or (ii) (A) a duly executed instrument of transfer is provided to XL-Bermuda or XL-Bermuda’s transfer agent accompanied by the certificate (if any has been issued) in respect of the shares to which it relates and by such other evidence as the XL-Bermuda Board may reasonably require to show the right of the transferor to make the transfer, (B) the instrument of transfer is only in respect of one class of shares, and (C) all applicable consents, authorizations, permissions or approvals of any governmental body or agency in Bermuda or any other applicable jurisdiction have been obtained (if required).
Among other things, the XL-Bermuda Board may also decline to register a transfer of shares unless a registration statement under the Securities Act is in effect with respect to the transfer or the transfer is exempt from registration. The registration of transfers may be suspended at such times and for such periods, not exceeding 30 days in any year, as the XL-Bermuda Board may from time to time determine (except as may be required by law). Further, XL-Bermuda’s bye-laws provide that the XL-Bermuda Board must decline to register a transfer of shares if it appears to the XL-Bermuda Board that the effect of such transfer would be to increase the number of the XL-Bermuda Controlled Shares of any person to 10% or more of any class of voting shares of the total issued shares or of the voting power of the company.
If the XL-Bermuda Board refuses to register a transfer of any share, it must send to the transferee notice of the refusal within 30 days after the date on which the

Provision	XL-Ireland	XL-Bermuda

the shares as a result of the transfer or the transfer is not made in contemplation of a sale of the shares.
Among other things, the Board of Directors may also decline to register a transfer of shares unless a registration statement under the Securities Act is in effect with respect to the transfer or the transfer is exempt from registration. The registration of transfers may be suspended at such times and for such periods, not exceeding 30 days in any year, as the Board of Directors of XL-Ireland may from time to time determine (except as may be required by law). Further, the articles of association of XL-Ireland provide that the Board of Directors of XL-Ireland must decline to register a transfer of shares if it appears to the Board of Directors that the effect of such transfer would be to increase the number of the XL-Ireland Controlled Shares of any person to 10% or more of any class of voting shares of the total issued shares or of the voting power of the company.
instrument of transfer was lodged with XL-Bermuda. Shares listed on an appointed stock exchange, such as the NYSE, may be transferred by any means permitted by the rules of such exchange.
Rights upon Liquidation	The rights of the shareholders to a return of XL-Ireland’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in XL-Ireland’s articles of association or the terms of any shares issued by the Board of Directors of XL-Ireland from time to time. The holders of preference shares, in particular, may have the right to priority over ordinary or other shareholders in a dissolution or winding up of XL-Ireland. If the articles of association and terms of issue of the shares of the company contain no specific provisions in respect of a dissolution or winding up then, subject to the shareholder priorities and the rights of any creditors, the assets will be distributed to shareholders in proportion to the paid-up nominal value of the shares held. XL-Ireland’s articles of association provide that the shareholders of XL-Ireland are entitled to participate in a winding up, and the method by which the property will be	The rights of the shareholders to a return of XL-Bermuda’s assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in XL-Bermuda’s bye-laws or the terms of any shares issued by the Board of Directors of XL-Bermuda from time to time. The holders of preference shares, in particular, may have the right to priority over common or other shareholders in a dissolution or winding up of XL-Bermuda.

Provision	XL-Ireland	XL-Bermuda
divided shall be determined by the liquidator, subject to a special resolution by the shareholders, but such rights by ordinary shareholders to participate may be subject to the rights of any preference shareholders to participate under the terms of any series or class of preference shares.
Enforcement of Civil Liabilities Against Foreign Persons
A judgment for the payment of money rendered by a court in the United States based on civil liability would not be automatically enforceable in Ireland. There is no treaty between Ireland and the United States providing for the reciprocal enforcement of foreign judgments. The following requirements must be met before the foreign judgment will be deemed to be enforceable in Ireland:
•
the judgment must be for a definite sum;

•
the judgment must be final and conclusive; and

•
the judgment must be provided by a court of competent jurisdiction.

The United States and Bermuda do not currently have a treaty providing for the reciprocal recognition and enforcement of judgments in civil and commercial matters. Therefore, a final judgment for the payment of money rendered by any federal or state court in the United States based on civil liability, whether or not based solely on United States federal or state securities laws, would not automatically be enforceable in Bermuda.
An Irish court will also exercise its right to refuse judgment if the foreign judgment was obtained by fraud, if the judgment violated Irish public policy, if the judgment is in breach of natural justice or if it is irreconcilable with an earlier foreign judgment.

THE SHAREHOLDER MEETINGS
We are furnishing this proxy statement to the holders of XL-Ireland ordinary shares in connection with the solicitation of proxies by XL-Ireland’s Board of Directors for use at the scheme meeting to consider the Scheme of Arrangement Proposal and the other matters that may come before that meeting, the extraordinary general meeting to consider the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal, the Ireland Articles Amendment Proposal, the Bermuda Bye-Law Amendment Threshold Proposal, the Bermuda Merger and Amalgamation Threshold Proposal, the Bermuda Repurchase Right Proposal and the other matters that may come before that meeting, as described below, and at any adjournments of either such shareholder meetings.
General
The scheme meeting will be conducted in accordance with the directions of the Irish High Court. The extraordinary general meeting will be conducted in accordance with the articles of association of XL-Ireland.
Time, Place, Date and Purpose of the Meetings
The shareholder meetings are scheduled to be held on [•], 2016 at XL’s offices, located at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland.
Scheme meeting
The scheme meeting is scheduled to commence at [•] [a.m./p.m.], local time, on that date. At that scheme meeting, XL-Ireland’s Board of Directors will ask the holders of XL-Ireland ordinary shares, voting as a class, to vote on:
•
Proposal Number One—the Scheme of Arrangement Proposal.

Extraordinary General Meeting
The extraordinary general meeting is scheduled to commence at [•] [a.m./p.m.], local time, on that date (or as soon thereafter as the scheme meeting concludes or is adjourned). At the extraordinary general meeting, XL-Ireland’s Board of Directors will ask the holders of XL-Ireland ordinary shares to vote on:
•
Proposal Number Two—the EGM Scheme of Arrangement Proposal.

•
Proposal Number Three—the Capital Reduction Proposal.

•
Proposal Number Four—the Subsidiary Share Acquisition Proposal.

•
Proposal Number Five—the Directors’ Allotment Authority Proposal.

•
Proposal Number Six—the Ireland Reserve Application Proposal.

•
Proposal Number Seven—the Ireland Memorandum Amendment Proposal.

•
Proposal Number Eight—the Ireland Articles Amendment Proposal.

•
Proposal Number Nine—the Bermuda Bye-Law Amendment Threshold Proposal.

•
Proposal Number Ten—the Bermuda Merger and Amalgamation Threshold Proposal.

•
Proposal Number Eleven—the Bermuda Repurchase Right Proposal.

Also, at both shareholder meetings, XL-Ireland’s Board of Directors may ask the holders of XL-Ireland ordinary shares to approve the applicable Adjournment Proposal.
XL-Ireland’s Board of Directors has approved and unanimously recommends that you vote “FOR” each of the meeting proposals set forth in this proxy statement.

If any other matters properly come before the shareholder meetings or any adjournments of either of such shareholder meetings, the persons named in the proxy card will have the authority to vote the shares represented by all properly executed proxies in their discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.
Record Date; Voting Rights
The Board has set [•], 2016 as the record date for the scheme meeting and for the extraordinary general meeting.
Only registered holders of XL-Ireland ordinary shares are entitled to notice of shareholder meetings. Only registered holders on the record date are entitled to vote at the shareholder meetings or any adjournments of such meetings. You will not be the registered holder of shares that you hold “beneficially.” Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the registered holder of such shares. Please see “—How You Can Vote—Shareholders Owning Shares Through Brokers or Nominees” and “—How You Can Vote—Holders of DDIs” below for more information.
As of the record date for the shareholder meetings on [•], 2016, [•] XL-Ireland ordinary shares were issued and outstanding. Each XL-Ireland ordinary share entitles its holder to one vote on each proposal.
Under Irish law, the holders of XL-Ireland ordinary shares are not entitled to dissenters’ or appraisal rights with respect to the matters to be considered and voted on at the shareholder meetings.
Quorum
At the scheme meeting to approve the Scheme of Arrangement Proposal, at least two shareholders representing at least two-thirds of the XL-Ireland ordinary shares that carry the right to vote at the meeting must be present. At the extraordinary general meeting, at least two shareholders must be present, in person or by proxy, representing at least two-thirds of the voting power of the issued XL-Ireland ordinary shares that carry the right to vote at the meeting in order for the meeting to proceed with all resolutions considered. An adjournment of either meeting can be approved by a quorum of at least two shareholders representing at least 50% of XL-Ireland ordinary shares that carry the right to vote at the meeting.
Votes of Shareholders Required for Approval
Scheme of Arrangement.   The Scheme of Arrangement Proposal requires approval by the affirmative vote of  (i) a majority in number of the registered holders of XL-Ireland ordinary shares attending the scheme meeting, in person or by proxy and (ii) 75% or more of the XL-Ireland ordinary shares voted at the scheme meeting, in person or by proxy.
For the purpose of calculating the “majority in number” requirement for the approval of the Scheme of Arrangement Proposal, each registered shareholder, voting in person or by proxy, will be counted as a single shareholder, regardless of the number of ordinary shares voted by that shareholder. Only shareholders whose names are recorded on XL-Ireland’s register of members will be counted for purposes of the “majority-in-number” requirement. As such, where shares are held through DTC (including ordinary shares held in “street name” by brokers through DTC) or other nominees on behalf of beneficial owners, and DTC (or such other nominee) is listed as the registered holder of such shares on XL-Ireland’s register of members, the Irish High Court will not “look through” the nominee to determine how the beneficial owners of shares instructed those shares to be voted. Accordingly, DTC and other nominee holders of ordinary shares who are registered shareholders will each be counted as one shareholder for the purpose of calculating the “majority in number” requirement. If a registered shareholder (including DTC or other nominee holder of ordinary shares) elects (or is directed) to vote a portion of such registered shareholder’s ordinary shares “FOR” the Scheme of Arrangement Proposal, and a portion “AGAINST” the Scheme of Arrangement Proposal, then that registered shareholder will be counted as one shareholder voting “FOR” the Scheme of Arrangement Proposal and as one shareholder voting “AGAINST” the Scheme of Arrangement Proposal, thereby effectively cancelling out that registered shareholder’s vote for the purposes of the “majority in number” calculation (but not for purposes of the 75% or more in value calculation).

EGM Scheme of Arrangement Proposal.   The EGM Scheme of Arrangement Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Capital Reduction Proposal.   The Capital Reduction Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Subsidiary Share Acquisition Proposal.   The Subsidiary Share Acquisition Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Directors’ Allotment Authority Proposal.   The Directors’ Allotment Authority Proposal requires the affirmative vote of more than 50% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.
Ireland Reserve Application Proposal.   The Ireland Reserve Application Proposal requires the affirmative vote of more than 50% of all XL-Ireland ordinary shares voted at the extraordinary general meeting, in person or by proxy.
Ireland Memorandum Amendment Proposal.   The Ireland Memorandum Amendment Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Ireland Articles Amendment Proposal.   The Ireland Articles Amendment Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Bermuda Bye-Law Amendment Threshold Proposal.   The Bermuda Bye-Law Amendment Threshold Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Bermuda Merger and Amalgamation Threshold Proposal.   The Bermuda Merger and Amalgamation Threshold Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Bermuda Repurchase Right Proposal.   The Bermuda Repurchase Right Proposal requires the affirmative vote of not less than 75% of all XL-Ireland ordinary shares voted, at the extraordinary general meeting, in person or by proxy.
Adjournment Proposals.   The Adjournment Proposals require the affirmative vote of XL-Ireland’s ordinary shares representing more than 50% of all XL-Ireland ordinary shares voted, in person or by proxy, at the relevant meeting.
For purposes of determining whether the required approval has been obtained for any of the meeting proposals described in this proxy statement, shares that are not voted at the applicable shareholder meeting will not be considered.
Approval of each of the Scheme of Arrangement Proposal, the EGM Scheme of Arrangement Proposal, the Capital Reduction Proposal, the Directors’ Allotment Authority Proposal, the Ireland Reserve Application Proposal, the Ireland Memorandum Amendment Proposal and the Ireland Articles Amendment Proposal by our shareholders is a condition to the effectiveness of the Scheme of Arrangement.
Intentions of Directors and Executive Officers.   Our directors and executive officers have indicated that they intend to vote their shares “FOR” each of the meeting proposals set forth in this proxy statement. On the record date, our directors and executive officers and their affiliates beneficially owned [•], or approximately [•]%, of the outstanding XL-Ireland ordinary shares.
Proxies
Two proxy cards are being sent to each shareholder as of the record date – one gold proxy card for the scheme meeting and one white proxy card for the extraordinary general meeting.

The accompanying proxies are being solicited on behalf of the Board of Directors of XL-Ireland. We have hired Georgeson LLC to assist in the distribution of proxy materials and the solicitation of proxies for a fee estimated at $[•], plus expenses. Proxies may be solicited on behalf of the Board by mail, and in person and by telephone. The XL group of companies will bear the cost of soliciting proxies. We will also reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the persons for whom they hold XL-Ireland ordinary shares. To the extent necessary in order to ensure sufficient representation at the shareholder meetings, XL-Ireland or its proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy cards without delay.
If you are a registered holder of XL-Ireland ordinary shares as of the record date, your XL-Ireland ordinary shares will be voted in accordance with your instructions if you mark, date, sign and return the accompanying proxy cards (one gold for the scheme meeting, and one white for the extraordinary general meeting) in the enclosed, postage-paid envelope as promptly as possible or if you appoint a proxy to vote your XL-Ireland ordinary shares by using the Internet. If you have timely submitted a properly executed proxy card or properly appointed a proxy to vote your XL-Ireland ordinary shares by using the Internet, your XL-Ireland ordinary shares will be voted as indicated.
If you do not wish to vote all of your XL-Ireland ordinary shares in the same manner on any particular proposal(s) at the shareholder meetings, you may specify your vote by clearly hand-marking the proxy card to indicate how you want to vote your XL-Ireland ordinary shares. You may not split your vote if you are giving voting instructions via the Internet or (for shareholders who hold their shares in “street name”) by telephone.
If you are a registered shareholder and if you do not specify on the applicable enclosed proxy card that is submitted or when giving your proxy via the Internet how you want to vote your XL-Ireland ordinary shares, the proxy holders will vote such unspecified XL-Ireland ordinary shares “FOR” each of the meeting proposals set forth in this proxy statement.
If you properly received a proxy card, you may grant a proxy to vote on the meeting proposals presented in one of the ways that are explained below under “—How You Can Vote—Registered Shareholders.”
If you hold your XL-Ireland ordinary shares in “street name” through a broker or nominee, please follow the voting instructions provided to your broker, which may include an option to vote by telephone.
If you are a holder of DDIs, you should follow the instructions you receive from Computershare UK (if you hold such DDIs directly) or through your broker or nominee.
Please see “—How You Can Vote—Shareholders Owning Shares Through Brokers or Nominees” below for more information. You may abstain on any proposal by marking “ABSTAIN” with respect to the proposal on your proxy card or via the Internet or by following instructions from your broker or nominee.
An abstention on any proposal has the effect of a vote not being cast with respect to the relevant shares in relation to that proposal. Although considered present for purposes of the relevant quorum requirement, such shares will not be considered when determining whether the proposal has received the required approval.
If you do not appoint a proxy and you do not vote at the shareholder meetings, your XL-Ireland ordinary shares will also not be considered when determining whether a proposal has received the required shareholder approval. Even if you do not appoint a proxy and you do not vote at the shareholder meetings, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the shareholder meetings in person or by proxy.

Revoking Your Proxy
You may revoke your proxy at any time before it is exercised at the shareholder meetings by one of the following means. If you are a registered shareholder, you may revoke your proxy by:
•
sending a written notice to our Secretary at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland, specifying that you are revoking your proxy with respect to the shareholder meetings. Your written notice must be received a sufficient amount of time before the shareholder meeting to permit the necessary examination and tabulation of the revocation before the votes are taken;

•
if you submitted a proxy card, submitting a new proxy card with respect to the shareholder meetings with a later date than the proxy you last submitted;

•
if you submitted voting instructions via the Internet, submitting new voting instructions via the Internet, which will replace the last proxy received; or

•
if you are a registered holder, voting in person at the shareholder meetings.

If you hold your XL-Ireland ordinary shares in “street name” beneficially though a broker or nominee, or if you are a holder of DDIs, you must follow the procedures required by Computershare UK (if you hold such DDIs directly) or your broker or nominee to revoke your proxy or change your vote. You should contact Computershare UK, if appropriate, or your broker or nominee if you have any questions with respect to these procedures.
Attending the shareholder meetings without taking one of the actions above will not revoke your proxy.
How You Can Vote
Registered Shareholders.   If you are a registered shareholder, you may vote your XL-Ireland ordinary shares either by voting in person at the shareholder meetings or by submitting a completed proxy. By submitting your proxy, you are legally authorizing another person to vote your XL-Ireland ordinary shares by proxy in accordance with your instructions. Each of the enclosed proxy cards designates [Michael McGavick] or, failing him, [Kirstin Gould] to vote your XL-Ireland ordinary shares in accordance with the voting instructions you indicate in your proxy.
If you submit your proxy designating [Michael McGavick] or, failing him, [Kirstin Gould] as the individuals authorized to vote your XL-Ireland ordinary shares, but you do not indicate how your XL-Ireland ordinary shares are to be voted, then your XL-Ireland ordinary shares will be voted by those individuals in accordance with the Board’s recommendations, which are described in this proxy statement. In addition, if any other matters are properly brought up at the shareholder meetings (other than the meeting proposals contained in this proxy statement), then each of these individuals will have the authority to vote your XL-Ireland ordinary shares on those matters in his or her discretion. The Board currently does not know of any matters to be raised at the shareholder meetings other than the meeting proposals contained in this proxy statement.
You may submit your proxy either by mail, courier or hand delivery or via the Internet (https://www.[________________]). Please let us know whether you plan to attend the shareholder meetings by marking the appropriate box on your proxy card or by following the instructions provided when you submit your proxy via the Internet. In order for your proxy to be validly submitted and for your XL-Ireland ordinary shares to be voted in accordance with your proxy, we must receive your mailed, couriered or hand-delivered proxy prior to the start of the applicable shareholder meeting. If you submit your proxy via the Internet, then you may submit your voting instructions up until [•] [a.m./p.m.], local time, on [•], 2016.
Shareholders Owning Shares Through Brokers or Nominees.   Shareholders who hold their shares in “street name” through a broker or nominee must vote their XL-Ireland ordinary shares by following the procedures established by their broker or nominee. This applies to our employees who received, through our employee plans, ordinary shares that are held in accounts with Merrill Lynch.

Under NYSE Rule 452, brokers and nominees who hold ordinary shares on behalf of customers will not have the authority to vote without direction on any of the matters to be considered at the shareholder meetings. If you hold your XL-Ireland ordinary shares through a broker or nominee and you do not instruct your broker or nominee on how to vote your XL-Ireland ordinary shares prior to the shareholder meetings, your broker or nominee, or the depository through which your broker holds your shares, will not be able to vote your XL-Ireland ordinary shares at the shareholder meetings or affect the outcome of the vote, which is based on shares voting. However, your XL-Ireland ordinary shares will be counted as present for purposes of the relevant quorum requirement. Under NYSE Rule 452, brokers and nominees who hold shares on behalf of customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for “non-routine” matters. We believe that the meeting proposals described in this proxy statement (other than the Adjournment Proposals) are proposals for non-routine matters.
Shareholders who hold their shares in the name of a broker or nominee and that plan to attend the shareholder meetings must present proof of ownership of XL-Ireland ordinary shares as of the record date, such as a brokerage account statement or letter from broker, together with a form of personal photo identification, to be admitted to the shareholder meetings. You may not vote your XL-Ireland ordinary shares in person at the shareholder meetings unless you obtain an “instrument of proxy” from the broker or nominee that holds your XL-Ireland ordinary shares.
Holders of DDIs.   Holders of DDIs through Computershare UK must vote the XL-Ireland ordinary shares underlying such DDIs by following the procedures established by Computershare UK (if you hold DDIs directly) or those established by their broker or nominee.
If you do not instruct your broker or nominee on how to vote the XL-Ireland ordinary shares underlying your DDIs prior to the shareholder meetings, the XL-Ireland ordinary shares underlying your DDIs will not be voted at the shareholder meetings and such XL-Ireland ordinary shares will not be considered unless your broker or nominee possesses discretionary voting authority when determining whether any applicable proposal has received the required approval. However, they will be counted as present by person or by proxy for purposes of the relevant quorum requirement.
If you hold DDIs, we recommend that you contact Computershare UK, if appropriate, or your broker or nominee directly for more information on the procedures by which the XL-Ireland ordinary shares underlying your DDIs can be voted. Computershare UK, if appropriate, or your broker or nominee will not be able to vote such XL-Ireland ordinary shares unless it receives appropriate instructions from you.
Holders of DDIs that plan to attend the shareholder meetings must present proof of ownership of DDIs as of the record date, such as a brokerage account statement or letter from broker, together with a form of personal photo identification, to be admitted to the shareholder meetings. You may not vote the XL-Ireland ordinary shares underlying your DDIs in person at the shareholder meetings unless you obtain an “instrument of proxy” from Computershare UK, if appropriate, or the broker or nominee that holds your XL-Ireland ordinary shares. You will need to follow the instructions of Computershare UK, if appropriate, or your broker or nominee in order to obtain such an “instrument of proxy”.
Validity
The chairman of each of the shareholder meetings will determine all questions as to validity, form and eligibility, including time of receipt and acceptance of proxies. His or her determination will be final and binding, provided, however, that such determination is subject to any decision made by a court of competent jurisdiction upon a lawful challenge to his or her determination. The chairman of the meeting has the right to waive any irregularities or conditions as to the manner of voting. The chairman of the meeting may accept your proxy by any form of written or electronic communication of the proxy instrument so long as he or she is reasonably assured that the communication is authorized by you.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth, as of February 28, 2016, information regarding the beneficial ownership of XL-Ireland shares held by: (1) each of our current directors and each of our named executive officers; and (2) all of our current directors and executive officers as a group. To our knowledge, except as otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by him or her, and none of the persons listed below owns any Series C or Series E preference shares. For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person has the right to acquire within 60 days after February 28, 2016. For purposes of computing the percentage of outstanding XL-Ireland ordinary shares held by each person or group of persons named below, any shares that such person or persons have the right to acquire within 60 days after February 28, 2016 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
Name	XL-Ireland ordinary shares beneficially owned(1)(2)	Percent of XL-Ireland ordinary shares
Ramani Ayer(3)	24,278	*
Paul Brand	161,037	*
Stephen Catlin(4)	987,665	*
Dale Comey(5)	77,628	*
Claus-Michael Dill	2,887	*
Robert Glauber(6)	72,060	*
Gregory Hendrick(7)	626,731	*
Paul Jardine	48,845	*
Edward Kelly III(8)	6,776	*
Suzanne Labarge(9)	20,332	*
Joseph Mauriello(10)	72,433	*
Michael McGavick(11)	2,779,126	*
Eugene McQuade(12)	69,769	*
Peter Porrino(13)	473,419	*
Clayton Rose(14)	33,428	*
Anne Stevens(15)	7,631	*
Sir John Vereker(16)	66,002	*
Current directors and executive officers of XL-Ireland as a group (24 persons in total)	7,264,403	2.47%

*
Represents less than 1% of the class of security beneficially owned.

(1)
Each share has one vote, except that if, and for so long as, the votes conferred by the Controlled Shares (as hereinafter defined) of any person constitute 10% or more of the votes conferred by the issued shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 10%, pursuant to a formula set forth in our Articles of Association. “Controlled Shares” include, among other things, all shares that a person (as defined in our Articles of Association) owns directly, indirectly or constructively (within the meaning of Section 13(d)(3) of the Exchange Act or Section 958 of the Code). XL-Bermuda’s memorandum of association will establish the same approximately 10% limit.

(2)
For directors, includes shares, deferred share units, deferred restricted shares and retainer share units credited to the accounts of the directors pursuant to their election to defer their annual retainer fees.

(3)
Includes 5,000 shares issuable upon exercise of vested stock options.

(4)
Includes 880 shares held by Spouse and 89,050 held by Catlin Settlement Trust.

(5)
Includes 13,829 retainer share units, deferred share units, deferred restricted shares and accrued dividends issuable upon retirement or separation from the Board of Directors. Also includes 17,500 shares issuable upon exercise of vested stock options.

(6)
Includes 4,738 retainer share units, deferred share units, deferred restricted shares and accrued dividends issuable upon retirement or separation from the Board of Directors. Also includes 20,000 shares issuable upon the exercise of vested stock options.

(7)
Includes 6,562 restricted shares that had not vested but which have voting rights, and 369,002 shares issuable upon exercise of vested stock options.

(8)
Includes 1,666 shares issuable upon exercise of vested stock options.

(9)
Includes 5,000 shares issuable upon exercise of vested stock options. Also includes 15,332 shares held in a personal holding company.

(10)
Includes 7,359 retainer share units, deferred share units, deferred restricted shares and accrued dividends issuable upon retirement or separation from the Board of Directors. Also includes 22,500 shares issuable upon the exercise of vested stock options.

(11)
Includes 16,000 restricted shares that had not vested but which have voting rights. Also includes 1,977,307 shares issuable upon the exercise of vested stock options.

(12)
Includes 8,883 retainer share units, deferred share units, deferred restricted shares and accrued dividends issuable upon retirement or separation from the Board of Directors. Also includes 17,500 shares issuable upon exercise of vested stock options.

(13)
Includes 234,515 shares issuable upon exercise of vested stock options.

(14)
Includes 1,666 shares issuable upon exercise of vested stock options.

(15)
Includes 5,000 shares issuable upon exercise of vested stock options.

(16)
Includes 2,433 retainer share units, deferred share units, deferred restricted shares and accrued dividends issuable upon retirement or separation from the Board of Directors. Also includes 17,500 shares issuable upon exercise of vested stock options.

BENEFICIAL OWNERSHIP OF MORE THAN
FIVE PERCENT OF ANY CLASS OF VOTING SECURITIES
As of February 26, 2016, the only persons known by us to be beneficial owners of more than five percent of XL-Ireland ordinary shares were as follows:
	XL-Ireland ordinary shares(1)
Name and Address of Beneficial Owner	shares beneficially owned	% of shares beneficially owned
T. Rowe Price Associates, Inc. 100 E. Pratt Street, Baltimore, Maryland 21202(2)	28,154,196	9.4%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355(3)	24,516,005	8.23%
Franklin Mutual Advisors, LLC 101 John F. Kennedy Parkway, Short Hills, NJ 07078(4)	23,245,743	7.8%
Blackrock, Inc. 55 East 52nd Street, New York, NY 10022(5)	22,710,422	7.6%
Wellington Management Group, LLP 280 Congress Street, Boston, MA 02210(6)	15,029,567	5.05%

(1)
Each share has one vote, except that if, and for so long as, the votes conferred by the Controlled Shares (as hereinafter defined) of any person constitute 10% or more of the votes conferred by the issued shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power equal to approximately (but slightly less than) 10%, pursuant to a formula set forth in our Articles of Association. “Controlled Shares” include, among other things, all shares that a person (as defined in our Articles of Association) owns directly, indirectly or constructively (within the meaning of Section 13(d)(3) of the Exchange Act or Section 958 of the Code). XL-Bermuda’s memorandum of association will establish the same approximately 10% limit.

(2)
Represents 10,466,242 shares with sole voting power and 28,094,232 shares with sole dispositive power. Beneficial ownership details are based upon information contained in the Schedule 13G/A filed with the SEC by T. Rowe Price Associates, Inc. on February 11, 2016.

(3)
Represents 549,506 shares with sole voting power, 23,925,054 shares with sole dispositive power, 28,800 shares with shared voting power and 590,951 shares with shared dispositive power. Beneficial ownership details are based upon information contained in the Schedule 13G/A filed with the SEC by The Vanguard Group on February 11, 2016.

(4)
Represents 23,245,743 shares with sole voting power and 23,245,743 shares with sole dispositive power. Beneficial ownership details are based upon information contained in the Schedule 13G filed with the SEC by Franklin Mutual Advisors, LLC on February 2, 2016.

(5)
Represents 20,128,075 shares with sole voting power and 22,710,422 shares with sole dispositive power. Beneficial ownership details are based upon information contained in the Schedule 13G/A filed with the SEC by Blackrock Inc. on January 27, 2016.

(6)
Represents 8,575,814 shares with shared voting power and 15,029,567 shares with shared dispositive power. Beneficial ownership details are based upon information contained in the Schedule 13G/A filed with the SEC by Wellington Management Company on February 11, 2016.

MARKET PRICE AND DIVIDEND INFORMATION
Information regarding the principal market for XL-Ireland ordinary shares and related shareholder matters is as follows:
XL-Ireland ordinary shares are traded on the NYSE under the symbol “XL” and on the BSX under the symbol “XL.BH”. As of [•], 2016, the approximate number of registered holders of XL-Ireland ordinary shares was [•]. Historical financial information may not be indicative of XL-Ireland’s or XL-Bermuda’s future performance. We have included no data for XL-Bermuda because this entity was not in existence during any of the periods shown below. The high and low sales price per XL-Ireland ordinary share on the NYSE and the dividends declared per XL-Ireland ordinary share for the following periods were as follows:
2014	High	Low	Dividends
First quarter	$31.85	$27.79	$0.16
Second quarter	33.41	30.54	0.16
Third quarter	35.52	31.83	0.16
Fourth quarter	36.35	30.83	0.16
2015
First quarter	$37.45	$33.98	$0.16
Second quarter	38.78	36.33	0.16
Third quarter	40.41	25.56	0.20
Fourth quarter	40.48	34.44	0.20
2016
First quarter (through February 26, 2016)	$38.70	$33.06	$0.20
On February 26, 2016, the last trading day before the public announcement of the change of place of incorporation of our holding company, the closing price of the XL-Ireland ordinary shares as reported by the NYSE was $34.64 per share. On [•], 2016, the most recent practicable date before the date of this proxy statement, the closing price of the XL-Ireland ordinary shares as reported by the NYSE was $[•] per share.
Future dividends, if any, on the XL-Ireland ordinary shares and/or the XL-Bermuda common shares will be at the discretion of the respective Boards of Directors and will depend on, among other things, our results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that the Boards of Directors may deem relevant, as well as our ability to continue to pay dividends in compliance with Irish or Bermuda law, as applicable. Under Bermuda law, a company may not declare a dividend, or make a distribution out of contributed surplus, if there are reasonable grounds for believing that: (i) the company is or would, after the payment, be unable to pay its liabilities as they become due; or (ii) the realizable value of the company’s assets would thereby be less than its liabilities.
Irish company law regulates the payment of dividends by XL-Ireland. XL-Ireland may only declare dividends out of  “profits available for distribution”. These are accumulated realized profits (not previously distributed) less accumulated realized losses (unless previously written off in a reorganization of capital duly made).
We intend to file an application with the NYSE to list the XL-Bermuda common shares that holders of XL-Ireland ordinary shares will receive in the Transaction. Immediately following the Effective Time, the XL-Bermuda common shares will be listed on the NYSE under the symbol “XL”, the same symbol under which the XL-Ireland ordinary shares are currently listed. XL-Bermuda common shares are also expected to be listed on the Bermuda Stock Exchange following the Effective Time under the symbol “XL.BH”, the same symbol under which the XL-Ireland ordinary shares are currently listed. We do not currently intend to list the XL-Bermuda common shares on any other stock exchange.
Please see “Risk Factors,” “Description of XL Group Ltd Share Capital—Dividends,” and “Proposal Number One: The Scheme of Arrangement Proposal—Amendment, Termination or Delay.” Please also see “Material Tax Considerations Relating to the Transaction.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements incorporated in this proxy statement by reference to the Annual Report on Form 10-K for the year ended December 31, 2015, and the effectiveness of internal control over financial reporting as of December 31, 2015 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report incorporated herein.

LEGAL MATTERS
Skadden, Arps, Slate, Meagher & Flom LLP has advised us as to certain matters, including certain matters under the U.S. securities laws and U.S. federal income tax consequences.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS
XL-Ireland’s annual general meeting of shareholders for 2016 is expected to occur on [•], 2016. In accordance with the rules established by the SEC, any shareholder proposal to be included in the proxy statement for that meeting submitted pursuant to Rule 14a-8 promulgated under the Exchange Act must have already been received by us by November 21, 2015. However, if the date of our 2016 annual general meeting of shareholders is changed by more than 30 days from the date of our 2015 annual general meeting, then the deadline for receipt of any shareholder proposal submitted pursuant to Rule 14a-8 is a reasonable time before we begin to print and send our proxy materials.
If the Transactions become effective, shareholder proposals intended for inclusion in XL-Bermuda’s proxy statement for its 2017 annual general meeting should be submitted in accordance with the procedures prescribed by Rule 14a-8 promulgated under the Exchange Act and sent to the Company Secretary at XL Group, 100 Washington Blvd., 6th Floor, Stamford, CT 06902. Such proposals must be received by November 15, 2016.
We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.
Pursuant to XL-Ireland’s articles of association, any shareholder entitled to attend and vote at an annual general meeting may nominate persons for election as directors if written notice of such shareholder’s intent to nominate such persons is received by the Secretary at the address above during the period provided in our articles of association. Specifically, written notice of a shareholder’s intent to make a director nomination at the 2017 annual general meeting must have been received by the Company Secretary no earlier than January 13, 2017 and no later than February 13, 2017 (with certain exceptions if the 2017 annual general meeting is held more than 30 days before or after the one-year anniversary of the date of the 2016 annual general meeting). Such notice must include any information required pursuant to Article 61 of XL-Ireland’s articles of association at the time of submission (or, if the Transactions become effective, bye-law 12 of XL-Bermuda’s bye-laws). The nomination of any person not made in compliance with the foregoing procedures will be disregarded.

COMMUNICATING WITH THE BOARD OF DIRECTORS
The Board welcomes your questions and comments. If you would like to communicate directly with the Board, our non-management directors as a group or Mr. Eugene McQuade, our non-executive chairman, then you may submit your communication to our Secretary at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland specifying the intended recipient(s). Communications and concerns will be forwarded to the Board, our non-management directors as a group or our non-executive chairman, as appropriate.

HOUSEHOLDING OF SHAREHOLDER DOCUMENTS
We may send a single set of shareholder documents to any household at which two or more shareholders reside. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps us to reduce our costs. Your materials may be househeld based on your prior express or implied consent. A number of brokerage firms with account holders who are XL-Ireland shareholders have instituted householding. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If your materials have been househeld and you wish to receive separate copies of these documents, or if you are receiving duplicate copies of these documents and wish to have the information househeld, you may notify your broker or write or call XL’s Investor Relations department at:
XL Group
Investor Relations
100 Washington Boulevard
6th Floor
Stamford, CT 06902
Telephone: (203)-964-3470
Fax: (203)-964-3444
Email: investorinfo@xlgroup.com

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports and other information with the SEC. You may read and copy materials that we have filed with the SEC, at the following location:
Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549
You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.
The SEC also maintains an Internet web site that contains reports, proxy and information statements and other information regarding issuers, including XL Group plc, who file electronically with the SEC. The address of that site is http://www.sec.gov. Reports, proxy statements and other information concerning XL Group plc may also be inspected at the offices of the NYSE, which are located at 20 Broad Street, New York, New York 10005.
The SEC allows us to “incorporate by reference” the information filed with it, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, and information we file later with the SEC (but prior to the date of the shareholder meetings) will automatically update and supersede this information. We incorporate by reference the documents listed below, which we have previously filed with the SEC and are considered a part of this proxy statement, and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the shareholder meetings (excluding any information “furnished” but not “filed”). These filings contain important information about XL Group:
•
XL Group plc’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015; and

•
The description of the XL Group plc ordinary shares contained in the Registration Statement on Form S-3, dated November 4, 2014, filed with the SEC under Section 12(b) of the Exchange Act.

These documents are available to any person, including any beneficial owner, upon request directed to our Investor Relations department by contacting us at:
XL Group
Investor Relations
100 Washington Boulevard
6th Floor
Stamford, CT 06902
Telephone: (203)-964-3470
Fax: (203)-964-3444
Email: investorinfo@xlgroup.com
To ensure timely delivery of these documents, any request should be made by [•], 2016. The exhibits to these documents will generally not be made available unless such exhibits are specifically incorporated by reference in this proxy statement.
In addition, we make available free of charge these documents and our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with the SEC on the Investor Relations section of XL’s website (http://XLgroup.com/XL-investor-relations). We do not intend for information contained on our website to be part of this proxy statement unless specifically incorporated herein.

We have not authorized anyone to give any information or make any representation about the Transaction or the meeting proposals contained herein or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference herein. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference herein.
The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

ANNEX A
SCHEME OF ARRANGEMENT
2016 No. [•] COS
THE HIGH COURT
IN THE MATTER OF
XL GROUP PUBLIC LIMITED COMPANY
IN THE MATTER OF THE COMPANIES ACT 2014
SCHEME OF ARRANGEMENT
(UNDER SECTIONS 449 TO 455 OF THE COMPANIES ACT 2014)
BETWEEN
XL GROUP PUBLIC LIMITED COMPANY
AND
THE HOLDERS OF THE SCHEME SHARES
(AS HEREINAFTER DEFINED)
PRELIMINARY
A.
In this Scheme of Arrangement (Scheme), unless inconsistent with the subject or context, the following expressions bear the following meanings:

the “Act,” the Companies Act 2014;
“Business Day,” any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of New York are authorised or required by law or executive order to be closed;
“Cancellation Record Time,” 10.00 p.m. (Irish time)/5:00 p.m. (Eastern Standard Time in the US) on the day before the Irish High Court hearing (if any) at which the Scheme is sanctioned;
“Cancellation Shares,” any XL Group Shares that are either (a) in issue before the Voting Record Time or (b) issued at or after the Voting Record Time and before the Cancellation Record Time in respect of which the original or any subsequent Holder shall (by virtue of the terms of issue of such XL Group Shares or otherwise) be or become bound by this Scheme, or in respect of which the original or any subsequent Holder shall have agreed to be bound by this Scheme but excluding, in all cases, the Designated Shares and any Treasury Shares;
“Circular,” the proxy statement dated [•], 2016 sent by the Company to XL Group Shareholders [(and for information only, to XL Group Option Holders)] of which this Scheme forms a part;
“Company” XL Group Public Limited Company, having a registered address at XL House, 8 St. Stephen’s Green, Dublin 2, Ireland. and registered no. 482042, and its successors;
“Consideration Shares” the New XL Shares to be issued credited as fully paid up referred to at Clause 2.1 of this Scheme;
“Court” the High Court of Ireland;
“Court Meeting,” the meeting or meetings of XL Group Shareholders (and any adjournment thereof) convened by Order of the Court pursuant to Section 450(3) of the Act to consider and, if thought fit, approve the Scheme (with or without amendment);
“Court Order,” the Order or Orders of the Court sanctioning the Scheme under Section 453(2)(c) of the Act and confirming the reduction of share capital which forms a part of it under Section 85 of the Act;
“Designated Share[s],” means the XL Group Shares to be held by New XL and if applicable, nominees appointed by New XL, in each case from a date prior to the date on which the Court Meeting is held;

“Effective Date,” the date on which this Scheme becomes effective in accordance with its terms;
“Extraordinary General Meeting” or “EGM,” the extraordinary general meeting of the XL Group Shareholders (and any adjournment thereof) to be convened in connection with the Scheme, expected to be held as soon as the preceding Court Meeting shall have been concluded or adjourned (it being understood that, if the Court Meeting is adjourned, the EGM shall be correspondingly adjourned);
“Forms of Proxy,” the Form of Proxy for the Court Meeting, and the Form of Proxy for the EGM, as the context may require;
“Holder,” in relation to any XL Group Share, the Member whose name is entered in the Register of Members as the holder of the share and “Joint Holders” shall mean the Members whose names are entered in the Register of Members as the joint holders of the share, and includes any person(s) entitled to XL Group Shares by transmission;
“Members,” members of the Company on its Register of Members at any relevant date (and each a “Member”);
“New XL” XL Group Ltd.;
“New XL Group Shares,” the new ordinary shares of US$0.01 each in the capital of the Company to be issued credited as fully paid up to New XL as part of the Scheme;
“New XL Shares,” the common shares of US$0.01 in the capital of New XL;
“Person,” includes natural persons, firms and bodies corporate;
“Reduction of Capital,” the reduction of the share capital of the Company by the cancellation of the Cancellation Shares to be effected as part of the Scheme as referred to in Clause 1.1 of this Scheme;
“Register of Members,” the Company’s register of members kept and maintained pursuant to the Act;
“Registrar,” the Registrar of Companies in Dublin, Ireland;
“Restricted Jurisdiction,” any jurisdiction in relation to which the Company is advised that the release, publication or distribution of the Circular or the related Forms of Proxy or the allotment and issue of New XL Group Shares, would or might infringe the laws of that jurisdiction or the laws of Ireland, Bermuda or the United States of America (or any applicable State thereof) or would or might require compliance with any governmental or other consent or any registration, filing or other formality that the Company is unable to comply with or regards as unduly onerous to comply with;
“Restricted Overseas Shareholder,” a Scheme Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Scheme Shareholder whom the Company believes to be in, or resident in, a Restricted Jurisdiction;
“Scheme” or “Scheme of Arrangement,” the proposed scheme of arrangement under Sections 449 to 455 of the Act and the capital reduction under Sections 84 and 85 of the Act with or subject to any modifications, additions or conditions approved or imposed by the Court and agreed to by New XL and the Company;
“Scheme Record Time,” 10.00 p.m. (Irish time)/5:00 p.m. (Eastern Standard Time in the US) on the day before the Effective Date;
“Scheme Shareholder,” a Holder of Scheme Shares;
“Scheme Shares,” the Cancellation Shares;
“Treasury Shares,” has the meaning conferred by Section 106 of the Companies Act 2014;

“US” or “United States,” the United States, its territories and possessions, including any State of the United States;
“US$,” “$” or “USD,” United States dollars, the lawful currency of the United States of America;
“Voting Record Time,” 10:00 p.m. (Irish time)/5:00 p.m. (Eastern Time in the US) on [•] 2016;
“XL Group Option,” an option to acquire XL Group Shares including any right of any kind, contingent or accrued, to receive XL Group Shares or benefits measured in whole or in part by the value of a number of XL Group Shares (including restricted stock units and performance stock units);
“XL Group Shares,” ordinary shares of US$0.01 each in the share capital of the Company;
“XL Group Shareholders” or “Shareholders,” Holders of XL Group Shares;
and cognate terms shall be construed accordingly. References to Clauses are to Clauses of this Scheme.
In this Scheme, unless the context requires otherwise, references to the singular include the plural, references to legislation are to that legislation as amended, varied or re-enacted from time to time and, in the case of statutes, to any statutory instruments enacted and any rules, regulations orders or directions made thereunder.
B.
The authorised share capital of  (the Company) at the date of this Scheme is €40,000 and $9,999,900 divided into 40,000 Subscriber Shares of  €1 each, 500,000,000 Ordinary Shares of US$0.01 each, and 499,990,000 Undesignated Shares of US$0.01 each. At the date of this Scheme $[•] Ordinary Shares of US$0.01 each have been issued.

C.
As at the close of business on the date of the Cancellation Record Time, New XL was the beneficial owner of the Designated Share[s].

D.
New XL has agreed to appear by counsel on the hearing to sanction this Scheme and to submit thereto. New XL undertakes to the Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

THE SCHEME
1.
Cancellation of the Cancellation Shares

1.1.
Pursuant to sections 84 to 85 of the Act, the issued share capital of the Company shall be reduced by cancelling and extinguishing all of the Cancellation Shares without thereby reducing the authorised share capital of the Company.

1.2.
Forthwith and contingently upon the Reduction of Capital taking effect:

(a)
the issued share capital of the Company shall be increased to its former amount by the creation, allotment and issue to New XL of such number of New XL Group Shares as shall be equal to the number of Cancellation Shares; and

(b)
the reserve arising in the books of account of the Company as a result of the said Reduction of Capital shall be capitalised and applied in paying up in full at par the New XL Group Shares allotted pursuant to Clause 1.2(a), which shall be allotted and issued credited as fully paid to New XL.

1.3.
New XL Group Shares allotted and issued to New XL pursuant to Clause 1.2 shall be credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

1.4.
All Certificates representing Scheme Shares shall cease to be valid.

2.
Consideration for the Cancellation Shares and the Allotment of the New XL Group Shares

2.1.
In consideration for the cancellation of the Cancellation Shares pursuant to Clause 1.1 and the allotment and issue of the New XL Group Shares as provided in Clause 1.2, New XL shall allot and issue credited as fully paid, in accordance with the provisions of Clause 3 below, one New XL Share to each Scheme Shareholder (as appearing on the Register of Members at the Scheme Record Time) for each Scheme Share.

2.2.
Neither New XL nor the Company shall be liable to any Scheme Shareholder for any cash payment, dividends or distributions with respect to Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.

3.
The Consideration Shares

Consideration Shares shall:
3.1.
be allotted and issued to each Holder credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever; and

3.2.
rank equally in all respects with the existing New XL Shares and shall be entitled to receive any dividends or other distributions declared or paid by New XL in respect of New XL Shares with a record date on or after the date of their issue.

4.
Overseas Shareholders

4.1.
The provisions of Clauses 2, 3 and 4 shall be subject to any prohibition or condition imposed by law. New XL and the Company may in their sole discretion determine that the New XL Shares will not be issued to Holders in, nor for the benefit of any Person in, nor otherwise made available in any Restricted Jurisdiction in which case, but subject to clause 4.2, New XL shall issue such New XL Shares to a nominee appointed by New XL as trustee for the Restricted Overseas Shareholders resident in that Restricted Jurisdiction on terms that those New XL Shares will, as soon as practicable following the Scheme becoming effective, be sold on behalf of such Restricted Overseas Shareholders and the net proceeds of such sale (after deduction of all expenses, taxes and commissions payable thereon) shall be paid to such Restricted Overseas Shareholders by such means as New XL may determine except where any such payment would or might, itself, infringe the laws of the Restricted Jurisdiction, Ireland, Bermuda or the United States of America (or any applicable State thereof), in which case New XL shall retain such net proceeds and account to such Restricted Overseas Shareholders therefor only where the Restricted Overseas Shareholders concerned demonstrate to New XL’s satisfaction that no such infringement would occur. None of New XL, the Company nor any broker or agent of either of them shall have any liability to any Restricted Overseas Shareholders nor to any other person for or in connection with any loss arising as a result of the timing or terms of such sale nor any failure to issue or otherwise make New XL Shares or the proceeds of sale thereof available to such Restricted Overseas Shareholders.

4.2.
Notwithstanding the provisions of Clause 4.1, the Company retains the right to permit the release, publication or distribution of the Circular or the Forms of Proxy to any Restricted Overseas Shareholder who satisfies the Company (in its sole discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction nor require compliance with any governmental or other consent or any registration, filing or other formality that the Company is unable to comply with or regards as unduly onerous to comply with.

5.
The Effective Date

5.1.
This Scheme shall become effective at such time as an office copy of the Court Order and a copy of the minute required by Section 86 of the Act has been duly delivered by the Company to the Registrar for registration and registered by him.

5.2.
Unless this Scheme shall become effective on or before [31 December] 2016 or such later date, if any as the Court may allow, the same shall lapse and never become effective.

5.3.
This Scheme shall not come into effect unless and until:

5.3.1.
It has been approved at the Court Meeting by a majority in number, representing 75% or more in value of the holders of XL Group shares entitled to vote thereat as required by Section 453 of the Act; and

5.3.2.
The following resolutions (each as defined in the Circular) have been approved at the EGM by the requisite majorities:

(i)
The EGM Scheme of Arrangement Proposal;

(ii)
The Capital Reduction Proposal;

(iii)
The Directors’ Allotment Authority Proposal;

(iv)
The Ireland Reserve Application Proposal;

(v)
The Ireland Memorandum Amendment Proposal; and

(vi)
The Ireland Articles Amendment Proposal.

5.3.3.
The Court has sanctioned this Scheme and confirmed the reduction in capital involved in the Scheme, an office copy of the Court Order and the minute required by Section 86 of the Act has been delivered to the Registrar of Companies and the Registrar of Companies has registered such Court Order and minute.

5.4.
The Company and New XL may determine in their absolute discretion not to take the necessary actions to seek sanction of this Scheme.

6.
Modification

The Company and New XL may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme that the Court may approve or impose.
7.
Costs

The Company is authorised and permitted to pay all of its costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.
8.
Governing Law

The Scheme shall be governed by, and construed in accordance with, the laws of Ireland and the Company and the Scheme Shareholders hereby agree that the Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto.
Dated this [•] day of  [•], 2016.

ANNEX B
FORM OF MEMORANDUM OF ASSOCIATION OF XL GROUP LTD
BERMUDA
THE COMPANIES ACT 1981
MEMORANDUM OF ASSOCIATION OF COMPANY LIMITED BY SHARES
Section 7(1) and (2)
MEMORANDUM OF ASSOCIATION
OF
Coral Reef Limited
(hereinafter referred to as “the Company”)
1.
The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.
We, the undersigned, namely,

Name and Address	Bermudian Status (Yes or No)	Nationality	Number of Shares Subscribed
Federico Candiolo Crawford House 50 Cedar Avenue Hamilton HM 11	No	Italian	1
Neil Horner Crawford House 50 Cedar Avenue Hamilton HM 11	No	British	1
do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.
3.
The Company is to be an exempted Company as defined by the Companies Act 1981.

4.
The Company, with the consent of the Minister of Finance, has power to hold land situate in Bermuda not exceeding ____ in all, including the following parcels:- N/A

5.
The authorised share capital of the Company is USD$100.00 divided into 10,000 shares of par value USD$0.01 each.

6.
The objects for which the Company is formed and incorporated are unrestricted.

B-1

7.
The following are provision regarding the powers of the Company:

i)
subject to paragraph 4, the Company may do all such things as are incidental or conducive to the attainment of its objects and shall have the capacity, rights, powers and privileges of a natural person;

ii)
subject to the provisions of Section 42 of the Companies Act 1981, the Company has the power to issue preference shares which at the option of the holders thereof are to be liable to be redeemed;

iii)
the Company has the power to purchase its own shares in accordance with the provisions of Section 42A of the Companies Act 1981; and

iv)
the Company has the power to acquire its own shares to be held as treasury shares in accordance with the provisions of Section 42B of the Companies Act 1981.

Signed by each subscriber in the presence of at least one witness attesting the signature thereof:-
/s/ Federico Candiolo Federico Candiolo
/s/ Neil Horner Neil Horner
(Subscribers)	(Witnesses)
Subscribed this 19th day of February 2016
B-2

ANNEX C
FORM OF BYE-LAWS OF XL GROUP LTD.
BYE-LAWS
of
XL Group Ltd.
(Adopted on [•], 2016)

C-i

C-ii

Schedule—Form A (Bye-Law 63)
C-iii

INTERPRETATION
1.
Interpretation

(1)
In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings:

(a)   “Act” means the Companies Act 1981 as amended from time to time;
(b)   “Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person, provided, that no Member of the Company shall be deemed an Affiliate of another Member solely by reason of an investment in the Company. For purposes of this definition, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise;
(c)   “Auditor” means any Person appointed to audit the accounts of the Company;
(d)   “Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;
(e)   “Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or The City of New York, United States, are authorised or obligated by law or executive or other order to close;
(f)   “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, or any United States federal statute from time to time in effect that has replaced such statute, and any reference in these Bye-laws to a provision of the Code or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a United States federal law, or any United States federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;
(g)   “Company” means the company for which these Bye-laws are approved and confirmed;
(h)   “Common Shares” means the Common Shares of the Company, initially having a par value of US$0.01 per share, and includes a fraction of an Common Share;
(i)   “Controlled Shares” in reference to any person means: (i) all shares of the Company directly, indirectly or constructively owned by such person within the meaning of Section 958 of the Code; and (ii) all shares of the Company directly, indirectly or constructively owned by any person or “group” of persons within the meaning of Section 13(d)(3) of the Exchange Act.
(j)   “Covered Arrangement” means, with respect to any person and as of any date, any agreement, arrangement or understanding (including any swaps or other derivative or short positions, profit interests, options, hedging transactions, and securities lending or borrowing arrangement) to which such person or its Affiliates is, directly or indirectly, a party as of such date (A) with respect to shares of the Company or (B) the effect or intent of which is to mitigate loss to, manage the potential risk or benefit of share price changes (increases or decreases) for, or increase or decrease the voting power of such person or any of its Affiliates with respect to securities of the Company or which may have payments based in whole or in part, directly or indirectly, on the value (or change in value) of any securities of the Company (other than, in each such case, interests in investment companies registered under the Investment Company Act of 1940 of the United States of America);
(k)   “Director” means a director of the Company;
(l)   “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, or any United States federal statute from time to time in effect that has replaced such statute, and any reference in these Bye-laws to a provision of the Exchange Act or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a United States federal law, or any United States federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;

(m)   “Fair Market Value” means, with respect to a repurchase of any shares of the Company in accordance with these Bye-laws, (i) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one (1) exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five (5) trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-laws or (ii) if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one (1) independent nationally recognised investment banking firm chosen by the Board and reasonably satisfactory to the Member whose shares are to be so repurchased by the Company, provided, that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (i) shall not include any discount relating to the absence of a public trading market for, or any transfer restrictions on, such shares, and (ii) such calculation shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be;
(n)   “general meeting,” “general meeting of the Company,” “special general meeting” and “special general meeting of the Company” each means a meeting of the Members of the Company having the right to attend and vote thereat;
(o)   “Member” means the Person registered in the Register of Members as the holder of shares in the Company and, when two (2) or more Persons are so registered as joint holders of shares, means the Person whose name stands first in the Register of Members as one of such joint holders or all of such Persons as the context so requires;
(p)   “Notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;
(q)   “Officer” means any Person appointed by the Board to hold an office in the Company;
(r)   “Person” means any natural person, company, corporation, firm, partnership, limited liability company, trust or any other business, enterprise, entity or other person, including any governmental authority, whether or not recognised as constituting a separate legal entity;
(s)   “Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;
(t)   “Register of Members” means the Register of Members referred to in these Bye-laws;
(u)   “Repurchase Notice” has the meaning specified in Bye-law 11(1)(c);
(v)   “Repurchase Price” has the meaning specified in Bye-law 11(1)(b);
(w)   “Resident Representative” means any Person appointed to act as resident representative and includes any deputy or assistant resident representative;
(x)   “Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary and any Person appointed by the Board to perform any of the duties of the Secretary;
(y)   “Securities Act” means the United States Securities Act of 1933, as amended from time to time, or any United States federal statute from time to time in effect which has replaced such statute, and any reference in these Bye-laws to a provision of the Securities Act or a rule or regulation promulgated thereunder means such provision, rule or regulation as amended from time to time or any provision of a United States federal law, or any United States federal rule or regulation, from time to time in effect that has replaced such provision, rule or regulation;
(z)   “share” means any share or any class or series of shares in the share capital of the Company, whether issued and outstanding or not, and includes a fraction of a share;

(aa)   “Subsidiary”, with respect to any Person, means a company, more than fifty percent (50%) (or, in the case of a wholly owned subsidiary, one hundred percent (100%)) of the outstanding voting shares of which are owned, directly or indirectly, by such Person or by one (1) or more other Subsidiaries of such Person, or any such Person and one (1) or more other Subsidiaries;
(bb)   “Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled;
(cc)   “United States” and “U.S.” each means the United States of America and any territory and political subdivision thereof;
(2)
In these Bye-laws, where not inconsistent with the context:

(a)   words denoting the plural number include the singular number and vice versa;
(b)   words denoting the masculine gender include the feminine gender;
(c)   words importing persons include companies, associations or bodies of persons whether corporate or not;
(d)   the word:
(i)   “may” shall be construed as permissive;
(ii)   “shall” shall be construed as imperative; and
(e)   unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.
(3)
Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in a visible form.

(4)
Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

(5)
In these Bye-laws, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given thereto, (b) the word “Board” in the context of the exercise of any power contained in these Bye-laws includes any committee consisting of one (1) or more individuals appointed by the Board, any Director holding executive office and any local or divisional Board, manager or agent of the Company to which or, as the case may be, to whom the power in question has been delegated in accordance with these Bye-laws, (c) no power of delegation shall be limited by the existence of any other power of delegation and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any Person who is for the time being authorised to exercise it under Bye-laws or under another delegation of the powers.

BOARD OF DIRECTORS
2.
Board of Directors

The business of the Company shall be managed and conducted by the Board.
3.
Management of the Company

(1)
In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting, and the business and affairs of the Company shall be so controlled by the Board. The Board also may present any petition and make any application in connection with the winding up or liquidation of the Company.

(2)
No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4.
Power to appoint chief executive officer; power to appoint chairperson of the Board

(1)
A chief executive officer of the Company, who may or may not be a Director, may be appointed by the Board at any time. Any chief executive officer shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

(2)
The Board may elect a chairperson of the Board an determine the period for which he is to hold office. The chairperson of the Board shall vacate that office if he vacates his office as a Director (otherwise than by the expiration of his term of office at a general meeting of the Company at which he is reappointed or reelected).

5.
Power to appoint manager

The Board may from time to time and at any time appoint a Person or a body of Persons to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.
6.
Power to authorise specific actions

The Board may from time to time and at any time authorise any Person or body of Persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument in the name and on behalf of the Company.
7.
Power to appoint attorney

The Board may from time to time and at any time by power of attorney appoint any Person or body of Persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period (or for unspecified length of time) and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of Persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.
8.
Power to delegate to a committee

The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee, consisting of such person or persons (whether Directors or not) as it thinks fit. The Board may make any such delegation on such terms and conditions with such restrictions as it thinks fit and either collaterally with, or to the exclusion of, its own powers and may from time to time revoke or vary such delegation. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations or limitations that may be imposed on it by the Board. The power to delegate to a committee extends to all of the powers, authorities and discretions of the Board generally

(including those conferred by Bye-law 10) and shall not be limited by the fact that in certain provisions of these Bye-laws, but not in others, express reference is made to a committee or to particular powers, authorities or discretions being exercised by the Board or by a committee of the Board.
All Board committees shall conform to such directions as the Board shall impose on them; provided, that each member shall have one (1) vote, and each committee shall have the right as it deems appropriate to retain outside advisors and experts. The meetings and proceedings of any committee of the Board consisting of two (2) or more members shall be governed by the provisions contained in these Bye-laws for regulating the meetings and proceedings of the Board so far as they are capable of applying and are not superseded by any regulations imposed by the Board except that, unless otherwise determined by the Board, the quorum necessary for the transaction of business at any committee meeting shall be two (2) members. Each committee shall cause minutes to be made of all meetings of such committee and of the attendance thereat and shall cause such minutes and copies of resolutions adopted by unanimous consent to be promptly inscribed or incorporated by the Secretary in the minute book.
9.
Power to appoint and dismiss employees

The Board may appoint, suspend or remove any officer, manager, Secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.
10.
Power to borrow and charge property

The Board may exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.
[If  “Proposal Number Eleven: The Bermuda Repurchase Right Proposal” is approved at the extraordinary general meeting of ordinary shareholders of XL Group plc scheduled to be held on [•], 2016, these bye-laws will include the following italicized provisions:]
11.
Exercise of power to purchase shares of or discontinue the Company

(1)
Purchase of Common Shares

(a)   The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.
(b)   Subject to the Act, if the Board in its sole discretion determines that ownership of shares of the Company by any Member may result in adverse tax, regulatory or legal consequences to the Company, any Subsidiary of the Company or any other Member, the Company will have the option, but not the obligation, to purchase all or part of the shares of the Company held by such Member to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences) for immediately available funds in an amount equal to the Fair Market Value of such shares on the Business Day immediately prior to the date the Company sends the Repurchase Notice referred to below (the “Repurchase Price”); provided, that the Board will use reasonable efforts to exercise this option equally among similarly situated Members (to the extent possible under the circumstances). In the event that the Company determines to purchase any such shares, the Company will be entitled to assign its purchase right to a third party or parties, including one or more of the other Members, with the consent of such assignee. Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member’s shares and, if so required by the Company, shall sell the number of shares of the Company that the Company requires it to sell.
(c)   In the event that the Company or its assignee(s) determines to purchase any such shares pursuant to Bye-law 11(b), the Company shall provide each Member concerned with written notice of such determination (a “Repurchase Notice”) at least seven (7) calendar days prior to such purchase or such shorter period as each such Member may authorise, specifying the date on which any such shares are to be purchased and the Repurchase Price. The Company may revoke the Repurchase Notice at any time before it (or its assignee(s)) pays for the shares. Neither the Company nor its assignee(s) shall be obligated to give general notice to the Members of any intention to purchase or the conclusion of any purchase of shares of the Company. The closing of any such purchase of shares of the Company shall be no less than seven (7) calendar days after receipt of the Repurchase Notice by the Member, unless such Member agrees to a shorter period, and payment of the Repurchase Price by the Company or its assignee(s) shall be by wire transfer or certified check.
(2)
Restrictions on repurchases of shares

If the Company purchases any shares pursuant to Bye-law 11(b), it shall do so only in a manner that the Board believes the consummation of such transaction would not have the effect of increasing the number of the Controlled Shares of any person to ten percent (10%) or any higher percentage of any class of voting Shares or of the total issued Shares or of the voting power of the Company. Notwithstanding the foregoing, the Board, in its sole discretion and by unanimous consent of all of the Directors then in office, may waive the provisions of this Bye-law 11(2).
(3)
Power to discontinue the Company

The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.
[If  “Proposal Number Eleven: The Bermuda Repurchase Right Proposal” is not approved at the extraordinary general meeting of ordinary shareholders of XL Group plc scheduled to be held on [•], 2016, these bye-laws will include the following italicized provisions:]
11.
Exercise of power to purchase shares of or discontinue the Company

(1)
Purchase of Common Shares

The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.
(2)
Power to discontinue the Company

The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.
12.
Election of Directors

(1)
The Board shall consist of not less than three (3) Directors nor more than fifteen (15) Directors with the exact number of Directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board. Any increase in the size of the Directors pursuant to this Bye-law 12(1) shall be deemed to be a vacancy and may be filled in accordance with Bye-law 16 hereof. Except in the case of a vacancy, Directors shall be elected by the Members at an annual general meeting or any special general meeting called for the purpose.

(2)
Directors elected by the Members shall hold office for such term as the Members may determine or, in the absence of such determination, until the next annual general meeting or until their successors are elected or appointed or their office is otherwise vacated.

(3)
No person shall be appointed a Director, unless nominated in accordance with the provisions of this Bye-law 12. Nominations of persons for appointment as Directors may be made:

(i)
by the Board;

(ii)
with respect to election at an annual general meeting, by any Member who holds Common Shares or other shares carrying the general right to vote at general meetings of the Company, who is a Member at the time of the giving of the notice provided for in Bye-law 12(4) and at the time of the relevant annual general meeting, and who timely complies with the notice procedures set forth in this Bye-law 12;

(iii)
with respect to election at an extraordinary general meeting requisitioned in accordance with Bye-law 36 and Section 74 of the Act, and in compliance with the other provisions of these Bye-laws and the Act relating to nominations of Directors and the proper bringing of business before a special general meeting; and

(iv)
by holders of any class or series of shares in the Company then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series, but only to the extent provided in such terms of issue,

(clauses (ii), (iii) and (iv) being the exclusive means for a Member to make nominations of persons for election to the Board).
(4)
Any Member who holds Common Shares or other shares carrying the general right to vote at general meetings of the Company may nominate a person or persons for election as Director at an annual general meeting only if  (in addition to the requirements of Bye-law 12(3)(ii)) written notice of such Member’s intent to make such nomination is given in accordance with the procedures set forth in this Bye-law 12, either by personal delivery or by mail, postage prepaid, to the Secretary of the Company at the address of the Secretary specified in the notice of an annual general meeting or accompanying proxy statement last sent to Members prior to the delivery of such Member’s written notice of nomination (or, if no such address was specified, at the registered office of the Company) not later than the close of business not less than 90 and not more than 120 clear days prior to the one (1) year anniversary date of the immediately preceding annual general meeting, provided, however, that if the date of the annual general meeting is more than 30 clear days before or after the anniversary date of the immediately preceding annual general meeting, such notice of nomination shall be given not later than the later of  (i) the close of business 30 clear days prior to the date of such annual general meeting or (ii) the close of business on the day that is 10 clear days after the first public announcement of the date of such annual general meeting. In no event shall any adjournment of an annual general meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Member’s notice as described above.

(5)
Each notice of a Member’s intent to make a nomination delivered pursuant to Bye-law 12(4) and each requisition in writing delivered in accordance with Bye-law 36 and Section 74 of the Act that sets forth a notice of a Member’s or Members’ intent to nominate one (1) or more persons for election as a Director shall, in each case, set forth:

(i)
as to the Member or Members giving notice and each beneficial owner, if different, on whose behalf the nomination is made, (A) the name and address of each such Member and each such beneficial owner, (B) the class or series and number of Shares of which each such Member and each such beneficial owner, respectively (and their respective Affiliates, naming such Affiliates), is, directly or indirectly, the registered or beneficial owner as of the date of such notice or requisition in writing, (C) a description of the material terms of any Covered Arrangement to which each such Member and each such beneficial owner, and their respective Affiliates, directly or indirectly, is a party as of the date of such notice or such requisition in writing, (D) any other information relating to each such Member and each such beneficial owner that would be required to be disclosed in a proxy statement in connection with a solicitation of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (whether or not then applicable to the Company and whether or not any such Member or beneficial owner intends to solicit proxies) (the disclosures to be made pursuant to the foregoing clauses (i)(B), (i)(C) and (i)(D), the “Member Disclosable Interests”), and (E) a representation that each such Member is a registered holder of Shares entitled to vote at the relevant meeting of Members and intends to appear in person or by proxy at the relevant meeting to nominate the person or persons specified in the notice or requisition in writing; provided, however, that “Member Disclosable Interests” shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is giving such notice solely as a result of being the Member directed to prepare and submit the notice required by this Bye-law 12 on behalf of one (1) or more beneficial owners;

(ii)
a description of all arrangements or understandings between each such Member and each such beneficial owner, and their respective Affiliates, and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member or Members;

(iii)
as to each person whom the Member or Members propose to nominate for election as a Director, (A) all information relating to such person as would have been required to be included in a proxy statement filed in connection with a solicitation of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (whether or not then applicable to the Company and whether or not the Member or Members intend to solicit proxies), (B) a description of the material terms of any Covered Arrangement to which such nominee or any of his or her Affiliates is a party as of the date of such notice or requisition in writing, and (C) the written consent of each nominee to being named in the notice or requisition in writing as a nominee and to serving as a Director if so elected; and

(iv)
an undertaking by each such Member and each such beneficial owner to (A) notify the Company in writing of any changes in the information provided in such notice or requisition in writing pursuant to clauses (i), (ii) and (iii) above as of the record date for determining Members entitled to vote at the relevant meeting of Members promptly (and, in any event, within five (5) Business Days) following the later of the record date or the date notice of the record date is first disclosed by public announcement and (B) deliver to the Company an updated notification of such information thereafter within two (2) Business Days of any change in such information and, in any event, within five (5) hours after the close of business (at the location at which the meeting is to take place) on the Business Day preceding the meeting date updated as of such close of business.

(6)
No person shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth in these Bye-laws. Except as otherwise provided by law, the Board or the chairperson of any meeting of Members to elect Directors may determine in good faith that a nomination was not made in compliance with the procedures set forth in the foregoing provisions of this Bye-law 12; and if the Board or the chairperson of the meeting should so determine, it shall be so declared to the meeting, and the defective nomination shall be disregarded. Notwithstanding anything in these Bye-laws to the contrary, unless otherwise required by law, if a Member intending to make a nomination at a meeting of Members in accordance with this Bye-law 12 does not timely appear in person or by proxy at the meeting to present the nomination, such nomination shall be disregarded, notwithstanding that appointments of proxy in respect of such nomination may have been received by the Company or any other person.

(7)
Notwithstanding the foregoing provisions of this Bye-law 12, any Member or Members intending to make a nomination at a meeting of Members in accordance with this Bye-law 12, and each related beneficial owner, if any, shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in these articles; provided, however, that any references in these articles to the Exchange Act are not intended to and shall not limit the requirements applicable to nominations made or intended to be made in accordance with clause (ii) or clause (iii) of Bye-law 12(3).

(8)
Nothing in this Bye-law 12 shall be deemed to affect any rights of the holders of any class or series of shares to elect or appoint Directors pursuant to any applicable terms of issue of any such shares.

(9)
A Director shall not require a share qualification.

13.
Defects in appointment of Directors

All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14.
Alternate Directors/Observer

There shall be no alternate Directors and no Director shall have the right to designate any person to attend meetings of the Board or committees of the Board as a non-voting observer.
15.
Removal of Directors

(1)
Members holding a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on a resolution to remove a Director may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director; provided, that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than fourteen (14) calendar days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director’s removal. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him or her and the Company.

(2)
A vacancy on the Board created by the removal of a Director under the provisions of Bye-law 15(1) may be filled by the Members holding at least a majority of the issued and outstanding shares entitled to vote at a general meeting or special meeting or conferring the right to vote on such resolution and, in the absence of such election or appointment, the Board may fill the vacancy in accordance with Bye-law 16. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

16.
Other Vacancies on the Board

(1)
The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of an increase in the size of the Board pursuant to Bye-law 12(1), the death, disability, disqualification (including having become of unsound mind, having become bankrupt or having made any arrangement or composition with his creditors generally), resignation, retirement or removal of any Director or if such Director’s office is otherwise vacated. A Director so appointed shall hold office for the balance of the term of such vacant Board position, or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

(2)
The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (a) filling vacancies on the Board, (b) summoning a general meeting of the Company or circulating a proposed written resolution of the Members or (c) preserving the assets of the Company.

(3)
The office of Director shall be deemed to be vacated if the Director:

(a)   is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;
(b)   is or becomes bankrupt or makes any arrangement or composition with his creditors generally;
(c)   is or becomes disqualified or of unsound mind or dies; or
(d)   resigns or retires from his or her office by notice in writing to the Company.
17.
Notice of meetings of the Board

(1)
A meeting of the Board may at any time be summoned by the chairperson of the Board or by the chief executive officer, if he is a Director. The Secretary shall also summon a meeting of the Board on the requisition of a Director. Notice of a meeting of the Board must be provided with such prior notice as the Board may from time to time determine (including as to the manner of giving notice), which notice shall set forth the general nature of the business to be considered, unless notice is waived in accordance with bye-law 17(3).
(2)
Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, electronic mail, facsimile or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

(3)
A Director may waive notice of any meeting either prospectively or retroactively or at the meeting in question. A Director in attendance at a meeting shall be deemed to have waived notice of such meeting. The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any Director shall not invalidate the proceedings at that meeting.

18.
Quorum at meetings of the Board

The quorum necessary for the transaction of business at a meeting of the Board may be fixed by the Directors and unless so fixed shall be one-third (1/3) of the Directors then in office, present in person or represented by a duly authorized representative appointed in accordance with the Act.
19.
Meetings of the Board

(1)
The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

(2)
Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(3)
A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail and the chairperson of the meeting shall not be entitled to a second or casting vote.

20.
Unanimous written resolutions

A resolution in writing signed by all the Directors, which may be in counterparts, shall be as valid as if it had been passed at a meeting of the Board duly called and constituted, such resolution to be effective on the date on which the last Director signs the resolution, provided, that no such resolution shall be valid unless the last signature of a Director is affixed outside the United States. Such resolution shall be deemed to be adopted as an act of the Board, at the place where, and at the time when, the last signature of a Director is affixed thereto.
21.
Contracts and disclosure of Directors’ interests

(1)
Any Director, or any Person associated with, related to or affiliated with any Director, may act in a professional capacity for the Company and such Director or such Person shall be entitled to remuneration for professional services as if such Director were not a Director, provided, that nothing herein contained shall authorise a Director or Director’s firm, partner or a company associated with, related to or affiliated with a Director to act as Auditor of the Company.

(2)
A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

(3)
Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairperson of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22.
Remuneration of Directors

(1)
The remuneration of the Directors shall be determined by the Board. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the Company or their duties as Directors generally.

(2)
A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his or her office of Director for such period on such terms as to remuneration and otherwise as the Board may determine.

(3)
The Board may award special remuneration and benefits to any Director undertaking any special work or services for, or undertaking any special mission on behalf of, the Company other than his or her ordinary routine work as a Director. Any fees paid to a Director who is also counsel or attorney to the Company, or otherwise serves it in a professional capacity, shall be in addition to his or her remuneration as a Director.

(4)
The Board may from time to time determine that, subject to the requirements of the Act, all or part of any fees or other remuneration payable to any Director of the Company shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

23.
Other interests of Directors

A Director may be or become a director or other officer of or otherwise interested in any Person promoted by the Company or in which the Company may be interested as a member or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interest in, such other Person. The Board may also cause the voting power conferred by the shares in any Person held or owned by the Company to be exercised in such manner in all respects as the Board thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other Person, or voting or providing for the payment of remuneration to the directors or officers of such Person.
OFFICERS
24.
Officers of the Company

The Board may appoint such officers (who may or may not be Directors) as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws. Subject to compliance with any requirement of the Act, the same individual may hold two (2) or more offices in the Company.
25.
Appointment of Secretary

The Secretary shall be appointed by the Board from time to time.
26.
Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.
27.
Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.
28.
Chairperson of meetings

(1)
The chairperson of the Board, if any, or, in his absence, another Director designated by the chairperson of the Board shall preside as chairperson at every general meeting of the Company. If neither the chairperson of the Board nor such other Director designated by the chairperson of the Board is present within 30 minutes after the time appointed for holding the meeting, the Members present shall choose one of their number to be chairperson of the meeting. The chairperson of the meeting shall take such action as he thinks fit to promote the proper and orderly conduct of the business of the meeting as laid down in the notice of the meeting.
(2)
At any meeting of the Board, the chairperson of the Board shall preside or, in his absence, any Director designated by the chairperson of the Board. However, if no chairperson of the Board or Director designated by the chairperson of the Board is present at the time appointed for holding the meeting, the Directors present may choose one of their number to be chairperson of the meeting.

29.
Register of Directors and Officers

The Board shall cause to be kept in one (1) or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.
MINUTES
30.
Obligations of the Board to keep minutes

(1)
The Board shall cause minutes to be duly entered in books provided for the purpose:

(a)   of all elections and appointments of Officers;
(b)   of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and
(c)   of all resolutions and proceedings of general meetings of the Members, meetings of the Board, and meetings of committees appointed by the Board.
(2)
Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.

INDEMNITY
31.
Indemnification of Directors and Officers of the Company

(1)
The Directors, Secretary and other Officers (such term to include, for the purposes of Bye-laws 31 and 32, any person appointed to any committee by the Board), the Resident Representative and employees and agents of the Company or any Subsidiary of the Company who has acted or is acting in relation to any of the affairs of the Company and the liquidator or trustees (if any) who has acted or is acting in relation to any of the affairs of the Company, any person serving at the request of the Company as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company or any Subsidiary of the Company, and every one of them, and their heirs, executors and administrators (each, an “Indemnified Person”), shall be indemnified and secured harmless out of the assets of the Company from and against all liabilities, actions, costs, charges, losses, damages and expenses (including liabilities under contract, tort and statue or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) which they or any of them shall or may incur or sustain by or by reason of any act done, concurred in or omitted (actual or alleged) in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, and the indemnity contained in this Bye-law shall extend to any Indemnified Person acting in any office or trust on the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect to such appointment or election, or in relation thereto, provided that this indemnity shall not extend to any matter prohibited by the Act. As used in this article, references to the “Company” include all constituent companies in a consolidation, scheme of arrangement, amalgamation or merger in which the Company or a predecessor to the Company by consolidation, scheme of arrangement, amalgamation or merger was involved.
(2)
No Indemnified Person shall be liable for the acts, neglects, defaults or omission of any other Indemnified Person, provided that this indemnity shall not extend to any matter prohibited by the Act.

(3)
Expenses (including attorneys’ fees) actually and reasonably incurred by any Indemnified Person in defending any civil, criminal, administrative or investigative action, suit or proceeding or threat thereof for which indemnification is sought pursuant to Bye-law 31(1) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall be ultimately determined that such Indemnified Person is not entitled to be indemnified by the Company as authorised in these Bye-laws or otherwise pursuant to applicable law. Such expenses (including attorneys’ fees) incurred by agents of the Company may be paid upon the receipt of the aforesaid undertaking and such terms and conditions, if any, as the Board deems appropriate.

(4)
The indemnification and advancement of expenses provided in these Bye-laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may now or hereafter be entitled under any statute, agreement, vote of Members or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(5)
The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 31 shall, unless otherwise provided when authorised or ratified, continue as to a Indemnified Person who has ceased to hold the position for which such Indemnified Person is entitled to be indemnified or advanced expenses and shall inure to the benefit of the heirs, executors and administrators of such an Indemnified Person.

(6)
No amendment or repeal of any provision of this Bye-law 31 shall alter, to the detriment of any Indemnified Person, the right of such Indemnified Person to the indemnification or advancement of expenses related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

32.
Waiver of claim by Member

Each Member agrees to waive any claim or right of action it might have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any action taken by such Indemnified Person, or the failure of such Indemnified Person to take any action in the performance of his duties with or for the Company or any Subsidiary thereof, provided, such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Indemnified Person.
MEETINGS
33.
Notice of annual general meeting

The annual general meeting of the Company shall be held in each year at such time and place as the chairperson of the Board, or the chief executive officer who is a Director, or any two (2) Directors, or any Director and the Secretary or the Board shall appoint. At least thirty (30) clear days’ notice of such meeting shall be given to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting. The annual general meeting of the Company shall be held outside the United States. Any annual general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.

34.
Notice of special general meeting

The chairperson of the Board, or the chief executive officer who is a Director, or any two (2) Directors, or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon at least thirty (30) clear days’ notice to each Member entitled to vote thereat as at the relevant record date determined pursuant to Bye-law 62 stating the date, time, place and the general nature of the business to be considered at the meeting. Any such special general meeting of the Company shall be held outside the United States. Any special general meeting of the Company purported to be convened and held in the United States shall be void, and any business conducted at any such purported meeting shall be of no force or effect.
35.
Accidental omission of notice of general meeting; Business to be conducted; Deemed notice

(1)
The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any Person entitled to receive notice shall not invalidate the proceedings at that meeting.

(2)
Subject to the Act, business to be brought before a general meeting of the Company must be specified in the notice of the meeting. Only business that the Board has determined can be properly brought before a general meeting in accordance with these Bye-laws and applicable law shall be conducted at any general meeting, and the chairperson of the general meeting may refuse to permit any business to be brought before such meeting that has not been properly brought before it in accordance with these Bye-laws and applicable law.

(3)
The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting. A Member present, either in person or by proxy, at any general meeting of the Company or of the holders of any class or series of shares in the Company, will be deemed to have received notice of that meeting and, where required, of the purpose for which it was called.

36.
Meeting called on requisition of Members

The Board shall, on the requisition of Members holding at the date of the deposit of the requisition shares representing ten percent (10%) or more of the paid up capital of the Company at the date of the deposit carrying the right to vote at general meetings, forthwith proceed to convene a special general meeting of the Company and the provisions of Section 74 of the Act shall apply.
37.
Short notice

A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, which majority must hold not less than ninety-five percent (95%) in nominal value of the shares having the right to attend and vote thereat in the case of a special general meeting.
38.
Postponement or cancellation of meetings

The Secretary or any Director may postpone or cancel any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided, that notice of postponement or cancellation is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed cancelled meeting shall be given to each Member in accordance with the provisions of these Bye-laws.
39.
Quorum for general meeting

At any general meeting of the Company two (2) or more persons present in person and representing in person or by proxy more than fifty percent (50%) of the aggregate voting power of the Company as at the relevant record date determined pursuant to Bye-law 62 shall form a quorum for the transaction of business, provided, that if the Company shall at any time have only one (1) Member, one (1) Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one (1) week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is so adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws. No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business and continues throughout the meeting, but the absence of a quorum shall not preclude the appointment, choice or election of a chairperson of the meeting which shall not be treated as part of the business of the meeting.
40.
Adjournment of meetings

(1)
The chairperson of a general meeting may, with the consent of a majority of the voting rights of those Members present in person or by proxy (and shall if so directed by Members holding a majority of the voting rights of those Members present in person or by proxy), at any general meeting whether or not a quorum is present adjourn the meeting. Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws with respect to a special general meeting of the Company.

(2)
In addition, the chairperson of the meeting may adjourn the meeting to another time and place without such consent or direction if it appears to him or her that:

(a)   it is likely to be impracticable to hold or continue that meeting because of the number of Members who are not present; or
(b)   the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or
(c)   an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.
41.
Attendance at meetings; Security

(1)
Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting, provided that no such meeting shall be held if use of such telephone, electronic or other communication facilities is commenced, made, continued, relayed in or from or in any way connected to the United States, and no Member shall communicate in any meeting if such participation takes place in or from or is connected to the United States, and any business conducted at such purported meeting shall be of no force or effect.

(2)
The Board may make any security arrangements which it considers appropriate relating to the holding of a general meeting of the Company, including arranging for any person attending a meeting to be searched and for items of personal property which may be taken into a meeting to be restricted, and any person who fails to comply with any such arrangements may be refused entry to the meeting.

42.
Written resolutions

(1)
Subject to Bye-law 42(6), anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members, may, without a meeting, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution or the record date determined pursuant to Bye-law 62 would be entitled to attend the meeting and vote on the resolution.

(2)
A resolution in writing may be signed by any number of counterparts.

(3)
For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date. Any resolution in writing may be signed within or outside the United States; provided that no such resolution shall be valid unless the signature of the last Member signing such resolution is affixed outside of the United States.

(4)
A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(5)
A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of Sections 81 and 82 of the Act.

(6)
This Bye-law shall not apply to:-

(a)   a resolution passed pursuant to Section 89(5) of the Act; or
(b)   a resolution passed for the purpose of removing a Director before the expiration of his term of office under these Bye-laws.
43.
Application of provisions; Attendance of Directors

(1)
Subject to the Companies Act, all of the provisions of these Bye-laws (including Bye-law 52) relating to meetings and resolutions of Members (other than to meetings of any separate class or series of Members) shall apply mutatis mutandis to (a) any separate meeting of holders of Common Shares and (b) any separate meeting of any other class or series of Members, except as otherwise expressly provided in the terms of issue of such other class or series of shares.

(2)
The Directors and Auditors shall be entitled to receive notice of and to attend and be heard at any general meeting.

44.
Voting at meetings

(1)
Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail and the chairperson of the meeting shall not be entitled to a second or casting vote.

(2)
No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

(3)
At any general meeting if an amendment is proposed to any resolution under consideration and the chairperson of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

45.
Voting on show of hands

At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to these Bye-laws and any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one (1) vote and shall cast such vote by raising his or her hand. In the event that a Member participates in a general meeting by telephone, electronic or other communications facilities or means, the chairperson of the meeting shall direct the manner in which such Member may cast his vote on a show of hands.

46.
Decision of chairperson

At any general meeting a declaration by the chairperson of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.
47.
Demand for a poll

(1)
Notwithstanding the provisions of Bye-laws 45 and 46, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

(a)   the chairperson of such meeting; or
(b)   at least three (3) Members present in person or represented by proxy; or
(c)   any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or
(d)   any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.
(2)
Where, in accordance with the Bye-law 47(1), a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares and any other provision of these Bye-laws, every person present at such meeting shall have one (1) vote for each voting share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in Bye-law 47(4) or in the case of a general meeting at which one (1) or more Members are present by telephone in such manner as the chairperson of the meeting may direct. The result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one (1) vote need not use all of his or her votes or cast all the votes he or she uses in the same way.

(3)
A poll demanded in accordance with the provisions of Bye-law 47(1), for the purpose of electing a chairperson of the meeting or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairperson of the meeting may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

(4)
Where a vote is taken by poll, each Person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by a committee of not less than two (2) members or proxy holders appointed by the chairperson of the meeting for that purpose. The result of the poll shall be declared by the chairperson of the meeting.

48.
Seniority of joint holders voting

In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49.
Instrument of proxy

(1)
Every Member entitled to vote has the right to do so either in person or by one (1) or more persons authorised by a proxy executed and delivered in accordance with these Bye-laws. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney authorised by him or her in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. A Member that is the holder of two (2) or more shares may appoint more than one (1) proxy to represent such Member and vote on its behalf in respect of different shares.

(2)
The instrument appointing a proxy together with such other evidence as to its due execution as the Board may from time to time require shall be delivered at the registered office of the Company (or at such place or places as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written resolution, in any document sent therewith) not less than twenty-four (24) hours or such other period as the Board may determine, prior to the holding of the relevant meeting or adjourned meeting at which the individual named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written resolution, prior to the effective date of the written resolution and in default the instrument of proxy shall not be treated as valid.

(3)
Instruments of proxy shall be in any common form or other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written resolution forms of instruments of proxy for use at that meeting or in connection with that written resolution. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

(4)
A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided, that no notice in writing of such death, insanity or revocation shall have been received by the Company at the registered office of the Company (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) at least one (1) hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the calendar day before the effective date of any written resolution at which the instrument of proxy is used.

(5)
Subject to the Act, the Board may, or the chairperson of the relevant meeting may at his or her discretion (with respect to such meeting only), waive any of the provisions of these Bye-laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Member at general meetings or to sign written resolutions. The decision of the chairperson of any general meeting as to the validity of any appointment of a proxy shall be final.

50.
Representation of corporations at meetings

A corporation which is a Member may, by written instrument, authorise one (1) or more persons as it thinks fit to act as its representative at any meeting of the Members and the person or persons so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person or persons represent as that corporation could exercise if it were an individual Member. Such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present at the meeting. Notwithstanding the foregoing, the chairperson of the meeting may accept such assurances as he or she thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

SHARE CAPITAL AND SHARES
51.
Rights of shares

(1)
Subject to any resolution of the Members to the contrary and without prejudice to any special rights conferred on the holders thereby of any other class or series of shares, the share capital of the Company shall consist of a single class of Common Shares. Subject to the provisions of these Bye-laws, the holders of the Common Shares shall:

(a)   be entitled to one (1) vote per share;
(b)   be entitled to share equally and ratably in such dividends as the Board may from time to time declare;
(c)   in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to share equally and ratably in the surplus assets of the Company; and
(d)   generally be entitled to enjoy all of the rights attaching to shares.
(2)
All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

52.
Limitation on voting rights of Controlled Shares.

(1)
Notwithstanding anything to the contrary in Bye–law 51(1), if and so long as the votes conferred by the Controlled Shares of any person constitute ten percent (10%) or more of the votes conferred by the issued shares of the Company, each issued share comprised in such Controlled Shares shall confer only a fraction of a vote that would otherwise be applicable according to the following formula:

[(T divided by 10) – 1] divided by C
Where: “T” is the aggregate number of votes conferred by all the issued shares of the Company; and “C” is the number of votes conferred by the Controlled Shares of such person.
For the purposes of this article, “person” shall include any “group” of persons within the meaning of Section 13(d)(3) of the Exchange Act.
(2)
If, as a result of giving effect to the foregoing provisions of this Bye–law 52 or otherwise, the votes conferred by the Controlled Shares of any person would otherwise represent more than ten percent (10%) of the votes conferred by all of the issued shares of the Company, the votes conferred by the Controlled Shares of such person shall be reduced in accordance with the foregoing provisions of this Bye–law 52. Such process shall be repeated until the votes conferred by the Controlled Shares of each person represent no more than ten percent (10%) of the votes conferred by all of the issued shares of the Company.

(3)
Notwithstanding the foregoing provisions of this Bye–law 52, after having applied the provisions thereof as best as they consider reasonably practicable, the Board may make such final adjustments to the aggregate number of votes conferred by the Controlled Shares of any person that it considers fair and reasonable in all the circumstances to ensure that such votes represent less than ten percent (10%) of the aggregate voting power of the votes conferred by all of the issued shares of the Company.

(4)
The determination by the Board of any adjustments to voting power of any shares made pursuant to this Bye-law 52 shall be final and binding on all Persons. The Company shall have no obligation to provide notice to any Member of any adjustment to its voting power that may result from the application of this Bye-law 52.

53.
Power to issue shares

(1)
Subject to the provisions of these Bye-laws and to any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the unissued shares (whether forming part of the original share capital or any increased share capital) shall be at the disposal of the Board, which may issue, offer, allot, exchange or otherwise dispose of shares or options, warrants or other rights to purchase shares or securities convertible into or exchangeable for shares (including any employee benefit plan providing for the issuance of shares or options, warrants or other rights in respect thereof), at such times, for such consideration and on such terms and conditions as it may determine.

(2)
Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue non-voting Common Shares that do not entitle the holders thereof to voting rights.

(3)
Subject to the provisions of these Bye-laws and any limitations prescribed by law, and without prejudice to any special rights previously conferred on the holders of any existing class or series of shares, the Board is authorized to issue any unissued shares of the Company on such terms and conditions as it may determine (including that they are to be redeemed on the happening of a specified event or on a given date or that they may be redeemed at the option of the Company or holder (the manner and terms of redemption in all cases to be set by the Board) and any class or series of shares may be issued with such preferred or other special rights as the Board may determine (including such preferred or other special rights or restrictions with respect to dividend, voting, liquidation or other rights of the shares as may be determined by the Board). The Board may establish from time to time the number of shares to be included in each such class or series, which number may be increased (except as otherwise provided by the Board in creating such class or series) or decreased (but not below the number of shares thereof then in issue) from time to time by resolution of the Board, and to fix the designation, powers, preferences, redemption provisions, restrictions and rights to such class or series and the qualifications, limitations or restrictions thereof. The terms of any class or series of shares shall be set forth in a Certificate of Designation in the minutes of the Board authorising the issuance of such shares and such Certificate of Designations shall be attached as an exhibit to these Bye-laws, but shall not form part of these Bye-laws, and may be examined by any Member on request. The rights attaching to any Common Share shall be deemed not to be altered by the allotment of any class or series of shares issued pursuant to this Bye-law 53(3) even if such class or series of shares does or will rank in priority for payment of a dividend or in respect of capital or surplus or confer on the holder thereof voting rights more favourable than those conferred by such Common Share and shall not otherwise be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

(4)
The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

(5)
The Company may from time to time do any one (1) or more of the following things:

(a)   make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;
(b)   accept from any Member the whole or a part of the amount remaining unpaid on any shares held by such Member, although no part of that amount has been called up;
(c)   pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and
(d)   issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

54.
Variation of rights and alteration of share capital

(1)
If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of all of the issued and outstanding shares of that class or with the sanction of a resolution passed by two-thirds (2/3) of votes cast by Members present or represented by proxy and voting at such general meeting holders of the shares of the class in accordance with Section 47(7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

(2)
The Company may if authorized by resolution of the Members increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act; provided, a reduction of issued share capital shall require the affirmative vote of  (i) seventy-five percent (75%) of votes cast by Members present or represented by proxy and voting at such general meeting. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit, including the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

55.
Registered holder of shares

(1)
The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person. This shall not preclude the Company from requiring the Members or a transferee of shares to furnish the Company with information as to the beneficial ownership of  (or other interest of any person in) any share.

(2)
Any dividend, interest or other moneys payable in cash in respect of shares may be paid by wire transfer, by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares, any one (1) holder can give an effectual receipt for any dividend paid in respect of such shares.

56.
Death of a joint holder

Where two (2) or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.
57.
Share certificates

(1)
Every Member shall be entitled to a share certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

(2)
The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom such shares have been allotted.

(3)
If any such certificate shall be proved to the satisfaction of the Secretary to have been worn out, lost, mislaid or destroyed the Secretary may cause a new certificate to be issued and request an indemnity for the lost certificate if he or she sees fit.

(4)
Notwithstanding any provisions of these Bye-laws:

(i)
the Board shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangement they may, in their absolute discretion, think fit in relation to evidencing of title to and transfer of uncertificated shares and to the extent such arrangements are so implemented, no provisions of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of shares in uncertificated form; and

(ii)
unless otherwise determined by the Board and as permitted by the Act and any other applicable laws and regulations, no person shall be entitled to receive a certificate in respect of any share for so long as the title to that share is evidenced otherwise than by a certificate and for so long as transfers of that share may be made otherwise than by written instrument.

58.
Calls on shares

The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members (and not made payable at fixed times by the terms and conditions of issue).
59.
Forfeiture of shares

(1)
If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice providing that if payment of the call and interest thereon in respect of such Member’s shares is not paid such shares shall be liable to forfeiture.

(2)
If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

(3)
A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

REGISTER OF MEMBERS
60.
Contents of Register of Members

The Board shall cause to be kept in one (1) or more books a Register of Members and shall enter therein the particulars required by the Act.
61.
Inspection of Register of Members

(1)
The Register of Members shall be open to inspection at the registered office of the Company on every Business Day, subject to such reasonable restrictions as the Board may impose, so that not less than two (2) hours in each Business Day be allowed for inspection. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty (30) calendar days in each year.

(2)
Subject to the provisions of the Act, the Company may keep one (1) or more overseas or branch registers in any place, and the Board may make, amend and revoke any such regulations as it may think fit respecting the keeping of such registers and the contents thereof.

62.
Determination of record dates

(1)
Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of any general meetings and to vote at any general meeting. Any such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice is dispatched.

(2)
In relation to any general meeting of the Company or of any class of Member or to any adjourned meeting or any poll taken at a meeting or adjourned meeting of which notice is given, the Board may specify in the notice of meeting or adjourned meeting or in any document sent to Members by or on behalf of the Board in relation to the meeting, a time and date (a “Record Date”) prior to the date fixed for the meeting (the “Meeting Date”) and, notwithstanding any provision in these Bye-Laws to the contrary, in such case:

(i)
each person entered in the Register at the Record Date as a Member, or a Member of the relevant class (a “Record Date Holder”) shall be entitled to attend and to vote at the relevant meeting and to exercise all of the rights or privileges of a Member, or a Member of the relevant class (in each case subject to Bye-Law 63), in relation to that meeting in respect of the Shares, or the Shares of the relevant class, registered in his name at the Record Date;

(ii)
as regards any Shares, or Shares of the relevant class, which are registered in the name of a Record Date Holder at the Record Date but are not so registered at the Meeting Date (‘‘Relevant Shares”), each holder of any Relevant Shares at the Meeting Date shall be deemed to have irrevocably appointed that Record Date Holder as his proxy for the purpose of attending and voting in respect of those Relevant Shares at the relevant meeting (with power to appoint, or to authorise the appointment of, some other person as proxy), in such manner as the Record Date Holder in his absolute discretion may determine; and

(iii)
accordingly, except through his proxy pursuant to paragraph (2) of this Bye-Law, a holder of Relevant Shares at the Meeting Date shall not be entitled to attend or to vote at the relevant meeting, or to exercise any of the rights or privileges of a Member, or a Member of the relevant class, in respect of the Relevant Shares at that meeting.

(3)
The entry of the name of a person in the Register as a Record Date Holder shall be sufficient evidence of his appointment as proxy in respect of any Relevant Shares for the purposes of this paragraph, but all the provisions of these Bye-Laws relating to the execution and deposit of an instrument appointing a proxy or any ancillary matter (including the Board’s powers and discretions relevant to such matter) shall apply to any instrument appointing any person other than the Record Date Holder as proxy in respect of any Relevant Shares.

TRANSFER OF SHARES
63.
Instrument of transfer

(1)
An instrument of transfer shall be in the form or as near thereto as circumstances admit of Form “A” in the Schedule hereto or in such other common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided, that in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

(2)
The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate (if applicable) in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

(3)
Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.

64.
Restriction on transfer

(1)
Subject to the Act, this Bye-law 64 and such other of the restrictions contained in these Bye-laws and elsewhere as may be applicable, any Member may sell, assign, transfer or otherwise dispose of shares of the Company at the time owned by it and, upon receipt of a duly executed form of transfer in writing, the Directors shall procure the timely registration of the same. If the Directors refuse to register a transfer for any reason they shall notify the proposed transferor and transferee within thirty (30) calendar days of such refusal.

(2)
The Board shall decline to register a transfer of shares if it appears to the Board, whether before or after such transfer, that the effect of such transfer would be to increase the number of the Controlled Shares of any person to ten percent (10%) or any higher percentage of any class of voting shares or of the total issued shares or of the voting power of the Company. The Board may, in its discretion, advise any person that any transfer which would increase the number of such person’s Controlled Shares to ten percent (10%) or any higher percentage of any class of voting shares or the total issued shares or voting power of the Company may not be made and will not be recognized for any purpose and any such transfer purported to have been made to such person after receipt of such notice by such person shall be null and void.

(3)
The Board in its sole discretion may decline to register the transfer of any shares if the Board determines that the transfer of shares of the Company by any Member may require registration under the Securities Act or under any blue sky or other United States state securities laws or under the laws of any other jurisdiction and such registration has not been duly effected; provided, that in the case of this Bye-law 64(4), the Board shall be entitled to request and rely on a written opinion of counsel to the transferor or the transferee, in form and substance satisfactory to the Board, that no such approval or consent is required and no such violation would occur, and the Board shall not be obligated to register any transfer absent the receipt of such an opinion.

(4)
Without limiting the foregoing, the Board in its sole discretion may decline to register the transfer of any shares without assigning any reason therefor, subject to any limitation on such right of the Board imposed by law.

(5)
Without limiting the foregoing, the Board shall decline to approve or register a transfer of shares unless all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda, the United States or any other applicable jurisdiction required to be obtained prior to such transfer shall have been obtained.

(6)
The registration of transfers may be suspended at such time and for such periods as the Board may from time to time determine; provided, that such registration shall not be suspended for more than thirty (30) calendar days in any year expect as may be required by applicable law.

65.
Transfers by joint holders

The joint holders of any share or shares may transfer such share or shares to one (1) or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.
66.
Lien on shares

(1)
The Company shall have a first and paramount lien and charge on all shares (whether fully paid-up or not or whether subject to a condition or contingency) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not or whether subject to a condition or contingency) by such Member or his or her estate, either alone or jointly with any other Person, whether a Member or not, but the Board may at any time declare any share to be wholly or in part exempt from the provisions of this Bye-law. The registration of a transfer of any such share shall operate as a waiver of the Company’s lien (if any) thereon. The Company’s lien (if any) on a share shall extend to all dividends or other monies payable in respect thereof.

(2)
The Company may sell or purchase, in such manner and on such terms (including price) as the Board think fit, any shares on which the Company has a lien, but no sale or purchase shall be made unless a sum in respect of which the lien exists is then presently payable, nor until the expiration of fourteen (14) calendar days after a notice in writing stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the relevant Member, or the Person, of which the Company has notice, entitled thereto by reason of such Member’s death or bankruptcy. Effective upon such sale or purchase, any certificate representing such shares prior to such sale shall become null and void, whether or not it was actually delivered to the Company.

(3)
To give effect to any such sale the Board may authorise some Person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his or her title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

(4)
The proceeds of such sale or purchase shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable and the residue, if any, shall (subject to a like lien for sums not presently payable as existed upon the shares before the sale) be paid to the relevant Member or the Person entitled to the shares at the date of the sale.

TRANSMISSION OF SHARES
67.
Representative of deceased Member

In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.
68.
Registration on death or bankruptcy; Rights related to transmission

(1)
Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

(2)
A person entitled by transmission to a share shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a Member in respect of the share, be entitled to exercise any right in respect of the share in relation to meetings of the Company; provided, however, that the Board may at any time give notice requiring a person entitled by transmission to a share to elect either to be registered himself or herself or to transfer the share, and if the notice is not complied with within ninety (90) clear days after the date such notice is given, the Board may withhold payment of any dividend, other monies payable, scrip dividend or capitalisation issue of shares or other similar benefit in respect of the share until the requirements of the notice have been complied with.

DIVIDENDS AND OTHER DISTRIBUTIONS
69.
Declaration of dividends by the Board

The Board may, subject to any rights or restrictions at the time lawfully attached to any class or series of shares and subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. The Board may declare and pay dividends in any currency that the Board in its discretion shall choose.

70.
Other distributions

The Board may declare and make such other distributions (in cash or in specie), in proportion to the number of shares held by them, to the Members as may be lawfully made out of the assets of the Company.
71.
Reserve fund

The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other special or general purpose.
72.
Deduction of amounts due to the Company

The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.
73.
Unclaimed dividends

Any dividend or distribution unclaimed for a period of six (6) years from the date of declaration of such dividend or distribution shall be forfeited and shall revert and belong to the Company and the payment by the Board of any unclaimed dividend or distribution, interest or other sum payable on or in respect of the share into a separate account shall not constitute the Company a trustee in respect thereof.
74.
Interest on dividend

No dividend or distribution shall bear interest against the Company, unless the terms of issue of that share otherwise expressly provide.
CAPITALIZATION
75.
Issue of bonus shares

(1)
The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or funds or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

(2)
The Company may capitalise any sum standing to the credit of a reserve account or fund or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS
76.
Records of account

The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:
(a)   all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;
(b)   all sales and purchases of goods by the Company; and
(c)   the assets and liabilities of the Company.
Such records of account shall be kept at the registered office of the Company or, subject to Section 83(2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours. No Member in its capacity as a Member shall have any right to inspect any accounting record or book or document of the Company except as conferred by the Act or as authorised by the Board.

77.
Financial year end

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 31st December in each year.
78.
Financial statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.
AUDIT
79.
Appointment of Auditor

Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.
80.
Remuneration of Auditor

The remuneration of the Auditor appointed by the Members shall be fixed by the Members or by the Board, if it is authorised to do so by the Members, and the remuneration of the Auditor appointed by the Board shall be fixed by the Board.
81.
Vacancy of office of Auditor

If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of disqualification, illness or other disability at a time when the Auditor’s services are required, the vacancy thereby created shall be filled in accordance with the Act.
82.
Access to books of the Company

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto as required by the Act.
83.
Report of the Auditor

(1)
Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

(2)
The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

(3)
The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

NOTICES
84.
Notices to Members of the Company

A notice may be given by the Company to a Member:
(a)   by delivering it to such Member in person; or
(b)   by sending it by letter mail or courier to such Member’s address in the Register of Members; or
(c)   by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Member to the Company for such purpose; or

(d)   by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.
Acknowledgement of receipt shall not be required and is not a condition of valid service of due notice.
85.
Notices to joint Members

Any notice required to be given to a Member shall, with respect to any shares held jointly by two (2) or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.
86.
Service and delivery of notice

Any notice delivered in accordance with Bye-law 84(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or transmitted by facsimile or other method as the case may be. Any notice delivered in accordance with Bye-law 84(d) shall be deemed to have been delivered at the time when the requirements of the Act in that regard have been met.
SEAL OF THE COMPANY
87.
The seal

The seal of the Company shall be in such form as the Board may from time to time determine. The Board may adopt one (1) or more duplicate seals for use inside or outside Bermuda.
88.
Manner in which seal is to be affixed

The seal of the Company may, but need not be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of  (i) any Director; or (ii) any Officer; or (iii) the Secretary; or (iv) any person appointed by the Board for the purpose. Any Director, Officer or Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.
WINDING UP
89.
Winding up/distribution by liquidator

If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.
ALTERATION OF BYE-LAWS
[If  “Proposal Number Nine: The Bermuda Bye-Law Amendment Threshold Proposal” is approved at the extraordinary general meeting of ordinary shareholders of XL Group plc scheduled to be held on [•], 2016, these bye-laws will include the following italicized provisions:]
90.
Alteration of Bye-laws

No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by (1) seventy-five percent (75%) of the votes cast by Members present or represented by proxy and voting at a general meeting or (2) if the Board has unanimously approved the proposal, a majority of votes cast by Members present or represented by proxy and voting at such general meeting.

[If  “Proposal Number Nine: The Bermuda Bye-Law Amendment Threshold Proposal” is not approved at the extraordinary general meeting of ordinary shareholders of XL Group plc scheduled to be held on [•], 2016, these bye-laws will include the following italicized provisions:]
90.
Alteration of Bye-laws

No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by seventy-five percent (75%) of the votes cast by Members present or represented by proxy and voting at a general meeting.
REGISTERED OFFICE
91.
Registered Office

The registered officer of the Company shall be at such place in Bermuda as the Board from time to time shall decide.
[If  “Proposal Number Ten: The Bermuda Merger Amalgamation Proposal” is approved at the extraordinary general meeting of ordinary shareholders of XL Group plc scheduled to be held on [•], 2016, these bye-laws will include the following italicized provisions:]
AMALGAMATION OR MERGER VOTING
92.
Member Vote to Approve an Amalgamation or Merger

A resolution proposed for consideration at a general meeting to approve the amalgamation or merger of the Company with any other company shall require the affirmative vote of  (i) seventy-five percent (75%) of votes cast by Members present or represented by proxy and voting at such general meeting or (ii) if the Board has unanimously approved the proposal, a majority of the votes cast by Members present or represented by proxy and voting at such general meeting. In each case the quorum for such general meeting shall be as set out in Bye-Law 39.
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SCHEDULE—FORM A (BYE-LAW 63)
TRANSFER OF A SHARE OR SHARES
FOR VALUE RECEIVED	[amount]
[transferor]
hereby sell assign and transfer unto	[transferee]
of	[address]
[number of shares]
shares of	[name of Company]
Dated
(Transferor)
In the presence of:
(Witness)

(Transferee)
In the presence of:

(Witness)

ANNEX D
EXPECTED TIMETABLE
Description	Proposed Date
Record date for determining the XL Group plc shareholders eligible to vote at the shareholder meetings	[•], 2016
Proxy statement and form of proxy first mailed to XL Group plc shareholders	On or about [•], 2016
Latest time for holders of DDIs to provide voting instructions to Computershare UK	[•] [a.m./p.m.], local time, on [•], 2016
Latest time for receiving forms of proxy:
via Internet	[•] [a.m./p.m.], local time, on [•], 2016
via mail, courier or hand delivery	Any time prior to the commencement of the applicable shareholder meeting
for shareholders or holders of DDIs who hold beneficially through a broker or nominee	Please contact your broker or nominee for instructions
Special court-ordered meeting of the holders XL Group plc’s ordinary shares	[•] [a.m./p.m.], local time, on [•], 2016
Extraordinary general meeting of the holders of XL Group plc’s ordinary shares	[•] [a.m./p.m.], local time, on [•], 2016 (or as soon thereafter as the special court-ordered meeting concludes or is adjourned)
Court hearing to sanction the Scheme of Arrangement	Expected to be at [•] [a.m./p.m.], local time, on [•], 2016
Anticipated Effective Time of the Scheme of Arrangement	Before the opening of trading of the XL Group plc ordinary shares on the New York Stock Exchange no later than 21 days after the Scheme of Arrangement is sanctioned by the Irish High Court
D-1

ANNEX E
NOTICE OF THE SPECIAL COURT-ORDERED MEETING OF THE HOLDERS
OF XL GROUP PLC SHARES
XL GROUP PUBLIC LIMITED COMPANY
Registered in Ireland
No. [•]
[•]
NOTICE OF COURT MEETING OF SHAREHOLDERS
IN THE HIGH COURT No. 2016/ [•]
IN THE MATTER OF XL GROUP PUBLIC LIMITED COMPANY
– and –
IN THE MATTER OF THE COMPANIES ACTS 2014
NOTICE IS HEREBY GIVEN that by an Order dated [•] 2016 made in the above matters, the High Court of Ireland (the “Irish High Court”) has directed that a meeting (the “Court Meeting”) be convened of the holders at the Voting Record Time (as defined in the proposed Scheme of Arrangement which is included in the document of which this notice forms a part) of ordinary shares of XL Group Public Limited Company (the “Company” or “XL”) for the purpose of considering and, if thought fit, approving:
1.
(with or without modification) a Scheme of Arrangement pursuant to Sections 449 to 455 of the Companies Act 2014 proposed to be made between XL and the holders of the Scheme Shares (as defined in the proposed Scheme of Arrangement) and that such meeting will be held at [•], on [•] 2016, at [•] a.m. / p.m. (Irish time), at which place and time all holders of the Scheme Shares entitled to vote thereat are invited to attend; and

2.
any motion by the Chairman to adjourn the Court Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Court Meeting to approve the Scheme of Arrangement.

A copy of the proposed Scheme of Arrangement and a copy of the information required to be provided pursuant to Section 452 of the Companies Act 2014 are included in the document of which this Notice forms a part.
By the said Order, the Irish High Court has appointed [Michael McGavick] [Director and Chief Executive Officer] or, failing him, [Kirstin Gould] [Company Secretary], or failing her, such Director or officer of XL as the Board of Directors of XL may determine, to act as Chairman of said meeting and has directed the Chairman to report the result thereof to the Irish High Court.
Subject to the approval of the resolution proposed at the Court Meeting convened by this Notice and the requisite resolutions to be proposed at the extraordinary general meeting of XL convened for [•] at [•] a.m. / p.m. (Irish time) or, if later, as soon as possible after the conclusion or adjournment of the Court Meeting, [it is anticipated that the Irish High Court will order]/[the Irish High Court has ordered] that the hearing of the motion to sanction said Scheme of Arrangement will take place on/in [•] 2016.
Terms shall have the same meaning in this Notice as they have in the proxy statement/consulting the scheme circular accompanying this Notice.
The Scheme of Arrangement will be subject to the subsequent sanction of the Irish High Court.

YOUR VOTE IS IMPORTANT
IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE COURT MEETING (WHETHER IN PERSON OR BY PROXY) SO THAT THE IRISH HIGH COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF XL SHAREHOLDER OPINION. TO ENSURE YOUR REPRESENTATION AT THE COURT MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS SOON AS POSSIBLE ON THE GOLD FORM OF PROXY VIA THE INTERNET OR FOR SHAREHOLDERS WHO HOLD THEIR SHARES IN “STREET NAME” BY TELEPHONE. DETAILS OF HOW TO VOTE VIA THE INTERNET OR FOR SHAREHOLDER WHO HOLD THEIR SHARES IN “STREET NAME” BY TELEPHONE ARE ALSO PROVIDED ON YOUR FORM OF PROXY. COMPLETION AND RETURN OF A FORM OF PROXY WILL NOT PRECLUDE REGISTERED HOLDERS OF SCHEME SHARES FROM ATTENDING THE MEETING AND VOTING IN PERSON SHOULD THEY WISH TO DO SO.
Dated [•], 2016
A&L Goodbody
International Financial Services Centre
North Wall Quay
Dublin 1
Ireland
Solicitors for XL Group Public Limited Company

NOTES FOR HOLDERS OF SCHEME SHARES AS OF THE VOTING RECORD TIME
AND FOR INFORMATION PURPOSES ONLY FOR [DTC] HOLDERS
1.   Total voting rights
At [•], 2016, being the latest practicable date prior to the publication of this Notice of Court Meeting, the issued share capital of XL Group Public Limited Company (“XL” or the “Company”) consisted of  [•] ordinary shares. The ordinary shares carry one vote each. Therefore, the total number of voting rights of XL at [•], 2016, was [•]. The approval required at the Court Meeting is a majority in number of the holders of Scheme Shares as of the Voting Record Time representing 75 percent or more in value of the Ordinary Shares held by such holders present and voting either in person or by proxy.
2.   Participating in the Court Meeting
Every holder of Scheme Shares as of the Voting Record Time, irrespective of how many Scheme Shares they hold, has the right to attend, speak, and ask questions relating to the agenda and to vote at the Court Meeting. Completion of a GOLD Form of Proxy will not affect your right to attend, speak, ask questions relating to the agenda and vote at the Court Meeting in person. Changes in the Register after that time will be disregarded in determining the right of any person to attend and/or vote at the meeting.
If you are a registered shareholder, your shareholder reference number is to be found on your GOLD Form of Proxy. You will need to use your shareholder reference number and your PIN number to lodge your vote online via the website of XL’s Registrar, Computershare Services (Ireland) Limited, at www.eproxyappointment.com.
3.   Appointment of proxy
If you cannot attend the Court Meeting in person, you may appoint a proxy (or proxies) to attend, speak, ask questions relating to the agenda and vote on your behalf. For this purpose a personalised GOLD Form of Proxy is sent to each registered shareholder. Any shareholder entitled to attend and vote at the Court Meeting is entitled to appoint one or more proxies to attend, speak and vote on his/her behalf. A proxy need not be a shareholder of XL. You may appoint the Chairman of the Court Meeting or another individual as your proxy. You may appoint any person as your proxy and it is not a requirement that this person be a shareholder of XL-Ireland. The enclosed proxy card designates [Michael McGavick] or, failing him, [Kirstin Gould] to vote your XL-Ireland ordinary shares in accordance with the voting instructions you indicate in your proxy at each of the shareholder meetings. If you wish to appoint another person as your proxy, you can strike out the names of  [Michael McGavick] and [Kirstin Gould] and replace them with the name of such other person and, if you wish, the name of a second person to act as your proxy if the first named person does not do so. You may appoint a proxy by completing your GOLD Form of Proxy, making sure to sign and date the form at the bottom and returning it in the pre-paid envelope provided. GOLD Forms of Proxy, to be valid, must reach XL’s Registrar, [•] not later than [•] a.m. / p.m. (Irish time) on [•] 2016.
Alternatively, you may appoint a proxy electronically, by visiting the website of XL’s Registrar at www.eproxyappointment.com. You will need your shareholder reference number and your PIN number, which can be found on the lower section of your GOLD Form of Proxy.
If you appoint the Chairman or another person as a proxy to vote on your behalf, please make sure to indicate how you wish your votes to be cast by ticking the relevant boxes on your GOLD Form of Proxy. If you do not indicate how you wish your proxy to vote (or where additional resolutions or procedural matters are put to the meeting) your proxy may vote or abstain as he or she sees fit. Completing and returning a GOLD Form of Proxy will not preclude you from attending and voting at the Court Meeting should you so wish.
4.   How to exercise your voting rights
As a holder of Ordinary Shares as of the Voting Record Date, you have several ways to exercise your right to vote:
4.1.
By attending the Court Meeting in person; or

4.2.
By appointing the Chairman or another person as a proxy to vote on your behalf; or

In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other registered holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members.
5.   How to request/inspect documentation relating to the Court Meeting
The joint proxy statement and this Notice of the Court Meeting were issued on [•], 2016. These documents are also available on XL’s website, www. [•].
Should you wish to be sent copies of documents relating to the Court Meeting, you may request this by telephoning XL’s Registrar on +353 1 4475107 or by writing to XL’s Company Secretary at the address set out above.
The Memorandum and Articles of Association of XL may be inspected during normal business hours on any normal working day at the registered office of XL, [•] up to and including the date of the Court Meeting and at the Court Meeting itself.

ANNEX F
NOTICE OF THE EXTRAORDINARY GENERAL MEETING OF THE HOLDERS
OF XL GROUP PLC SHARES
XL GROUP PUBLIC LIMITED COMPANY
Registered in Ireland
No. 482042
[•]
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
IN THE HIGH COURT No. 2016/ [•]
IN THE MATTER OF XL GROUP PUBLIC LIMITED COMPANY
– and –
IN THE MATTER OF THE COMPANIES ACTS 2014
NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (“EGM”) of XL Group Public Limited Company (the “Company” or “XL”) will be held at [•] on [•] at [•] a.m. / p.m. (Irish time) (or, if later, as soon as possible after the conclusion or adjournment of the Court Meeting (as defined in the Scheme of Arrangement which is included in the document of which this Notice forms part)) for the purpose of considering and, if thought fit, passing the following resolutions of which Resolutions 4, 5 and 11 will be proposed as ordinary resolutions and Resolutions 1, 2, 3, 6, 7, 8, 9 and 10 as special resolutions, each of which relates to a Scheme of Arrangement pursuant to Sections 449 to 455 of the Companies Act 2014 proposed to be made between the Company and the holders of the Cancellation Shares (as defined in the Scheme of Arrangement):
1.   Special Resolution: Approval of Scheme of Arrangement
THAT the Scheme of Arrangement (a copy of which has been produced to this meeting and for the purposes of identification signed by the chairman thereof) in its original form or with such modifications, additions or conditions as may be approved or imposed by the Irish High Court be and is hereby approved and that the directors of the Company be and are hereby authorized to take such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.
2.   Special Resolution: Cancellation of XL Shares pursuant to the Scheme of Arrangement
THAT subject to (i) the passing of Resolution 1 (approval of the Scheme of Arrangement); (ii) the confirmation of the High Court of Ireland pursuant to Sections 84 and 85 of the Companies Act 2014; and (iii) the passing by the requisite majority of the resolution (approval of the Scheme of Arrangement) proposed at a meeting of the shareholders of the Company convened by order of the High Court of Ireland for today’s date, the issued share capital of the Company be reduced by cancelling and extinguishing all the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) but without thereby reducing the authorised share capital of the Company.
3.   Special Resolution: Subsidiary Share Acquisition
THAT, the acquisition by XL Group Ltd of ordinary shares of US$0.01 each in the capital of XL Group plc, on the terms set out in a written memorandum of the contract for purchase (a copy of which has been produced to this meeting and for the purposes of identification, signed by the chairman thereof), be and is hereby approved, provided that the authority granted by such approval shall expire on the date falling eighteen months following the date on which this resolution is passed unless previously varied, revoked or renewed by a special resolution.

4.   Ordinary Resolution: Directors’ Authority to Allot Securities
THAT, subject to and forthwith upon the reduction of capital referred to at Resolution 2 (the Capital Reduction Proposal) taking effect, the directors of the Company be and are hereby generally and unconditionally authorized pursuant to and in accordance with Section 1021 of the Companies Act 2014 to allot and issue New XL Group Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) provided that (i) this authority will expire on [•], 20[•], (ii) the maximum aggregate number of shares that may be allotted hereunder shall be an amount equal to the number of the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) and (iii) this authority shall be without prejudice to any other authority under the said Section 1021 (or any predecessor legislation thereto) previously granted before the date on which this resolution is passed.
5.   Ordinary Resolution: Application of Reserves
THAT, subject to and forthwith upon the reduction of capital referred to at Resolution 2 (the Capital Reduction Proposal) taking effect the reserve credit arising in the books of account of the Company as a result of the cancellation of the Cancellation Shares (as defined in the Scheme of Arrangement referred to at Resolution 1) be applied in paying up in full at par such number of New XL Group Shares, (as defined in the Scheme of Arrangement referred to at Resolution 1) as shall be equal to the aggregate of the number of Cancellation Shares cancelled pursuant to Resolution 2 above, such New XL Group Shares to be allotted and issued to XL Group Ltd and/or its nominees credited as fully paid up and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.
6.   Special Resolution: Amendment to Memorandum of Association
THAT, with effect from the passing of this resolution, the Memorandum of Association of the Company be amended by adding the following new paragraph 3.48:
“To enter into any scheme of arrangement with its creditors or members or any class of them pursuant to Sections 449 to 455 of the Companies Act 2014.”
7.   Special Resolution: Amendment to Articles of Association
THAT, with effect from the passing of this resolution, the Articles of Association of the Company be amended by adding the following new Article 124:
“124
SCHEME OF ARRANGEMENT

(a)
In these Articles, the Scheme means the scheme of arrangement between the Company and the holders of the ordinary shares dated [•], 2016 under Sections 449 to 455 of the Companies Act 2014 in its original form or with or subject to any modifications, additions or conditions as may be approved or imposed by the Court and expressions defined in the Scheme and (if not so defined) in the document constituting the scheme circular circulated with the Scheme under Section 452 of the Companies Act 2014 shall have the same meanings in this Article.

(b)
Notwithstanding any other provisions of these Articles, if the Company allots and issues any Ordinary Shares (other than to XL Group Ltd or its nominees) on or after the adoption of this Article and prior to the Cancellation Record Time such Ordinary Shares shall be allotted and issued subject to the terms of the Scheme and the holder or holders of those Ordinary Shares shall be bound by the Scheme accordingly.

(c)
Notwithstanding any other provision of these Articles, if any new Ordinary Shares are allotted or issued to any person (a “new member”) (other than under the Scheme or to XL Group Ltd or its nominees) (i) on or after the Cancellation Record Time or (ii) otherwise, after the adoption of this Article in any circumstances in which neither the Scheme nor Article 124(b) above applies, XL Group Ltd may, provided that the Scheme has become effective, have such Ordinary Shares transferred immediately, free of all encumbrances, to XL Group Ltd and/or its nominee(s) in consideration of the issue by XL Group Ltd to the new member of the number of common shares of US$0.01 each in the capital of XL Group Ltd to which the new member would have been entitled under the Scheme had such Ordinary Shares transferred to XL Group Ltd hereunder been Cancellation Shares at the Cancellation Record Time.
(d)
In order to give effect to any such transfer required by this Article 124, the Company may appoint any person to execute and deliver a form of transfer on behalf of, or as attorney for, the new member in favour of XL Group Ltd and/or its nominee(s). Pending the registration of XL Group Ltd as a holder of any Ordinary Share to be transferred under this Article 124, the new member shall not be entitled to exercise any rights attaching to any such Ordinary Share unless so agreed by XL Group Ltd and XL Group Ltd shall be irrevocably empowered to appoint a person nominated by the Directors of XL Group Ltd to act as attorney or agent on behalf of any holder or holders of that Ordinary Share in accordance with any directions XL Group Ltd may give in relation to any dealings with or disposal of that Ordinary Share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder or holders of that Ordinary Share must exercise all rights attaching to it in accordance with the directions of XL Group Ltd. The Company shall not be obliged to issue a certificate to the new member for any such Ordinary Share.

(e)
No right of pre-emption granted to any holder or holders of Ordinary Shares nor to any other person whatsoever shall apply to the allotment or issue of Ordinary Shares pursuant to the Scheme of Arrangement.”

8.   Special Resolution: Bermuda Bye-Law Amendment Threshold Proposal
THAT, upon the effectiveness of the Scheme of Arrangement bye-law 90 of XL Group Ltd will read immediately prior to the effective time of the Scheme of Arrangement as follows:
“90
Alteration of Bye-laws

No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by (1) 75% of the votes cast by Members present or represented by proxy and voting at a general meeting or (2) if the Board has unanimously approved the proposal, a majority of votes cast by Members present or represented by proxy and voting at such general meeting.”
9.   Special Resolution: Bermuda Merger and Amalgamation Threshold Proposal
THAT, upon the effectiveness of the Scheme of Arrangement bye-law 92 of XL Group Ltd will read immediately prior to the effective time of the Scheme of Arrangement as follows:
“92
Member Vote to Approve an Amalgamation or Merger

A resolution proposed for consideration at a general meeting to approve the amalgamation or merger of the Company with any other company shall require the affirmative vote of  (i) 75% of votes cast by Members present or represented by proxy and voting at such general meeting or (ii) if the Board has unanimously approved the proposal, a majority of the votes cast by Members present or represented by proxy and voting at such general meeting. In each case the quorum for such general meeting shall be as set out in Bye-Law 39.”
10.   Special Resolution: Bermuda Repurchase Right
THAT, upon the effectiveness of the Scheme of Arrangement bye-law 11 of XL Group Ltd will read immediately prior to the effective time of the Scheme of Arrangement as follows:
“11
Repurchase of Shares

(1)
Purchase of Common Shares

(a)
The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act.

(b)
Subject to the Act, if the Board in its sole discretion determines that ownership of shares of the Company by any Member may result in adverse tax, regulatory or legal consequences to the Company, any Subsidiary of the Company or any other Member, the Company will have the option, but not the obligation, to purchase all or part of the shares of the Company held by such Member to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences) for immediately available funds in an amount equal to the Fair Market Value of such shares on the Business Day immediately prior to the date the Company sends the Repurchase Notice referred to below (the “Repurchase Price”); provided, that the Board will use reasonable efforts to exercise this option equally among similarly situated Members (to the extent possible under the circumstances). In the event that the Company determines to purchase any such shares, the Company will be entitled to assign its purchase right to a third party or parties, including one or more of the other Members, with the consent of such assignee. Each Member shall be bound by the determination by the Company to purchase or assign its right to purchase such Member’s shares and, if so required by the Company, shall sell the number of shares of the Company that the Company requires it to sell.

(2)
Restrictions on repurchases of shares

If the Company purchases any shares pursuant to Bye-law 11(b), it shall do so only in a manner that the Board believes the consummation of such transaction would not have the effect of increasing the number of the Controlled Shares of any person to 10% or any higher percentage of any class of voting Shares or of the total issued Shares or of the voting power of the Company. Notwithstanding the foregoing, the Board, in its sole discretion and by unanimous consent of all of the Directors then in office, may waive the provisions of this Bye-law 11(2).
(3)
Power to discontinue the Company

The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.”
11.   Ordinary Resolution: Adjournment of the EGM
That any motion by the Chairman to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme of Arrangement, or the other resolutions set out at 2 through 5 above, be approved.
By order of the Board of XL Group Public Limited Company
A&L Goodbody
International Financial Services Centre
North Wall Quay
Dublin 1
Ireland
Solicitors for XL Group Public Limited Company

NOTES FOR HOLDERS OF SCHEME SHARES AS OF THE VOTING RECORD TIME
AND FOR INFORMATION PURPOSES ONLY FOR [DTC] HOLDERS
1.   Total voting rights
At [•], 2016, being the latest practicable date prior to the publication of this Notice of EGM, the issued share capital of XL Group Public Limited Company (“XL” or the “Company”) consisted of  [•] ordinary shares. The ordinary shares carry one vote each. Therefore, the total number of voting rights of XL at [•], 2016, was [•]. The approval required at the EGM is a majority in number of the holders of Scheme Shares as of the Voting Record Time representing 75 percent or more in value of the Ordinary Shares held by such holders present and voting either in person or by proxy.
2.   Participating in the EGM
Every holder of Scheme Shares as of the Voting Record Time, irrespective of how many Scheme Shares they hold, has the right to attend, speak, and ask questions relating to the agenda and to vote at the EGM. Completion of a WHITE Form of Proxy will not affect your right to attend, speak, ask questions relating to the agenda and vote at the EGM in person. Changes in the Register after that time will be disregarded in determining the right of any person to attend and/or vote at the meeting.
If you are a registered shareholder, your shareholder reference number is to be found on your WHITE Form of Proxy. You will need to use your shareholder reference number and your PIN number to lodge your vote online via the website of XL’s Registrar, Computershare Services (Ireland) Limited, at www.eproxyappointment.com.
3.   Appointment of proxy
If you cannot attend the EGM in person, you may appoint a proxy (or proxies) to attend, speak, ask questions relating to the agenda and vote on your behalf. For this purpose a personalised WHITE Form of Proxy is sent to each registered shareholder. Any shareholder entitled to attend and vote at the EGM is entitled to appoint one or more proxies to attend, speak and vote on his/her behalf. A proxy need not be a shareholder of XL. You may appoint the Chairman of the EGM or another individual as your proxy. You may appoint any person as your proxy and it is not a requirement that this person be a shareholder of XL-Ireland. The enclosed proxy card designates [Michael McGavick] or, failing him, [Kirstin Gould] to vote your XL-Ireland ordinary shares in accordance with the voting instructions you indicate in your proxy at each of the shareholder meetings. If you wish to appoint another person as your proxy, you can strike out the names of  [Michael McGavick] and [Kirstin Gould] and replace them with the name of such other person and, if you wish, the name of a second person to act as your proxy if the first named person does not do so. You may appoint a proxy by completing your WHITE Form of Proxy, making sure to sign and date the form at the bottom and returning it in the pre-paid envelope provided. WHITE Forms of Proxy, to be valid, must reach XL’s Registrar, [•] not later than [•] a.m. / p.m. (Irish time) on [•] 2016.
Alternatively, you may appoint a proxy electronically, by visiting the website of XL’s Registrar at www.eproxyappointment.com. You will need your shareholder reference number and your PIN number, which can be found on the lower section of your WHITE Form of Proxy.
If you appoint the Chairman or another person as a proxy to vote on your behalf, please make sure to indicate how you wish your votes to be cast by ticking the relevant boxes on your WHITE Form of Proxy. If you do not indicate how you wish your proxy to vote (or where additional resolutions or procedural matters are put to the meeting) your proxy may vote or abstain as he or she sees fit. Completing and returning a WHITE Form of Proxy will not preclude you from attending and voting at the EGM should you so wish.
4.   How to exercise your voting rights
As a holder of Ordinary Shares as of the Voting Record Date, you have several ways to exercise your right to vote:
4.1.
By attending the EGM in person; or

4.2.
By appointing the Chairman or another person as a proxy to vote on your behalf; or

In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other registered holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members.
5.   How to request/inspect documentation relating to the EGM
The joint proxy statement and this Notice of the EGM were issued on [•], 2016. These documents are also available on XL’s website, www. [•].
Should you wish to be sent copies of documents relating to the EGM, you may request this by telephoning XL’s Registrar on +353 1 4475107 or by writing to XL’s Company Secretary at the address set out above.
The Memorandum and Articles of Association of XL may be inspected during normal business hours on any normal working day at the registered office of XL, [•] up to and including the date of the EGM and at the EGM itself.

ANNEX G
Dated             2016
[   ]
And
XL GROUP LTD
SHARE PURCHASE AGREEMENT

THIS AGREEMENT is dated [DATE] 2016 and made between:
(1)
[ ] of  [insert address] (Seller); and

(2)
XL Group Ltd (Purchaser),

(together the Parties and each a Party).
RECITALS
A.
The Seller is the registered holder of ordinary shares in the capital of XL Group plc (Company).

B.
The Company is the registered holder of the entire issued share capital of the Purchaser.

C.
The Seller has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Seller, [ ] ordinary shares of  [ ] each in the capital of the Company (Shares and each, a Share), subject to the terms of this Agreement.

D.
Pursuant to a special resolution at an extraordinary general meeting (EGM), the Company’s shareholders approved the form of this Agreement in accordance with section 105(8), section 114(3) and, to the extent applicable, section 1075(1) of the Companies Act 2014.

E.
The form of this Agreement has been available for inspection by the members of the Company at the registered office of the Company for not less than the period of 21 days ending with the date of the EGM.

IT IS HEREBY AGREED as follows:
1.
Interpretation

1.1.
The definitions and rules of interpretation in this clause and in the Recitals (above) shall apply in this Agreement.

Business Day means a day that the banks are generally open for business in Dublin, New York or Bermuda;
Companies Act means the Companies Act 2014 of Ireland;
Completion means the completion of the sale and purchase of the Shares in accordance with Clause 3 and only upon the satisfaction of the conditions set out in Clause 3.3 and Clause 3.4;
Completion Date means the date of this Agreement;
Consideration means the aggregate of the Sale Share Prices for each of the Shares;
Encumbrance means any interest or equity of any person (including any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention or any other security agreement or arrangement;
Long-Stop Date means the date falling 18 months following the date of the EGM; and
Sale Share Price means [the price of one ordinary share in the Company as published on the Bloomberg screen at the opening of the market on the Completion Date].
1.2.
Clause headings shall not affect the interpretation of this Agreement.

1.3.
Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.

1.4.
Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.

1.5.
A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality) and that person’s personal representatives, successors and permitted assigns.

1.6.
A reference to a Party shall include that Party’s personal representatives and permitted assigns.

1.7.
A reference to any provision of law is a reference to that provision as amended, substituted, extended or re-enacted.

1.8.
References to clauses are to the clauses of this Agreement.

2.
Sale and Purchase of Shares

The Seller agrees to sell, or procure the sale of, the Shares free from all Encumbrances for the Consideration and the Purchaser agrees to purchase the Shares and to pay such consideration to the Seller.
3.
completion

3.1.
Completion of the sale and purchase of the Shares shall take place on the Completion Date at [insert location].

3.2.
On Completion, all legal and beneficial right, title and interest in the Shares shall pass, free from all Encumbrances and together with all rights attaching or accruing to them now or in the future, to the Purchaser.

3.3.
Upon Completion, the Seller shall deliver a duly executed instrument of transfer of the Shares in favour of the Purchaser and the share certificate(s) or other evidence of title to the Shares to the Purchaser.

3.4.
Upon Completion, the Purchaser shall satisfy its obligation to pay the Consideration due in respect of the Shares by such method as agreed between the Parties or otherwise by way of electronic bank transfer for same day value to the Seller’s account.

3.5.
This Agreement shall continue until the Long-Stop Date and, unless Completion has occurred prior to the Long-Stop Date, shall automatically terminate on the Long-Stop Date or, if earlier, the date on which this Agreement is substituted or replaced by a further agreement approved by the shareholders of the Company in general meeting and in accordance with the Companies Act.

4.
Further Assurance

The Seller shall promptly execute and deliver such documents, perform such acts and do such things as the Purchaser may require from time to time for the purpose of giving full effect to this Agreement.
5.
Assignment

Neither Party shall assign, transfer, mortgage, charge, declare a trust over, or deal in any other manner with any of its rights and obligations under this Agreement.
6.
Counterparts

6.1.
This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

6.2.
No counterpart shall be effective until each Party has executed and delivered at least one counterpart.

7.
Governing Law and Jurisdiction

7.1.
This Agreement and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with Irish law.

7.2.
Each Party irrevocably agrees that the courts of Ireland shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with this Agreement or its subject matter or formation (including non-contractual disputes or claims).

IN WITNESS whereof this Agreement has been duly executed by the Parties to it on the date set out at the beginning of this Agreement.
SIGNED by [ ]
SIGNED for and on behalf of XL GROUP LTD

XL GROUP PLC

SPECIAL COURT-ORDERED MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 5:00 p.m., Eastern Time, on [TBD].

Vote by Internet

- Go to **www.envisionreports.com/XL-EGM**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Court-Ordered Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR the following Proposals:

C 1234567890 JNT

1 U P X 2 7 2 8 1 2 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02A9TF

A SEPARATE PROXY IS ENCLOSED FOR THE EXTRAORDINARY GENERAL MEETING.

PLEASE ENSURE THAT YOU VOTE BOTH PROXIES.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — XL Group plc

XL GROUP PLC
FORM OF PROXY

THIS PROXY FOR THE SPECIAL COURT-ORDERED MEETING
IS SOLICITED BY THE BOARD OF DIRECTORS OF XL GROUP PLC

Michael McGavick and Kirstin Gould each of c/o XL House, 8 St. Stephen's Green, Dublin 2, Ireland (or either of them) or, if the below table is completed, the person(s) named in the first column of the following table with an address as set out in the second column of the following table:

Name of Proxy	Address of Proxy

(if you choose to appoint alternative proxies, please complete the above table with the name and address of such proxies. In default of such completion, Michael McGavick and Kirstin Gould or either of them shall be your proxies)

each with the power of substitution, are hereby appointed, as proxies, to attend, speak and vote on behalf of the undersigned as designated on the reverse side, all of the ordinary shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Court-Ordered Meeting of Ordinary Shareholders of XL Group plc to be held on [ ], 2016 at XL House, 8 St. Stephen's Green, Dublin 2, Ireland, at [ ] a.m. local time or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1 and 2. This proxy will revoke any previously executed proxy granted with respect to the 2016 Special Court-Ordered Meeting.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

A SEPARATE PROXY IS ENCLOSED FOR THE SPECIAL COURT-ORDERED PROXY.

PLEASE ENSURE THAT YOU VOTE BOTH PROXIES.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — XL Group plc

XL GROUP PLC
FORM OF PROXY

THIS PROXY FOR THE EXTRAORDINARY GENERAL MEETING IS SOLICITED BY THE BOARD OF DIRECTORS OF XL GROUP PLC

Michael McGavick and Kirstin Gould each of c/o XL House, 8 St. Stephen's Green, Dublin 2, Ireland (or either of them) or, if the below table is completed, the person(s) named in the first column of the following table with an address as set out in the second column of the following table:

Name of Proxy	Address of Proxy

(if you choose to appoint alternative proxies, please complete the above table with the name and address of such proxies. In default of such completion, Michael McGavick and Kirstin Gould or either of them shall be your proxies)

each with the power of substitution, are hereby appointed, as proxies, to attend, speak and vote on behalf of the undersigned as designated on the reverse side, all of the ordinary shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Extraordinary General Meeting of Ordinary Shareholders of XL Group plc to be held on [ ], 2016 at XL House, 8 St. Stephen's Green, Dublin 2, Ireland, at [ ] a.m. local time or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12. This proxy will revoke any previously executed proxy granted with respect to the 2016 Extraordinary General Meeting.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /